                                                    Registration No. 333-165395
                                                     Registration No. 811-07659

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                         REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933      [_]
                       PRE-EFFECTIVE AMENDMENT NO.      [_]
                      POST-EFFECTIVE AMENDMENT NO. 6    [X]
                                  AND/OR
                          REGISTRATION STATEMENT
                                  UNDER
                    THE INVESTMENT COMPANY ACT OF 1940  [_]
                            AMENDMENT NO. 299           [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                            SEPARATE ACCOUNT NO. 49
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On September 5, 2012 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

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                               EXPLANATORY NOTE:

This Post-Effective Amendment No. 6 ("PEA") to the Form N-4 Registration Statement No. 333-165395 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Supplement to the Prospectus. Part C has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any or delete the currently effective Prospectus, Statement of Additional Information or supplements to the Prospectus and Statement of Additional Information, or other part of the Registration Statement except as specifically noted herein.

AXA Equitable Life Insurance Company


SUPPLEMENT DATED SEPTEMBER 17, 2012 TO THE CURRENT PROSPECTUS FOR STRUCTURED CAPITAL STRATEGIES/SM/

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This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the "Prospectus") offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding the addition of one new index to the Structured Investment Option and to announce the availability of the Gold Index and Oil Index under NQ contracts.


Accordingly, please note the following updates to the Prospectus effective on or about September 17, 2012:


1. THE FOLLOWING INDEX IS ADDED TO THE COVER PAGE OF THE PROSPECTUS:



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 INDICES
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..   NASDAQ-100 Price Return Index
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2. THE FOLLOWING IS ADDED UNDER THE SECTION "SEGMENT TYPES" UNDER "STRUCTURED INVESTMENT OPTION" IN "CONTRACT FEATURES AND BENEFITS":


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            INDEX                        SEGMENT DURATION                        SEGMENT BUFFER
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NASDAQ-100 Price Return Index                 1 year                                  -10%
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3. *THE FOLLOWING IS ADDED UNDER THE SECTION "SECURITIES INDICES" UNDER "STRUCTURED INVESTMENT OPTION" IN "CONTRACT FEATURES AND BENEFITS":

      NASDAQ-100 PRICE RETURN INDEX. The NASDAQ-100 Price Return Index (the "NASDAQ-100 Index") includes securities of 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The NASDAQ-100 Price Return Index does not include dividends declared by any of the companies included in this Index.
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*  THE NASDAQ-100 PRICE RETURN INDEX IS NOT AVAILABLE IN THE STATE OF OREGON.

4. THE GOLD INDEX AND OIL INDEX ARE AVAILABLE UNDER NQ CONTRACTS.



  Structured Capital Strategies/SM/ is issued by and is a service mark of AXA
               Equitable Life Insurance Company (AXA Equitable).
   Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
               1290 Avenue of the Americas, New York, NY 10104.

   COPYRIGHT 2012 AXA EQUITABLE LIFE INSURANCE COMPANY. ALL RIGHTS RESERVED.
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104
                                (212) 554-1234


                   IM-06-12 (9/12)                                149997 (9/12)
                   SCS SUP  IF (SAR)                                    #355166

Structured Capital Strategies/SM/

A variable and index-linked deferred annuity contract

PROSPECTUS DATED MAY 1, 2012,

AS AMENDED SEPTEMBER 17, 2012


Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

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WHAT IS STRUCTURED CAPITAL STRATEGIES/SM/?

Structured Capital Strategies/SM/ is a variable and index-linked deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Structured Capital Strategies/SM/ Series B ("Series B"), Structured Capital Strategies/SM/ Series C ("Series C") and Structured Capital Strategies/SM/ Series ADV ("Series ADV"). The contracts provide for the accumulation of retirement savings. The contract also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and/or in one or more of the Segments comprising the Structured Investment Option. See "Definition of key terms" later in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.


The contract may not currently be available in all states. In addition, certain features described in this Prospectus may vary in your state. Not all indices are available in all states. For a state-by-state description of all material variations to this contract, see "Appendix II" later in this Prospectus. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.


WE RESERVE THE RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENTS COMPRISING THE STRUCTURED INVESTMENT OPTION. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

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PLEASE REFER TO PAGE 13 OF THIS PROSPECTUS FOR A DISCUSSION OF RISK FACTORS.
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Our variable investment options are subaccounts offered through Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of the EQ Advisors Trust (the "Trust"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio. Below is a complete list of the variable investment options:

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 VARIABLE INVESTMENT OPTIONS
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EQ/Core Bond Index   EQ/Equity 500 Index   EQ/Money Market
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We also offer our Structured Investment Option, which permits you to invest in one or more segments, each of which provides performance tied to the performance of a securities or commodities index for a set period (1 year, 3 years or 5 years). The Structured Investment Option does not involve an investment in any underlying portfolio. Instead, it is an obligation of AXA Equitable Life Insurance Company. Unlike an index fund, the Structured Investment Option provides a return at maturity designed to provide a combination of protection against certain decreases in the index and a limitation on participation in certain increases in the index. The extent of the downside protection at maturity varies by segment, ranging from the first 10%, 20% or 30% of loss. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE EXTENT THEY EXCEED THE PROTECTION PROVIDED BY THE STRUCTURED INVESTMENT OPTION AT MATURITY. IF YOU WOULD LIKE A GUARANTEE OF PRINCIPAL, WE OFFER OTHER PRODUCTS THAT PROVIDE SUCH GUARANTEES.


The total amount earned on an investment in a segment of the Structured Investment Option is only applied at maturity. If you take a withdrawal from a segment on any date prior to maturity, we calculate the interim value of the segment as described in "Appendix III -- Segment Interim Value." This amount may be less than the amount invested and may be less than the amount you would receive had you held the investment until maturity. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.


We currently offer the Structured Investment Option using the following indices:


-----------------------------------------------------------------------
 INDICES
-----------------------------------------------------------------------
S&P 500 Price Return Index             NYMEX West Texas Intermediate
London Gold Market Fixing Ltd PM Fix    Crude Oil Generic Front-Month
 Price/USD (the "Gold Index")           Futures (the "Oil Index")
Russell 2000(R) Price Return Index     MSCI EAFE Price Return Index
                                       NASDAQ-100 Price Return Index
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THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                       SCS 12.0
                                                                        #349623

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

A minimum contribution of $25,000 is required to purchase a contract.

You can purchase this contract in one of three ways: (i) as a Series B contract, which has withdrawal charges, (ii) as a Series C contract, which has no withdrawal charges, or (iii) as a Series ADV contract, if you are a participant in an account established under a fee-based program sponsored by a registered investment adviser that we accept, which has no withdrawal charges.

The principal underwriters of the contract are AXA Advisors, LLC and AXA Distributors, LLC. The offering of the contract is intended to be continuous.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2012, supplemented August 30, 2012, is a part of the registration statement filed on Form N-4. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

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Who is AXA Equitable?                                           5
Definitions of key terms                                        6
Structured Capital Strategies/SM/ at a glance -- key features   8


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FEE TABLE                                                      11
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Examples                                                       12
Condensed financial information                                12


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1. RISK FACTORS                                                13
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2. HOW TO REACH US                                             15
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3. CONTRACT FEATURES AND BENEFITS                              17
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How you can purchase and contribute to your contract           17
Owner and annuitant requirements                               20
How you can make your contributions                            20
Allocating your contributions                                  21
What are your investment options under the contract?           21
Portfolios of the Trust                                        22
Structured Investment Option                                   23
Your right to cancel within a certain number of days           28


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4. DETERMINING YOUR CONTRACT'S VALUE                           30
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Your account value and cash value                              30
Your contract's value in the variable investment options and
  Segment Type Holding Accounts                                30
Your contract's value in the Structured Investment Option      30


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5. TRANSFERRING YOUR MONEY AMONG INVESTMENT
  OPTIONS                                                      32
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Transferring your account value                                32
Disruptive transfer activity                                   32

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"We," "our" and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                 CONTENTS OF THIS PROSPECTUS 3

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6. ACCESSING YOUR MONEY                                     34
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Withdrawing your account value                              34
How withdrawals are taken from your account value           35
Surrendering your contract to receive its cash value        35
Withdrawals treated as surrenders                           35
When to expect payments                                     35
Your annuity payout options                                 35


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7. CHARGES AND EXPENSES                                     38
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Charges that AXA Equitable deducts                          38
Charges under the contracts                                 38
Charges that the Trust deducts                              40
Group or sponsored arrangements                             40
Other distribution arrangements                             40


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8. PAYMENT OF DEATH BENEFIT                                 41
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Your beneficiary and payment of benefit                     41
Beneficiary continuation option                             42


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9. TAX INFORMATION                                          45
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Overview                                                    45
Buying a contract to fund a retirement arrangement          45
Transfers among investment options                          45
Taxation of nonqualified annuities                          45
Individual retirement arrangements ("IRAs")                 47
Roth individual retirement annuities ("Roth IRAs")          52
Federal and state income tax withholding and information
  reporting                                                 55
Impact of taxes to AXA Equitable                            55


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10. MORE INFORMATION                                        56
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About Separate Account No. 49                               56
About Separate Account No. 68                               56
About the Trust                                             56
About the general account                                   57
About other methods of payment                              57
Dates and prices at which contract events occur             57
About your voting rights                                    58
Statutory compliance                                        58
About legal proceedings                                     58
Financial statements                                        58
Transfers of ownership, collateral assignments, loans, and
  borrowing                                                 59
About Custodial IRAs                                        59
Distribution of the contracts                               59

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11.INCORPORATION OF CERTAIN DOCUMENTS BY
    REFERENCE                                                 62
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APPENDICES
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  I  --  Condensed financial information                     I-1
 II  --  State contract availability and/or variations of
           certain features and benefits                    II-1
III  --  Segment Interim Value                             III-1
 IV  --  Index Publishers                                   IV-1
  V  --  Segment Maturity Date and Segment Start Date
           examples                                          V-1
 VI  --  Purchase considerations for defined benefit and
           defined contribution plans                       VI-1


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STATEMENT OF ADDITIONAL INFORMATION
  Table of contents
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4   CONTENTS OF THIS PROSPECTUS

Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508 billion in assets as of December 31, 2011. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                                                      WHO IS AXA EQUITABLE?  5

Definitions of key terms



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ACCOUNT VALUE -- Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts and (iii) your Segment Interim Values.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges.

CONTRACT DATE -- The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

CONTRACT YEAR -- The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."

INDEX -- An Index is used to determine the Segment Rate of Return for a Segment. We currently offer Segment Types based on two types of Indices:
Indices based on the performance of securities ("Securities Indices") and Indices based on the performance of commodities ("Commodities Indices"). In the future, we may offer Segment Types based on other types of Indices.

INDEX PERFORMANCE RATE -- For a Segment, the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date. The Index Performance Rate may be positive or negative.

IRA -- Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

IRS -- Internal Revenue Service

NQ CONTRACT -- Nonqualified contract.

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

PERFORMANCE CAP RATE -- The highest Segment Rate of Return that can be credited on a Segment Maturity Date. The Performance Cap Rate is not an annual rate of return.

PERFORMANCE CAP THRESHOLD -- A minimum rate you may specify as a participation requirement that the Performance Cap Rate for a new Segment must equal or exceed in order for amounts to be transferred from a Segment Type Holding Account into a new Segment.

SAI -- Statement of Additional Information.

SEC -- Securities and Exchange Commission.

SEGMENT -- An investment option we establish with a specific Index, Segment Duration, Segment Buffer, Segment Maturity Date and Performance Cap Rate.

SEGMENT BUFFER -- The portion of any negative Index Performance Rate that we absorb on a Segment Maturity Date for a particular Segment. Any percentage decline in a Segment's Index Performance Rate in excess of the Segment Buffer reduces your Segment Maturity Value. We currently offer Segment Buffers of -10%, -20% and -30%.

SEGMENT BUSINESS DAY -- A business day that all Indices underlying available Segments are scheduled to be open and to publish prices. A scheduled holiday for any one Index disqualifies that day from being scheduled as a Segment Business Day for all Segments. We use Segment Business Days in this manner so that, based on published holiday schedules, we mature all Segments on the same day and start all new Segments on a subsequent day. This design, among other things, facilitates the roll over of maturing Segment Investments into new Segments. It is possible that due to emergency conditions, an Index cannot provide a price on a day that was scheduled to be a Segment Business Day. These unforeseen events can have two results. (1) If the NYSE experiences an emergency close and cannot publish a price, we cannot mature or start any Segments for any Index. (2) If any Index other than the NYSE experiences an emergency close and cannot publish a price, we will mature or start Segments for all unaffected Indices.

SEGMENT DURATION -- The period from the Segment Start Date to the Segment Maturity Date. We currently offer Segment Durations of 1 year, 3 years or 5 years.

SEGMENT INTERIM VALUE -- The value of your investment in a Segment prior to the Segment Maturity Date.

SEGMENT INVESTMENT -- The amount transferred to a Segment on its Segment Start Date, as adjusted for any withdrawals from that Segment.

SEGMENT MATURITY DATE -- The Segment Business Day on which a Segment ends. This is generally the first Segment Business Day occurring after the 13th of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends.

SEGMENT MATURITY DATE REQUIREMENT -- You will not be invested in a Segment if the Segment Maturity Date is later than your contract maturity date.

6   DEFINITIONS OF KEY TERMS

SEGMENT MATURITY VALUE -- The value of your investment in a Segment on the Segment Maturity Date.

SEGMENT PARTICIPATION REQUIREMENTS -- The requirements that must be met before we transfer amounts from a Segment Type Holding Account to a new Segment on a Segment Start Date.

SEGMENT RATE OF RETURN -- If the Index Performance Rate is positive, then the Segment Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Segment Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10%, -20% or -30% of downside performance, depending on the Segment Buffer applicable to that Segment.

SEGMENT RETURN AMOUNT -- Equals the Segment Investment multiplied by the Segment Rate of Return.

SEGMENT START DATE -- The Segment Business Day on which a new Segment is established. This is generally the second Segment Business Day occurring after the 13th of each month.


SEGMENT TYPE -- All Segments having the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account. We currently offer 16 Segment Types.


SEGMENT TYPE HOLDING ACCOUNT -- An account that holds all contributions and transfers allocated to a Segment Type pending investment in a Segment. There is a Segment Type Holding Account for each Segment Type. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option.

STRUCTURED INVESTMENT OPTION -- An investment option that permits you to invest in various Segments, each tied to the performance of an Index, and participate in the performance of that Index.

                                                   DEFINITIONS OF KEY TERMS  7

Structured Capital Strategies/SM/ at a glance -- key features

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THREE CONTRACT SERIES        This Prospectus describes three contract series of
                             Structured Capital Strategies/SM/ -- Series B, Series C and
                             Series ADV. Series B contracts are subject to a withdrawal charge schedule, while the Series C and Series ADV
                             contracts are not subject to a withdrawal charge schedule.
                             Series ADV contracts can only be purchased through an
                             account established under a fee-based program offered by a registered investment adviser. The fees and expenses of
                             your fee-based program are separate from and in addition to the fees and expenses of the contract and generally provide for various advisory and other services. We do not create
                             or approve these fee-based programs, which are the sole
                             responsibility of the registered investment adviser that
                             maintains them.

                             Each series provides for the accumulation of retirement
                             savings and income, and provides for the payment of account value to your beneficiary upon death, and offers various
                             payout options.

                             Each series has a different charge structure. For details, please see the "Fee table" and "Charges and expenses"
                             sections later in this Prospectus.

                             Throughout the Prospectus, any differences in the series
                             are identified. Also see "Definition of key terms" ear-
                             lier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.

                             You should work with your financial professional to decide which series of the contract may be appropriate for you
                             based on a thorough analysis of your particular insurance
                             needs, financial objectives, investment goals, time
                             horizons and risk tolerance.

                             Before you purchase a Series C contract, you should be
                             aware that you will pay higher Separate account annual
                             expenses than if you purchase a Series B or Series ADV
                             contract. If you plan to hold your Series C contract for an extended period of time or invest in segment durations of 5 years, you may be better off in a Series B or Series ADV
                             contract. You should consider this possibility before
                             purchasing the contract.
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VARIABLE INVESTMENT OPTIONS  Structured Capital Strategies/SM/ variable investment options invest in portfolios sub-advised by professional
                             investment advisers. The contract currently offers three
                             variable investment options. Depending upon the performance of the variable investment options, you could lose money by investing in one or more variable investment options.
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STRUCTURED INVESTMENT        See "Definition of key terms" on the prior page and
OPTION                       "Contract features and benefits" later in this Prospectus
                             for more detailed explanations of terms associated with the
                             Structured Investment Option.
                             ------------------------------------------------------------
                             .   16 Segment Types with Segment Durations of 1, 3 and 5
                                 years.
                             .   Investments in Segments are not investments in
                                 underlying mutual funds; Segments are not "index
                                 funds." Each Segment Type offers an opportunity to
                                 invest in a Segment that is tied to the performance of
                                 a Securities or Commodities Index. You participate in
                                 the performance of that Index by investing in the
                                 Segment. You do not participate in the investment
                                 results of any assets we hold in relation to the
                                 Segments. We hold assets in a "non-unitized" separate
                                 account we have established under the New York
                                 Insurance Law to support our obligations under the
                                 Structured Investment Option. We calculate the results
                                 of an investment in a Segment pursuant to one or more
                                 formulas described later in this Prospectus. Depending
                                 upon the performance of the Indices, you could lose
                                 money by investing in one or more Segments.
                             .   An "Index" is used to determine the Segment Rate of
                                 Return for a Segment. We currently offer Segment Types
                                 based on two types of Indices: Indices based on the
                                 performance of securities ("Securities Indices") and
                                 Indices based on the performance of commodities
                                 ("Commodities Indices"). In the future, we may offer
                                 Segment Types based on other types of Indices. The
                                 Indices are as follows:
                                -- S&P 500 Price Return Index;
                                -- Russell 2000(R) Price Return Index;
                                -- MSCI EAFE Price Return Index;
                                -- NASDAQ-100 Price Return Index;
                                -- London Gold Market Fixing Ltd PM Fix Price /USD (the
                                   "Gold Index"); and
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8   STRUCTURED CAPITAL STRATEGIES/SM/ AT A GLANCE -- KEY FEATURES

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STRUCTURED INVESTMENT     -- NYMEX West Texas Intermediate Crude Oil Generic
OPTION (CONTINUED)           Front-Month Futures (the "Oil Index").
                         .   The Segment Return Amount (which equals the Segment
                             Investment multiplied by the Segment Rate of Return)
                             will only be applied on the Segment Maturity Date.
                       .   The Segment Rate of Return could be positive, zero, or
                           negative. THERE IS A RISK OF A SUBSTANTIAL LOSS OF YOUR
                           PRINCIPAL BECAUSE YOU AGREE TO ABSORB ALL LOSSES TO THE
                           EXTENT THEY EXCEED THE APPLICABLE SEGMENT BUFFER.
                       .   On any date prior to maturity, we calculate the Segment
                           Interim Value for each Segment as described in
                           "Appendix III -- Segment Interim Value". This amount
                           may be less than the amount invested and may be less
                           than the amount you would receive had you held the
                           investment until maturity. The Segment Interim Value
                           will generally be negatively affected by increases in
                           the expected volatility of index prices, interest rate
                           increases, and by poor market performance. All other
                           factors being equal, the Segment Interim Value would be
                           lower the earlier a withdrawal or surrender is made
                           during a Segment. Also, participation in upside
                           performance for early withdrawals is pro-rated based on
                           the period those amounts were invested in a Segment.
                           This means you participate to a lesser extent in upside
                           performance the earlier you take a withdrawal.
                       .   BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT BUFFER
                           ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE
                           SEGMENT MATURITY DATE, NOT ANNUAL RATES OF RETURN, EVEN
                           IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR.
                           THEREFORE YOUR PERFORMANCE CAP THRESHOLD IS ALSO NOT AN
                           ANNUAL RATE, AS IT IS BASED ON THE SEGMENT DURATION.
                       .   THE HIGHEST LEVEL OF PROTECTION AT MATURITY IS THE -30%
                           SEGMENT BUFFER AND LOWEST LEVEL OF PROTECTION IS THE
                           -10% SEGMENT BUFFER.
                       .   THIS PRODUCT GENERALLY OFFERS GREATER UPSIDE POTENTIAL,
                           BUT LESS DOWNSIDE PROTECTION, AT MATURITY THAN FIXED
                           INDEXED ANNUITIES, WHICH PROVIDE A GUARANTEED MINIMUM
                           RETURN.
-----------------------------------------------------------------------------------

TAX CONSIDERATIONS  .   On earnings inside the contract No tax until you make withdrawals from your contract or receive an-
                                                        nuity payments.
                    .   On transfers inside the         No tax on transfers among investment options, including on a Segment
                        contract                        Maturity Date.
                    ---------------------------------------------------------------------------------------------------------

                      If you are purchasing an annuity contract as an Individual
                      Retirement Annuity (IRA), you should be aware that such
                      annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for
                      individual retirement arrangements. Before purchasing this contract, you should consider whether its features and
                      benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits
                      and costs of this contract with any other investment that
                      you may use in connection with your individual retirement
                      arrangement. You should also be aware that income received under the contract is taxable as ordinary income and not as capital gain. For more information, see "Tax information"
                      later in this Prospectus.
----------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS  .   NQ
                          $25,000(initial) (minimum)
                          $500(additional) (minimum)
                      .   Traditional or Roth IRA
                          $25,000(initial) (minimum)
                          $50(subsequent) (minimum)
                      .   Maximum contribution limitations apply to all contracts.
                      ------------------------------------------------------------
                      In general, contributions are limited to $1.5 million under all Structured Capital Strategies/SM/ contracts with the
                      same owner or annuitant and $2.5 million under all AXA
                      Equitable annuity accumulation contracts with the same
                      owner or annuitant. Upon advance notice to you, we may
                      exercise certain rights we have under the contract
                      regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and
                      limitations, and (ii) discontinue acceptance of
                      contributions including contributions in general, or to
                      particular investment options. In addition, we may, at any time, exercise our right to limit or terminate transfers
                      into any variable investment option. For more information, see "How you can purchase and contribute to your contract"
                      in "Contract features and benefits" later in this
                      Prospectus.
----------------------------------------------------------------------------------

               STRUCTURED CAPITAL STRATEGIES/SM/ AT A GLANCE -- KEY FEATURES 9

---------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY       .   Partial withdrawals
                           .   Contract surrender
                           .   You may be subject to tax on any income you receive
                               and, unless you are 59 1/2 or another exception
                               applies, an additional 10% federal income tax penalty.
                               For Series B, you may also incur a withdrawal charge
                               for certain withdrawals or if you surrender your
                               contract.
---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
                           .   Other payout options through other contracts
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  0-85
AGES
---------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL       To exercise your cancellation right you must notify us,
                           with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period
                           may be longer. See "Your right to cancel within a certain
                           number of days" in "Contract features and benefits" later
                           in this Prospectus for more information.
---------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. ALL SEGMENT TYPES MAY NOT BE AVAILABLE IN ALL STATES. FOR A STATE-BY-STATE DESCRIPTION OF ALL MATERIAL VARIATIONS TO THIS CONTRACT, SEE "APPENDIX II" LATER IN THIS PROSPECTUS.


For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether this contract is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

10  STRUCTURED CAPITAL STRATEGIES/SM/ AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase a Variable Immediate Annuity payout option, request special services or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/

---------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST
 CERTAIN TRANSACTIONS
---------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions   SERIES B/(2)/   SERIES C   SERIES ADV
withdrawn (deducted if you surrender your contract or make   5.00%           N/A        N/A
certain withdrawals or apply your cash value to certain
payout options).
---------------------------------------------------------------------------------------------------
Charge for each additional transfer in excess of 12
transfers per contract year:/(3)/                            Maximum Charge: $35 Current Charge: $0
---------------------------------------------------------------------------------------------------

SPECIAL SERVICES CHARGES
..   Wire transfer charge       Current and Maximum Charge:  $90
..   Express mail charge        Current and Maximum Charge:  $35
..   Duplicate contract charge  Current and Maximum Charge:  $35
----------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying Trust portfolio fees and expenses.
-----------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (INCLUDING THE SEGMENT TYPE
 HOLDING ACCOUNTS) EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                            SERIES B SERIES C SERIES ADV
Contract fee/(4)/                                            1.25%    1.65%    0.65%

---------------------------------------------------------------------------------------------------------
                      ADJUSTMENTS FOR EARLY SURRENDER OR WITHDRAWAL FROM A SEGMENT
---------------------------------------------------------------------------------------------------------
 WHEN CALCULATION IS MADE                                        MAXIMUM AMOUNT THAT MAY BE LOST/(5)/
---------------------------------------------------------------------------------------------------------
                                                              -10% BUFFER    -20% BUFFER    -30% BUFFER
---------------------------------------------------------------------------------------------------------
Segment Interim Value is applied on surrender or withdrawal  90% of Segment 80% of Segment 70% of Segment
from a Segment prior to its Segment Maturity Date            Investment     Investment     Investment
---------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust Prospectus for the portfolio.

---------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from  Lowest Highest portfolio assets including management fees, 12b-1 fees, service fees, and/or other
expenses)/(6)/                                                                       0.62%  0.72%
---------------------------------------------------------------------------------------------------

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1").

Contract Year
-------------
     1........ 5.00%
     2........ 5.00%
     3........ 5.00%
     4........ 4.00%
     5........ 3.00%
     6+....... 0.00%

                                                                  FEE TABLE  11

(3)Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each variable transfer at the time each transfer is processed. See "Transfer charge" in "Charges and expenses" later in this Prospectus. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge.

(4)On a non-guaranteed basis, we may waive any portion of the contract fee as it applies to the EQ/Money Market variable investment option to the extent that the fee exceeds the income distributed by the underlying EQ/Money Market Portfolio. This waiver is limited to the contract fee, and it is not a fee waiver or performance guarantee for the underlying EQ/Money Market Portfolio. See "Contract fee" in "Charges and expenses" later in this Prospectus.

(5)The actual amount of the Interim Value Calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date, as discussed in detail under "Appendix III" later in this Prospectus. The maximum loss would occur if there is a total distribution for a Segment with a 10%, 20% or 30% buffer at a time when the Index price has declined to zero. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate.

(6)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the EQ/Core Bond Index Portfolio.

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and underlying Trust fees and expenses (including underlying portfolio fees and expenses). For a complete description of portfolio charges and expenses, please see the prospectuses for the Trust.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated under a Series B contract, a Series C contract and under a Series ADV contract.

The Structured Investment Option is not covered by the fee table and examples. However, the withdrawal charge, if any, and the charge if you elect a Variable Immediate Annuity payout option do apply to the Structured Investment Option.

These examples should not be considered a representation of past or future expenses for any variable investment option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume (i) the total annual expenses of the portfolios set forth in the previous tables; and (ii) there is no waiver of any withdrawal charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------------
                                                      SERIES B
------------------------------------------------------------------------------------------------
                                                      IF YOU ANNUITIZE AT THE END OF THE
                                                      APPLICABLE TIME PERIOD, AND SELECT A NON-
                IF YOU SURRENDER YOUR CONTRACT AT THE LIFE CONTINGENT PERIOD CERTAIN ANNUITY
                END OF THE APPLICABLE TIME PERIOD     OPTION WITH LESS THAN FIVE YEARS
------------------------------------------------------------------------------------------------

PORTFOLIO
NAME            1 YEAR   3 YEARS   5 YEARS  10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------

EQ
ADVISORS TRUST:
------------------------------------------------------------------------------------------------
EQ/Core
       Bond
       Index     $707    $1,139    $1,397    $2,364     N/A      $1,139    $1,397     $2,364
------------------------------------------------------------------------------------------------
EQ/Equity
         500
         Index   $696    $1,107    $1,343    $2,255     N/A      $1,107    $1,343     $2,255
------------------------------------------------------------------------------------------------
EQ/Money
        Market   $706    $1,136    $1,391    $2,353     N/A      $1,136    $1,391     $2,353
------------------------------------------------------------------------------------------------

------------------------------------------------------
                                   SERIES B
------------------------------------------------------

                 IF YOU DO NOT SURRENDER YOUR
                CONTRACT AT THE END OF THE APPLICABLE
                          TIME PERIOD
------------------------------------------------------

PORTFOLIO
NAME            1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------

EQ
ADVISORS TRUST:
------------------------------------------------------
EQ/Core
       Bond
       Index     $207     $639     $1,097     $2,364
------------------------------------------------------
EQ/Equity
         500
         Index   $196     $607     $1,043     $2,255
------------------------------------------------------
EQ/Money
        Market   $206     $636     $1,091     $2,353
------------------------------------------------------

                                     SERIES C
--------------------------------------------------------------------------------------------
                                                         IF YOU SURRENDER OR DO NOT
                    IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                        APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------------
PORTFOLIO NAME      1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------------------
EQ ADVISORS TRUST
--------------------------------------------------------------------------------------------
EQ/CoreBond Index    N/A       $765   $1,308   $2,789   $249     $765     $1,303    $2,789
--------------------------------------------------------------------------------------------
EQ/Equity500 Index   N/A       $734   $1,256   $2,685   $238     $734     $1,256    $2,685
--------------------------------------------------------------------------------------------
EQ/MoneyMarket       N/A       $762   $1,303   $2,779   $248     $762     $1,303    $2,779
--------------------------------------------------------------------------------------------

                             SERIES
                              ADV
---------------------------------------------------------------------------------------
                                                    IF YOU SURRENDER OR DO NOT
               IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                   APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------

PORTFOLIO
NAME           1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------

EQ
ADVISORS
TRUST:
---------------------------------------------------------------------------------------
EQ/Core
       Bond
       Index    N/A       $447    $772    $1,692   $144     $447      $772     $1,692
---------------------------------------------------------------------------------------
EQ/Equity
         500
         Index  N/A       $415    $717    $1,576   $133     $415      $717     $1,576
---------------------------------------------------------------------------------------
EQ/Money
        Market  N/A       $444    $767    $1,681   $143     $444      $767     $1,681
---------------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2011.

12  FEE TABLE

1. Risk factors


--------------------------------------------------------------------------------

This section discusses risks associated with some features of the contract. See "Definition of key terms" earlier in this Prospectus and "Contract features and benefits" later in this Prospectus for more detailed explanations of terms associated with the Structured Investment Option.

..   There is a risk of a substantial loss of your principal because you agree to absorb all losses from the portion of any negative Index Performance Rate that exceeds the Segment Buffer for any Segment at maturity. The highest level of protection is the -30% Segment Buffer and the lowest level of protection is the -10% Segment Buffer at maturity.

..   Your Segment Rate of Return for any Segment is limited by its Performance
    Cap Rate, which could cause your Segment Rate of Return to be lower than it would otherwise be if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index.

..   The Performance Cap Rate is determined on the Segment Start Date. You will not know the rate in advance. Prior to the Segment Start Date, you may elect a Performance Cap Threshold. The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account, until the next available Segment for which your threshold is met or you provide us with alternative instructions. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap than you would find acceptable. Currently, we will not establish a Segment if the Performance Cap Rate would be less than 2% for a 1-Year Segment, 6% for a 3-Year Segment or 10% for a 5-Year Segment. The Performance Cap Rate is a rate of return from the Segment Start Date to the Segment Maturity Date, NOT an annual rate of return, even if the Segment Duration is longer than one year. We reserve the right to reduce or remove our current minimum threshold for setting the Performance Cap Rate. Please see "Appendix II" later in this Prospectus for state variations.

..   The method we use in calculating your Segment Interim Value may result in an amount lower than your Segment Investment, even if the corresponding Index has experienced positive investment performance since the Segment Start Date. Also, this amount may be less than the amount you would receive had you held the investment until maturity.

   -- If you take a withdrawal, including required minimum distributions, and there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from any active Segments in your contract. Amounts withdrawn from active Segments will be valued using the formula for calculating the Segment Interim Value.

   -- If you die or cancel or surrender your contract before the Segment
      Maturity Date, we will pay the Segment Interim Value.

   -- Any calculation of the Segment Interim Value will generally be affected by changes in both the volatility and level of the relevant Index, as well as interest rates. The calculation of the Segment Interim Value is linked to various factors, including the value of a basket of put and call options on the relevant Index as described in "Appendix III" of this Prospectus. The Segment Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Segment Interim Value would be lower the earlier a withdrawal or surrender is made during a Segment. Also, participation in upside performance for early withdrawals is pro-rated based on the period those amounts were invested in a Segment. This means you participate to a lesser extent in upside performance the earlier you take a withdrawal.

..   You cannot transfer out of a Segment prior to its maturity to another investment option. You can only make withdrawals out of a Segment or surrender your contract. The amount you would receive would be calculated using the formula for the Segment Interim Value.

..   We may not offer new Segments of any or all Segment Types, so a Segment may
    not be available for you to transfer your Segment Maturity Value into after the Segment Maturity Date.

..   We have the right to substitute an alternative index prior to Segment
    Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. If we substitute an index for an existing Segment, we would not change the Segment Buffer or Performance Cap Rate. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index.

..   If a Segment cannot be matured until after the scheduled Segment Start Date for a particular month, we may create new Segments of Segment Types that utilize unaffected Indices on the scheduled Segment Start Date. This may occur if the Segment Maturity Date for a Segment is delayed more than once because the value for the relevant underlying Index of the Segment is not published on the designated Segment Maturity Date. If your instructions include an allocation from a Segment whose Segment Maturity Date has been delayed to a new Segment whose underlying Index is unaffected, we will not be able to transfer that portion of your Segment Maturity Value from the affected Segment to the unaffected Segment. We will use reasonable efforts to allocate your Segment Maturity Value in accordance with your instructions, which may include holding

                                                               RISK FACTORS  13
   amounts in Segment Type Holding Accounts until the next Segment Start Date.

..   The amounts held in a Segment Type Holding Account may earn a return that is less than the return you might have earned if those amounts were held in another variable investment option.

..   Segment Types with greater protection tend to have lower Performance Cap
    Rates than other Segment Types that use the same index and duration but provide less protection.

..   The value of your variable investment options will fluctuate and you could lose some or all of your account value.

..   The level of risk you bear and your potential investment perfor- mance will differ depending on the investments you choose.

..   If your account value falls below the applicable minimum account size as a result of a withdrawal, the contract will terminate.

..   For Series B contracts only, if you surrender your contract, any applicable withdrawal charge is calculated as a percentage of contributions, not account value. It is possible that the percentage of account value withdrawn could exceed the applicable withdrawal charge percentage. For example, assume you make a onetime contribution of $1,000 at contract issue. If your account value is $800 in contract year 3 and you surrender your contract, a withdrawal charge percentage of 5% is applied. The withdrawal charge would be $50 (5% of the $1,000 contribution). This is a 6.25% reduction of your account value, which results in a cash value of $750 paid to you.

..   No company other than AXA Equitable has any legal responsibil- ity to pay amounts that AXA Equitable owes under the contract. An owner should look to the financial strength of AXA Equitable for its claims-paying ability.


..   You do not have any rights in the securities underlying the index, including, but not limited to, (i) interest payments, (ii) dividend payments or (iii) voting rights.

..   Your Segment Maturity Value is dependent on the performance of the index on the Segment Maturity Date.

..   Past performance of the index is not indication of future performance.


14  RISK FACTORS

2. How to reach us


--------------------------------------------------------------------------------

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

--------------------------------------------------------------------------------
Our "business day" is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur in "More Information" later in this Prospectus."
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including when money is transferred into a Segment from a Segment Type Holding Account; when money is not transferred from a Segment Type Holding Account into a Segment on a Segment Start Date for any reason; when a Segment matures; when you change a Performance Cap Threshold; or when you change your current instructions; and

..   at the close of each calendar quarter for which there is a financial transaction and statement of your contract values at the close of each calendar year.

See "Definition of key terms" earlier in this Prospectus for a more detailed explanation of terms associated with the Structured Investment Option.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   your Performance Cap Threshold;

..   your instructions on file for allocating the Segment Maturity Value on the
    Segment Maturity Date;

..   the number of units you have in the variable investment options and the
    Segment Type Holding Accounts;

..   the daily unit values for the variable investment options and the Segment
    Type Holding Accounts; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   elect or change your Performance Cap Threshold;

                                                            HOW TO REACH US  15

..   change your allocation percentages and/or transfer among the variable investment options (not available for transfers to Segment Type Holding Accounts); and

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only).

With Online Account Access only you can:

..   elect to receive certain contract statements electronically;

..   change your address;

..   elect or change your Performance Cap Threshold; and

..   access "Frequently Asked Questions" and certain service forms.

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll-free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com and clicking on Online Account Access. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).
--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-877-899-3743) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days.

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for transfers, including transfers of your Segment Maturity Value on a Segment Maturity Date, by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the beneficiary continuation option;

(5)IRA contribution recharacterizations;

(6)Section 1035 exchanges;

(7)direct transfers and specified direct rollovers;

(8)death claims;

(9)change in ownership (NQ only, if available under your contract);

(10)purchase by, or change of ownership to, a non-natural owner;

(11)requests to transfer, re-allocate, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems);

(12)establishing and changing a Performance Cap Threshold;

(13)providing instructions for allocating the Segment Maturity Value on the Segment Maturity Date; and

(14)requests for withdrawals.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes; and

(2)contract surrender;

To cancel or change any of the following, we recommend that you provide the required written notification at least seven calendar days before the next scheduled transaction:

(1)instructions on file for allocating the Segment Maturity Value on the Segment Maturity Date; and

(2)instructions to withdraw your Segment Maturity Value on the Segment Maturity Date.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)the date annuity payments are to begin.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

16  HOW TO REACH US

3. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including another traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including traditional IRA or another Roth IRA. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Subsequent contributions may not be permitted in your state. Please see Appendix II later in this Prospectus for any applicable state variations.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We currently do not accept any contribution if (i) the aggregate contributions under one or more Structured Capital Strategies/SM/ contracts with the same owner or annuitant would then total more than $1,500,000; or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria we determine, including issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix II later in this Prospectus for more information on state variations.

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The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
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Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:

..   Change our contribution requirements and limitations and our transfer rules, including to:

   -- increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

   -- discontinue the acceptance of subsequent contributions to the contract;

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options; and

   -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the Segment Type Holding Accounts or the Segments.

..   Further limit the number of Segment Type Holding Accounts and Segments you may invest in at any one time.

..   Limit or terminate new contributions or transfers to any variable investment option, Segment Type Holding Account or Segment ("investment options").

WE RESERVE THE RIGHT IN OUR SOLE DISCRETION TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON CONTRIBUTIONS AND TRANSFERS INTO CERTAIN INVESTMENT OPTIONS, INCLUDING ANY OR ALL OF THE SEGMENT TYPES. IF WE EXERCISE THIS RIGHT, YOUR ABILITY TO INVEST IN YOUR CONTRACT, INCREASE YOUR CONTRACT VALUE AND, CONSEQUENTLY, INCREASE YOUR DEATH BENEFIT WILL BE LIMITED.

                                              CONTRACT FEATURES AND BENEFITS 17

                                                       SERIES B,
                                                      SERIES C &
                                                      SERIES ADV
-----------------------------------------------------------------------------------------------------------------------------
 CONTRACT   AVAILABLE FOR OWNER AND                                                      ADDITIONAL LIMITATIONS ON
 TYPE       ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS      CONTRIBUTIONS TO YOUR CONTRACT/(1)/
-----------------------------------------------------------------------------------------------------------------------------
NQ               0 through 85         $25,000 (initial)     After-tax money.             You may make subse-
                                                                                            quent contributions to the
                                      $500 (subsequent)     Paid to us by check or          contract until the later of
                                                               transfer of contract         attained age 86 or, if later,
                                                               value in a tax deferred      the first con- tract date
                                                               exchange under               anniversary./(2)/
                                                               Section 1035 of the
                                                               Internal Revenue
                                                               Code.
-----------------------------------------------------------------------------------------------------------------------------
                 0 through 85         $25,000 (initial)     Eligible rollover            You may make rollover or
Traditional                                                    distributions from           direct transfer contributions
IRA                                   $50 (subsequent)         403(b) plans, qualified      until the later of attained
                                                               plans and                    age 86 or the first contract
                                                               governmental                 date anniversary./(2)/
                                                               employer 457(b) plans.
                                                                                         Contributions made after
                                                            Rollovers from another          age 70 1/2 must be net of
                                                               traditional individual       required minimum
                                                               retirement                   distributions.
                                                               arrangement.
                                                                                         Although we accept regular
                                                            Direct custodian-to-            IRA contributions (limited to
                                                               custodian transfers          $5,000 per calendar year)
                                                               from another                 under traditional IRA con-
                                                               traditional individual       tracts, we intend that the
                                                               retirement                   contract be used primarily
                                                               arrangement.                 for rollover and direct trans-
                                                                                            fer contributions.
                                                            Regular IRA con-
                                                               tributions.               Subsequent catch-up con-
                                                                                            tributions of up to $1,000
                                                            Additional catch-up             per calendar year where the
                                                               contributions.               owner is at least age 50 but
                                                                                            under age 70 1/2 at any time
                                                                                            during the calendar year for
                                                                                            which the contribution is
                                                                                            made.
-----------------------------------------------------------------------------------------------------------------------------

(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.
(2)The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

18  CONTRACT FEATURES AND BENEFITS

                                                       SERIES B,
                                                      SERIES C &
                                                      SERIES ADV
                                                      (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
 CONTRACT  AVAILABLE FOR OWNER AND                                                     ADDITIONAL LIMITATIONS ON
 TYPE      ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS TO YOUR CONTRACT/(1)/
---------------------------------------------------------------------------------------------------------------------------
Roth IRA        0 through 85         $25,000 (initial)     Rollovers from another       You may make rollover
                                                              Roth IRA.                    or direct transfer
                                     $50 (subsequent)                                      contributions until the
                                                           Rollovers from a                later of attained age 86
                                                              designated Roth              or the first contract date
                                                              contribution account         anniversary./(2)/
                                                              under specified
                                                              retirement plans.         Conversion rollovers
                                                                                           after age 70 1/2 must be
                                                           Conversion rollovers            net of required minimum
                                                              from a traditional IRA       distributions for the
                                                              or other eligible            traditional IRA or other
                                                              retirement plan.             eligible retirement plan
                                                                                           that is the source of the
                                                           Direct custodian-to-            conversion rollover.
                                                              custodian transfers
                                                              from another Roth         Although we accept
                                                              individual retirement        Roth IRA contributions
                                                              arrangement.                 (limited to $5,000 per
                                                                                           calendar year) under
                                                           Regular Roth IRA                Roth IRA contracts, we
                                                              contributions.               intend that the contract
                                                                                           be used primarily for
                                                           Additional catch-up             rollover and direct
                                                              contributions.               transfer contributions.

                                                                                        Subsequent catch-up
                                                                                           contributions of up to
                                                                                           $1,000 per calendar
                                                                                           year where the owner is
                                                                                           at least 50 at any time
                                                                                           during the calendar year
                                                                                           for which the
                                                                                           contribution is made.
---------------------------------------------------------------------------------------------------------------------------

(1)Subsequent contributions may not be permitted under certain conditions in your state. Please see Appendix II later in this Prospectus for more information on contribution limitations in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into any investment option at any time.
(2)The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.

                                              CONTRACT FEATURES AND BENEFITS 19

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. We reserve the right to prohibit availability of this contract to any non-natural owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.

We also permit defined benefit and defined contribution plan trusts to use pooled plan assets to purchase NQ contracts. See "Appendix VI: Purchase considerations for defined benefit and defined contribution plans" later in this Prospectus.

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and may be required to take post-death distributions.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Structured Investment Option, you should strongly consider "split-funding": that is the trust holds investments in addition to this Structured Capital Strategies/SM/ contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Structured Capital Strategies/SM/ contract is the only source for such distributions, you may need to take withdrawals from Segments before their Segment Maturity Dates. See the discussion of the Structured Investment Option later in this section.

--------------------------------------------------------------------------------
SEGMENT -- an investment option we establish with a specific Index, Segment Duration, Segment Buffer, Segment Maturity Date and Performance Cap Rate. SEGMENT MATURITY DATE -- the Segment Business Day on which a Segment ends. This is generally the first Segment Business Day occurring after the 13th of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made for NQ contracts, pursuant to an intended Section 1035 tax-free exchange or for IRA contracts, pursuant to a direct transfer. For a traditional IRA contract, your initial contribution must be a direct transfer from another traditional IRA or a rollover from an eligible retirement plan (including a traditional IRA). For a Roth IRA contract, your initial contribution must be a direct transfer from another Roth IRA or a rollover from an eligible retirement plan including a traditional IRA or another Roth IRA. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.

For your convenience, we will accept initial and subsequent contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the time requirements set by applicable rules of the Financial Industry Regulatory Authority ("FINRA"). Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing. If the period for this review extends through a Segment Start Date, your initial investment will not be allocated to new Segments until the next Segment Start Date.

If your application is in good order when we receive it from AXA Advisors for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

20  CONTRACT FEATURES AND BENEFITS

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more of the investment options. The total number of Segments and Segment Type Holding Accounts that may be active in your contract at any time is 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. We discuss account value in "Determining your contract's value" later in this Prospectus.

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SEGMENT TYPE HOLDING ACCOUNT -- an account that holds all contributions and transfers allocated to a Segment Type pending investment in a Segment. There is a Segment Type Holding Account for each Segment Type. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option.
SEGMENT START DATE -- the Segment Business Day on which a new Segment is established. This is generally the second Segment Business Day occurring after the 13th of each month.
SEGMENT INVESTMENT -- the amount transferred to a Segment on its Segment Start Date, as adjusted for any withdrawals from that Segment.
--------------------------------------------------------------------------------

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your AXA Advisors financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply, particularly with regard to any fee-based arrangement you may have in connection with your Series ADV contract.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the Segments comprising the Structured Investment Option. The term variable investment options includes the Segment Type Holding Accounts unless otherwise noted. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Structured Investment Option and the Segment Type Holding Accounts are discussed later in this section under "Structured Investment Option."

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their sub-advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers into any of the variable investment options and to limit the number of variable investment options you may elect.

                                              CONTRACT FEATURES AND BENEFITS 21

PORTFOLIOS OF THE TRUST

We offer an affiliated Trust, which in turn offers one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trust and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

-------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 (CLASS IB SHARES)
 PORTFOLIO NAME           OBJECTIVE                                    SUB-ADVISER
-------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX        Seeks to achieve a total return before       AXA Equitable Funds Management
                          expenses that approximates the total return     Group, LLC
                          performance of the Barclays Intermediate     SSgA Funds Management, Inc.
                          U.S. Government/Credit Index, including
                          reinvestment of dividends, at a risk level
                          consistent with that of the Barclays
                          Intermediate U.S. Government/Credit
                          Index.
-------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX       Seeks to achieve a total return before       AllianceBernstein L.P.
                          expenses that approximates the total return
                          performance of the S&P 500 Index,
                          including reinvestment of dividends, at a
                          risk level consistent with that of the S&P
                          500 Index.
-------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET           Seeks to obtain a high level of current      The Dreyfus Corporation
                          income, preserve its assets and maintain
                          liquidity.
-------------------------------------------------------------------------------------------------------

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUST CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-877-899-3743.

22  CONTRACT FEATURES AND BENEFITS

STRUCTURED INVESTMENT OPTION


The Structured Investment Option consists of 16 Segment Types, each of which provides a rate of return tied to the performance of a specified Securities or Commodities Index. Each month, you have the opportunity to invest in any of the Segment Types described below, subject to the requirements, limitations and procedures disclosed in this section. You participate in the performance of an Index by investing in the corresponding Segment. Investments in Segments are not investments in underlying mutual funds; Segments are not "index funds."


SEGMENT TYPES


We currently offer a total of 16 Segment Types. We intend to offer each Segment Type each month, with a Segment Start Date which is generally the second Segment Business Day occurring after the 13th of the month. We are not obligated to offer any one particular Segment Type. Also, we are not obligated to offer any Segment Types. Each investment in a Segment Type that starts on a particular Segment Start Date is a Segment. A Segment Type refers to Segments that have the same Index, Segment Duration, and Segment Buffer. Each Segment Type has a corresponding Segment Type Holding Account. Please refer to the "Definitions of key terms" section earlier in this Prospectus for a discussion of these terms.


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SEGMENT BUSINESS DAY -- a business day that all Indices underlying available Segments are scheduled to be open and to publish prices. A scheduled holiday for any one Index disqualifies that day from being scheduled as a Segment Business Day for all Segments. We use Segment Business Days in this manner so that, based on published holiday schedules, we mature all Segments on the same day and start all new Segments on a subsequent day. This design, among other things, facilitates the roll over of maturing Segment Investments into new Segments. It is possible that due to emergency conditions, an Index cannot provide a price on a day that was scheduled to be a Segment Business Day. These unforeseen events can have two results. (1) If the NYSE experiences an emergency close and cannot publish a price, we cannot mature or start any Segments for any Index. (2) If any Index other than the NYSE experiences an emergency close and cannot publish a price, we will mature or start Segments for all unaffected Indices.
SEGMENT DURATION -- the period from the Segment Start Date to the Segment Maturity Date. We currently offer Segment Durations of 1 year, 3 years or 5 years.
SEGMENT BUFFER -- the portion of any negative Index Performance Rate that we absorb on a Segment Maturity Date for a particular Segment. Any percentage decline in a Segment's Index Performance Rate in excess of the Segment Buffer reduces your Segment Maturity Value. We currently offer Segment Buffers of
-10%, -20% and -30%.
--------------------------------------------------------------------------------

The following chart lists the current Segment Types:


--------------------------------------------------------
        INDEX          SEGMENT DURATION  SEGMENT BUFFER
--------------------------------------------------------
S&P 500 Price Return        5 year      -10%; -20%; -30%
Index
--------------------------------------------------------
S&P 500 Price Return        3 year         -10%; -20%
Index
--------------------------------------------------------
S&P 500 Price Return        1 year            -10%
Index
--------------------------------------------------------
Russell 2000(R) Price       5 year      -10%; -20%; -30%
Return Index
--------------------------------------------------------
Russell 2000(R) Price       3 year         -10%; -20%
Return Index
--------------------------------------------------------
Russell 2000(R) Price       1 year            -10%
Return Index
--------------------------------------------------------
MSCI EAFE Price             1 year            -10%
Return Index
--------------------------------------------------------
NASDAQ-100 Price            1 year            -10%
Return Index
--------------------------------------------------------
Gold Index                  1 year            -10%
--------------------------------------------------------
Oil Index                   1 year            -10%
--------------------------------------------------------




AT MATURITY, THE HIGHEST LEVEL OF PROTECTION IS THE -30% SEGMENT BUFFER AND LOWEST LEVEL OF PROTECTION IS THE -10% SEGMENT BUFFER.

The Indices are described in more detail below, under the heading "Indices."

Each Segment has a Performance Cap Rate that we set on the Segment Start Date. See "Performance Cap Rate" below. For example, a Segment could be S&P 500 Price Return Index/3 year/-20%/September 2015 with a 30% Performance Cap Rate declared on the Segment Start Date. This means that you will participate in the perfor- mance of the S&P 500 Price Return Index for three years starting from the September 2012 Segment Start Date. If the Index performs positively during this period, your rate of return at maturity could be as much as 30% for that Segment Duration. If the Index performs negatively during this period, at maturity you will be protected from the first 20% of the Index's decline. If the Index performance is between -20% and 0%, your Segment Return Amount at maturity will equal your Segment Investment. PLEASE NOTE, SEGMENT TYPES WITH GREATER PROTECTION TEND TO HAVE LOWER PERFORMANCE CAP RATES THAN OTHER SEGMENT TYPES THAT USE THE SAME INDEX AND DURATION BUT PROVIDE LESS PROTECTION.

                                              CONTRACT FEATURES AND BENEFITS 23

--------------------------------------------------------------------------------
PERFORMANCE CAP RATE -- the highest Segment Rate of Return that can be credited on a Segment Maturity Date. The Performance Cap Rate is not an annual rate of return.
INDEX PERFORMANCE RATE -- for a Segment, the percentage change in the value of the related Index from the Segment Start Date to the Segment Maturity Date. The Index Performance Rate may be positive or negative.
PERFORMANCE CAP THRESHOLD -- the minimum rate you may specify as a participation requirement that the Performance Cap Rate for a new Segment must equal or exceed in order for amounts to be transferred from a Segment Type Holding Account into a new Segment.
--------------------------------------------------------------------------------

BOTH THE PERFORMANCE CAP RATE AND THE SEGMENT RATE OF RETURN ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES OF RETURN, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THEREFORE THE INDEX PERFORMANCE RATE AND THE PERFORMANCE CAP THRESHOLD ARE ALSO NOT ANNUAL RATES. The performance of the Index, the Performance Cap Rate and the Segment Buffer are all measured from the Segment Start Date to the Segment Maturity Date, and the Performance Cap Rate and Segment Buffer apply if you hold the Segment until the Segment Maturity Date. If you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. Please see "Your contract's value in the Structured Investment Option" in "Determining your contract's value" later in this Prospectus. A partial withdrawal from a Segment does not affect the Performance Cap Rate and Segment Buffer that apply to any remaining amounts that are held in the Segment through the Segment Maturity Date.

We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. Please see "Suspension, termination and changes to Segment Types" later in this section. All Segment Types may not be available in all states. We may also add Segment Types in the future.

The total number of Segments and Segment Type Holding Accounts that may be active on a contract at any time is 70.

INDICES

The performance of a Segment of each Segment Type is based on the performance of an Index. We offer Segment Types based on two types of Indices: Indices based on the performance of securities ("Securities Indices") and Indices based on the performance of commodities ("Commodities Indices").

SECURITIES INDICES. The following Securities Indices are currently available:

S&P 500 Price Return Index. The S&P 500 Price Return Index was established by Standard & Poor's. The S&P 500 Price Return Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index.

Russell 2000(R) Price Return Index. The Russell 2000(R) Price Return Index was established by Russell Investments. The Russell 2000(R) Price Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Price Return Index is a subset of the Russell 3000(R) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000(R) Price Return Index does not include dividends declared by any of the companies included in this Index.

MSCI EAFE Price Return Index. The MSCI EAFE Price Return Index was established by MSCI. The MSCI EAFE Price Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of the date of this Prospectus the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Price Return Index does not include dividends declared by any of the companies included in this Index.


NASDAQ-100 Price Return Index. The NASDAQ-100 Price Return Index (the "NASDAQ-100 Index") includes securities of 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The NASDAQ-100 Price Return Index does not include dividends declared by any of the companies included in this Index.

COMMODITIES INDICES. The following Commodities Indices are currently available:


Gold Index. The Gold Index is the "London Gold Market Fixing Ltd PM Fix Price /USD" as published by the London Gold/Market Fixing LTD at 3 p.m. London Time. For historical performance information go to www.lbma.org.uk to see the current London gold price. We use the USD PM price. Go to 'Statistics / Historical Statistics / Gold Fixings' for daily price data back to 1968.

Oil Index . The Oil Index is the "NYMEX West Texas Intermediate Crude Oil Generic Front-Month Futures" contract price. We use the closing price on the NYMEX designated market of the New York Mercantile Exchange. For historical performance information go to http:// www.cmegroup.com/trading/energy/crude-oil/light-sweet-crude-cash-settled.html to see the current Oil price. Go to 'Charts' for historic price information.

Please see Appendix IV later in this Prospectus for important information regarding the publishers of the Indices.

SEGMENT TYPE HOLDING ACCOUNTS

Any contribution or transfer designated for a Segment Type will be allocated to the corresponding Segment Type Holding Account until the Segment Start Date. The Segment Type Holding Accounts are part of the EQ/Money Market variable investment option. The Segment Type Holding Accounts have the same rate of return as the EQ/Money Market variable investment option. You must transfer or contribute to the Segment Type Holding Account for the corresponding Segment

24  CONTRACT FEATURES AND BENEFITS

Type if you want to invest in a Segment; you cannot transfer or contribute directly to a Segment.

You can transfer amounts from a Segment Type Holding Account into any of the variable investment options, or another Segment Type Holding Account at any time up to the close of business on the last business day before the Segment Start Date.

SEGMENT START DATE

Each Segment will have a Segment Start Date, which is generally the second Segment Business Day occurring after the 13th of the month. However, the Segment Start Date may sometimes be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.

PERFORMANCE CAP RATE

The Performance Cap Rate is the maximum Segment Rate of Return that each Segment will be credited with on the Segment Maturity Date. We will declare a Performance Cap Rate for each Segment on the Segment Start Date.

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SEGMENT RATE OF RETURN -- if the Index Performance Rate is positive, then the Segment Rate of Return is a rate equal to the Index Performance Rate, but not more than the Performance Cap Rate. If the Index Performance Rate is negative, but declines by a percentage less than or equal to the Segment Buffer, then the Segment Rate of Return is 0%. If the Index Performance Rate is negative, and declines by more than the Segment Buffer, then the Segment Rate of Return is negative, but will not reflect the first -10%, -20% or -30% of downside performance, depending on the Segment Buffer applicable to that Segment.
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Please note that this means that you will not know the Performance Cap Rate for a new Segment until after your account value has been transferred from the corresponding Segment Type Holding Account into the Segment. You may not transfer out of a Segment before the Segment Maturity Date. Please see "Transfers" below. For this reason, we permit you to specify a Performance Cap Threshold, which we describe below under "Segment Participation Requirements." For more information regarding transfer restrictions, please see "Transferring your account value" later in this Prospectus.

PLEASE NOTE THAT THE PERFORMANCE CAP RATE AND SEGMENT RATE OF RETURN ARE RATES OF RETURN FROM THE SEGMENT START DATE TO THE SEGMENT MATURITY DATE, NOT ANNUAL RATES, EVEN IF THE SEGMENT DURATION IS LONGER THAN ONE YEAR. THE PERFORMANCE CAP RATE IS SET AT OUR SOLE DISCRETION.

SEGMENT PARTICIPATION REQUIREMENTS

All amounts in a Segment Type Holding Account as of the close of business on the business day preceding the Segment Start Date, plus any earnings on those amounts, will be transferred into the Segment on the Segment Start Date, provided that all participation requirements are met.

Amounts transferred into a Segment Type Holding Account on a Segment Start Date will not be included in any new Segment created that day. These amounts will remain in the Segment Type Holding Account until they are transferred out or the next Segment Start Date on which the participation requirements are met for the amounts to be transferred into a new Segment.

If you change your Performance Cap Threshold on a Segment Start Date, that Performance Cap Threshold will not affect the participation requirements for any Segment created that day. For example if you have a Performance Cap Threshold on file of 12%, but change it to 15% on a Segment Start Date, any amounts in that Segment Type Holding Account will be transferred into a new Segment of that Segment Type that we create that day with a Participation Cap Rate of 13%, if the other participation requirements are met.

The following participation requirements must be met on a Segment Start Date in order for any amount designated for a Segment Type to be transferred from a Segment Type Holding Account into the designated new Segment: (1) Segment is available; (2) Segment Maturity Date Requirement is met; and (3) Performance Cap Threshold is met. If these requirements are met, your account value in the Segment Type Holding Account will be transferred into a new Segment. This amount is your initial Segment Investment.

(1) SEGMENT IS AVAILABLE. We may suspend or terminate any Segment Type, at our sole discretion, at any time. If we terminate a Segment Type, no new Segments of that Segment Type will be created, and the amount that would have been transferred to the Segment will be transferred to the EQ/Money Market variable investment option instead. If we suspend a Segment Type, no new Segments of that Segment Type will be created until the suspension ends, and the amount that would have been transferred to the Segment will remain in the Segment Type Holding Account.

(2) SEGMENT MATURITY DATE REQUIREMENT IS MET. The Segment Maturity Date must occur on or before the contract maturity date. If the Segment Maturity Date is after the contract maturity date, your account value in the Segment Type Holding Account will be transferred to the EQ/Money Market variable investment option.

(3) PERFORMANCE CAP THRESHOLD IS MET. When you allocate a contribution or transfer to a Segment Type, you may specify a Performance Cap Threshold in a whole percentage rate. Your value in the Segment Type Holding Account will not be transferred into the corresponding Segment unless the Performance Cap Rate we declare on the Segment Start Date is equal to or higher than your Performance Cap Threshold, and the other participation requirements are met.

For example, you may specify a Performance Cap Threshold of 10%. If we set a Performance Cap Rate of 10% or higher for the next available Segment of that Segment Type, then we will transfer the applicable account value to the new Segment, provided all other requirements and conditions are met. However, if we set the Performance Cap Rate at 9.9% for that Segment, the applicable account value would not be transferred to the new Segment.

If you have allocated amounts to multiple Segment Types in a particular month, you may specify a different Performance Cap Threshold for each Segment Type.

If you specify a Performance Cap Threshold, it will remain in effect until the later of 90 days after we receive your election and the date amounts in the Segment Type Holding Account are transferred into a Segment. If you specify a Performance Cap Threshold on the required form in connection with your application, the 90 days will be measured from your contract date.

                                              CONTRACT FEATURES AND BENEFITS 25

If you do not specify a Performance Cap Threshold, then we will transfer your account value from the Segment Type Holding Account into a Segment, regardless of how low the Performance Cap Rate may be if the other participation requirements are met.

Once your account value has been swept from a Segment Type Holding Account into a Segment, transfers into or out of that Segment before its Segment Maturity Date are not permitted.

We permit you, but do not require you, to specify a Performance Cap Threshold so that you have additional flexibility in managing your contract. The Performance Cap Threshold is an option for owners who want to invest in a particular Segment Type only if we set a Performance Cap Rate at a certain level or higher.

The threshold represents the minimum Performance Cap Rate you find acceptable for a particular Segment. If we declare a cap that is lower than the threshold you specify, you will not be invested in that Segment and your contribution will remain in that Segment Type Holding Account, until the next available Segment for which your threshold is met or you provide us with alternative instructions. We do not require that you select a Performance Cap Threshold because some owners may wish to invest in a Segment regardless of the particular Performance Cap Rate. If you do not specify a threshold, you risk the possibility that the Performance Cap Rate established will have a lower cap on returns than you would otherwise find acceptable. You may wish to discuss with your financial professional whether to specify a Performance Cap Threshold and, if so, at what percentage.

SEGMENT MATURITY DATE

Your Segment Maturity Date is generally the first Segment Business Day occurring after the 13th day of the same month as the Segment Start Date in the calendar year in which the Segment Duration ends. However, the Segment Maturity Date in a particular month may be a later date under certain circumstances. Please see "Setting the Segment Maturity Date and Segment Start Date" below.

You will receive advance notice of maturing Segments in which you are currently invested in your quarterly statement. You may also elect to receive a second advance notice of maturing Segments in which you are currently invested. The additional notice service is available by mail or electronically and is provided at least 30 days before a Segment Maturity Date. There is no charge for this service. We reserve the right to discontinue this service at any time. Please speak with your financial professional or call us for additional information about electing this service.

You may tell us how to allocate the Segment Maturity Value among the investment options. You may tell us either to follow your allocation instructions on file for new contributions, to withdraw all or part of your Segment Maturity Value, or to transfer your Segment Maturity Value to the next available Segment of the same Segment Type, provided the participation requirements are met.

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SEGMENT MATURITY VALUE -- the value of your investment in a Segment on the Segment Maturity Date.
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As stated above, you may elect to have maturing Segments invested according to your allocations on file, and those instructions may include allocations to a Segment Type, or you may elect to transfer your Segment Maturity Value to the next available Segment of the same Segment Type in which you are currently invested. If you take either of these steps, then the designated portion of your Segment Maturity Value will be transferred to the corresponding Segment Type Holding Account, as of the close of business on the Segment Maturity Date. Assuming that all participation requirements are met, the designated amounts will be treated like any other amounts in a Segment Type Holding Account. On the next Segment Start Date, the designated amounts in the Segment Type Holding Account will be transferred into the corresponding Segment. Typically, this means the designated amounts would be held in a Segment Type Holding Account for one business day.

If you have not provided us with maturity instructions, the Segment Maturity Value will be transferred to the Segment Type Holding Account for the same Segment Type as the maturing Segment. Your Segment Maturity Value would then be transferred from that Segment Type Holding Account into the next Segment of that Segment Type on the Segment Start Date per your maturity instructions we have on file. If the next Segment to be created in the Segment Type would not meet the Segment Maturity Date Requirement or that Segment Type has been terminated, we will instead transfer your Segment Maturity Value to the EQ/Money Market variable investment option. Alternatively, if you designate a Performance Cap Threshold that is not met on the next Segment Start Date or if the Segment Type has been suspended, your Segment Maturity Value will remain in the Segment Type Holding Account. If you are impacted by these delays, you may transfer your Segment Maturity Value into another Segment Type Holding Account or any other variable investment option at any time before the next month's Segment Start Date.

SEGMENT MATURITY VALUE

On the Segment Maturity Date, we calculate your Segment Maturity Value using your Segment Investment and the Segment Rate of Return. The Segment Rate of Return is equal to the Index Performance Rate, subject to the Performance Cap Rate and Segment Buffer, as follows:

----------------------------------------------------------------
                                  YOUR SEGMENT RATE OF RETURN
 IF THE INDEX PERFORMANCE RATE:   WILL BE:
----------------------------------------------------------------
goes up by more than the          positive, equal to the
Performance Cap Rate              Performance Cap Rate
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goes up by less than the          positive, equal to the Index
Performance Cap Rate              Performance Rate
----------------------------------------------------------------
stays flat or goes down by a      equal to 0%
percentage equal to or less than
the Segment Buffer
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goes down by a percentage         negative, to the extent of the
greater than the Segment Buffer   percentage exceeding the
                                  Segment Buffer
----------------------------------------------------------------

Your Segment Maturity Value is calculated as follows:

We multiply your Segment Investment by your Segment Rate of Return to get your Segment Return Amount. Your Segment Maturity Value is equal to your Segment Investment plus or minus your Segment Return Amount. Your Segment Return Amount may be negative, in which case your Segment Maturity Value will be less than your Segment Investment. All of these values are based on the value of the relevant Index on the Segment Start Date and the Segment Maturity Date. Any

26  CONTRACT FEATURES AND BENEFITS
fluctuations in the value of the Index between those dates is ignored in calculating the Segment Maturity Value.

For example, assume that you invest $1,000 in an S&P 500 Price Return Index, 3-year Segment with a -20% Segment Buffer, we set the Performance Cap Rate for that Segment at 17%, and you make no withdrawal from the Segment. If the S&P 500 Price Return Index is 20% higher on the Segment Maturity Date than on the Segment Start Date, you will receive a 17% Segment Rate of Return, and your Segment Maturity Value would be $1,170. We reach that amount as follows:

..   The Index Performance Rate (20%) is greater than the Performance Cap Rate
    (17%), so the Segment Rate of Return (17%) is equal to the Performance Cap Rate.

..   The Segment Return Amount ($170) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (17%).

..   The Segment Maturity Value ($1,170) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($170).

If the S&P Price Return Index is only 15% higher on the Segment Maturity Date than on the Segment Start Date, then you will receive a 15% Segment Rate of Return, and your Segment Maturity Value would be $1,150. We reach that amount as follows:

..   The Index Performance Rate (15%) is less than the Performance Cap Rate
    (17%), so the Segment Rate of Return (15%) is equal to the Index Performance Rate.

..   The Segment Return Amount ($150) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (15%).

..   The Segment Maturity Value ($1,150) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($150).

If the S&P Price Return Index is -10% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a 0% Segment Rate of Return, and your Segment Maturity Value would be $1,000. We reach that amount as follows:

..   The Index Performance Rate is -10% and the Segment Buffer absorbs the first
    -20% of negative performance, so the Segment Rate of Return is 0%.

..   The Segment Return Amount ($0) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (0%).

..   The Segment Maturity Value ($1,000) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount ($0).

If the S&P Price Return Index is -30% lower on the Segment Maturity Date than on the Segment Start Date, then you will receive a -10% Segment Rate of Return, and your Segment Maturity Value would be $900. We reach that amount as follows:

..   The Index Performance Rate is -30% and the Segment Buffer absorbs the first
    -20% of negative performance, so the Segment Rate of Return is -10%.

..   The Segment Return Amount (-$100) is equal to the product of the Segment
    Investment ($1,000) multiplied by the Segment Rate of Return (-10%).

..   The Segment Maturity Value ($900) is equal to the Segment Investment
    ($1,000) plus the Segment Return Amount (-$100).

SETTING THE SEGMENT MATURITY DATE AND SEGMENT START DATE

There will be a Segment Maturity Date and Segment Start Date each month that the contract is outstanding. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment business days occurring after the 13th of a month.

Please see Appendix V later in this prospectus for a demonstration of the effects that weekends and scheduled holidays can have on the Segment Maturity Date and the Segment Start Date.

EFFECT OF AN EMERGENCY CLOSE. Segments are scheduled to mature and start on Segment Business Days. The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of the month. It is possible that an Index could experience an emergency close on a Segment Business Date, thereby affecting the Index's ability to publish a price and our ability to mature or start Segments based on the affected Index. Emergency closes can have two consequences.

1. If the New York Stock Exchange ("NYSE") experiences an emergency close and cannot publish any prices, we will delay the maturity or start of all Segments for all Indices.

2. If any Index other than the NYSE experiences an emergency close, we will delay the maturity and start of the Segments using the affected Index and mature or start Segments for all unaffected Indices.

The emergency closure of an INDEX OTHER THAN THE NYSE can have a different effect if it occurs on a Segment Maturity Date rather than a Segment Start Date.

..   If an emergency close occurs on a scheduled Segment Maturity Date, then the
    Segment Maturity Date for that Segment will be delayed until the next Segment Business Day. The next Segment Business Day would be the Segment Start Date. If the emergency close only lasted that one day, the Segment Start Date and the Segment Maturity Date for the affected Segment would occur on the same day.

   -- For example, assume Monday the 14th is the scheduled Segment Maturity
      Date in a given month. If the NYMEX does not open due to an emergency condition, there would be no reference price that day for the Oil Index. If the NYSE opened on the 14th, the S&P 500 Price Return Index and Russell 2000(R) Price Return Index would be published. In this case, the Segment Maturity Date for any Segments based on the S&P 500 Price Return Index or Russell 2000 Price Return Index would be Monday the 14th. Any Segment based on the Oil Index that was scheduled to mature on the 14th of that month could not mature, because we would not have a price with which to calculate the Segment Maturity Value. This would mean the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or Russell 2000(R) Price Return Index would be Monday the 14th, and if the

                                              CONTRACT FEATURES AND BENEFITS 27

      NYMEX opens on the Tuesday the 15th the Segment Maturity Date for Segments that utilize the Oil Index would be Tuesday the 15th. However, the Segment Start Date for all new Segments created that month (including both those that utilize the S&P 500 Price Return Index or Russell 2000(R) Price Return Index and those that utilize the Oil Index) would be Tuesday the 15th.

..   If an emergency close occurs on an Index other than the NYSE on a scheduled
    Segment Start Date, then we would not create Segments that utilize the affected Index. However, on that day we would create Segments that utilize unaffected Indices. Consequently, Segment Maturity Values designated for Segment Types that utilize an affected Index would not be allocated to Segments that month and would remain in the corresponding Segment Type Holding Account.

   -- For example, assume that the only the Oil Index could not mature on the 14th or the 15th . This would mean that the Segment Maturity Date for Segments that utilize the S&P 500 Price Return Index or the Russell 2000(R) Price Return Index would be Monday the 14th and the Segment Start Date for those indices would be Tuesday the 15th. However, Segments that utilize the Oil Index would be matured at the next available price after the 15th and, consequently, could not participate in Segments established for that month. The resulting Segment Maturity Values would remain in the corresponding Segment Type Holding Account until the following month or until further instruction was provided from the contract owner.

If the conditions that cause an emergency close persist, we will use reasonable efforts to calculate the Segment Maturity Value of any affected Segments. If the affected Index cannot be priced within eight days, we will contact a calculating agency, normally a bank we have a contractual relationship with, which will determine a price to reflect a reasonable estimate of the Index level.

SUSPENSION, TERMINATION AND CHANGES TO SEGMENT TYPES AND INDICES

We may decide at any time until the close of business on each Segment Start Date whether to offer any or all of the Segment Types described in this Prospectus on a Segment Start Date for a particular Segment. We may suspend a Segment Type for a month or a period of several months, or we may terminate a Segment Type entirely.

If a Segment Type is suspended, your account value will remain in the Segment Type Holding Account until a Segment of that Segment Type is offered or you transfer out of the Segment Type Holding Account.

If a Segment Type is terminated, your account value in the corresponding Segment Type Holding Account will be defaulted into the EQ/Money Market variable investment option on the date that would have been the Segment Start Date.

We have the right to substitute an alternative index prior to Segment Maturity if the publication of one or more Indices is discontinued or at our sole discretion we determine that our use of such Indices should be discontinued or if the calculation of one or more of the Indices is substantially changed. In addition, we reserve the right to use any or all reasonable methods to end any outstanding Segments that use such Indices. We also have the right to add additional Indices under the contract at any time. We would provide notice about the use of additional or alternative Indices, as soon as practicable, in a supplement to this Prospectus. If an alternative index is used, its performance could impact the Index Performance Rate, Segment Rate of Return, Segment Maturity Value and Segment Interim Value. An alternative index would not change the Segment Buffer or Performance Cap Rate for an existing Segment. If a similar index cannot be found, we will end the affected Segments prematurely by applying the Performance Cap Rate and Segment Buffer that were established on the applicable Segment Start Date to the actual gains or losses on the original Index as of the date of termination. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. For example, if the Russell 2000(R) Index were not available, we might use the NASDAQ or the S&P 400 Price Return Index.

We reserve the right to offer any or all Segment Types less frequently than monthly or to stop offering any or all of them or to suspend offering any or all of them temporarily. If we stop offering or suspend certain Segment Types, each existing Segment of those Segment Types will remain invested until its respective Segment Maturity Date.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix II to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive written notification of your decision to cancel the contract and will reflect any investment gain or loss in the investment options (less the daily charges we deduct) through the date we receive your contract. This includes the Segment Interim Value for amounts allocated to existing Segments. Some states, however, require that we refund the full amount of your contribution (not reflecting investment gain or loss). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

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SEGMENT INTERIM VALUE -- the value of your investment in a Segment prior to the Segment Maturity Date.
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We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

28  CONTRACT FEATURES AND BENEFITS

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus.

CONTRACT CANCELLATION PROVISION FOR LACK OF SEGMENT

In addition to your right to cancel within a certain number of days, as described in the previous section, you may also cancel your contract under certain other conditions.

If you allocate all or a portion of your initial investment to Segment Type Holding Accounts on your application, and no Segments are created in any of the corresponding Segment Types on the first Segment Start Date following your contract's issue date, you may cancel your contract, without paying any applicable withdrawal charges. You may exercise this cancellation right by mailing the contract, with a signed letter of instruction electing this right, to our processing office by the first day of the month following the first Segment Start Date after your contract date. If you transfer any amounts into or out of any Segment Type Holding Accounts prior to the first Segment Start Date under your contract, you will give up this right.

If your state's law requires that we refund the full amount of your contribution upon cancellation, and you are within the time period specified by your state's law to exercise your right to cancel, then you will receive the full amount of your contribution. If that time has expired before we receive your contract, or if your state's law does not require that we return the full amount of your contribution, we will refund your account value, as described in the previous section.

PARTIAL WITHDRAWAL PROVISION FOR LACK OF SEGMENT

We reserve the right, in our sole discretion, to terminate or suspend Segment Types. It is possible that when you designate your entire initial investment to more than one Segment Type Holding Account, or to one or more variable investment options and one or more Segment Type Holding Accounts on your application, no Segments are created in some or all of the corresponding Segment Types on the first Segment Start Date following your contract date because we have exercised our right to terminate or suspend those Segment Types. If the Segment Type has been suspended, you may request that we return to you the amount of your initial contribution to any Segment Type Holding Account from which no Segment was created. The amount we return to you will not be greater than your account value in the corresponding Segment Type Holding Accounts on the date your request is received at our processing office. If the Segment Type has been terminated and the account value in the Segment Type Holding Account has been transferred to the EQ/Money Market variable investment option, then the amount we return to you may not be greater than the amount transferred from the Segment Type Holding Account to the EQ/Money Market variable investment option. Under these circumstances, we will not assess any otherwise applicable withdrawal charge on amounts returned to you. You will have until the first day of the month following the first Segment Start Date to exercise this right. Exercising this right will not cancel the rest of your contract.

You may also exercise this right if you make (i) a subsequent contribution,
(ii) a contribution or transfer pursuant to an intended Section 1035 tax-free exchange, or (iii) a IRA direct transfer, after your contract's issue date. In these cases, we will measure your ability to exercise this right using the Segment Start Date after we receive funds at our processing office, rather than your contract date.

We reserve the right to change or cancel this provision at any time.

                                              CONTRACT FEATURES AND BENEFITS 29

4. Determining your contract's value


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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of: (i) the values you have in the variable investment options, (ii) the values you have in the Segment Type Holding Accounts and (iii) your Segment Interim Values.

Your Series B contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less any applicable withdrawal charges. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

For Series C and Series ADV contracts, at any time before annuity payments begin, your contract's cash value is equal to its account value.

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS AND SEGMENT TYPE HOLDING ACCOUNTS

Each variable investment option and Segment Type Holding Account invests in shares of a corresponding portfolio. Your value in each variable investment option and Segment Type Holding Account is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

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Units measure your value in each variable investment option.
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The unit value for each variable investment option and Segment Type Holding Account depends on the investment performance of that option minus daily charges for the Contract fee. Each Segment Type Holding Account is part of the EQ/Money Market variable investment option. On any day, your value in any variable investment option or Segment Type Holding Account equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option or Segment Type Holding Account does not change unless it is:

(i)increased to reflect additional contributions;

(ii)decreased to reflect a withdrawal (including applicable withdrawal charges); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option and Segment Type Holding Account.

A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE STRUCTURED INVESTMENT OPTION

Your value in each Segment on the Segment Maturity Date is calculated as described under "Segment Rate of Return" in "Contract Features and Benefits" earlier in this Prospectus.

In setting the Performance Cap Rate that we use in calculating the Segment Maturity Value, we assume that you are going to hold a Segment until the Segment Maturity Date. However, you have the right under the contract to access amounts in the Segments before the Segment Maturity Date under certain circumstances. Therefore, we calculate a Segment Interim Value on each business day, which is also a Segment Business Day, between the Segment Start Date and the Segment Maturity Date. The method we use to calculate the Segment Interim Value is different than the method we use to calculate the value of the Segment on the Segment Maturity Date. Prior to the Segment Maturity Date, we use the Segment Interim Value to calculate (1) your account value; (2) the amount your beneficiary would receive as a death benefit; (3), the amount you would receive if you make a withdrawal from a Segment; (4) the amount you would receive if you surrender your contract; or (5) the amount you would receive if you cancel your contract and return it to us for a refund within your state's "free look" period (unless your state requires that we refund the full amount of your contribution upon cancellation).

The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. Appendix III later in this Prospectus sets forth in detail the specific calculation formula as well as numerous hypothetical examples. The formula is calculated by adding the fair value of three components. These components provide us with a market value estimate of the risk of loss and the possibility of gain at the end of a Segment. As detailed in Appendix III, these components are used to calculate the Segment Interim Value. The three components are:

(1)Fair value of fixed instruments is calculated as the present value of the Segment Investment (using a risk-free swap interest rate for the remaining duration of the Segment). We use this component because we are forgoing the opportunity to earn interest on the Segment Investment by having to make an early distribution.

                                     PLUS

(2)Fair value of derivatives is calculated by using the Black Scholes model, as described in Appendix III, to value three hypothetical options (one put and two call options) on the index underlying the Segment. The put option is used to estimate the potential losses at Segment Maturity. The call options are used to estimate the potential gains at Segment Maturity. The value of these options also reflects the limits on positive performance (i.e., the Performance Cap Rate) and some protection against negative performance (i.e., the Segment Buffer).

30  DETERMINING YOUR CONTRACT'S VALUE

                                     PLUS

(3)Cap calculation factor is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. This component reflects the fact that an early withdrawal from a Segment means that we no longer have to incur expected expenses associated with administering the Segment for the full period.

We then compare the sum of the three components above with a limitation based on the Performance Cap Rate. In particular, the Segment Interim Value is never greater than the Segment Investment multiplied by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. For more information, please see Appendix III.

EVEN IF THE CORRESPONDING INDEX HAS EXPERIENCED POSITIVE INVESTMENT PERFORMANCE SINCE THE SEGMENT START DATE, BECAUSE OF THE FACTORS WE TAKE INTO ACCOUNT IN THE CALCULATION ABOVE, YOUR SEGMENT INTERIM VALUE MAY BE LOWER THAN YOUR SEGMENT INVESTMENT.

                                          DETERMINING YOUR CONTRACT'S VALUE  31

5. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following current limitations:

..   you may not transfer out of a Segment before its Segment Maturity Date.

..   you may not transfer out of a Segment Type Holding Account on a Segment
    Start Date.

..   a contribution or transfer into a Segment Type Holding Account on a Segment
    Start Date will not be transferred into the Segment that is created on that Segment Start Date. Your money will be transferred into a Segment on the following month's Segment Start Date, provided you meet the participation requirements.

..   you may not contribute or transfer money into a Segment Type Holding
    Account and designate a Segment Start Date. The account value in the Segment Type Holding Account will be transferred on the first Segment Start date on which you meet the participation requirements.

..   you may not contribute or transfer into a Segment Type Holding Account if the Segment Maturity Date of the Segment that will be created on the Segment Start Date would be after the maturity date of your contract.

..   you may not contribute to a Segment Type Holding Account or transfer to a
    Segment Type Holding Account or a Segment if the total number of Segments and Segment Type Holding Accounts that would be active in your contract after such contribution or transfer would be greater than 70. If a transfer from a Segment Type Holding Account into a Segment will cause a contract to exceed this limit, such transfers will be defaulted to the EQ/Money Market variable investment option. If there are multiple Segments scheduled to be established on a Segment Start Date, new Segments will be established in the order of those that would have the largest initial Segment Investment first until the limit of 70 is reached. Any remaining amount that is not transferred into a Segment will then be defaulted to the EQ/Money Market variable investment option.

..   transfers from a Segment Type Holding Account to a Segment will not occur if you do not meet the participation requirements. See "Segment Participation Requirements" in "Contract features and benefits" earlier in this Prospectus.

Upon advance notice to you, via a client communication mailing, we may change or establish additional restrictions on transfers among the investment options, including limitations on the number, frequency, or dollar amount of transfers. In addition, we may, at any time, exercise our right to limit or terminate transfers into any of the variable investment options and to limit the number of variable investment options which you may elect. We currently do not impose any transfer restrictions among the variable investment options. A transfer request does not change your allocation instructions on file. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing using the specified form, or by telephone using TOPS or on line using Online Account Access. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts or percentage to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

We may charge a transfer charge for any transfers among the variable investment options in excess of 12 transfers in a contract year. For more information, see "Transfer charge" in "Charges and expenses" later in this Prospectus.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets

32 TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the EQ Advisors Trust (the "trust"). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, the trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly.We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

                           TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  33

6. Accessing your money


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WITHDRAWING YOUR ACCOUNT VALUE

You have two ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this Prospectus.

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

-------------------------------------
                 METHOD OF WITHDRAWAL
                 --------------------
                           LIFETIME
                           REQUIRED
                           MINIMUM
 CONTRACT        PARTIAL DISTRIBUTION
-------------------------------------
NQ                 Yes       No
-------------------------------------
Traditional IRA    Yes       Yes
-------------------------------------
Roth IRA           Yes       No
-------------------------------------

We impose no withdrawal charge for withdrawals from Series C or Series ADV contracts. However, withdrawals, including withdrawals made to pay all or part of any fee that may be associated with a fee-based program, may be subject to income tax and, unless the taxpayer is over age 59 1/2 or another exception applies, an additional 10% federal income tax penalty, as described in "Tax information" later in this Prospectus. In addition, the fee-based program sponsor may apply a charge if you decide to no longer participate in the program. You should consult with your program sponsor for more details about your particular fee-based arrangement.

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All requests for withdrawals must be made on a specific form that we provide. Please see "How to reach us" under "Who is AXA Equitable?" earlier in this Prospectus for more information.
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PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves you with an account value of less than $500, we reserve the right to terminate the contract and pay you the cash value. See "Surrender of your contract to receive its cash value" below.

For Series B contracts, partial withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Partial withdrawals out of Segments are permitted, subject to certain restrictions. See "How withdrawals are taken from your account value" later in this section.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Traditional IRA contracts only -- See "Tax information" later in this Prospectus.)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions (we refer to them as "RMDs") yourself and request partial withdrawals. In such a case, a withdrawal charge could apply. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. Please refer to "Required minimum distributions" under "Individual Retirement Arrangements ("IRAs")" in "Tax information" later in this Prospectus.

You may elect this service in the calendar year in which you reach age 70 1/2 or in any later year (other than the first calendar year that your contract is in force). The minimum amount we will pay out is $250. Currently, RMD payments will be made annually each December.

We do not impose a withdrawal charge on the RMD payment taken through our automatic RMD service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.

This service does not generate an automatic RMD payment during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take an RMD before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMD amount may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

The RMD amount is based on your entire interest in your traditional IRA contract whether your investments are allocated to one or more variable investment options and/or one or more Segments. We will withdraw your RMD amount from the variable investment options first on a pro rata basis. If there is insufficient account value in the variable investment options, then we will withdraw the balance of the RMD amount from the Segment Type Holding Accounts on a pro rata basis. If there is insufficient value in the variable investment options and the Segment Type Holding Accounts, we will withdraw amounts from the Segments on a pro rata basis.

As you approach age 70 1/2 you should consider the effect of allocations to any Segment. You should consider whether you have a sufficient amount allocated to the variable investment options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to a Segment under this contract.

We will send to traditional IRA owners a form outlining the minimum distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).

34  ACCESSING YOUR MONEY

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

WITHDRAWALS

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options (excluding the Segment Type Holding Accounts). If there is insufficient value or no value in the variable investment options (excluding the Segment Type Holding Accounts), any additional amount of the withdrawal required or the total amount of the withdrawal will be taken on a pro rata basis from the Segment Type Holding Accounts. If there is insufficient value in the Segment Type Holding Accounts, we will deduct all or a portion of the withdrawal from the Segments on a pro rata basis.

If you specify the investment options from which you want us to deduct your withdrawal, the following restrictions apply: If the amount of your withdrawal is equal to or less than your account value in the variable investment options and Segment Type Holding Accounts, the entire withdrawal must come from the account value in the variable investment options and Segment Type Holding Accounts, and the withdrawal cannot be pro rata; you must specify the dollar amount or percentage withdrawal for the variable investment options and Segment Type Holding Accounts from which to take the withdrawal. In other words, you cannot take a withdrawal from the Segments if there is any value remaining in the variable investment options and Segment Type Holding Accounts.

After 100% of the value has been taken from the variable investment options and Segment Type Holding Accounts, you can specify the dollar amount or percentage of the withdrawal to be taken from any Segment.

If you have amounts in a Segment Type Holding Account and you make a withdrawal on a Segment Start Date, that amount will not be transferred into the Segment created on that date.

Withdrawals from a Segment prior to your Segment Maturity Date reduce the Segment Investment on a pro rata basis by the same proportion that the Segment Interim Value is reduced on the date of the withdrawal. We use the Segment Investment to determine your Segment Maturity Value.

You can request, in advance of your Segment Maturity Date, a withdrawal of your Segment Maturity Value on the Segment Maturity Date, which is not subject to the restrictions described above regarding the need to withdraw amounts in variable investment options and Segment Type Holding Accounts before withdrawing amounts from Segments.

A withdrawal from a Series ADV NQ contract, including a withdrawal to pay the fees of the fee-based program, may be a taxable event. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal. See "10% free withdrawal amount" under "Charges under the contract" in "Charges and expenses" later in this Prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of an investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as Structured Capital Strategies/SM/ provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Structured Capital Strategies/SM/ contract and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides for periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Structured Capital Strategies/SM/ contract at the time of annuitization, the annuity payout option that you select, and the annuity purchase factor to which that value is applied, as described below. We have the right to require you to provide any information we deem

                                                       ACCESSING YOUR MONEY  35
necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Structured Capital Strategies/SM/ contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. Any change to the annuity purchase factor will only apply to contributions made after the date of the change. (Please see your contract and SAI for more information). In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We may offer other payout options not outlined here. Your financial professional can provide details.

Structured Capital Strategies/SM/ currently offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own and the annuitant's age at contract issue. We reserve the right to add, remove or change these annuity payout options at any time.

ANNUITY PAYOUT OPTIONS

---------------------------------------------------------------
Fixed annuity payout options  Life annuity
                              Life annuity with period certain
                              Life annuity with refund certain
                              Period certain annuity
---------------------------------------------------------------

..   Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of the annuitant and the joint annuitant. A life annuity with period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

..   Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

..   Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your contract.

For the fixed annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Structured Capital Strategies/SM/ Series B contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of your account value. Non-life contingent period certain payouts are not available for variable payouts, so no withdrawal charge is applicable to variable payouts.

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity payout, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a maximum period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin, but generally it may not be earlier than thirteen months from the Structured Capital Strategies/SM/ contract date. You can change the date your annuity payments are to begin any time. The date may not be later than your contract's maturity date. Your contract's maturity date is

36  ACCESSING YOUR MONEY
the date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday.

We will send you a notice with your contract statement one year prior to your maturity date. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers among the variable investment options if a variable immediate annuity is selected. If you do not respond to the notice within 30 days following your maturity date, your contract will be annuitized automatically.

We currently offer different payment frequencies on certain annuity payout options. In general, the total annual payout will be lower for more frequent payouts (such as monthly) because of the increased administrative expenses associated with more frequent payouts. Also, in general, the longer the period over which we expect to make payments, the lower will be your payment each year.

The amount of the annuity payments will depend on:

(1)the amount applied to purchase the annuity;

(2)the type of annuity chosen, and whether it is fixed or variable;

(3)in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4)in certain instances, the sex of the annuitant(s).

The amount applied to provide the annuity payments will be (1) the account value for any life annuity form, or (2) the cash value for any annuity certain (an annuity form that does not guarantee payments for a person's lifetime) except that if the period certain is more than five years, the amount applied will be no less than 95% of the account value.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

Please see Appendix II later in this Prospectus for state variations.

ANNUITY MATURITY DATE

Your contract has a maturity date. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday (or older joint annuitant's, if your contract has joint annuitants). The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date. The default payout option is a life annuity with a maximum period certain of 10 years.

                                                       ACCESSING YOUR MONEY  37

7. Charges and expenses


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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charge each day from the net assets of each variable investment option and Segment Type Holding Account. This charge is reflected in the unit values of each variable investment option:

..   A contract fee.

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   for Series B contracts, at the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge.

..   at the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

..   at the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no transfer charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

CHARGES UNDER THE CONTRACTS

CONTRACT FEE

We deduct a daily charge from the net assets in each variable investment option and Segment Type Holding Account to compensate us for administrative expenses, sales expenses and certain expense risks we assume under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

   Series B:     1.25%
   Series C:     1.65%
   Series ADV:   0.65%

The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect. To the extent that the expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts. This charge also compensates us for administrative expenses and a portion of our sales expenses, under the contract.

On a non-guaranteed basis, we may waive this fee under certain conditions. If the return on the EQ/Money Market variable investment option on any day is positive, but lower than the amount of this fee, then we will waive the difference between the two, so that you do not receive a negative return. If the return on the EQ/Money Market variable investment option on any day is negative, we will waive this fee entirely for that day, although your account value would be reduced by the negative performance of the EQ/Money Market variable investment option itself. We reserve the right to change or cancel this provision at any time.

FEE-BASED EXPENSES
(Applicable to Series ADV contracts only)

The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the annuity contract. Please consult with your program sponsor for more details about your feebased program.

TRANSFER CHARGE

Currently, we do not charge for transfers among variable investment options under the contract. However, we reserve the right to charge for any transfers among variable investment options in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge is designed to compensate the company with respect to adminstering the transaction. The charge is also designed to deter disruptive transfer activity. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one variable investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as a separate transfer. Any transfer charge will be deducted from the variable investment options from which the transfer is made. We will not count transfers from Segment Type Holding Accounts into Segments on a Segment Start Date, or the allocation of Segment Maturity Value on a Segment Maturity Date in calculating the number of transfers subject to this charge.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

38  CHARGES AND EXPENSES

WITHDRAWAL CHARGE
(Applicable to Series B contracts only)

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the 10% free withdrawal amount applies, and the availability of one or more exceptions.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------
                      CONTRACT YEAR
----------------------------------------------------------------
                                         1   2   3   4   5   6+
----------------------------------------------------------------
Percentage of contribution               5%  5%  5%  4%  3%  0%
----------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this Prospectus.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage.

We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options (excluding the Segment Type Holding Accounts). If those amounts are insufficient, we will deduct all or a portion of the required amounts pro rata from the Segment Type Holding Accounts. If the amounts in the Segment Type Holding Accounts are still insufficient, we deduct all or a portion of the required amounts from the Segments on a pro rata basis. If you specify that your withdrawal be taken from specific investment options, the amount of the withdrawal charge will first be taken from the investment options you specify. If there is insufficient value in those options to pay the withdrawal charge after your withdrawal is deducted, then the remainder of the withdrawal charge is deducted as described above.

Withdrawals for a Segment or a Segment Type Holding Account are subject to the same withdrawal charge calculations as a withdrawal from any other investment option. Any withdrawal from a Segment will trigger the calculation of the Segment Interim Value, which is in addition to any applicable withdrawal charge. A withdrawal from a Segment Type Holding Account reduces the amount that will be transferred to a Segment. For more information, see "Structured Investment Option" in "Contract features and benefits," earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. For Series B contracts, each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. No withdrawal charge applies to Series C and Series ADV contracts. The 10% free withdrawal amount is determined using your account value at the beginning of the contract year. When a contract is surrendered in certain states, the free withdrawal amount is not taken into account when calculating the amount of the withdrawal.

DEATH. The withdrawal charge does not apply if the owner dies and a death benefit is payable to the beneficiary.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

                                                       CHARGES AND EXPENSES  39

ADJUSTMENTS WITH RESPECT TO EARLY WITHDRAWALS FROM SEGMENTS

We calculate the Segment Interim Value when a withdrawal is taken, whether a partial withdrawal or a full contract surrender, from a Segment prior to the Segment Maturity Date. The Segment Interim Value is calculated based on a formula that provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. For more information on the calculation of the Segment Interim Value, please see Appendix III.

CHARGES THAT THE TRUST DEDUCTS

The Trust deducts charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the contract fee, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of a Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales and administration generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

40  CHARGES AND EXPENSES

8. Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

If you have a Series C or Series ADV contract, disregard any references to "withdrawal charges,""cash value" or "free withdrawal amount" in this section; these terms only apply to Series B contracts, not Series C or Series ADV contracts.

You designate your beneficiary when you apply for your contract. You may change your beneficiary during your lifetime and while the contract is in force. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Any part of a death benefit for which there is no named or designated beneficiary living at your death will be payable in a single sum to your surviving spouse, if any; if there is no surviving spouse, then to the surviving children in equal shares; if there are no surviving children, then to your estate. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

DEATH BENEFIT

The death benefit is equal to the account value as of the date we receive satisfactory proof of the owner's death, any required instructions for the method of payment, and all information and forms necessary to effect payment.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner.

Once we have received notice of the Owner's death, we will not make any transfers from Segment Type Holding Accounts to Segments. Amounts in the Segment Type Holding Accounts will be defaulted into the EQ/Money Market variable investment option. When Segments mature, the Segment Maturity Value will be transferred to the EQ/Money Market variable investment option.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature, or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner, under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years, unless one of the exceptions described here applies. The surviving owner may instead elect to take an installment payout or annuity, provided payments begin within one year of the deceased owner's death. If an annuity or installment payout is elected, the contract terminates and a supplemental contract is issued.

If the older owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or annuity within one year;
(3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) take an installment payout or annuity within one year;
(3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option discussed below. If the contract continues, withdrawal charges (for Series B contracts) will continue to apply and no additional contributions will be permitted. The death benefit becomes payable to the beneficiary if the older owner dies within five years after the death of the younger owner.

                                                   PAYMENT OF DEATH BENEFIT  41

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   In general, withdrawal charges (for Series B contracts) will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   The withdrawal charge schedule (for Series B contracts) remains in effect.

The transfer restrictions on amounts in Segments prior to election of Spousal continuation remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix II later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen; and

   -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity

42  PAYMENT OF DEATH BENEFIT

   Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than December 31st of the calendar year which contains the fifth anniversary of your death.

..   A beneficiary who chooses to receive annual payments over his life expectancy should consult his tax adviser about selecting Segments that provide sufficient liquidity to satisfy the payout requirements under this option.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the variable investment options but no additional contributions will be permitted.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner or the surviving joint owner who elects this feature. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary:

   -- each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen; and

   -- as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature for the first beneficiary, all Segments will be terminated and all Segment Interim Values will be transferred into the EQ/Money Market variable investment option.

..   If there is one beneficiary, the transfer restrictions on amounts in
    Segments prior to the election of the beneficiary continuation option remain in place. Any amounts in Segments may not be transferred out of the Segments until their Segment Maturity Dates. The Segment Maturity Value may be reinvested in other investment options. However, if the beneficiary has chosen the "5-year rule," amounts may not be invested in Segments with Segment Maturity Dates later than the fifth anniversary of your death.

..   The minimum amount that is required in order to elect the ben- eficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled pay- ments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or older joint owner:

..   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

                                                   PAYMENT OF DEATH BENEFIT  43

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

                              -------------------

A beneficiary should speak to his or her tax professional about which continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the beneficiary's age, need for immediate income and a desire to continue the contract.


44  PAYMENT OF DEATH BENEFIT

9. Tax information


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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Structured Capital Strategies/SM/ contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or an individual retirement custodial or trusteed account. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options you elect.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

Before purchasing or making any subsequent contributions to an NQ contract, taxpayers with incomes over $250,000 should consider the 3.8% Medicare tax on investment income (including, for this purpose, income from NQ contracts) which will be effective after December 31, 2012.

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonquali-fied annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization under a Structured Capital Strategies/SM/ contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract.

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Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this Structured Capital Strategies/SM/ contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one or more of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this Structured Capital Strategies/SM/ contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION

The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.

WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable. If you have a Series ADV contract, withdrawals made by your investment advisor are taxable to you.

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.

Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or

46  TAX INFORMATION
taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxed on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. Recently, the IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Also we do not believe that these rules apply to the assets of Separate Account No. 68, because contract owners have no interest in the performance of those assets.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. We offer the Structured Capital StrategiesSM contract in both traditional IRA and Roth IRA versions.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers
Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contracts. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel either version of the Structured Capital Strategies/SM/ IRA contract (traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA, or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

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TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the taxable year in which you reach age 70 1/2 or any taxable year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation, or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is being made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $5,000 per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70 1/2 "catch-up" contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

48  TAX INFORMATION

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this Prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

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We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457 plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457 plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA"before being rolled back into a qualified plan. See your tax adviser.

REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Currently we believe that these provisions would not apply to Structured Capital Strategies/SM/ contracts because of the type of benefits provided under the contracts. However, if you take annual withdrawals instead of annuitizing, please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

If you choose an account-based method, the RMD amount for your Structured Capital Strategies/SM/ traditional IRA contract is calculated with respect to your entire interest in the contract, including your allocations to one or more variable investment options and one or more of the Segments in the Structured Investment Option.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

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DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

If you are at an age where you are required to take lifetime required minimum distributions from traditional IRAs you should consider the effect of allocations to the Structured Investment Option under a Structured Capital Strategies/SM/ traditional IRA contract. You should consider whether you have a sufficient amount allocated to the Variable Investment Options under this contract and/or sufficient liquidity under other traditional IRAs that you maintain in order to satisfy your RMD for this contract without affecting amounts allocated to the Structured Investment Option under this contract.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary."PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

                                                            TAX INFORMATION  51

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition -- there is a $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and document eligibility for the exception to the IRS.

ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Structured Capital Strategies/SM/ Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion" rollover contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements (or designated Roth accounts under defined contribution plans); or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Because the minimum initial contribution AXA Equitable requires to purchase this contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, this contract must be purchased through a rollover or direct transfer contribution.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach
70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover

52  TAX INFORMATION
transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original
SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover

                                                            TAX INFORMATION  53
contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- within any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS

Lifetime minimum distribution requirements do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

54  TAX INFORMATION

EXCESS CONTRIBUTIONS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   we might have to withhold and/or report on amounts we pay under a free look or cancellation.

..   we are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

                                                            TAX INFORMATION  55

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to limit or terminate contributions or transfers into any variable investment option; and

(9)to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT SEPARATE ACCOUNT NO. 68

We hold assets in a "non-unitized" separate account we have established under the New York Insurance Law to support our obligations under the Structured Investment Option. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the Structured Investment Option, regardless of whether assets supporting the Structured Investment Option are held in a separate account or our general account.

Our current plans are to invest separate account assets in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues. We may also invest in interest rate swaps. Although the above generally describes our plans for investing the assets supporting our obligations under the Structured Investment Option, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.

ABOUT THE TRUST

The Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. The Trust issues different shares relating to each of its portfolios.

The Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees or Board of Directors, as applicable, of the Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for the Trust, which generally accompany this Prospectus, or in its SAIs, which are available upon request.

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ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or the Structured Investment Option with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and the Structured Investment Option. The general obligations and the Structured Investment Option under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests in the Structured Investment Option under the contracts in the general account are issued by AXA Equitable and are registered under the Securities Act of 1933. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC TRANSACTIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, subsequent contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon

                                                           MORE INFORMATION  57
   receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, TRANSFERS, WITHDRAWALS AND SURRENDERS

..   Contributions allocated to the variable investment options or the Segment
    Type Holding Accounts are invested at the unit value next determined after the receipt of the contribution.

..   Transfers to or from the variable investment options or the Segment Type
    Holding Accounts will be made at the unit value next determined after the receipt of the transfer request.

..   Requests for withdrawals or surrenders from the variable investment options or the Segment Type Holding Accounts will be made at the unit value next determined on the business day that we receive the information that we require.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:

..   the election of trustees;

..   the formal approval of independent auditors selected for each Trust; or

..   any other matters described in the Prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is part of the registration statement filed on Form N-4. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

58  MORE INFORMATION

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin, subject to our acceptance. We will continue to treat you as the owner until we receive written notification of any change at our processing office. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

You cannot assign or transfer ownership of a traditional IRA or Roth IRA contract except by surrender to us.

You cannot assign your contract as collateral or security for a loan. Loans are also not available under your contract. For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your traditional IRA or Roth IRA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold (except for Series ADV contracts sold through AXA Distributors). AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. For Series ADV contracts sold through AXA Advisors, AXA Advisors will retain 50% of the advisory fee and the financial representative will get the other 50%.

For Series B and Series C contracts, AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.5% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.0% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contract your financial professional for

                                                           MORE INFORMATION  59
information about the compensation he or she receives and any related incentives, as described immediately below.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. For Series ADV contracts sold through AXA Distributors, AXA Distributors will not receive any compensation.

For Series B and Series C contracts, AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-compensation will generally not exceed 7.0% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.0% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

60  MORE INFORMATION

1st Global Capital Corporation
Advantage Capital Corporation
A.G. Edwards
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Essex National Securities Inc.
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
J.P. Turner & Company, LLC
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities, Inc.
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Plan Member Financial Corporation
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James & Associates Inc
Raymond James Financial Services
RBC Capital Markets Corp.
Robert W Baird & Co.
Royal Alliance Associates Inc.
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial, LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC

                                                           MORE INFORMATION  61

11. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2011 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washing-ton, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Structured Investment Option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are incorporated by reference herein in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


62  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information


--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.25%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.

-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                          2011             2010
-------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------
   Unit value                            $ 10.16          $  9.82
-------------------------------------------------------------------------
   Number of units outstanding (000's)        62               13
-------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------
   Unit value                            $ 11.05          $ 11.02
-------------------------------------------------------------------------
   Number of units outstanding (000's)        66                5
-------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------
   Unit value                            $  1.00          $  1.00
-------------------------------------------------------------------------
   Number of units outstanding (000's)    43,482           24,335
-------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 0.65%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.

-------------------------------------------------------------------------
                                         FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------
                                          2011             2010
-------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------
   Unit value                            $10.24           $ 9.84
-------------------------------------------------------------------------
   Number of units outstanding (000's)       --               --
-------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------
   Unit value                            $11.13           $11.04
-------------------------------------------------------------------------
   Number of units outstanding (000's)       --               --
-------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------
   Unit value                            $ 1.00           $ 1.00
-------------------------------------------------------------------------
   Number of units outstanding (000's)      757               --
-------------------------------------------------------------------------

                                APPENDIX I: CONDENSED FINANCIAL INFORMATION  I-1

Appendix II: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Structured Capital Strategies/SM/ contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.

STATES WHERE CERTAIN STRUCTURED CAPITAL STRATEGIES/SM/ FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------
ALASKA      Series B, Series C, and Series    Not Available
            ADV contracts
-------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and        If you reside in California and
            benefits" -- "Your right to       you are age 60 or older at the
            cancel within a certain number    time the contract is issued, you
            of days"                          may return your variable annuity
                                              contract within 30 days from the
                                              date that you receive it and
                                              receive a refund as described
                                              below.

                                              If you allocate your entire
                                              initial contribution to the
                                              EQ/Money Market option, the
                                              amount of your refund will be
                                              equal to your contribution,
                                              unless you make a transfer, in
                                              which case the amount of your
                                              refund will be equal to your
                                              account value on the date we
                                              receive your request to cancel
                                              at our processing office. This
                                              amount could be less than your
                                              initial contribution. If you
                                              allocate any portion of your
                                              initial contribution to the
                                              variable investment options
                                              (other than the EQ/Money Market
                                              option), your refund will be
                                              equal to your account value on
                                              the date we receive your request
                                              to cancel at our processing
                                              office.

                                              "RETURN OF CONTRIBUTION" FREE
                                              LOOK TREATMENT AVAILABLE THROUGH
                                              CERTAIN SELLING BROKERS-DEALERS

                                              Certain selling broker-dealers
                                              offer an allocation method
                                              designed to preserve your right
                                              to a return of your contribu-
                                              tions during the free look
                                              period. At the time of
                                              application, you will instruct
                                              your financial professional as
                                              to how your initial contribution
                                              and any subsequent contributions
                                              should be treated for the
                                              purpose of maintaining your free
                                              look right under the contract.
                                              Please consult your financial
                                              professional to learn more about
                                              the availability of "return of
                                              contribution" free look
                                              treatment.

                                              If you choose "return of
                                              contribution" free look
                                              treatment of your contract, we
                                              will allocate your entire
                                              contribution and any subsequent
                                              contributions made during the 40
                                              day period following the
                                              Contract Date, to the EQ/Money
                                              Market investment option. In the
                                              event you choose to exercise
                                              your free look right under the
                                              contract, you will receive a
                                              refund equal to your
                                              contributions.

                                              If you choose the "return of
                                              contribution" free look
                                              treatment and your contract is
                                              still in effect on the 40th day
                                              (or next business day) following
                                              the Contract Date, we will
                                              automatically reallocate your
                                              account value to the investment
                                              options chosen on your
                                              application.
-------------------------------------------------------------------------------


II-1 APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR
     VARIATIONS OF CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
CALIFORNIA                                       Any transfers made prior to the
(CONTINUED)                                      expiration of the 30 day free look
                                                 will terminate your right to
                                                 "return of contribution" treatment
                                                 in the event you choose to
                                                 exercise your free look right
                                                 under the contract. Any transfer
                                                 made prior to the 40th day
                                                 following the Contract Date will
                                                 cancel the automatic reallocation
                                                 on the 40th day (or next business
                                                 day) following the Contract Date
                                                 described above. If you do not
                                                 want AXA Equitable to perform this
                                                 scheduled one-time reallocation,
                                                 you must call one of our customer
                                                 service representatives at 1 (800)
                                                 789-7771 before the 40th day
                                                 following the Contract Date to
                                                 cancel.

             See "Charges and expenses" --       Item (iii) under this section is
             "Disability, terminal illness, or   deleted in its entirety.
             confinement to a nursing home"
             (For Series B contracts only)

             See "More information" --           You can transfer ownership of an
             "Transfers of ownership,            NQ contract at any time before
             collateral assignments, loans, and  annuity payments begin. You may
             borrowing"                          assign your contract, unless
                                                 otherwise restricted for tax
                                                 qualification purposes.
------------------------------------------------------------------------------------
CONNECTICUT  See "Charges and expenses -         Waiver (i) is deleted. As a
             Disability, terminal illness, or    result, the first sentence of the
             confinement to a nursing home"      last paragraph of this section is
             (For Series B contracts only)       deleted and replaced with the
                                                 following:

                                                 We reserve the right to impose a
                                                 withdrawal charge, in accordance
                                                 with your contract, if the
                                                 conditions described in (ii) or
                                                 (iii) above existed at the time a
                                                 contribution was remitted or if
                                                 the condition began within 12
                                                 months following remittance.

             See "Charge for each additional     The charge for transfers does not
             transfer in excess of 12 transfers  apply.
             per contract year" in "Fee table"
             and "Transfer charge" in "Charges
             and expenses"
------------------------------------------------------------------------------------
FLORIDA      See "How you can purchase and       In the third paragraph of this
             contribute to your contract" in     section, item (i) now reads: "(i)
             "Contract features and benefits"    contributions under a Structured
                                                 Capital Strategies/SM/ contract
                                                 would then total more than
                                                 $1,500,000;" and item (ii)
                                                 regarding the $2,500,000
                                                 limitation on contributions is
                                                 deleted. The remainder of this
                                                 section is unchanged.

             See "Your right to cancel within a  If you reside in Florida and you
             certain number of days" in          are age 65 or older at the time
             "Contract features and benefits"    the contract is issued, you may
                                                 cancel your variable annuity
                                                 contract and return it to us
                                                 within 21 days from the date that
                                                 you receive it. You will receive
                                                 an unconditional refund equal to
                                                 the cash surrender value provided
                                                 in the annuity contract, plus any
                                                 fees or charges deducted from the
                                                 contributions or imposed under the
                                                 contract.

                                                 If you reside in Florida and you
                                                 are age 64 or younger at the time
                                                 the contract is issued, you may
                                                 cancel your variable annuity
                                                 contract and return it to us
                                                 within 14 days from the date that
                                                 you receive it. You will receive
                                                 an unconditional refund equal to
                                                 your contributions, including any
                                                 contract fees or charges.

             See "Selecting an annuity payout    The following sentence replaces
             option" under "Your annuity payout  the first sentence of the second options" in "Accessing your money"  paragraph in this section:

                                                 You can choose the date annuity
                                                 payments are to begin, but it may
                                                 not be earlier than twelve months
                                                 from the contract date.
------------------------------------------------------------------------------------

                           APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR
                                VARIATIONS OF CERTAIN FEATURES AND BENEFITS II-2

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 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
FLORIDA        See "Withdrawal charge" in        If you are age 65 or older at
(CONTINUED)    "Charges and expenses"            the time your contract is
                                                 issued, the applicable
                                                 withdrawal charge will not
                                                 exceed 10% of the amount
                                                 withdrawn. In addition, no
                                                 charge will apply after the end
                                                 of the 10th contract year or 10
                                                 years after a contribution is
                                                 made, whichever is later.
----------------------------------------------------------------------------------
IDAHO          See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Idaho, you may return your
               "Contract features and benefits"  contract within 20 days from the date that you receive it and
                                                 receive a refund of your initial
                                                 contribution.
----------------------------------------------------------------------------------
ILLINOIS       Series B, Series C and Series     Not Available
               ADV contracts
----------------------------------------------------------------------------------
IOWA                                             The Gold Index and the Oil Index
                                                 are not available.
----------------------------------------------------------------------------------
MARYLAND       Series C contracts                Not Available

               See "How you can purchase and     In the third paragraph of this
               contribute to your contract" in   section, item (i) now reads:
               "Contract features and benefits"  "(i) contributions under a
                                                 Structured Capital
                                                 Strategies/SM/ contract would
                                                 then total more than
                                                 $1,500,000;" and item (ii)
                                                 regarding the $2,500,000
                                                 limitation on contributions is
                                                 deleted. The remainder of this
                                                 section is unchanged.

               See "Your annuity payout          The table of guaranteed annuity
               options" in "Accessing your       payments cannot be changed after
               money"                            contract issue.
----------------------------------------------------------------------------------

MASSACHUSETTS  See "Disability, terminal         This section is deleted in its
               illness or confinement to         entirety.
               nursing home" under "Withdrawal
               charge" in "Charges and
               expenses" (For Series B
               contracts only)
----------------------------------------------------------------------------------
MINNESOTA      Series C contracts                Not Available

               See "Your right to cancel within  If you reside in the state of
               a certain number of days" in      Minnesota at the time the
               "Contract features and benefits"  contract is issued, you may return your contract within 10
                                                 days from the date that you
                                                 receive a refund equal to the
                                                 sum of (a) the difference
                                                 between the contributions made
                                                 and the amounts allocated to any
                                                 investment option and (b) the
                                                 account value in any investment
                                                 option on the date your contract
                                                 is received by our processing
                                                 office or your financial
                                                 professional. Such amount will
                                                 be paid within 10 days after we
                                                 receive notice of cancellation
                                                 and the contract.
----------------------------------------------------------------------------------
NEW JERSEY     See "Disability, terminal         The waivers described in this
               illness or confinement to         section are deleted.
               nursing home" under "Withdrawal
               charge" in "Charges and
               expenses" (For Series B
               contracts only)
----------------------------------------------------------------------------------
NEW HAMPSHIRE  See "Disability, terminal         Waiver (iii) regarding the
               illness, or confinement to a      definition of a nursing home is
               nursing home" under "Withdrawal   deleted, and replaced with the
               charge" in "Charges and           following:
               expenses" (For Series B
               contracts only)                   You are confined to a nursing
                                                 home for more than 90 days (or
                                                 such other period, as required
                                                 in your state) as verified by a
                                                 licensed physician. A nursing
                                                 home for this purpose means one
                                                 that is (a) a provider of
                                                 skilled nursing care service, or
                                                 qualified to receive approval of
                                                 Medicare benefits, or (b)
                                                 operated pursuant to law as a
                                                 skilled nursing home by the
                                                 state or territory in which it
                                                 is located (it must be within
                                                 the United States, Puerto Rico,
                                                 U.S. Virgin Islands, or Guam)
                                                 and meets all of the following:
                                                 .   its main function is to
                                                     provide skilled,
                                                     intermediate, or custodial
                                                     nursing care;

                                                 .   it provides continuous room
                                                     and board;

                                                 .   it is supervised by a
                                                     registered nurse or licensed
                                                     practical nurse;
----------------------------------------------------------------------------------


II-3 APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR
     VARIATIONS OF CERTAIN FEATURES AND BENEFITS

----------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
NEW HAMPSHIRE                                    .   it keeps daily medical
                                                     records of each patient;

(CONTINUED)                                      .   it controls and records all
                                                     medications dispenses; and

                                                 .   its primary service is other
                                                     than to provide housing for
                                                     residents.
----------------------------------------------------------------------------------
NEW YORK       See "Your right to cancel within  The second paragraph under "Your
               a certain number of days" in      right to cancel within a certain
               "Contract features and benefits"  number of days" is deleted in
               and also see "Calculation         its entirety and re-placed with
               Formula" in "Appendix III:        the following:
               Segment Interim Value"
                                                 Your refund will equal your
                                                 account value under the
                                                 con-tract on the day we receive
                                                 written notification of your
                                                 decision to cancel the contract
                                                 and will reflect any invest-ment
                                                 gain or loss in the variable
                                                 investment options (less the
                                                 daily charges we deduct) through
                                                 the date we receive your
                                                 contract. This includes a
                                                 modified calculation of the
                                                 Segment Interim Value for
                                                 amounts allocated to existing
                                                 Segments. For any IRA contract
                                                 returned to us within seven days
                                                 after you receive it, we are
                                                 required to refund the full
                                                 amount of your contribution.

                                                 Only for the purpose of
                                                 calculating your refunded amount
                                                 if you exercise your right to
                                                 cancel within a certain number
                                                 of days, your Segment Interim
                                                 Value is equal to the sum of the
                                                 following components:
                                                    (1)Fair Value of Fixed
                                                       Instruments; plus
                                                    (2)Fair Value of Derivatives;
                                                       plus
                                                    (3)Cap Calculation Factor
                                                       (computed based on the
                                                       assumption that we have
                                                       not incurred any expense).

               See "The amount applied to        If a life contingent annuity
               purchase an annuity payout        payout option is elected, the
               option" in "Accessing your money" amount applied to the annuity benefit will be 100% of the
                                                 account value and any applicable
                                                 withdrawal charge will be waived.

                                                 If a non-life contingent annuity
                                                 payout option is elected, the
                                                 amount applied to the annuity
                                                 benefit is the greater of the
                                                 cash value or 95% of what the
                                                 account value would be if no
                                                 withdrawal charge applied.

               See "Disability, terminal         Item (i) is deleted and replaced
               illness, or confinement to a      with the following: An owner (or
               nursing home" in "Charges and     older joint owner, if
               expenses"                         applicable) has qualified to
                                                 receive Social Security
                                                 disability benefits as certified
                                                 by the Social Security
                                                 Administration or meets the
                                                 definition of a total disability
                                                 as specified in the contract. To
                                                 qualify, a re-certification
                                                 statement from a physician will
                                                 be required every 12 months from
                                                 the date disability is
                                                 determined.

               See "Transfers of ownership,      You may assign all or a portion
               collateral assignments, loans     of your contract at any time,
               and borrowing" in "More           unless otherwise restricted for
               information"                      tax qualification purposes.
----------------------------------------------------------------------------------

NORTH DAKOTA   See "Your right to cancel within  To exercise your cancellation
               a certain number of days" in      right, you must return the
               "Contract features and benefits"  certificate directly to our processing office within 20 days
                                                 after you receive it.
----------------------------------------------------------------------------------
OREGON         Series C contracts                Not Available

               See "Securities Indices" under    The NASDAQ-100 Price Return
               "Structured Investment Option"    Index is not available in Oregon.
               in "Contract features and
               benefits"

               See "How you can purchase and     Additional contributions are not
               contribute to your contract" in   permitted after the fifth
               "Contract features and benefits"  contract year.
----------------------------------------------------------------------------------


                           APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR
                                VARIATIONS OF CERTAIN FEATURES AND BENEFITS II-4

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
OREGON        See "Lifetime required minimum    The following replaces the third
(CONTINUED)   distribution withdrawals" under   paragraph:
              "Withdrawing your account value"  We generally will not impose a
              in "Accessing your money"         withdrawal charge on minimum
                                                distribution withdrawals even if
                                                you are not enrolled in our
                                                automatic RMD service, except
                                                if, when added to a non-RMD lump
                                                sum withdrawal previously taken
                                                in the same contract year, the
                                                minimum distribution withdrawals
                                                exceed the free withdrawal
                                                amount. In order to avoid a
                                                withdrawal charge in connection
                                                with minimum distribution
                                                withdrawals outside of our
                                                automatic RMD service, you must
                                                notify us using our withdrawal
                                                request form. Such minimum
                                                distribution withdrawals must be
                                                based solely on your contract's
                                                account value.
                                                For Series B Contracts:

              See "Selecting an annuity payout  You can choose the date annuity
              option" under "Your annuity       payments begin, but it may not
              payout options" in "Accessing     be earlier than the date all
              your money"                       withdrawal charges under the
                                                contract expire.

              See "Disability, terminal         Item (i) under this section is
              illness, or confinement to        deleted in its entirety.
              nursing home" under "Withdrawal
              charge" in "Charges and expenses"

              See "Transfers of ownership,      The contract may be freely
              collateral assignments, loans     assigned unless otherwise
              and borrowing" in "More           restricted for tax qualification
              information"                      purposes.
---------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                     Your contract refers to
                                                contributions as premiums.

              See "Disability, terminal         The Withdrawal Charge Waiver
              illness or confinement to         does not apply during the first
              nursing home" in "Charges and     12 months of the contract with
              expenses" (For Series B           respect to the Social Security
              contracts only)                   Disability Waiver, the Six Month
                                                Life Expectancy Waiver, or if
                                                the owner is confined to a
                                                nursing home during such period.

              Required disclosure for           Any person who knowingly and
              Pennsylvania customers            with intent to defraud any
                                                insurance company or other
                                                person files an application for
                                                insurance or statement of claim
                                                containing any materially false
                                                information or conceals for the
                                                purpose of misleading,
                                                information concerning any fact
                                                material thereto commits a
                                                fraudulent insurance act, which
                                                is a crime and subjects such
                                                person to criminal and civil
                                                penalties.
---------------------------------------------------------------------------------
PUERTO RICO   Beneficiary continuation option   Not Available
              (IRA)

              IRA and Roth IRA                  Available for direct rollovers
                                                from U.S. source 401(a) plans
                                                and direct transfers from the
                                                same type of U.S. source IRAs.

              See footnote 1 in "Fee table"     There is no premium tax charge
              and "Charges for state premium    imposed.
              and other applicable taxes" in
              "Charges and expenses"

              See "Purchase considerations for  We do not offer Structured
              a charitable remainder trusts"    Capital Strategies/SM/ contracts
              under "Owner and annuitant        to charitable remainder trusts
              requirements" in "Contract        in Puerto Rico.
              features and benefits"

              See "Taxation of nonqualified     There are special rules for
              annuities" in "Tax information"   nonqualified contracts issued in
                                                Puerto Rico.
---------------------------------------------------------------------------------

II-5 APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR
     VARIATIONS OF CERTAIN FEATURES AND BENEFITS

---------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------

PUERTO RICO                                     Income from NQ contracts we
(CONTINUED)                                     issue is U.S. source. A Puerto
                                                Rico resident is subject to U.S.
                                                taxation on such U.S. source
                                                income. Only Puerto Rico source
                                                income of Puerto Rico resi-
                                                dents is excludable from U.S.
                                                taxation. Income from NQ
                                                contracts is also subject to
                                                Puerto Rico tax. The calculation
                                                of the taxable portion of
                                                amounts distributed from a
                                                contract may differ in the two
                                                jurisdictions. Therefore, you
                                                might have to file both U.S. and
                                                Puerto Rico tax returns, showing
                                                different amounts of income from
                                                the contract for each tax
                                                return. Puerto Rico generally
                                                provides a credit against Puerto
                                                Rico tax for U.S. tax paid.
                                                Depending on your personal
                                                situation and the timing of the
                                                different tax liabilities, you
                                                may not be able to take full
                                                advantage of this credit.
---------------------------------------------------------------------------------
RHODE ISLAND  See "Your right to cancel within  If you reside in the state of
              a certain number of days" in      Rhode Island at the time the
              "Contract features and benefits"  contract is issued, you may return your contract within 20
                                                days from the date that you
                                                receive it and receive a refund
                                                of your contribution.
---------------------------------------------------------------------------------
TEXAS         See "How you can purchase and     The $2,500,000 limitation on the
              contribute to your contract" in   sum of all contributions under
              "Contract features and benefits"  all AXA Equitable annuity accumulation contracts with the
                                                same owner or annuitant does not
                                                apply.

              See "Disability, terminal         There is no 12 month waiting
              illness or confinement to         period following a contribution
              nursing home" in "Charges and     for the Six Month Life
              expenses" (For Series B           Expectancy Waiver. The
              contracts only)                   withdrawal charge can be waived
                                                even if the condition begins
                                                within 12 months of the
                                                remittance of the contribution.
---------------------------------------------------------------------------------
WASHINGTON    See "10% free withdrawal amount"  The 10% free withdrawal amount
              under "Withdrawal charge" in      applies to full surrenders.
              "Charges and expenses"

              See "Disability, terminal         The owner (or older joint owner,
              illness, or confinement to        if applicable) has qualified to
              nursing home" in "Charges and     receive Social Security
              expenses" (For Series B           disability benefits as certified
              contracts only)                   by the Social Security
                                                Administration or a statement
                                                from an independent U.S.
                                                licensed physician stating that
                                                the owner (or older joint owner,
                                                if applicable) meets the
                                                definition of total disability
                                                for at least 6 continuous months
                                                prior to the notice of claim.
                                                Such disability must be
                                                re-certified every 12 months.
---------------------------------------------------------------------------------

                           APPENDIX II: STATE CONTRACT AVAILABILITY AND/OR
                                VARIATIONS OF CERTAIN FEATURES AND BENEFITS II-6

Appendix III: Segment Interim Value

--------------------------------------------------------------------------------

We calculate the Segment Interim Value for each Segment on each business day, which is also a Segment Business Day, between the Segment Start Date and Segment Maturity Date. The calculation is based on a formula designed to measure the fair value of your Segment Investment on the particular interim date based on the downside protection provided by the Segment Buffer, the limit on participation in investment gain provided by the Performance Cap Rate, and an adjustment for the effect of a withdrawal prior to the Segment Maturity Date. The formula we use, in part, derives the fair value of hypothetical investments in fixed instruments and derivatives (put and call options). These values provide us with protection from the risk that we will have to pay out account value related to a Segment prior to the Segment Maturity Date. The hypothetical put option provides us with a market value of the potential loss at Segment Maturity, and the hypothetical call options provide us with a market value of the potential gain at Segment Maturity. This formula provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated. We may hold such investments in relation to Segments but are not required to do so. You have no interest in the performance of any of our investments relating to Segments. The formula also includes an adjustment relating to the Cap Calculation Factor. This is a positive adjustment of the percentage of the estimated expenses corresponding to the portion of the Segment Duration that has not elapsed. Appendix III sets forth the actual calculation formula, an overview of the purposes and impacts of the calculation, and detailed descriptions of the specific inputs into the calculation. You should note, even if a corresponding Index has experienced positive growth, the calculation of your Segment Interim Value may result in an amount lower than your Segment Investment because of other market conditions, such as the volatility of index prices and interest rates. Finally, Appendix III includes examples of calculations of Segment Interim Values under various hypothetical situations.

CALCULATION FORMULA

Your Segment Interim Value is equal to the lesser of (A) or (B).

(A)equals the sum of the following three components:

   (1)Fair Value of Fixed Instruments; plus

   (2)Fair Value of Derivatives; plus

   (3)Cap Calculation Factor.

(B)equals the Segment Investment multiplied by (1 + the Performance Cap Rate limiting factor).

OVERVIEW OF THE PURPOSES AND IMPACTS OF THE CALCULATION

FAIR VALUE OF FIXED INSTRUMENTS. The Segment Interim Value formula includes an element designed to compensate us for the fact that when we have to pay out account value related to a Segment before the Segment Maturity Date, we forgo the opportunity to earn interest on the Segment Investment from the date of withdrawal or surrender until the Segment Maturity Date. We accomplish this estimate by calculating the present value of the Segment Investment using a risk-free swap interest rate widely used in derivative markets.

FAIR VALUE OF DERIVATIVES. We use put and call options that are designated for each Segment to estimate the market value, at the time the Segment Interim
Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity due to the Performance Cap Rate.

At the time the Segment Interim Value is determined, the Fair Value of Derivatives is calculated using the three different hypothetical options. These options are designated for each Segment and are described in more detail later in this Appendix.

At-the-Money Call Option (strike price equals the index value at Segment inception). The potential for gain is estimated using the value of this hypothetical option.

Out-of-the-Money Call Option (strike price equals the index increased by the Performance Cap Rate established at Segment inception). The potential for gain in excess of the Performance Cap Rate is estimated using the value of this hypothetical option.

..   The net amount of the At-the-Money Call Option less the value of the
    Out-of-the-Money Call Option is an estimate of the market value of the possibility of gain at the end of the Segment as limited by the Performance Cap Rate.

Out-of-the-Money Put Option (strike price equals the index decreased by the Segment Buffer). The risk of loss is estimated using the value of this hypothetical option.

III-1 APPENDIX III: SEGMENT INTERIM VALUE

..   IT IS IMPORTANT TO NOTE THAT THIS PUT OPTION VALUE WILL ALMOST ALWAYS
    REDUCE THE PRINCIPAL YOU RECEIVE, EVEN WHERE THE INDEX IS HIGHER AT THE TIME OF THE WITHDRAWAL THAN AT THE TIME OF THE ORIGINAL INVESTMENT. This is because the risk that the Index could have been lower at the end of a Segment is present to some extent whether or not the Index has increased at the earlier point in time that the Segment Interim Value is calculated.

CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. The Segment Interim Value formula includes item (3) above, the Cap Calculation Factor, which is designed to reflect the fact that we will not incur those expenses for the entire duration of the Segment if you withdraw your investment prior to the Segment Maturity Date. Therefore, the Cap Calculation Factor is always positive and declines during the course of the Segment.

PERFORMANCE CAP RATE LIMITING FACTOR. The formula provides that the Segment Interim Value is never greater than (B) above, which is the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration. Although the Performance Cap Rate limiting factor pro-rates the upside potential on amounts withdrawn early, there is no similar adjustment to pro-rate the downside protection. THIS MEANS, IF YOU SURRENDER OR CANCEL YOUR CONTRACT, DIE OR MAKE A WITHDRAWAL FROM A SEGMENT BEFORE THE SEGMENT MATURITY DATE, THE SEGMENT BUFFER WILL NOT NECESSARILY APPLY TO THE EXTENT IT WOULD ON THE SEGMENT MATURITY DATE, AND ANY UPSIDE PERFORMANCE WILL BE LIMITED TO A PERCENTAGE LOWER THAN THE PERFORMANCE CAP RATE.

DETAILED DESCRIPTIONS OF SPECIFIC INPUTS TO THE CALCULATION

(A)(1) FAIR VALUE OF FIXED INSTRUMENTS. The Fair Value of Fixed Instrument in a Segment is based on the swap rate associated with the Segment's remaining time to maturity. Swap rates are the risk-free interest rates widely used in derivative markets. There is no standard quote for swap rates. However, because of their high liquidity and popularity, swap rate quotes from different dealers generally fall within a close range, the differences among which are not meaningful. Swap rates can be obtained from inter-dealer systems or financial data vendors who have feeds from swap dealers. For example, "Bloomberg Composite" swap rates are the weighted average of swap rates provided by a number of dealers to Bloomberg. Individual dealers and brokers also publish swap rates of their own on Bloomberg or Reuters. We may, in the future, utilize exchange traded swaps that become available. These exchange traded swaps would have a standard quote associated with them. The Fair Value of Fixed Instruments is defined as its present value, as expressed in the following formula:

(Segment Investment)/(1 + swap rate)/(time to maturity)/

The time to maturity is expressed as a fraction, in which the numerator is the number of days remaining in the Segment Duration and the denominator is the average number of days in each year of the Segment Duration for that Segment.

(A)(2) FAIR VALUE OF DERIVATIVES. We utilize a fair market value methodology to determine the Fair Value of Derivatives.

For each Segment, we designate and value three hypothetical options, each of which is tied to the performance of the Index underlying the Segment in which you are invested: (1) the At-the-Money Call Option, (2) the Out-of-the-Money Call Option and (3) the Out-of-the-Money Put Option. At Segment Maturity, the Put Option is designed to value the loss below the buffer, while the call options are designed to provide gains up to the Performance Cap Rate. These options are described in more detail below.

In a put option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the strike price -- which was set at issue -- and the underlying index closing price, in the event that the closing price is below the strike price. In a call option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the underlying index closing price and the strike price, in the event that the closing price is above the strike price. Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time remaining until the Segment Maturity Date. More information about the three designated options is set forth below:

(1)At-the-Money Call Option: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date. At any time during the Segment Duration, the fair value of the At-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment on the Segment Maturity Date equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date, multiplied by the Segment Investment.

(2)Out-of-the-Money Call Option: This is an option to buy a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date increased by a percentage equal to the Performance Cap Rate. At any time during the Segment Duration, the fair value of the Out-of-the-Money Call Option represents the market value of the potential to receive an amount in excess of the Segment Investment equal to the percentage growth in the Index between the Segment Start Date and the Segment Maturity Date in excess of the Performance Cap Rate, multiplied by the Segment Investment. The value of this option is used to offset the value of the At-the-Money Call Option, thus recognizing in the Interim Segment Value a ceiling on gains at Segment Maturity imposed by the Performance Cap Rate.

(3)Out-of-the-Money Put Option: This is an option to sell a position in the relevant Index equal to the Segment Investment on the scheduled Segment Maturity Date, at the price of the Index on the Segment Start Date decreased by a percentage equal to the Segment Buffer. At any

                                       APPENDIX III: SEGMENT INTERIM VALUE III-2
   time during the Segment Duration, the fair value of the Out-of-the-Money Put Option represents the market value of the potential to receive an amount equal to the excess of the negative return of the Index between the Segment Start Date and the Segment Maturity Date beyond the Segment Buffer, multiplied by the Segment Investment. The value of this option reduces the Interim Segment Value, as it reflects losses that may be incurred in excess of the Segment Buffer at Segment Maturity.

The Fair Value of Derivatives is equal to (1) minus (2) minus (3), as defined above.

We determine the fair value of each of the three designated options using the Black Scholes model for valuing a European option on the Index, assuming a continuous dividend yield or net convenience value, with inputs that are consistent with current market prices. Each option has a notional value on the Segment Start Date equal to the Segment Investment on that date. The notional value is the price of the underlying Index at the inception of the contract. In the event that a number of options, or a fractional number of options was purchased, the notional value would be the number of options multiplied by the price of the Index at inception.

For Securities Indices, we use the following inputs to the Black Scholes model:

(1)Implied Volatility of the Index -- This input varies with (i) how much time remains until the Segment Maturity Date of the Segment, which is determined by using an expiration date for the designated option that corresponds to that time remaining and (ii) the relationship between the strike price of that option and the level of the Index at the time of the calculation.

   This relationship is referred to as the "moneyness" of the option described above, and is calculated as the ratio of current price to the strike price. Direct market data for these inputs for any given early distribution are generally not available, because options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to correspond precisely to the Segment Maturity Date and moneyness of the designated option that we use for purposes of the calculation.

   Accordingly, we use the following method to estimate the implied volatility of the Index. We use daily quotes of implied volatility from our pricing agent bank using the same Black Scholes model described above and based on the market prices for certain options. Specifically, implied volatility quotes are obtained for options with the closest maturities above and below the actual time remaining in the Segment at the time of the calculation and, for each maturity, for those options having the closest moneyness value above and below the actual moneyness of the designated option, given the level of the Index at the time of the calculation. In calculating the Segment Interim Value, we will derive a volatility input for your Segment's time to maturity and strike price by linearly interpolating between the implied volatility quotes that are based on the actual adjacent maturities and moneyness values described above, as follows:

   (a)We first determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity shorter than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the hypothetical option.

   (b)We then determine the implied volatility of an option that has the same moneyness as the designated option but with the closest available time to maturity longer than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of options having the times to maturity that are above and below the moneyness value of the designated option.

   (c)The volatility input for your Segment's time to maturity will then be determined by linearly interpolating between the volatilities derived in steps (a) and (b).

(2)Swap Rate -- We use key derivative swap rates provided by our pricing agent bank, which is a recognized financial reporting vendor. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment at the time of the early distribution. We use linear interpolation to derive the exact remaining duration rate needed as the input.

(3)Index Dividend Yield -- On a daily basis, we use the projected annual dividend yield across the entire Index provided by our pricing agent bank. This value is a widely used assumption and is readily available from recognized financial reporting vendors.

For Commodities Indices, we use the first two inputs listed above (Implied Volatility of the Index and Swap Rate), but for the third input, instead of using the Index Dividend Yield, we use the Net Convenience Value. This approach is based on standard option pricing methodology, which recognizes that commodities do not pay dividends. Instead, Net Convenience Value represents the market's valuation of the yield of two offsetting factors: (1) the fact that the option does not give the holder the benefit of the ability to use the commodity itself (much like a security option does not give the holder the right to receive dividends); and (2) the fact that the holder is not burdened with the obligation to store the commodity.

(3)Net Convenience Value -- On a daily basis, we calculate the net convenience value for the commodity underlying the Index. The net convenience value for a commodity equals the spot price minus the present value of the futures price (with the present value based on the Swap Rate). We use the spot prices and futures prices provided by our pricing agent bank, which is a recognized financial reporting vendor. The price differences among recognized financial reporting vendors are not meaningful to the calculation of the Segment Interim Value.

Generally, a put option has an inverse relationship with its underlying Index, while a call option has a direct relationship. In addition to the inputs discussed above, the Fair Value of Derivatives is also affected by the time to the Segment Maturity Date.

(A)(3) CAP CALCULATION FACTOR. In setting the Performance Cap Rate, we take into account that we incur expenses in connection with a contract, including insurance and administrative expenses. In particular, if there were no such expenses, the Performance Cap Rate might have been greater.

III-3 APPENDIX III: SEGMENT INTERIM VALUE

In setting the Performance Rate Cap, we currently estimate annual expenses at approximately 1.80% of the Segment Investment for Series B contracts, approximately 2.20% of the Segment Investment for Series C contracts and approximately 1.25% of the Segment Investment for Series ADV contracts. This calculation includes not only expenses, but an element of profit as well. We may use a lower estimate, which would provide a higher Performance Cap Rate, all other factors being equal. We reserve the right to use a higher estimate in the future, but we would do so only after revising this Appendix to provide notice of the higher estimate. If you withdraw your investment prior to the Segment Maturity Date, we will not incur expenses for the entire duration of the Segment. Therefore, if you withdraw your investment prior to the Segment Maturity Date, we provide a positive adjustment as part of the calculation of Segment Interim Value, which we call the Cap Calculation Factor. The Cap Calculation Factor represents a return of estimated expenses for the portion of the Segment Duration that has not elapsed. For example, if the estimated expenses for a one year Segment are calculated by our pricing agent bank to be $10, then at the end of 146 days (with 219 days remaining in the Segment), the Cap Calculation Factor would be $6, because $10 x 219/365 (60%) = $6. The Cap Calculation Factor is not used at the time we calculate your Segment Maturity Value. Instead, for any Segment held to its Segment Maturity Date, the values are provided by the contractual guarantees based on Index performance as adjusted by the Performance Cap Rate and the Segment Buffer. A Segment is not a variable investment option with an underlying portfolio, and therefore the percentages we use in setting the performance caps do not reflect a daily charge against assets held on your behalf in a separate account.

(B) PRO RATA SHARE OF PERFORMANCE CAP RATE. In setting the Performance Cap Rate, we assume that you are going to hold the Segment for the entire Segment Duration. If you hold a Segment until its Segment Maturity Date, the Segment Return will be calculated subject to the Performance Cap Rate. Prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. For example, if the Performance Cap Rate for a one-year Segment is 10%, then at the end of 146 days, the Pro Rata Share of the Performance Cap Rate would be 4%, because 10% x 146/365 = 4%; as a result, the Interim Value at the end of the 146 days could not exceed 104% of the Segment Investment.

                                       APPENDIX III: SEGMENT INTERIM VALUE III-4

EXAMPLES

On the following pages are hypothetical examples of how the Segment Interim Value would be calculated for three different Segments. On the first page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown on the same date, approximately 8 1/2 months after the Segment Start Date. On the second page, Segments 2 and 3 are valued again, but this time on later dates, with approximately 3 1/2 months remaining until their respective Segment Maturity Dates. On the third page, Segments 1, 2 and 3 all have the same Index and Segment Start Date, but have different Segment Durations. The Segments are each shown making a partial withdrawal on the same date, approximately 8 1/2 months after the Segment Start Date.

EXAMPLE OF SEGMENT INTERIM VALUE

----------------------------------------------------------------------------------
 ITEM                              1-YEAR SEGMENT  3-YEAR SEGMENT  5-YEAR SEGMENT
----------------------------------------------------------------------------------
Segment Duration (in months)             12              36              60
Valuation Date (Months since
Segment Start Date)                     8.5             8.5             8.5
Segment Investment                     $1,000          $1,000          $1,000
Segment Buffer                          -10%            -20%            -30%
Performance Cap Rate                    11%             19%             35%
Time to Maturity
  (in months)                           3.5             27.5            51.5
  (in years)                           0.288           2.290           4.290
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
Instrument                             999.24          971.31          905.58
Fair Value of Hypothetical
  Derivatives                         (303.20)        (224.50)        (150.09)
Cap Calculation Factor                  5.19           41.22           77.23
Sum of Above                           701.23          788.03          832.72
Segment Investment Multiplied by
  prorated Performance Cap Rate       1,078.27        1,044.98        1,049.67
Segment Interim Value                  701.23          788.03          832.72
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                           999.24          971.31          905.58
Fair Value of Hypothetical
  Derivatives                         (37.47)         (38.30)          (3.60)
Cap Calculation Factor                  5.19           41.22           77.23
Sum of Above                           966.97          974.22          979.21
Segment Investment Multiplied by
  prorated Performance Cap Rate       1,078.27        1,044.98        1,049.67
Segment Interim Value                  966.97          974.22          979.21
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS 0% (FOR EXAMPLE FROM 100.00 TO 100.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                           999.24          971.31          905.58
Fair Value of Hypothetical
  Derivatives                          18.79            5.30           34.30
Cap Calculation Factor                  5.19           41.22           77.23
Sum of Above                          1,023.22        1,017.83        1,017.11
Segment Investment Multiplied by
  prorated Performance Cap Rate       1,078.27        1,044.98        1,049.67
Segment Interim Value                 1,023.22        1,017.83        1,017.11

III-5 APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO
110.00)

------------------------------------------------------------------------------
 ITEM                             1-YEAR SEGMENT 3-YEAR SEGMENT 5-YEAR SEGMENT
------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                          999.24         971.31         905.58
Fair Value of Hypothetical
  Derivatives                         61.19          41.44          67.83
Cap Calculation Factor                 5.19          41.22          77.23
Sum of Above                         1,065.63       1,053.96       1,050.63
Segment Investment Multiplied by
  prorated Performance Cap Rate      1,078.27       1,044.98       1,049.67
Segment Interim Value                1,065.63       1,044.98       1,049.67

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO
140.00)

------------------------------------------------------------------------------
 ITEM                             1-YEAR SEGMENT 3-YEAR SEGMENT 5-YEAR SEGMENT
------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed
  Instrument                          999.24         971.31         905.58
Fair Value of Hypothetical
  Derivatives                         107.43         114.66         146.75
Cap Calculation Factor                 5.19          41.22          77.23
Sum of Above                         1,111.87       1,127.19       1,129.56
Segment Investment Multiplied by
  prorated Performance Cap Rate      1,078.27       1,044.98       1,049.67
Segment Interim Value                1,078.27       1,044.98       1,049.67

The input values to the Black Scholes model that have been utilized to generate the hypothetical examples above are as follows:
(1)Implied volatility of 23.4%, 23.6% and 26.1% is assumed for 1-year, 3-year and 5-year segments, respectively.
(2)Swap rate corresponding to remainder of segment term is 0.26% (1-year), 1.27% (3-year) and 2.31% (5-year) annually.
(3)Index dividend yield - 1.95% annually.
(4)Bid-Ask Spread is 10bps (1-year), 15bps (3-year) and 30bps (5-year).

EXAMPLE OF SEGMENT INTERIM VALUE

----------------------------------------------------------------------------------
 ITEM                                           3-YEAR SEGMENT    5-YEAR SEGMENT
----------------------------------------------------------------------------------
Segment Duration (in months)                          36                60
Valuation Date (Months since Segment Start
  Date)                                              32.5              56.5
Segment Investment                                  $1,000            $1,000
Segment Buffer                                       -20%              -30%
Performance Cap Rate                                 19%               35%
Time to Maturity
  (in months)                                        3.5               3.5
  (in years)                                        0.288             0.288
----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)

----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives             (203.82)          (110.12)
Cap Calculation Factor                               5.18              5.18
Sum of Above                                        800.61            894.31
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                               800.61            894.31

                                       APPENDIX III: SEGMENT INTERIM VALUE III-6

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO
90.00)

-----------------------------------------------------------------------------------
 ITEM                                           3-YEAR SEGMENT    5-YEAR SEGMENT
-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives               0.46             12.96
Cap Calculation Factor                               5.18              5.18
Sum of Above                                       1,004.89          1,017.38
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                              1,004.89          1,017.38
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO 110.00)

-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives              89.97             110.95
Cap Calculation Factor                               5.18              5.18
Sum of Above                                       1,094.40          1,115.37
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                              1,094.40          1,115.37
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)

-----------------------------------------------------------------------------------
Fair Value of Hypothetical Fixed Instrument         999.25            999.25
Fair Value of Hypothetical Derivatives              181.03            291.85
Cap Calculation Factor                               5.18              5.18
Sum of Above                                       1,185.46          1,296.27
Segment Investment Multiplied by prorated
  Performance Cap Rate                             1,171.76          1,329.86
Segment Interim Value                              1,171.76          1,296.27

EXAMPLE OF PARTIAL WITHDRAWAL

-----------------------------------------------------------------------------------
ITEM                             1-YEAR SEGMENT   3-YEAR SEGMENT   5-YEAR SEGMENT
-----------------------------------------------------------------------------------
Segment Duration (in months)          12               36               60
Valuation Date (Months since
  Segment Start Date)                 8.5              8.5              8.5
Segment Investment                  $1,000           $1,000           $1,000
Segment Buffer                       -10%             -20%             -30%
Performance Cap Rate                  11%              19%              35%
Time to Maturity
  (in month)                          3.5             27.5             51.5
  (in year)                          0.288            2.290            4.290
AMOUNT WITHDRAWN                     $100             $100             $100
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -40% (FOR EXAMPLE FROM 100.00 TO 60.00)

-----------------------------------------------------------------------------------
Segment Interim Value               701.23           788.03           832.72
Percent Withdrawn                   14.26%           12.69%           12.01%
New Segment Investment              $857.39          $873.10          $879.91
New Segment Interim Value           $601.23          $688.03          $732.72
-----------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS -10% (FOR EXAMPLE FROM 100.00 TO 90.00)

-----------------------------------------------------------------------------------
Segment Interim Value               966.97           974.22           979.21
Percent Withdrawn                   10.34%           10.26%           10.21%
New Segment Investment              $896.58          $897.35          $897.88
New Segment Interim Value           $866.97          $874.22          $879.21
-----------------------------------------------------------------------------------

III-7 APPENDIX III: SEGMENT INTERIM VALUE

ASSUMING THE CHANGE IN THE INDEX VALUE IS +10% (FOR EXAMPLE FROM 100.00 TO
110.00)

------------------------------------------------------------------------------------
ITEM                           1-YEAR SEGMENT    3-YEAR SEGMENT    5-YEAR SEGMENT
------------------------------------------------------------------------------------
Segment Interim Value             1,065.63          1,044.98          1,049.67
Percent Withdrawn                  9.38%             9.57%             9.53%
New Segment Investment            $906.16           $904.30           $904.73
New Segment Interim Value         $965.63           $944.98           $949.67
------------------------------------------------------------------------------------

ASSUMING THE CHANGE IN THE INDEX VALUE IS +40% (FOR EXAMPLE FROM 100.00 TO 140.00)

------------------------------------------------------------------------------------
Segment Interim Value             1,078.27          1,044.98          1,049.67
Percent Withdrawn                  9.27%             9.57%             9.53%
New Segment Investment            $907.26           $904.30           $904.73
New Segment Interim Value         $978.27           $944.98           $949.67
------------------------------------------------------------------------------------

Definitions:
(1)Amount withdrawal is net of applicable withdrawal charge
Percent Withdrawn is equal to Amount Withdrawn divided by Segment Interim Value New Segment Investment is equal to the original Segment Investment ($1,000) multiplied by [1 - Percent Withdrawn]
New Segment Interim Value is equal to the calculated Segment Interim Value based on the new Segment Investment. It will also be equal to the Segment Interim Value multiplied by [1 - Percent Withdrawn]

                                       APPENDIX III: SEGMENT INTERIM VALUE III-8

Appendix IV: Index Publishers

--------------------------------------------------------------------------------

The Structured Investment Option of the Structured Capital Strategies/SM/ contract tracks certain Securities Indices that are published by third parties. AXA Equitable uses these Securities Indices under license from the Indices' respective publishers. The following information about the Indices is included in this Prospectus in accordance with AXA Equitable's license agreements with the publishers of the Indices:

Standard & Poor's requires that the following disclaimer be included in this
Prospectus:

The Structured Capital Strategies/SM/ contract is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Structured Capital Strategies/SM/ contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies/SM/ contract particularly or the ability of the S&P 500 Price Return Index (the "Index") to track general stock market performance. S&P's and its third party licensor's only relationship to AXA Equitable is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard to AXA Equitable or the Structured Capital Strategies/SM/ contract. S&P and its third party licensors have no obligation to take the needs of AXA Equitable or the owners of the Structured Capital Strategies/SM/ contract into consideration in determining, composing or calculating the Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Structured Capital Strategies/SM/ contract or the timing of the issuance or sale of the Structured Capital Strategies/SM/ contract or in the determination or calculation of the equation by which the Structured Capital Strategies/SM/ contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Structured Capital Strategies/SM/ contract.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The name "S&P 500 Price Return Index" is a trademark of Standard & Poor's and has been licensed for use by AXA Equitable.

Frank Russell Company requires that the following disclosure be included in this Prospectus:

The Structured Capital Strategies/SM/ contract is not sponsored, endorsed, sold or promoted by Frank Russell Company ("Russell"). Russell makes no representation or warranty, express or implied, to the owners of the Structured Capital Strategies/SM/ contract or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Russell 2000(R) Price Return Index to track general stock market performance or a segment of the same. Russell's publication of the Russell 2000(R) Price Return Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R) Price Return Index is based. Russell's only relationship to AXA Equitable is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Price Return Index which is determined, composed and calculated by Russell without regard to AXA Equitable or the Structured Capital Strategies/SM/ contract. Russell is not responsible for and has not reviewed the Structured Capital Strategies/SM/ contract nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the the Structured Capital Strategies/SM/ contract. Russell has no obligation or liability in connection with the administration, marketing or trading of the Structured Capital Strategies/SM/ contract.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY AXA EQUITABLE, INVESTORS, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

IV-1 APPENDIX IV: INDEX PUBLISHERS

MSCI Inc. requires that the following disclosure be included in this Prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Structured Capital Strategies/SM/ contract is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Structured Capital Strategies/SM/ contract. The Corporations make no representation or warranty, express or implied to the owners of the Structured Capital Strategies/SM/ contract or any member of the public regarding the advisability of investing in securities generally or in the Structured Capital Strategies/SM/ contract particularly, or the ability of the NASDAQ-100 Price Return Index to track general stock market performance. The Corporations' only relationship to AXA Equitable ("Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ OMX(R) and NASDAQ-100 Price Return Index(R) registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Price Return Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Structured Capital Strategies/SM/ contract. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Structured Capital Strategies/SM/ contract into consideration in determining, composing or calculating the NASDAQ-100 Price Return Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Structured Capital Strategies/SM/ contract to be issued or in the determination or calculation of the equation by which the Structured Capital Strategies/SM/ contract is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Structured Capital Strategies/SM/ contract.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE STRUCTURED CAPITAL STRATEGIES/SM/ CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 PRICE RETURN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                              APPENDIX IV: INDEX PUBLISHERS IV-2

Appendix V: Segment Maturity Date and Segment Start Date examples

--------------------------------------------------------------------------------

The Segment Maturity Date for Segments maturing in a given month and the Segment Start Date for new Segments starting in that same month will always be scheduled to occur on the first two consecutive business days that are also Segment Business Days occurring after the 13th of a month. However, as described earlier in this Prospectus, the Segment Maturity Date and Segment Start Date may sometimes occur on later dates.

Set forth below are representative examples of how the Segment Maturity Date and Segment Start Date may be moved to a later date in a given month due to weekends and holidays, which are not Segment Business Days.

The first table below assumes that the 14th and/or 15th of the month falls on a weekend, and the following Monday and Tuesday are both Segment Business Days:

-----------------------------------------------------
                   THEN THE SEGMENT  AND THE SEGMENT
IF THE 14TH IS A:  MATURITY DATE IS: START DATE IS:
-----------------------------------------------------
    Friday          Friday the 14th  Monday the 17th
-----------------------------------------------------
    Saturday        Monday the 16th  Tuesday the 17th
-----------------------------------------------------
    Sunday          Monday the 15th  Tuesday the 16th
-----------------------------------------------------

The second table below assumes that the 14th or 15th of the month falls on a scheduled holiday and therefore, is not a Segment Business Day:

------------------------------------------------------------
IF A SCHEDULED HOLIDAY  THEN THE SEGMENT   AND THE SEGMENT
FALLS ON:               MATURITY DATE IS:  START DATE IS:
------------------------------------------------------------
   Monday the 14th      Tuesday the 15th  Wednesday the 16th
------------------------------------------------------------
   Friday the 15th      Monday the 18th    Tuesday the 19th
------------------------------------------------------------

V-1 APPENDIX V: SEGMENT MATURITY DATE AND SEGMENT START DATE EXAMPLES

Appendix VI: Purchase considerations for defined benefit and defined contribution plans

--------------------------------------------------------------------------------

Defined benefit and defined contribution plans may invest pooled defined benefit plan assets in Structured Capital Strategies/SM/ under these circumstances.

POOLED DEFINED BENEFIT AND DEFINED CONTRIBUTION PLAN ASSETS

The plans may invest assets attributable to the benefits of multiple plan participants in one Structured Capital Strategies/SM/ contract. There is no requirement to apply for multiple Structured Capital Strategies/SM/ contracts. Pooled defined benefit plan assets may be invested in Structured Capital Strategies/SM/ contracts because the product has no optional benefits that need to be divided among participants. (We also permit defined contribution plans without participant-directed accounts to pool assets attributable to multiple plan participants in one contract.)

Trustees who are considering the purchase of a Structured Capital Strategies/SM/ contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of a Structured Capital Strategies/SM/ contract for a qualified plan. The contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the contract. Trustees should also consider that the plan trust must be designated as the beneficiary and that payment of death benefits from the contract must be in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate on a tax-deferred basis even if the plan is not funded by the Structured Capital Strategies/SM/ contract or another annuity contract. Therefore, trusts should purchase a Structured Capital Strategies/SM/ contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

NON-QUALIFIED CONTRACT

Defined benefit plans (and defined contribution plans) must use Non-Qualified contracts to invest in Structured Capital Strategies/SM/. There is no qualified plan contract endorsement available with Structured Capital Strategies/SM/. The Plan and Trust, if properly qualified, contain the requisite provisions of the Internal Revenue Code to maintain their tax exempt status. A non-qualified contract cannot be converted to an IRA.

SPLIT FUNDING REQUIREMENT

The maximum percentage of the value of the plan's total assets that should be invested in a Structured Capital Strategies/SM/ contract at any time is 80%. At least 20% of the plan's assets should be invested in one or more other funding vehicles to provide liquidity for the plan because Segments in the Structured Investment Option may not be mature at the time plan benefits become payable. The plan's fiduciaries are responsible for ensuring that the plan has enough liquidity to pay benefits when required and should discuss anticipated liquidity needs with the plan's actuary. Amounts must be withdrawn from the contract or the contract must be liquidated to pay benefits; benefits payable under the plan cannot be satisfied through a transfer of ownership of the NQ contract to any person or entity. Any withdrawal from the Structured Capital Strategies/SM/ NQ contract to pay benefits, or to address plan overfunding, excess or mistaken contributions, any required minimum distribution requirement, or for any other plan or benefit purpose will be treated as a normal withdrawal for purposes of withdrawal charges and all other contractual provisions. The Structured Capital Strategies/SM/ contract is merely a funding vehicle and is not "benefit sensitive" like some products offered to qualified plan sponsors.

CONTRIBUTIONS

The Structured Capital Strategies/SM/ contract will only accept transfer contributions from the other funding vehicles of the plan trust. No contributions will be accepted directly from the employer sponsoring the plan. Checks written on accounts held in the name of the employer sponsoring the plan will not be accepted.

PAYMENTS

All payments under the contract will be made to the plan trust owner. Also, there may be adverse tax consequences if the plan transfers ownership of the contract to an employee after the employee separates from service.

FUNDING VEHICLE ONLY

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan administrative recordkeeping or actuarial valuation services with respect to plan assets invested in Structured Capital Strategies/SM/ contracts. The plan's administrator will be solely responsible for performing or providing for all such services.

                   APPENDIX VI: PURCHASE CONSIDERATIONS FOR DEFINED BENEFIT
                                             AND DEFINED CONTRIBUTION PLANS VI-1

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and independent registered public accounting firm   2

Distribution of the contracts                                 2

Financial statements                                          2

HOW TO OBTAIN A STRUCTURED CAPITAL STRATEGIES/SM/ STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me a Structured Capital Strategies/SM/ Statement of
Additional Information dated May 1, 2012, supplemented August 30, 2012.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip



                                                                         387790

Structured Capital Strategies/SM/                                  AXA EQUITABLE LIFE INSURANCE COMPANY
                                                                   1290 AVENUE OF THE AMERICAS
A combination variable and index-linked deferred annuity contract  NEW YORK, NEW YORK 10104

STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2012, SUPPLEMENTED AUGUST 30, 2012. THE
DATE OF THE RELATED PROSPECTUS IS MAY 1, 2012.

--------------------------------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Structured Capital Strategies/SM/ Prospectus, dated May 1, 2012. That Prospectus provides detailed information concerning the contract and the variable investment options and/or in one or more of the Segments comprising the Structured Investment Option. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-889-3743 toll free, or by contacting your financial professional.

        TABLE OF CONTENTS
        Who is AXA Equitable?                                        2
        Unit Values                                                  2
        Custodian and Independent Registered Public Accounting Firm  2
        Distribution of the Contracts                                2
        Financial statements                                         2

             Copyright 2012 AXA Equitable Life Insurance Company.
All rights reserved. Structured Capital Strategies/SM/ is a service mark of AXA
                       Equitable Life Insurance Company.

                                                                         387790

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.

UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Structured Capital Strategies/SM/.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   a
                                   ----      --c
                               (   b   )

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the contract fee, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 0.003446% for Series B contracts and 0.001787% for Series ADV contracts. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.

The financial statements of the Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS

Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $562,732,447 in 2011, $399,625,078 in 2010 and $429,091,474 in 2009, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $15,092,209, $10,963,063 and $40,223,293, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2011, 2010 and 2009. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $529,410,459 in 2011, $576,147,169 in 2010 and
$557,277,070 in 2009. Of these amounts, AXA Advisors retained $268,084,019, $364,376,758 and $306,063,542, respectively.

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............   F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2011............   F-3
   Statements of Operations for the Year Ended December 31, 2011......  F-57
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2011 and 2010.......................................  F-86
   Notes to Financial Statements...................................... F-127

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2011 and 2010.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009................................... F-5
   Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009...................................................... F-6
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2011, 2010 and 2009................................................ F-7
   Notes to Consolidated Financial Statements........................... F-9


                                   F-1  e13344

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011


                                                                   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN VPS AMERICAN CENTURY VP
                                                       ALL ASSET  VPS BALANCED WEALTH  INTERNATIONAL GROWTH  LARGE COMPANY VALUE
                                                      ALLOCATION* STRATEGY PORTFOLIO**      PORTFOLIO**             FUND
                                                      ----------- -------------------- --------------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value... $4,032,030       $2,189,375           $3,649,939           $1,180,234
Receivable for The Trusts shares sold................         --               86                   --                   --
Receivable for policy-related transactions...........      5,014               --                1,593               48,555
                                                      ----------       ----------           ----------           ----------
   Total assets......................................  4,037,044        2,189,461            3,651,532            1,228,789
                                                      ----------       ----------           ----------           ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      5,014               --                1,505               48,516
Payable for policy-related transactions..............         --                9                   --                   --
                                                      ----------       ----------           ----------           ----------
   Total liabilities.................................      5,014                9                1,505               48,516
                                                      ----------       ----------           ----------           ----------
NET ASSETS........................................... $4,032,030       $2,189,452           $3,650,027           $1,180,273
                                                      ==========       ==========           ==========           ==========

NET ASSETS:
Accumulation Units................................... $4,020,391       $2,189,452           $3,650,027           $1,180,273
Retained by AXA Equitable in Separate Account No. 49.     11,639               --                   --                   --
                                                      ----------       ----------           ----------           ----------
TOTAL NET ASSETS..................................... $4,032,030       $2,189,452           $3,650,027           $1,180,273
                                                      ==========       ==========           ==========           ==========

Investments in shares of The Trusts, at cost......... $4,348,505       $2,234,301           $4,213,775           $1,155,664
The Trusts shares held
   Class A...........................................    235,663               --                   --                   --
   Class B...........................................         --          202,720              244,470                   --
   Class II..........................................         --               --                   --              126,093

                                                      AMERICAN CENTURY VP
                                                      MID CAP VALUE FUND
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $6,610,418
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........         27,649
                                                          ----------
   Total assets......................................      6,638,067
                                                          ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         27,584
Payable for policy-related transactions..............             --
                                                          ----------
   Total liabilities.................................         27,584
                                                          ----------
NET ASSETS...........................................     $6,610,483
                                                          ==========

NET ASSETS:
Accumulation Units...................................     $6,610,483
Retained by AXA Equitable in Separate Account No. 49.             --
                                                          ----------
TOTAL NET ASSETS.....................................     $6,610,483
                                                          ==========

Investments in shares of The Trusts, at cost.........     $6,602,445
The Trusts shares held
   Class A...........................................             --
   Class B...........................................             --
   Class II..........................................        489,661

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                       ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                      -------------- ------------ ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
Receivable for The Trusts shares sold................      1,365,888           --       3,503,347              --
Receivable for policy-related transactions...........             --    1,758,276              --       1,109,099
                                                      -------------- ------------  --------------    ------------
   Total assets......................................  2,605,005,481  866,157,684   2,018,067,006     457,240,606
                                                      -------------- ------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --    1,758,276              --       1,109,099
Payable for policy-related transactions..............      1,365,888           --       3,503,347              --
                                                      -------------- ------------  --------------    ------------
   Total liabilities.................................      1,365,888    1,758,276       3,503,347       1,109,099
                                                      -------------- ------------  --------------    ------------
NET ASSETS........................................... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
                                                      ============== ============  ==============    ============

NET ASSETS:
Accumulation Units................................... $2,603,506,918 $864,297,821  $2,014,227,347    $456,026,854
Retained by AXA Equitable in Separate Account No. 49.        132,675      101,587         336,312         104,653
                                                      -------------- ------------  --------------    ------------
TOTAL NET ASSETS..................................... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
                                                      ============== ============  ==============    ============

Investments in shares of The Trusts, at cost......... $3,091,478,435 $882,649,765  $2,071,644,131    $465,029,661
The Trusts shares held
   Class A...........................................      1,402,927          955              --              --
   Class B...........................................    291,108,712   74,142,104     214,490,835      39,667,369
   Class K...........................................          1,125           --              --              --

                                                      AXA CONSERVATIVE
                                                         STRATEGY*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $305,370,441
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........        743,901
                                                        ------------
   Total assets......................................    306,114,342
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        743,901
Payable for policy-related transactions..............             --
                                                        ------------
   Total liabilities.................................        743,901
                                                        ------------
NET ASSETS...........................................   $305,370,441
                                                        ============

NET ASSETS:
Accumulation Units...................................   $305,265,411
Retained by AXA Equitable in Separate Account No. 49.        105,030
                                                        ------------
TOTAL NET ASSETS.....................................   $305,370,441
                                                        ============

Investments in shares of The Trusts, at cost.........   $310,411,748
The Trusts shares held
   Class A...........................................             --
   Class B...........................................     27,779,602
   Class K...........................................             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      AXA CONSERVATIVE-  AXA GROWTH   AXA MODERATE    AXA MODERATE
                                                      PLUS ALLOCATION*   STRATEGY*    ALLOCATION*   GROWTH STRATEGY*
                                                      ----------------- ------------ -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
Receivable for The Trusts shares sold................         236,181        435,196             --              --
Receivable for policy-related transactions...........              --             --      4,375,800       4,177,470
                                                       --------------   ------------ --------------  --------------
   Total assets......................................   1,647,859,578    726,612,238  6,775,479,698   2,249,199,979
                                                       --------------   ------------ --------------  --------------

LIABILITIES:
Payable for The Trusts shares purchased..............              --             --      4,375,800       4,177,470
Payable for policy-related transactions..............         236,181        435,196             --              --
                                                       --------------   ------------ --------------  --------------
   Total liabilities.................................         236,181        435,196      4,375,800       4,177,470
                                                       --------------   ------------ --------------  --------------
NET ASSETS...........................................  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
                                                       ==============   ============ ==============  ==============

NET ASSETS:
Accumulation Units...................................  $1,647,589,469   $726,065,620 $6,771,022,459  $2,244,949,628
Retained by AXA Equitable in Separate Account No. 49.          33,928        111,422         81,439          72,881
                                                       --------------   ------------ --------------  --------------
TOTAL NET ASSETS.....................................  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
                                                       ==============   ============ ==============  ==============

Investments in shares of The Trusts, at cost.........  $1,723,219,539   $738,638,790 $7,676,781,560  $2,305,562,166
The Trusts shares held
   Class A...........................................              --            920      2,280,594              --
   Class B...........................................     179,536,830     59,764,214    538,353,320     184,727,043
   Class K...........................................           1,094             --            795              --

                                                       AXA MODERATE-   AXA TACTICAL
                                                      PLUS ALLOCATION* MANAGER 2000*
                                                      ---------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $ 9,523,626,654   $49,792,220
Receivable for The Trusts shares sold................       1,471,216            --
Receivable for policy-related transactions...........              --        44,399
                                                      ---------------   -----------
   Total assets......................................   9,525,097,870    49,836,619
                                                      ---------------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --        44,399
Payable for policy-related transactions..............       1,471,216            --
                                                      ---------------   -----------
   Total liabilities.................................       1,471,216        44,399
                                                      ---------------   -----------
NET ASSETS........................................... $ 9,523,626,654   $49,792,220
                                                      ===============   ===========

NET ASSETS:
Accumulation Units................................... $ 9,523,541,349   $49,629,359
Retained by AXA Equitable in Separate Account No. 49.          85,305       162,861
                                                      ---------------   -----------
TOTAL NET ASSETS..................................... $ 9,523,626,654   $49,792,220
                                                      ===============   ===========

Investments in shares of The Trusts, at cost......... $11,772,271,681   $52,141,691
The Trusts shares held
   Class A...........................................       3,213,151        10,648
   Class B...........................................   1,006,471,263     3,736,635
   Class K...........................................           1,062           781

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                               BLACKROCK
                                                                                 AXA TACTICAL   AXA ULTRA       GLOBAL
                                                      AXA TACTICAL AXA TACTICAL    MANAGER     CONSERVATIVE ALLOCATION V.I.
                                                      MANAGER 400* MANAGER 500* INTERNATIONAL*  STRATEGY*        FUND
                                                      ------------ ------------ -------------- ------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
Receivable for policy-related transactions...........      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
   Total assets......................................  45,278,063   105,521,396   79,365,956      100,771      30,152,219
                                                      -----------  ------------  -----------     --------     -----------

LIABILITIES:
Payable for The Trusts shares purchased..............      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
   Total liabilities.................................      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
NET ASSETS........................................... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
                                                      ===========  ============  ===========     ========     ===========

NET ASSETS:
Accumulation Units................................... $45,056,094  $105,269,856  $79,116,142     $     --     $30,082,958
Retained by AXA Equitable in Separate Account No. 49.     167,669       154,819      125,232      100,771           1,364
                                                      -----------  ------------  -----------     --------     -----------
TOTAL NET ASSETS..................................... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
                                                      ===========  ============  ===========     ========     ===========

Investments in shares of The Trusts, at cost......... $47,234,428  $107,216,975  $89,816,389     $100,361     $31,796,042
The Trusts shares held
   Class A...........................................      10,631        10,527       10,533           --              --
   Class B...........................................   3,284,998     8,146,367    7,590,964       10,036              --
   Class III.........................................          --            --           --           --       2,265,386
   Class K...........................................         747           804          906           --              --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      BLACKROCK LARGE EQ/ALLIANCEBERNSTEIN                      EQ/AXA FRANKLIN
                                                      CAP GROWTH V.I.    DYNAMIC WEALTH    EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                           FUND           STRATEGIES*       SMALL CAP GROWTH*        CORE*
                                                      --------------- -------------------- -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $5,041,764        $66,093,873          $436,103,998      $125,396,849
Receivable for The Trusts shares sold................           --                 --                14,429           106,839
Receivable for policy-related transactions...........        4,898            426,917                    --                --
                                                        ----------        -----------          ------------      ------------
   Total assets......................................    5,046,662         66,520,790           436,118,427       125,503,688
                                                        ----------        -----------          ------------      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        4,898            426,917                    --                --
Payable for policy-related transactions..............           --                 --                14,429           106,839
                                                        ----------        -----------          ------------      ------------
   Total liabilities.................................        4,898            426,917                14,429           106,839
                                                        ----------        -----------          ------------      ------------
NET ASSETS...........................................   $5,041,764        $66,093,873          $436,103,998      $125,396,849
                                                        ==========        ===========          ============      ============

NET ASSETS:
Accumulation Units...................................   $5,041,182        $56,476,769          $436,094,732      $125,284,710
Retained by AXA Equitable in Separate Account No. 49.          582          9,617,104                 9,266           112,139
                                                        ----------        -----------          ------------      ------------
TOTAL NET ASSETS.....................................   $5,041,764        $66,093,873          $436,103,998      $125,396,849
                                                        ==========        ===========          ============      ============

Investments in shares of The Trusts, at cost.........   $5,171,399        $65,778,577          $413,681,304      $115,699,824
The Trusts shares held
   Class A...........................................           --                 --               227,726           213,261
   Class B...........................................           --          6,870,911            28,791,395        13,366,884
   Class III.........................................      460,015                 --                    --                --
   Class K...........................................           --                 --                   715             1,163

                                                      EQ/BLACKROCK
                                                      BASIC VALUE
                                                        EQUITY*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $852,277,605
Receivable for The Trusts shares sold................           --
Receivable for policy-related transactions...........       98,622
                                                      ------------
   Total assets......................................  852,376,227
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............       98,622
Payable for policy-related transactions..............           --
                                                      ------------
   Total liabilities.................................       98,622
                                                      ------------
NET ASSETS........................................... $852,277,605
                                                      ============

NET ASSETS:
Accumulation Units................................... $852,262,600
Retained by AXA Equitable in Separate Account No. 49.       15,005
                                                      ------------
TOTAL NET ASSETS..................................... $852,277,605
                                                      ============

Investments in shares of The Trusts, at cost......... $879,350,064
The Trusts shares held
   Class A...........................................    1,974,428
   Class B...........................................   63,169,446
   Class III.........................................           --
   Class K...........................................          830

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                         EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                                                      ADVISORS EQUITY   SOCIALLY     GUARDIAN   EQ/COMMON STOCK  EQ/CORE BOND
                                                          INCOME*     RESPONSIBLE*  RESEARCH*       INDEX*          INDEX*
                                                      --------------- ------------ ------------ --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $215,530,484   $42,343,096  $836,961,239  $719,773,682   $1,156,594,471
Receivable for The Trusts shares sold................            --        25,124            --       303,579               --
Receivable for policy-related transactions...........       505,130            --       137,379            --          336,934
                                                       ------------   -----------  ------------  ------------   --------------
   Total assets......................................   216,035,614    42,368,220   837,098,618   720,077,261    1,156,931,405
                                                       ------------   -----------  ------------  ------------   --------------

LIABILITIES:
Payable for The Trusts shares purchased..............       505,130            --       137,379            --          336,934
Payable for policy-related transactions..............            --        25,124            --       302,374               --
                                                       ------------   -----------  ------------  ------------   --------------
   Total liabilities.................................       505,130        25,124       137,379       302,374          336,934
                                                       ------------   -----------  ------------  ------------   --------------
NET ASSETS...........................................  $215,530,484   $42,343,096  $836,961,239  $719,774,887   $1,156,594,471
                                                       ============   ===========  ============  ============   ==============

NET ASSETS:
Accumulation Units...................................  $215,514,205   $42,314,605  $836,854,897  $719,774,887   $1,156,459,757
Retained by AXA Equitable in Separate Account No. 49.        16,279        28,491       106,342            --          134,714
                                                       ------------   -----------  ------------  ------------   --------------
TOTAL NET ASSETS.....................................  $215,530,484   $42,343,096  $836,961,239  $719,774,887   $1,156,594,471
                                                       ============   ===========  ============  ============   ==============

Investments in shares of The Trusts, at cost.........  $206,672,935   $42,076,938  $872,662,413  $767,332,850   $1,168,378,560
The Trusts shares held
   Class A...........................................       492,226            --        87,619       122,808               --
   Class B...........................................    41,397,771     5,893,925    66,625,495    45,285,034      115,674,107
   Class K...........................................         2,125            --            --            --            1,010

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/DAVIS NEW YORK EQ/EQUITY 500  EQ/EQUITY GROWTH EQ/FRANKLIN CORE
                                                          VENTURE*         INDEX*           PLUS*          BALANCED*
                                                      ----------------- -------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $313,994,996    $1,167,049,454  $1,039,069,544    $524,997,635
Receivable for The Trusts shares sold................             --                --         156,332         102,642
Receivable for policy-related transactions...........          9,448           185,662              --              --
                                                        ------------    --------------  --------------    ------------
   Total assets......................................    314,004,444     1,167,235,116   1,039,225,876     525,100,277
                                                        ------------    --------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............          9,448           166,860              --              --
Payable for policy-related transactions..............             --                --         163,780         102,642
                                                        ------------    --------------  --------------    ------------
   Total liabilities.................................          9,448           166,860         163,780         102,642
                                                        ------------    --------------  --------------    ------------
NET ASSETS...........................................   $313,994,996    $1,167,068,256  $1,039,062,096    $524,997,635
                                                        ============    ==============  ==============    ============

NET ASSETS:
Accumulation Units...................................   $313,866,371    $1,167,068,256  $1,038,982,696    $524,751,133
Retained by AXA Equitable in Separate Account No. 49.        128,625                --          79,400         246,502
                                                        ------------    --------------  --------------    ------------
TOTAL NET ASSETS.....................................   $313,994,996    $1,167,068,256  $1,039,062,096    $524,997,635
                                                        ============    ==============  ==============    ============

Investments in shares of The Trusts, at cost.........   $301,092,051    $1,134,063,831  $1,129,132,958    $523,386,579
The Trusts shares held
   Class A...........................................        841,042           612,775              --         126,645
   Class B...........................................     33,098,848        52,880,589      74,341,816      63,349,381
   Class K...........................................          1,144               498             733           1,240

                                                       EQ/FRANKLIN     EQ/GAMCO
                                                        TEMPLETON     MERGERS AND
                                                       ALLOCATION*   ACQUISITIONS*
                                                      -------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,215,456,557 $205,926,608
Receivable for The Trusts shares sold................         77,183           --
Receivable for policy-related transactions...........             --       39,873
                                                      -------------- ------------
   Total assets......................................  1,215,533,740  205,966,481
                                                      -------------- ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --       39,873
Payable for policy-related transactions..............         77,183           --
                                                      -------------- ------------
   Total liabilities.................................         77,183       39,873
                                                      -------------- ------------
NET ASSETS........................................... $1,215,456,557 $205,926,608
                                                      ============== ============

NET ASSETS:
Accumulation Units................................... $1,215,364,194 $205,832,389
Retained by AXA Equitable in Separate Account No. 49.         92,363       94,219
                                                      -------------- ------------
TOTAL NET ASSETS..................................... $1,215,456,557 $205,926,608
                                                      ============== ============

Investments in shares of The Trusts, at cost......... $1,293,557,481 $204,197,948
The Trusts shares held
   Class A...........................................        140,314      326,149
   Class B...........................................    166,388,331   16,621,625
   Class K...........................................             --          833

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                     EQ/INTERMEDIATE
                                                      EQ/GAMCO SMALL EQ/GLOBAL BOND EQ/GLOBAL MULTI- GOVERNMENT BOND
                                                      COMPANY VALUE*     PLUS*       SECTOR EQUITY*      INDEX*
                                                      -------------- -------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $815,339,995   $512,028,437   $  859,312,651   $447,461,389
Receivable for The Trusts shares sold................        84,928         66,439          565,835             --
Receivable for policy-related transactions...........            --             --               --        846,145
                                                       ------------   ------------   --------------   ------------
   Total assets......................................   815,424,923    512,094,876      859,878,486    448,307,534
                                                       ------------   ------------   --------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --             --               --        846,145
Payable for policy-related transactions..............        84,928         93,895          565,835             --
                                                       ------------   ------------   --------------   ------------
   Total liabilities.................................        84,928         93,895          565,835        846,145
                                                       ------------   ------------   --------------   ------------
NET ASSETS...........................................  $815,339,995   $512,000,981   $  859,312,651   $447,461,389
                                                       ============   ============   ==============   ============

NET ASSETS:
Accumulation Units...................................  $815,251,899   $511,886,474   $  859,293,980   $447,385,735
Retained by AXA Equitable in Separate Account No. 49.        88,096        114,507           18,671         75,654
                                                       ------------   ------------   --------------   ------------
TOTAL NET ASSETS.....................................  $815,339,995   $512,000,981   $  859,312,651   $447,461,389
                                                       ============   ============   ==============   ============

Investments in shares of The Trusts, at cost.........  $673,905,953   $512,547,883   $1,005,423,819   $434,939,748
The Trusts shares held
   Class A...........................................     1,013,903        371,523          275,021             --
   Class B...........................................    20,863,717     50,775,997       79,936,797     43,439,415
   Class K...........................................           294            988              911            974

                                                      EQ/INTERNATIONAL
                                                         CORE PLUS*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $608,815,833
Receivable for The Trusts shares sold................        102,826
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    608,918,659
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............         97,866
                                                        ------------
   Total liabilities.................................         97,866
                                                        ------------
NET ASSETS...........................................   $608,820,793
                                                        ============

NET ASSETS:
Accumulation Units...................................   $608,820,793
Retained by AXA Equitable in Separate Account No. 49.             --
                                                        ------------
TOTAL NET ASSETS.....................................   $608,820,793
                                                        ============

Investments in shares of The Trusts, at cost.........   $826,614,198
The Trusts shares held
   Class A...........................................        307,679
   Class B...........................................     78,485,453
   Class K...........................................          1,222

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                          EQ/JPMORGAN
                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE
                                                       EQUITY INDEX*         ETF*         VALUE PLUS*    OPPORTUNITIES*
                                                      ---------------- ---------------- ---------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $523,944,373      $4,161,100      $553,939,909    $241,819,441
Receivable for The Trusts shares sold................        511,747              90           118,206         152,378
Receivable for policy-related transactions...........             --              --                --              --
                                                        ------------      ----------      ------------    ------------
   Total assets......................................    524,456,120       4,161,190       554,058,115     241,971,819
                                                        ------------      ----------      ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --              --                --              --
Payable for policy-related transactions..............        511,747              90           118,206         152,378
                                                        ------------      ----------      ------------    ------------
   Total liabilities.................................        511,747              90           118,206         152,378
                                                        ------------      ----------      ------------    ------------
NET ASSETS...........................................   $523,944,373      $4,161,100      $553,939,909    $241,819,441
                                                        ============      ==========      ============    ============

NET ASSETS:
Accumulation Units...................................   $523,925,644      $2,292,527      $553,934,193    $241,771,422
Retained by AXA Equitable in Separate Account No. 49.         18,729       1,868,573             5,716          48,019
                                                        ------------      ----------      ------------    ------------
TOTAL NET ASSETS.....................................   $523,944,373      $4,161,100      $553,939,909    $241,819,441
                                                        ============      ==========      ============    ============

Investments in shares of The Trusts, at cost.........   $809,398,300      $5,596,435      $744,156,572    $279,327,486
The Trusts shares held
   Class A...........................................        227,015         556,628           318,938         310,919
   Class B...........................................     72,682,099         158,833        57,510,943      26,046,424
   Class K...........................................          1,350           1,690               995           1,096

                                                      EQ/LARGE CAP CORE EQ/LARGE CAP
                                                            PLUS*       GROWTH INDEX*
                                                      ----------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $134,407,670    $326,202,188
Receivable for The Trusts shares sold................         56,091              --
Receivable for policy-related transactions...........             --         279,500
                                                        ------------    ------------
   Total assets......................................    134,463,761     326,481,688
                                                        ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --         279,500
Payable for policy-related transactions..............         56,091              --
                                                        ------------    ------------
   Total liabilities.................................         56,091         279,500
                                                        ------------    ------------
NET ASSETS...........................................   $134,407,670    $326,202,188
                                                        ============    ============

NET ASSETS:
Accumulation Units...................................   $134,374,834    $326,176,281
Retained by AXA Equitable in Separate Account No. 49.         32,836          25,907
                                                        ------------    ------------
TOTAL NET ASSETS.....................................   $134,407,670    $326,202,188
                                                        ============    ============

Investments in shares of The Trusts, at cost.........   $160,598,232    $277,527,227
The Trusts shares held
   Class A...........................................             --         434,674
   Class B...........................................     20,364,860      37,155,110
   Class K...........................................          1,588           1,224

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                                  EQ/MFS
                                                      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL
                                                      GROWTH PLUS* VALUE INDEX*  VALUE PLUS*   LARGE CAP CORE*    GROWTH*
                                                      ------------ ------------ -------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
Receivable for The Trusts shares sold................      345,184           --        190,492       139,496        543,702
Receivable for policy-related transactions...........           --      278,569             --            --             --
                                                      ------------ ------------ --------------  ------------   ------------
   Total assets......................................  507,930,454  256,533,742    973,385,094   176,555,374    332,641,129
                                                      ------------ ------------ --------------  ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --      278,569             --            --             --
Payable for policy-related transactions..............      345,184           --        190,492       139,496        543,702
                                                      ------------ ------------ --------------  ------------   ------------
   Total liabilities.................................      345,184      278,569        190,492       139,496        543,702
                                                      ------------ ------------ --------------  ------------   ------------
NET ASSETS........................................... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
                                                      ============ ============ ==============  ============   ============

NET ASSETS:
Accumulation Units................................... $507,478,048 $254,370,881 $  973,079,704  $176,265,684   $331,969,988
Retained by AXA Equitable in Separate Account No. 49.      107,222    1,884,292        114,898       150,194        127,439
                                                      ------------ ------------ --------------  ------------   ------------
TOTAL NET ASSETS..................................... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
                                                      ============ ============ ==============  ============   ============

Investments in shares of The Trusts, at cost......... $510,470,963 $256,604,904 $1,438,524,888  $171,540,630   $338,718,324
The Trusts shares held
   Class A...........................................      114,651      355,243        131,289         1,884        631,167
   Class B...........................................   31,682,620   49,357,709    101,994,705    16,059,474     58,793,166
   Class K...........................................          637        2,122          1,099            --          1,777

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011



                                                                        EQ/MID CAP VALUE                    EQ/MONTAG &
                                                      EQ/MID CAP INDEX*      PLUS*       EQ/MONEY MARKET* CALDWELL GROWTH*
                                                      ----------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $636,793,133      $900,720,463     $703,450,079     $161,077,598
Receivable for The Trusts shares sold................             --           395,727               --          136,898
Receivable for policy-related transactions...........        340,407                --        2,880,328               --
                                                        ------------      ------------     ------------     ------------
   Total assets......................................    637,133,540       901,116,190      706,330,407      161,214,496
                                                        ------------      ------------     ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        332,960                --        2,880,328               --
Payable for policy-related transactions..............             --           395,727               --          136,898
                                                        ------------      ------------     ------------     ------------
   Total liabilities.................................        332,960           395,727        2,880,328          136,898
                                                        ------------      ------------     ------------     ------------
NET ASSETS...........................................   $636,800,580      $900,720,463     $703,450,079     $161,077,598
                                                        ============      ============     ============     ============

NET ASSETS:
Accumulation Units...................................   $636,778,755      $900,459,405     $703,395,245     $161,067,635
Retained by AXA Equitable in Separate Account No. 49.         21,825           261,058           54,834            9,963
                                                        ------------      ------------     ------------     ------------
TOTAL NET ASSETS.....................................   $636,800,580      $900,720,463     $703,450,079     $161,077,598
                                                        ============      ============     ============     ============

Investments in shares of The Trusts, at cost.........   $691,670,673      $990,560,257     $703,507,900     $135,833,721
The Trusts shares held
   Class A...........................................        465,890            69,674       47,526,117        1,188,408
   Class B...........................................     78,615,561       100,802,554      655,904,691       24,523,195
   Class K...........................................          1,329             1,120               --               --

                                                         EQ/MORGAN
                                                      STANLEY MID CAP EQ/MUTUAL LARGE
                                                          GROWTH*       CAP EQUITY*
                                                      --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $570,983,800    $194,007,025
Receivable for The Trusts shares sold................       486,678           1,254
Receivable for policy-related transactions...........            --              --
                                                       ------------    ------------
   Total assets......................................   571,470,478     194,008,279
                                                       ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --              --
Payable for policy-related transactions..............       486,678           1,254
                                                       ------------    ------------
   Total liabilities.................................       486,678           1,254
                                                       ------------    ------------
NET ASSETS...........................................  $570,983,800    $194,007,025
                                                       ============    ============

NET ASSETS:
Accumulation Units...................................  $570,970,659    $193,752,214
Retained by AXA Equitable in Separate Account No. 49.        13,141         254,811
                                                       ------------    ------------
TOTAL NET ASSETS.....................................  $570,983,800    $194,007,025
                                                       ============    ============

Investments in shares of The Trusts, at cost.........  $561,545,566    $215,087,195
The Trusts shares held
   Class A...........................................       978,688         114,536
   Class B...........................................    38,266,003      23,181,497
   Class K...........................................           653           1,249

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/OPPENHEIMER EQ/PIMCO ULTRA EQ/QUALITY BOND EQ/SMALL COMPANY
                                                         GLOBAL*      SHORT BOND*        PLUS*           INDEX*
                                                      -------------- -------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
Receivable for The Trusts shares sold................            --       1,053,028       242,851           72,283
Receivable for policy-related transactions...........        43,629              --            --               --
                                                       ------------  --------------  ------------     ------------
   Total assets......................................   280,461,120   1,171,047,042   520,187,739      437,850,487
                                                       ------------  --------------  ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        43,629              --            --               --
Payable for policy-related transactions..............            --       1,053,028       242,851           72,283
                                                       ------------  --------------  ------------     ------------
   Total liabilities.................................        43,629       1,053,028       242,851           72,283
                                                       ------------  --------------  ------------     ------------
NET ASSETS...........................................  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
                                                       ============  ==============  ============     ============

NET ASSETS:
Accumulation Units...................................  $280,261,177  $1,169,725,033  $519,876,086     $437,756,942
Retained by AXA Equitable in Separate Account No. 49.       156,314         268,981        68,802           21,262
                                                       ------------  --------------  ------------     ------------
TOTAL NET ASSETS.....................................  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
                                                       ============  ==============  ============     ============

Investments in shares of The Trusts, at cost.........  $284,896,642  $1,179,644,883  $552,517,989     $424,476,630
The Trusts shares held
   Class A...........................................       792,211       1,846,115            --          380,336
   Class B...........................................    28,513,461     116,510,178    61,830,547       47,861,954
   Class K...........................................            --           1,011            --            1,220

                                                      EQ/T. ROWE PRICE
                                                       GROWTH STOCK*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $395,725,502
Receivable for The Trusts shares sold................        324,778
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    396,050,280
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............        324,778
                                                        ------------
   Total liabilities.................................        324,778
                                                        ------------
NET ASSETS...........................................   $395,725,502
                                                        ============

NET ASSETS:
Accumulation Units...................................   $395,699,626
Retained by AXA Equitable in Separate Account No. 49.         25,876
                                                        ------------
TOTAL NET ASSETS.....................................   $395,725,502
                                                        ============

Investments in shares of The Trusts, at cost.........   $359,302,801
The Trusts shares held
   Class A...........................................        502,980
   Class B...........................................     19,110,070
   Class K...........................................            486

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                       EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN EQ/WELLS FARGO
                                                      GLOBAL EQUITY*     INCOME*       COMSTOCK*   OMEGA GROWTH*
                                                      -------------- --------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $170,965,494    $70,466,238   $239,020,310   $495,320,099
Receivable for The Trusts shares sold................            --        146,160             --             --
Receivable for policy-related transactions...........        50,835             --        550,201         91,456
                                                       ------------    -----------   ------------   ------------
   Total assets......................................   171,016,329     70,612,398    239,570,511    495,411,555
                                                       ------------    -----------   ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        50,835             --        550,201         91,456
Payable for policy-related transactions..............            --        146,160             --             --
                                                       ------------    -----------   ------------   ------------
   Total liabilities.................................        50,835        146,160        550,201         91,456
                                                       ------------    -----------   ------------   ------------
NET ASSETS...........................................  $170,965,494    $70,466,238   $239,020,310   $495,320,099
                                                       ============    ===========   ============   ============

NET ASSETS:
Accumulation Units...................................  $170,948,626    $70,446,755   $239,016,668   $495,316,067
Retained by AXA Equitable in Separate Account No. 49.        16,868         19,483          3,642          4,032
                                                       ------------    -----------   ------------   ------------
TOTAL NET ASSETS.....................................  $170,965,494    $70,466,238   $239,020,310   $495,320,099
                                                       ============    ===========   ============   ============

Investments in shares of The Trusts, at cost.........  $196,847,793    $68,227,522   $250,689,795   $480,578,713
The Trusts shares held
   Class A...........................................       182,681             --        173,353             --
   Class B...........................................    21,841,825     12,283,941     25,728,658     52,247,089
   Class K...........................................         1,299             --             --             --
   Service Class 2...................................            --             --             --             --

                                                      FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                         MANAGER: GROWTH     CONTRAFUND(R)
                                                            PORTFOLIO          PORTFOLIO
                                                      --------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...       $801,347          $23,100,268
Receivable for The Trusts shares sold................             32                   --
Receivable for policy-related transactions...........             --               18,803
                                                            --------          -----------
   Total assets......................................        801,379           23,119,071
                                                            --------          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               18,803
Payable for policy-related transactions..............              7                   --
                                                            --------          -----------
   Total liabilities.................................              7               18,803
                                                            --------          -----------
NET ASSETS...........................................       $801,372          $23,100,268
                                                            ========          ===========

NET ASSETS:
Accumulation Units...................................       $801,372          $23,084,697
Retained by AXA Equitable in Separate Account No. 49.             --               15,571
                                                            --------          -----------
TOTAL NET ASSETS.....................................       $801,372          $23,100,268
                                                            ========          ===========

Investments in shares of The Trusts, at cost.........       $857,105          $23,009,788
The Trusts shares held
   Class A...........................................             --                   --
   Class B...........................................             --                   --
   Class K...........................................             --                   --
   Service Class 2...................................         60,708            1,020,330

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                       FREEDOM 2015    FREEDOM 2020    FREEDOM 2025    FREEDOM 2030
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      --------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $441,640        $454,559        $118,091        $167,616
Receivable for The Trusts shares sold................          19              17               4               6
Receivable for policy-related transactions...........          --              --              --              --
                                                         --------        --------        --------        --------
   Total assets......................................     441,659         454,576         118,095         167,622
                                                         --------        --------        --------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --              --              --              --
Payable for policy-related transactions..............          12               4               1              --
                                                         --------        --------        --------        --------
   Total liabilities.................................          12               4               1              --
                                                         --------        --------        --------        --------
NET ASSETS...........................................    $441,647        $454,572        $118,094        $167,622
                                                         ========        ========        ========        ========

NET ASSETS:
Accumulation Units...................................    $441,647        $454,572        $118,094        $167,622
Retained by AXA Equitable in Separate Account No. 49.          --              --              --              --
                                                         --------        --------        --------        --------
TOTAL NET ASSETS.....................................    $441,647        $454,572        $118,094        $167,622
                                                         ========        ========        ========        ========

Investments in shares of The Trusts, at cost.........    $458,257        $476,105        $121,827        $177,330
The Trusts shares held
   Service Class 2...................................      42,712          44,696          11,845          17,334

                                                      FIDELITY(R) VIP MID
                                                         CAP PORTFOLIO
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $10,083,246
Receivable for The Trusts shares sold................              --
Receivable for policy-related transactions...........           4,683
                                                          -----------
   Total assets......................................      10,087,929
                                                          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           4,683
Payable for policy-related transactions..............              --
                                                          -----------
   Total liabilities.................................           4,683
                                                          -----------
NET ASSETS...........................................     $10,083,246
                                                          ===========

NET ASSETS:
Accumulation Units...................................     $10,073,082
Retained by AXA Equitable in Separate Account No. 49.          10,164
                                                          -----------
TOTAL NET ASSETS.....................................     $10,083,246
                                                          ===========

Investments in shares of The Trusts, at cost.........     $10,972,909
The Trusts shares held
   Service Class 2...................................         352,808

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                           FRANKLIN
                                                      FIDELITY(R) VIP                      FRANKLIN      TEMPLETON VIP
                                                      STRATEGIC INCOME FRANKLIN INCOME STRATEGIC INCOME FOUNDING FUNDS
                                                         PORTFOLIO     SECURITIES FUND SECURITIES FUND  ALLOCATION FUND
                                                      ---------------- --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $16,924,934      $6,314,204      $11,672,081      $1,447,259
Receivable for The Trusts shares sold................            --             257               --             635
Receivable for policy-related transactions...........        76,318              --            7,677              --
                                                        -----------      ----------      -----------      ----------
   Total assets......................................    17,001,252       6,314,461       11,679,758       1,447,894
                                                        -----------      ----------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        76,318              --            7,677              --
Payable for policy-related transactions..............            --             257               --             635
                                                        -----------      ----------      -----------      ----------
   Total liabilities.................................        76,318             257            7,677             635
                                                        -----------      ----------      -----------      ----------
NET ASSETS...........................................   $16,924,934      $6,314,204      $11,672,081      $1,447,259
                                                        ===========      ==========      ===========      ==========

NET ASSETS:
Accumulation Units...................................   $16,924,769      $6,313,814      $11,645,530      $1,446,285
Retained by AXA Equitable in Separate Account No. 49.           165             390           26,551             974
                                                        -----------      ----------      -----------      ----------
TOTAL NET ASSETS.....................................   $16,924,934      $6,314,204      $11,672,081      $1,447,259
                                                        ===========      ==========      ===========      ==========

Investments in shares of The Trusts, at cost.........   $17,753,392      $6,479,725      $11,933,886      $1,438,980
The Trusts shares held
   Class 2...........................................            --         440,936          951,270         190,680
   Series II.........................................            --              --               --              --
   Service Class 2...................................     1,523,396              --               --              --
   Service Shares....................................            --              --               --              --

                                                      GOLDMAN SACHS VIT  INVESCO V.I.
                                                        MID CAP VALUE   DIVIDEND GROWTH
                                                            FUND             FUND
                                                      ----------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $6,426,193       $1,154,877
Receivable for The Trusts shares sold................            --               --
Receivable for policy-related transactions...........         2,661            8,714
                                                         ----------       ----------
   Total assets......................................     6,428,854        1,163,591
                                                         ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         2,661            8,686
Payable for policy-related transactions..............            --               --
                                                         ----------       ----------
   Total liabilities.................................         2,661            8,686
                                                         ----------       ----------
NET ASSETS...........................................    $6,426,193       $1,154,905
                                                         ==========       ==========

NET ASSETS:
Accumulation Units...................................    $6,425,995       $1,154,905
Retained by AXA Equitable in Separate Account No. 49.           198               --
                                                         ----------       ----------
TOTAL NET ASSETS.....................................    $6,426,193       $1,154,905
                                                         ==========       ==========

Investments in shares of The Trusts, at cost.........    $6,631,190       $1,132,964
The Trusts shares held
   Class 2...........................................            --               --
   Series II.........................................            --           82,491
   Service Class 2...................................            --               --
   Service Shares....................................       490,175               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                            INVESCO V.I.
                                                      INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL INVESCO V.I.
                                                       REAL ESTATE FUND      YIELD FUND      GROWTH FUND  LEISURE FUND
                                                      ------------------- ----------------- ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $16,049,123        $2,005,872      $ 9,431,993    $315,181
Receivable for The Trusts shares sold................              --                --               --          12
Receivable for policy-related transactions...........          15,091             9,989           11,232          --
                                                          -----------        ----------      -----------    --------
   Total assets......................................      16,064,214         2,015,861        9,443,225     315,193
                                                          -----------        ----------      -----------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............          15,091             9,925           11,232          --
Payable for policy-related transactions..............              --                --               --          12
                                                          -----------        ----------      -----------    --------
   Total liabilities.................................          15,091             9,925           11,232          12
                                                          -----------        ----------      -----------    --------
NET ASSETS...........................................     $16,049,123        $2,005,936      $ 9,431,993    $315,181
                                                          ===========        ==========      ===========    ========

NET ASSETS:
Accumulation Units...................................     $16,048,612        $2,005,936      $ 9,431,652    $315,158
Retained by AXA Equitable in Separate Account No. 49.             511                --              341          23
                                                          -----------        ----------      -----------    --------
TOTAL NET ASSETS.....................................     $16,049,123        $2,005,936      $ 9,431,993    $315,181
                                                          ===========        ==========      ===========    ========

Investments in shares of The Trusts, at cost.........     $17,517,375        $2,025,535      $10,014,985    $326,551
The Trusts shares held
   Series II.........................................       1,352,074           398,782          361,656      41,581

                                                      INVESCO V.I. MID CAP
                                                        CORE EQUITY FUND
                                                      --------------------
ASSETS:
Investments in shares of The Trusts, at fair value...      $2,516,091
Receivable for The Trusts shares sold................             231
Receivable for policy-related transactions...........              --
                                                           ----------
   Total assets......................................       2,516,322
                                                           ----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --
Payable for policy-related transactions..............             231
                                                           ----------
   Total liabilities.................................             231
                                                           ----------
NET ASSETS...........................................      $2,516,091
                                                           ==========

NET ASSETS:
Accumulation Units...................................      $2,516,059
Retained by AXA Equitable in Separate Account No. 49.              32
                                                           ----------
TOTAL NET ASSETS.....................................      $2,516,091
                                                           ==========

Investments in shares of The Trusts, at cost.........      $2,623,559
The Trusts shares held
   Series II.........................................         219,363

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                             IVY FUNDS VIP
                                                      INVESCO V.I. SMALL IVY FUNDS VIP ASSET   DIVIDEND    IVY FUNDS VIP
                                                       CAP EQUITY FUND        STRATEGY       OPPORTUNITIES    ENERGY
                                                      ------------------ ------------------- ------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $2,441,705         $6,460,573       $7,611,380    $8,578,046
Receivable for policy-related transactions...........         22,772             49,011           19,357        43,489
                                                          ----------         ----------       ----------    ----------
   Total assets......................................      2,464,477          6,509,584        7,630,737     8,621,535
                                                          ----------         ----------       ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         22,772             49,011           19,285        43,489
                                                          ----------         ----------       ----------    ----------
   Total liabilities.................................         22,772             49,011           19,285        43,489
                                                          ----------         ----------       ----------    ----------
NET ASSETS...........................................     $2,441,705         $6,460,573       $7,611,452    $8,578,046
                                                          ==========         ==========       ==========    ==========

NET ASSETS:
Accumulation Units...................................     $2,441,684         $6,460,269       $7,611,452    $8,577,790
Retained by AXA Equitable in Separate Account No. 49.             21                304               --           256
                                                          ----------         ----------       ----------    ----------
TOTAL NET ASSETS.....................................     $2,441,705         $6,460,573       $7,611,452    $8,578,046
                                                          ==========         ==========       ==========    ==========

Investments in shares of The Trusts, at cost.........     $2,442,231         $6,889,673       $7,753,100    $9,241,471
The Trusts shares held
   Common Shares.....................................             --            709,353        1,175,684     1,475,387
   Series II.........................................        151,565                 --               --            --

                                                      IVY FUNDS VIP
                                                      GLOBAL NATURAL IVY FUNDS VIP HIGH
                                                        RESOURCES          INCOME
                                                      -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $7,878,105      $23,263,746
Receivable for policy-related transactions...........       19,756           30,152
                                                        ----------      -----------
   Total assets......................................    7,897,861       23,293,898
                                                        ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............       19,756           30,152
                                                        ----------      -----------
   Total liabilities.................................       19,756           30,152
                                                        ----------      -----------
NET ASSETS...........................................   $7,878,105      $23,263,746
                                                        ==========      ===========

NET ASSETS:
Accumulation Units...................................   $7,870,807      $23,255,935
Retained by AXA Equitable in Separate Account No. 49.        7,298            7,811
                                                        ----------      -----------
TOTAL NET ASSETS.....................................   $7,878,105      $23,263,746
                                                        ==========      ===========

Investments in shares of The Trusts, at cost.........   $9,308,531      $23,357,779
The Trusts shares held
   Common Shares.....................................    1,490,456        6,804,653
   Series II.........................................           --               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                            LAZARD
                                                                        IVY FUNDS VIP                     RETIREMENT
                                                      IVY FUNDS VIP MID  SCIENCE AND   IVY FUNDS VIP   EMERGING MARKETS
                                                         CAP GROWTH      TECHNOLOGY   SMALL CAP GROWTH EQUITY PORTFOLIO
                                                      ----------------- ------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $10,800,875     $6,730,080      $5,881,368      $27,298,479
Receivable for The Trusts shares sold................             --             --           3,023               --
Receivable for policy-related transactions...........         21,909         11,010              --           43,500
                                                         -----------     ----------      ----------      -----------
   Total assets......................................     10,822,784      6,741,090       5,884,391       27,341,979
                                                         -----------     ----------      ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............         21,909         11,010              --           43,500
Payable for policy-related transactions..............             --             --           3,023               --
                                                         -----------     ----------      ----------      -----------
   Total liabilities.................................         21,909         11,010           3,023           43,500
                                                         -----------     ----------      ----------      -----------
NET ASSETS...........................................    $10,800,875     $6,730,080      $5,881,368      $27,298,479
                                                         ===========     ==========      ==========      ===========

NET ASSETS:
Accumulation Units...................................    $10,800,553     $6,729,768      $5,876,199      $27,283,629
Retained by AXA Equitable in Separate Account No. 49.            322            312           5,169           14,850
                                                         -----------     ----------      ----------      -----------
TOTAL NET ASSETS.....................................    $10,800,875     $6,730,080      $5,881,368      $27,298,479
                                                         ===========     ==========      ==========      ===========

Investments in shares of The Trusts, at cost.........    $11,072,524     $7,387,419      $6,250,004      $31,616,203
The Trusts shares held
   Common Shares.....................................      1,290,766        441,409         629,589               --
   Service Shares....................................             --             --              --        1,459,031
   VC Shares.........................................             --             --              --               --

                                                      LORD ABBETT BOND
                                                         DEBENTURE
                                                         PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $826,608
Receivable for The Trusts shares sold................           34
Receivable for policy-related transactions...........           --
                                                          --------
   Total assets......................................      826,642
                                                          --------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............            4
                                                          --------
   Total liabilities.................................            4
                                                          --------
NET ASSETS...........................................     $826,638
                                                          ========

NET ASSETS:
Accumulation Units...................................     $826,638
Retained by AXA Equitable in Separate Account No. 49.           --
                                                          --------
TOTAL NET ASSETS.....................................     $826,638
                                                          ========

Investments in shares of The Trusts, at cost.........     $861,737
The Trusts shares held
   Common Shares.....................................           --
   Service Shares....................................           --
   VC Shares.........................................       71,014

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                     LORD ABBETT
                                                       LORD ABBETT     GROWTH         MFS(R)      MFS(R) INVESTORS
                                                      CLASSIC STOCK OPPORTUNITIES  INTERNATIONAL    GROWTH STOCK
                                                        PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO      SERIES
                                                      ------------- ------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,049,731     $602,642      $14,179,897      $3,267,361
Receivable for The Trusts shares sold................          --           24               --              --
Receivable for policy-related transactions...........      28,012           --           95,773           9,869
                                                       ----------     --------      -----------      ----------
   Total assets......................................   1,077,743      602,666       14,275,670       3,277,230
                                                       ----------     --------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      27,983           --           95,773           9,869
Payable for policy-related transactions..............          --            5               --              --
                                                       ----------     --------      -----------      ----------
   Total liabilities.................................      27,983            5           95,773           9,869
                                                       ----------     --------      -----------      ----------
NET ASSETS...........................................  $1,049,760     $602,661      $14,179,897      $3,267,361
                                                       ==========     ========      ===========      ==========

NET ASSETS:
Accumulation Units...................................  $1,049,760     $602,661      $14,175,085      $3,266,973
Retained by AXA Equitable in Separate Account No. 49.          --           --            4,812             388
                                                       ----------     --------      -----------      ----------
TOTAL NET ASSETS.....................................  $1,049,760     $602,661      $14,179,897      $3,267,361
                                                       ==========     ========      ===========      ==========

Investments in shares of The Trusts, at cost.........  $1,086,277     $784,541      $14,403,905      $3,275,794
The Trusts shares held
   Service Class.....................................          --           --          945,957         303,376
   VC Shares.........................................      93,642       49,276               --              --


                                                      MFS(R) INVESTORS MFS(R) TECHNOLOGY
                                                        TRUST SERIES       PORTFOLIO
                                                      ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,631,050       $3,597,384
Receivable for The Trusts shares sold................           103               --
Receivable for policy-related transactions...........            --            1,549
                                                         ----------       ----------
   Total assets......................................     2,631,153        3,598,933
                                                         ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --            1,549
Payable for policy-related transactions..............           103               --
                                                         ----------       ----------
   Total liabilities.................................           103            1,549
                                                         ----------       ----------
NET ASSETS...........................................    $2,631,050       $3,597,384
                                                         ==========       ==========

NET ASSETS:
Accumulation Units...................................    $2,630,949       $3,596,998
Retained by AXA Equitable in Separate Account No. 49.           101              386
                                                         ----------       ----------
TOTAL NET ASSETS.....................................    $2,631,050       $3,597,384
                                                         ==========       ==========

Investments in shares of The Trusts, at cost.........    $2,663,056       $3,557,812
The Trusts shares held
   Service Class.....................................       136,253          534,530
   VC Shares.........................................            --               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                       MULTIMANAGER                MULTIMANAGER   MULTIMANAGER
                                                      MFS(R) UTILITIES  AGGRESSIVE   MULTIMANAGER  INTERNATIONAL LARGE CAP CORE
                                                           SERIES        EQUITY*      CORE BOND*      EQUITY*       EQUITY*
                                                      ---------------- ------------ -------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
Receivable for The Trusts shares sold................            --         357,699             --      173,717          8,201
Receivable for policy-related transactions...........        77,640              --        135,319           --             --
                                                         ----------    ------------ -------------- ------------   ------------
   Total assets......................................     6,139,697     467,842,775  1,295,480,684  333,467,178    126,576,624
                                                         ----------    ------------ -------------- ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        77,640              --        135,319           --             --
Payable for policy-related transactions..............            --         357,699             --      173,717          8,201
                                                         ----------    ------------ -------------- ------------   ------------
   Total liabilities.................................        77,640         357,699        135,319      173,717          8,201
                                                         ----------    ------------ -------------- ------------   ------------
NET ASSETS...........................................    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
                                                         ==========    ============ ============== ============   ============

NET ASSETS:
Accumulation Units...................................    $6,061,772    $467,297,222 $1,295,329,902 $333,279,020   $126,552,609
Retained by AXA Equitable in Separate Account No. 49.           285         187,854         15,463       14,441         15,814
                                                         ----------    ------------ -------------- ------------   ------------
TOTAL NET ASSETS.....................................    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
                                                         ==========    ============ ============== ============   ============

Investments in shares of The Trusts, at cost.........    $5,923,133    $457,387,452 $1,303,081,562 $464,112,208   $130,238,086
The Trusts shares held
   Class B...........................................            --      18,588,713    123,866,594   37,627,825     13,477,464
   Class K...........................................            --             403            970        1,069          1,096
   Service Class.....................................       235,603              --             --           --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                         MULTIMANAGER
                                                        MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID MULTI-SECTOR
                                                      LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*       BOND*
                                                      ---------------- ---------------- ---------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $322,978,964     $286,175,524     $343,373,635   $614,230,527
Receivable for The Trusts shares sold................         28,867          365,011            6,794             --
Receivable for policy-related transactions...........             --               --               --        737,731
                                                        ------------     ------------     ------------   ------------
   Total assets......................................    323,007,831      286,540,535      343,380,429    614,968,258
                                                        ------------     ------------     ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               --               --        737,731
Payable for policy-related transactions..............         28,867          365,011            6,794             --
                                                        ------------     ------------     ------------   ------------
   Total liabilities.................................         28,867          365,011            6,794        737,731
                                                        ------------     ------------     ------------   ------------
NET ASSETS...........................................   $322,978,964     $286,175,524     $343,373,635   $614,230,527
                                                        ============     ============     ============   ============

NET ASSETS:
Accumulation Units...................................   $322,969,251     $286,162,707     $343,362,736   $614,218,125
Retained by AXA Equitable in Separate Account No. 49.          9,713           12,817           10,899         12,402
                                                        ------------     ------------     ------------   ------------
TOTAL NET ASSETS.....................................   $322,978,964     $286,175,524     $343,373,635   $614,230,527
                                                        ============     ============     ============   ============

Investments in shares of The Trusts, at cost.........   $362,550,261     $279,899,362     $341,367,558   $677,000,156
The Trusts shares held
   Class B...........................................     35,341,355       34,561,658       40,143,859    157,254,972
   Class K...........................................          1,146            1,217            1,152          2,573

                                                      MULTIMANAGER
                                                       SMALL CAP
                                                        GROWTH*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $177,417,054
Receivable for The Trusts shares sold................      134,748
Receivable for policy-related transactions...........           --
                                                      ------------
   Total assets......................................  177,551,802
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............      134,748
                                                      ------------
   Total liabilities.................................      134,748
                                                      ------------
NET ASSETS........................................... $177,417,054
                                                      ============

NET ASSETS:
Accumulation Units................................... $177,376,064
Retained by AXA Equitable in Separate Account No. 49.       40,990
                                                      ------------
TOTAL NET ASSETS..................................... $177,417,054
                                                      ============

Investments in shares of The Trusts, at cost......... $176,746,682
The Trusts shares held
   Class B...........................................   23,834,597
   Class K...........................................        1,352

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                        PIMCO VARIABLE
                                                                                                       INSURANCE TRUST
                                                        MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                      SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND   STRATEGY PORTFOLIO
                                                      ---------------- ------------ --------------- ----------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $365,555,785   $363,549,012   $5,643,089         $10,607,860
Receivable for The Trusts shares sold................        115,449             --           --                  --
Receivable for policy-related transactions...........             --        310,530        3,935              10,408
                                                        ------------   ------------   ----------         -----------
   Total assets......................................    365,671,234    363,859,542    5,647,024          10,618,268
                                                        ------------   ------------   ----------         -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --        310,530        3,935              10,408
Payable for policy-related transactions..............        115,449             --           --                  --
                                                        ------------   ------------   ----------         -----------
   Total liabilities.................................        115,449        310,530        3,935              10,408
                                                        ------------   ------------   ----------         -----------
NET ASSETS...........................................   $365,555,785   $363,549,012   $5,643,089         $10,607,860
                                                        ============   ============   ==========         ===========

NET ASSETS:
Accumulation Units...................................   $365,539,661   $363,491,820   $5,642,755         $10,607,742
Retained by AXA Equitable in Separate Account No. 49.         16,124         57,192          334                 118
                                                        ------------   ------------   ----------         -----------
TOTAL NET ASSETS.....................................   $365,555,785   $363,549,012   $5,643,089         $10,607,860
                                                        ============   ============   ==========         ===========

Investments in shares of The Trusts, at cost.........   $439,796,091   $321,367,409   $5,807,868         $12,541,336
The Trusts shares held
   Advisor Class.....................................             --             --           --           1,459,128
   Class A...........................................              8             --           --                  --
   Class B...........................................     37,247,804     29,819,055           --                  --
   Class 2...........................................             --             --      366,911                  --
   Class K...........................................          1,070             --           --                  --

                                                       PIMCO VARIABLE
                                                      INSURANCE TRUST
                                                      EMERGING MARKETS
                                                       BOND PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $9,690,476
Receivable for The Trusts shares sold................         3,560
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     9,694,036
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............         2,764
                                                         ----------
   Total liabilities.................................         2,764
                                                         ----------
NET ASSETS...........................................    $9,691,272
                                                         ==========

NET ASSETS:
Accumulation Units...................................    $9,691,272
Retained by AXA Equitable in Separate Account No. 49.            --
                                                         ----------
TOTAL NET ASSETS.....................................    $9,691,272
                                                         ==========

Investments in shares of The Trusts, at cost.........    $9,721,422
The Trusts shares held
   Advisor Class.....................................       709,925
   Class A...........................................            --
   Class B...........................................            --
   Class 2...........................................            --
   Class K...........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      PIMCO VARIABLE  PIMCO VARIABLE
                                                      INSURANCE TRUST INSURANCE TRUST
                                                        REAL RETURN    TOTAL RETURN                    PROFUND VP
                                                         PORTFOLIO       PORTFOLIO    PROFUND VP BEAR BIOTECHNOLOGY
                                                      --------------- --------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $34,061,443     $56,085,667      $830,380      $2,142,683
Receivable for The Trusts shares sold................            --              --            33              86
Receivable for policy-related transactions...........       172,985         103,486            --              --
                                                        -----------     -----------      --------      ----------
   Total assets......................................    34,234,428      56,189,153       830,413       2,142,769
                                                        -----------     -----------      --------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............       172,369         103,486            --              --
Payable for policy-related transactions..............            --              --            33              86
                                                        -----------     -----------      --------      ----------
   Total liabilities.................................       172,369         103,486            33              86
                                                        -----------     -----------      --------      ----------
NET ASSETS...........................................   $34,062,059     $56,085,667      $830,380      $2,142,683
                                                        ===========     ===========      ========      ==========

NET ASSETS:
Accumulation Units...................................   $34,062,059     $56,085,558      $826,563      $2,142,299
Retained by AXA Equitable in Separate Account No. 49.            --             109         3,817             384
                                                        -----------     -----------      --------      ----------
TOTAL NET ASSETS.....................................   $34,062,059     $56,085,667      $830,380      $2,142,683
                                                        ===========     ===========      ========      ==========

Investments in shares of The Trusts, at cost.........   $33,577,649     $57,280,238      $886,609      $2,075,833
The Trusts shares held
   Advisor Class.....................................     2,441,680       5,089,443            --              --
   Common Shares.....................................            --              --        44,740          87,923

                                                      RYDEX | SGI VT
                                                        ALTERNATIVE
                                                        STRATEGIES
                                                      ALLOCATION FUND
                                                      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $368,751
Receivable for The Trusts shares sold................          --
Receivable for policy-related transactions...........         764
                                                         --------
   Total assets......................................     369,515
                                                         --------

LIABILITIES:
Payable for The Trusts shares purchased..............         752
Payable for policy-related transactions..............          --
                                                         --------
   Total liabilities.................................         752
                                                         --------
NET ASSETS...........................................    $368,763
                                                         ========

NET ASSETS:
Accumulation Units...................................    $368,763
Retained by AXA Equitable in Separate Account No. 49.          --
                                                         --------
TOTAL NET ASSETS.....................................    $368,763
                                                         ========

Investments in shares of The Trusts, at cost.........    $380,517
The Trusts shares held
   Advisor Class.....................................          --
   Common Shares.....................................      19,531

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                         TEMPLETON
                                                      RYDEX | SGI VT   T. ROWE PRICE    DEVELOPING        TEMPLETON
                                                      MANAGED FUTURES HEALTH SCIENCES     MARKETS     FOREIGN SECURITIES
                                                       STRATEGY FUND     PORTFOLIO    SECURITIES FUND        FUND
                                                      --------------- --------------- --------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $370,793       $5,466,831      $4,730,496        $4,902,766
Receivable for The Trusts shares sold................          15               --              83                --
Receivable for policy-related transactions...........          --           38,227              --             2,035
                                                         --------       ----------      ----------        ----------
   Total assets......................................     370,808        5,505,058       4,730,579         4,904,801
                                                         --------       ----------      ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --           38,140              --             2,035
Payable for policy-related transactions..............           4               --              83                --
                                                         --------       ----------      ----------        ----------
   Total liabilities.................................           4           38,140              83             2,035
                                                         --------       ----------      ----------        ----------
NET ASSETS...........................................    $370,804       $5,466,918      $4,730,496        $4,902,766
                                                         ========       ==========      ==========        ==========

NET ASSETS:
Accumulation Units...................................    $370,804       $5,466,918      $4,730,490        $4,901,294
Retained by AXA Equitable in Separate Account No. 49.          --               --               6             1,472
                                                         --------       ----------      ----------        ----------
TOTAL NET ASSETS.....................................    $370,804       $5,466,918      $4,730,496        $4,902,766
                                                         ========       ==========      ==========        ==========

Investments in shares of The Trusts, at cost.........    $388,189       $5,249,609      $5,412,389        $5,456,800
The Trusts shares held
   Class 2...........................................          --               --         502,176           390,348
   Class II..........................................          --          340,613              --                --
   Common Shares.....................................      18,141               --              --                --

                                                      TEMPLETON GLOBAL
                                                      BOND SECURITIES
                                                            FUND
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $43,698,230
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........        86,753
                                                        -----------
   Total assets......................................    43,784,983
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        86,753
Payable for policy-related transactions..............            --
                                                        -----------
   Total liabilities.................................        86,753
                                                        -----------
NET ASSETS...........................................   $43,698,230
                                                        ===========

NET ASSETS:
Accumulation Units...................................   $43,690,402
Retained by AXA Equitable in Separate Account No. 49.         7,828
                                                        -----------
TOTAL NET ASSETS.....................................   $43,698,230
                                                        ===========

Investments in shares of The Trusts, at cost.........   $46,027,050
The Trusts shares held
   Class 2...........................................     2,407,616
   Class II..........................................            --
   Common Shares.....................................            --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                          TEMPLETON     VAN ECK VIP
                                                      GROWTH SECURITIES GLOBAL HARD
                                                            FUND        ASSETS FUND
                                                      ----------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value...     $919,307      $16,330,082
Receivable for The Trusts shares sold................           37               --
Receivable for policy-related transactions...........           --          102,056
                                                          --------      -----------
   Total assets......................................      919,344       16,432,138
                                                          --------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --          101,653
Payable for policy-related transactions..............           37               --
                                                          --------      -----------
   Total liabilities.................................           37          101,653
                                                          --------      -----------
NET ASSETS...........................................     $919,307      $16,330,485
                                                          ========      ===========

NET ASSETS:
Accumulation Units...................................     $918,050      $16,330,485
Retained by AXA Equitable in Separate Account No. 49.        1,257               --
                                                          --------      -----------
TOTAL NET ASSETS.....................................     $919,307      $16,330,485
                                                          ========      ===========

Investments in shares of The Trusts, at cost.........     $990,491      $18,369,580
The Trusts shares held
   Class 2...........................................       90,930               --
   Class S Shares....................................           --          542,528

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                          -------- --------------- ---------- -----------
ALL ASSET ALLOCATION.....................................  0.65%         A           $ 9.76         --
ALL ASSET ALLOCATION.....................................  1.30%         A           $11.06        221
ALL ASSET ALLOCATION.....................................  1.55%         A           $11.00         65
ALL ASSET ALLOCATION.....................................  1.65%         A           $10.97         70
ALL ASSET ALLOCATION.....................................  1.70%         A           $10.96          9

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  0.65%      CLASS B        $ 9.61         --
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.30%      CLASS B        $10.53        131
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.55%      CLASS B        $10.47          3
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.65%      CLASS B        $10.45         72
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.70%      CLASS B        $10.44          3
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  0.65%      CLASS B        $ 8.16         --
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.30%      CLASS B        $ 9.32        231
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.55%      CLASS B        $ 9.27         42
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.65%      CLASS B        $ 9.25        115
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.70%      CLASS B        $ 9.24          5

AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  0.65%      CLASS II       $10.38         --
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.30%      CLASS II       $11.00         58
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.55%      CLASS II       $10.94          7
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.65%      CLASS II       $10.92         42
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.70%      CLASS II       $10.91          1

AMERICAN CENTURY VP MID CAP VALUE FUND...................  0.65%      CLASS II       $10.45          1
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.30%      CLASS II       $12.08        277
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.55%      CLASS II       $12.01         62
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.65%      CLASS II       $11.98        186
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.70%      CLASS II       $11.97         24

AXA AGGRESSIVE ALLOCATION................................  0.65%         A           $ 9.42         --
AXA AGGRESSIVE ALLOCATION................................  1.30%         A           $10.48        824
AXA AGGRESSIVE ALLOCATION................................  1.55%         A           $10.42        243
AXA AGGRESSIVE ALLOCATION................................  1.65%         A           $10.40        117
AXA AGGRESSIVE ALLOCATION................................  1.70%         A           $10.39         10
AXA AGGRESSIVE ALLOCATION................................  0.50%         B           $11.31         --
AXA AGGRESSIVE ALLOCATION................................  0.95%         B           $10.91         --
AXA AGGRESSIVE ALLOCATION................................  1.15%         B           $10.74        696
AXA AGGRESSIVE ALLOCATION................................  1.20%         B           $10.70      3,379
AXA AGGRESSIVE ALLOCATION................................  1.25%         B           $11.82     19,298
AXA AGGRESSIVE ALLOCATION................................  1.30%         B           $11.20     53,671
AXA AGGRESSIVE ALLOCATION................................  1.35%         B           $10.57      1,284
AXA AGGRESSIVE ALLOCATION................................  1.40%         B           $10.53      3,546
AXA AGGRESSIVE ALLOCATION................................  1.50%         B           $11.57     19,731
AXA AGGRESSIVE ALLOCATION................................  1.55%         B           $10.40     39,758
AXA AGGRESSIVE ALLOCATION................................  1.60%         B           $10.36      1,791
AXA AGGRESSIVE ALLOCATION................................  1.65%         B           $11.43     81,741
AXA AGGRESSIVE ALLOCATION................................  1.70%         B           $11.38      6,353
AXA AGGRESSIVE ALLOCATION................................  1.80%         B           $10.20          3
AXA AGGRESSIVE ALLOCATION................................  1.90%         B           $10.11         48

AXA BALANCED STRATEGY....................................  0.65%         B           $ 9.73         --
AXA BALANCED STRATEGY....................................  1.30%         B           $10.56     19,416

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
AXA BALANCED STRATEGY............  1.30%          B         $11.80      28,557
AXA BALANCED STRATEGY............  1.55%          B         $10.50       5,837
AXA BALANCED STRATEGY............  1.55%          B         $11.72       6,613
AXA BALANCED STRATEGY............  1.65%          B         $10.48       8,798
AXA BALANCED STRATEGY............  1.65%          B         $11.69       6,698
AXA BALANCED STRATEGY............  1.70%          B         $10.47         784
AXA BALANCED STRATEGY............  1.70%          B         $11.67         419

AXA CONSERVATIVE ALLOCATION......  0.50%          B         $12.33          --
AXA CONSERVATIVE ALLOCATION......  0.95%          B         $11.90          --
AXA CONSERVATIVE ALLOCATION......  1.15%          B         $11.71         506
AXA CONSERVATIVE ALLOCATION......  1.20%          B         $11.66       4,265
AXA CONSERVATIVE ALLOCATION......  1.25%          B         $12.18      12,889
AXA CONSERVATIVE ALLOCATION......  1.30%          B         $12.13      27,990
AXA CONSERVATIVE ALLOCATION......  1.35%          B         $11.53       2,363
AXA CONSERVATIVE ALLOCATION......  1.40%          B         $11.48       8,350
AXA CONSERVATIVE ALLOCATION......  1.50%          B         $11.93      20,557
AXA CONSERVATIVE ALLOCATION......  1.55%          B         $ 11.34     26,538
AXA CONSERVATIVE ALLOCATION......  1.60%          B         $ 11.30      4,084
AXA CONSERVATIVE ALLOCATION......  1.65%          B         $ 11.78     56,299
AXA CONSERVATIVE ALLOCATION......  1.70%          B         $ 11.73      7,073
AXA CONSERVATIVE ALLOCATION......  1.80%          B         $ 11.12         10
AXA CONSERVATIVE ALLOCATION......  1.90%          B         $ 11.03          5

AXA CONSERVATIVE GROWTH STRATEGY.  0.65%          B         $  9.77         --
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $ 10.55     10,951
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $ 11.69     11,231
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B         $ 10.49      3,875
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B         $ 11.61      4,541
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B         $ 10.47      5,095
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B         $ 11.58      4,566
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B         $ 10.45        480
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B         $ 11.56        408

AXA CONSERVATIVE STRATEGY........  0.65%          B         $  9.87         --
AXA CONSERVATIVE STRATEGY........  1.30%          B         $ 10.51      6,310
AXA CONSERVATIVE STRATEGY........  1.30%          B         $ 11.21      8,013
AXA CONSERVATIVE STRATEGY........  1.55%          B         $ 10.45      2,423
AXA CONSERVATIVE STRATEGY........  1.55%          B         $ 11.14      3,004
AXA CONSERVATIVE STRATEGY........  1.65%          B         $ 10.43      3,918
AXA CONSERVATIVE STRATEGY........  1.65%          B         $ 11.11      3,542
AXA CONSERVATIVE STRATEGY........  1.70%          B         $ 10.42        592
AXA CONSERVATIVE STRATEGY........  1.70%          B         $ 11.09        359

AXA CONSERVATIVE-PLUS ALLOCATION.  0.50%          B         $ 11.96         --
AXA CONSERVATIVE-PLUS ALLOCATION.  0.95%          B         $ 11.54         --
AXA CONSERVATIVE-PLUS ALLOCATION.  1.15%          B         $ 11.36        458
AXA CONSERVATIVE-PLUS ALLOCATION.  1.20%          B         $ 11.31      3,130
AXA CONSERVATIVE-PLUS ALLOCATION.  1.25%          B         $ 12.01     14,485
AXA CONSERVATIVE-PLUS ALLOCATION.  1.30%          B         $ 11.96     25,466
AXA CONSERVATIVE-PLUS ALLOCATION.  1.35%          B         $ 11.18      1,195
AXA CONSERVATIVE-PLUS ALLOCATION.  1.40%          B         $ 11.13      4,843
AXA CONSERVATIVE-PLUS ALLOCATION.  1.50%          B         $ 11.76     19,670
AXA CONSERVATIVE-PLUS ALLOCATION.  1.55%          B         $ 11.00     20,717
AXA CONSERVATIVE-PLUS ALLOCATION.  1.60%          B         $ 10.96      2,628

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
AXA CONSERVATIVE-PLUS ALLOCATION.  1.65%          B          $11.61      44,468
AXA CONSERVATIVE-PLUS ALLOCATION.  1.70%          B          $11.56       4,887
AXA CONSERVATIVE-PLUS ALLOCATION.  1.80%          B          $10.78           1
AXA CONSERVATIVE-PLUS ALLOCATION.  1.90%          B          $10.70          26

AXA GROWTH STRATEGY..............  0.65%          B          $ 9.63          --
AXA GROWTH STRATEGY..............  1.30%          B          $10.57       2,152
AXA GROWTH STRATEGY..............  1.30%          B          $12.23      30,524
AXA GROWTH STRATEGY..............  1.55%          B          $10.51       1,052
AXA GROWTH STRATEGY..............  1.55%          B          $12.15      10,548
AXA GROWTH STRATEGY..............  1.65%          B          $10.49       1,108
AXA GROWTH STRATEGY..............  1.65%          B          $12.12      13,966
AXA GROWTH STRATEGY..............  1.70%          B          $10.48          53
AXA GROWTH STRATEGY..............  1.70%          B          $12.10         759

AXA MODERATE ALLOCATION..........  0.65%          A          $ 9.73          --
AXA MODERATE ALLOCATION..........  1.30%          A          $10.60       1,704
AXA MODERATE ALLOCATION..........  1.55%          A          $10.55         470
AXA MODERATE ALLOCATION..........  1.65%          A          $10.52         477
AXA MODERATE ALLOCATION..........  1.70%          A          $10.51          66
AXA MODERATE ALLOCATION..........  0.50%          B          $58.54          --
AXA MODERATE ALLOCATION..........  0.95%          B          $52.05          23
AXA MODERATE ALLOCATION..........  1.15%          B          $49.39         405
AXA MODERATE ALLOCATION..........  1.20%          B          $48.74       3,607
AXA MODERATE ALLOCATION..........  1.25%          B          $12.05      57,988
AXA MODERATE ALLOCATION..........  1.30%          B          $11.94     118,023
AXA MODERATE ALLOCATION..........  1.35%          B          $46.86       1,058
AXA MODERATE ALLOCATION..........  1.40%          B          $46.25       6,081
AXA MODERATE ALLOCATION..........  1.50%          B          $11.80      75,947
AXA MODERATE ALLOCATION..........  1.55%          B          $44.46      21,265
AXA MODERATE ALLOCATION..........  1.60%          B          $43.87       2,775
AXA MODERATE ALLOCATION..........  1.65%          B          $11.65     169,486
AXA MODERATE ALLOCATION..........  1.70%          B          $42.73       3,918
AXA MODERATE ALLOCATION..........  1.80%          B          $41.62          36
AXA MODERATE ALLOCATION..........  1.90%          B          $40.54           3

AXA MODERATE GROWTH STRATEGY.....  0.65%          B          $ 9.69          16
AXA MODERATE GROWTH STRATEGY.....  1.30%          B          $10.57      70,698
AXA MODERATE GROWTH STRATEGY.....  1.30%          B          $12.24      43,029
AXA MODERATE GROWTH STRATEGY.....  1.55%          B          $10.52      23,643
AXA MODERATE GROWTH STRATEGY.....  1.55%          B          $12.16      15,302
AXA MODERATE GROWTH STRATEGY.....  1.65%          B          $10.49      32,870
AXA MODERATE GROWTH STRATEGY.....  1.65%          B          $12.13      13,647
AXA MODERATE GROWTH STRATEGY.....  1.70%          B          $10.48       1,311
AXA MODERATE GROWTH STRATEGY.....  1.70%          B          $12.11         949

AXA MODERATE-PLUS ALLOCATION.....  0.65%          A          $ 9.58          --
AXA MODERATE-PLUS ALLOCATION.....  1.30%          A          $10.55       1,991
AXA MODERATE-PLUS ALLOCATION.....  1.55%          A          $10.49         387
AXA MODERATE-PLUS ALLOCATION.....  1.65%          A          $10.47         418
AXA MODERATE-PLUS ALLOCATION.....  1.70%          A          $10.46          82
AXA MODERATE-PLUS ALLOCATION.....  0.50%          B          $11.86          --
AXA MODERATE-PLUS ALLOCATION.....  0.95%          B          $11.44           1
AXA MODERATE-PLUS ALLOCATION.....  1.15%          B          $11.26       2,017

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                       UNITS
                                                CONTRACT                            OUTSTANDING
                                                CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                -------- --------------- ---------- -----------
AXA MODERATE-PLUS ALLOCATION...................  1.20%          B          $11.22      10,152
AXA MODERATE-PLUS ALLOCATION...................  1.25%          B          $12.36      80,135
AXA MODERATE-PLUS ALLOCATION...................  1.30%          B          $12.31     159,713
AXA MODERATE-PLUS ALLOCATION...................  1.35%          B          $11.08       4,167
AXA MODERATE-PLUS ALLOCATION...................  1.40%          B          $11.04      16,713
AXA MODERATE-PLUS ALLOCATION...................  1.50%          B          $12.11      87,053
AXA MODERATE-PLUS ALLOCATION...................  1.55%          B          $10.91     130,217
AXA MODERATE-PLUS ALLOCATION...................  1.60%          B          $10.86       6,637
AXA MODERATE-PLUS ALLOCATION...................  1.65%          B          $11.95     280,251
AXA MODERATE-PLUS ALLOCATION...................  1.70%          B          $11.90      22,802
AXA MODERATE-PLUS ALLOCATION...................  1.80%          B          $10.69          58
AXA MODERATE-PLUS ALLOCATION...................  1.90%          B          $10.61           1

AXA TACTICAL MANAGER 2000......................  0.65%          B          $ 9.49           2
AXA TACTICAL MANAGER 2000......................  1.30%          B          $11.56       2,227
AXA TACTICAL MANAGER 2000......................  1.55%          B          $11.50         829
AXA TACTICAL MANAGER 2000......................  1.65%          B          $11.47       1,194
AXA TACTICAL MANAGER 2000......................  1.70%          B          $11.46          56

AXA TACTICAL MANAGER 400.......................  0.65%          B          $ 9.67           2
AXA TACTICAL MANAGER 400.......................  1.30%          B          $11.49       2,008
AXA TACTICAL MANAGER 400.......................  1.55%          B          $11.43         766
AXA TACTICAL MANAGER 400.......................  1.65%          B          $11.40       1,118
AXA TACTICAL MANAGER 400.......................  1.70%          B          $11.39          42

AXA TACTICAL MANAGER 500.......................  0.65%          B          $ 9.86           6
AXA TACTICAL MANAGER 500.......................  1.30%          B          $10.77       4,921
AXA TACTICAL MANAGER 500.......................  1.55%          B          $10.71       1,923
AXA TACTICAL MANAGER 500.......................  1.65%          B          $10.69       2,784
AXA TACTICAL MANAGER 500.......................  1.70%          B          $10.68         173

AXA TACTICAL MANAGER INTERNATIONAL.............  0.65%          B          $ 8.18           2
AXA TACTICAL MANAGER INTERNATIONAL.............  1.30%          B          $ 8.56       4,753
AXA TACTICAL MANAGER INTERNATIONAL.............  1.55%          B          $ 8.51       1,863
AXA TACTICAL MANAGER INTERNATIONAL.............  1.65%          B          $ 8.49       2,522
AXA TACTICAL MANAGER INTERNATIONAL.............  1.70%          B          $ 8.49         134

AXA ULTRA CONSERVATIVE STRATEGY................  1.30%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.55%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.65%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.70%          B          $10.04          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  0.65%      CLASS III      $ 9.62          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.30%      CLASS III      $10.44       1,595
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.55%      CLASS III      $10.38         223
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.65%      CLASS III      $10.36         892
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.70%      CLASS III      $10.35         181

BLACKROCK LARGE CAP GROWTH V.I. FUND...........  0.65%      CLASS III      $10.56          --
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.30%      CLASS III      $11.78         260
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.55%      CLASS III      $11.72          96
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.65%      CLASS III      $11.69          62
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.70%      CLASS III      $11.68          11

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  0.65%          B          $ 9.57          --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.30%          B          $ 9.51       3,058
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.55%          B          $ 9.49         888
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.65%          B          $ 9.48       1,982
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.70%          B          $ 9.48          18

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                       -------- --------------- ---------- -----------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.65%          A          $10.66          1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.30%          A          $13.90        151
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          A          $13.83         46
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          A          $13.80         53
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          A          $13.78          7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.50%          B          $22.33         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.95%          B          $20.90          8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.20%          B          $20.14      1,671
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.25%          B          $15.65      2,858
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.30%          B          $15.53      3,319
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.35%          B          $19.69      1,490
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.40%          B          $19.55      2,831
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.50%          B          $15.32      4,352
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          B          $19.11      2,859
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.60%          B          $18.97      1,239
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          B          $15.13      4,294
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          B          $18.69        418
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.80%          B          $18.42          5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.90%          B          $18.14          2

EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.65%          A          $ 9.65         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          A          $11.63        106
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          A          $11.57         16
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          A          $11.54         43
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          A          $11.53          5
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.50%          B          $ 9.28         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.95%          B          $ 9.06         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.20%          B          $ 8.94        343
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.25%          B          $ 8.91        627
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          B          $ 8.89      3,890
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.35%          B          $ 8.86         87
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.40%          B          $ 8.84        468
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.50%          B          $ 8.79        782
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          B          $ 8.77      2,620
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.60%          B          $ 8.74        129
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          B          $ 8.72      4,691
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          B          $ 8.70        379
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.80%          B          $ 8.65         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.90%          B          $ 8.60         --

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.65%          A          $10.10          6
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          A          $11.04      1,404
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.55%          A          $10.98        285
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.65%          A          $10.95        604
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.70%          A          $10.94         43
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.50%          B          $23.31         --
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.95%          B          $21.81          3
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.20%          B          $21.02      3,142
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.25%          B          $12.38      7,546
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          B          $12.29      9,486
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.35%          B          $20.56      1,314
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.40%          B          $20.40      4,752
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.50%          B          $12.12     10,456

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
EQ/BLACKROCK BASIC VALUE EQUITY..  1.55%          B          $19.95      5,468
EQ/BLACKROCK BASIC VALUE EQUITY..  1.60%          B          $19.81      1,771
EQ/BLACKROCK BASIC VALUE EQUITY..  1.65%          B          $11.97     11,402
EQ/BLACKROCK BASIC VALUE EQUITY..  1.70%          B          $19.51        960
EQ/BLACKROCK BASIC VALUE EQUITY..  1.80%          B          $19.22         15
EQ/BLACKROCK BASIC VALUE EQUITY..  1.90%          B          $18.94          2

EQ/BOSTON ADVISORS EQUITY INCOME.  0.65%          A          $10.26         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          A          $11.45        114
EQ/BOSTON ADVISORS EQUITY INCOME.  1.55%          A          $11.39         27
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          A          $11.37         77
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          A          $11.35          3
EQ/BOSTON ADVISORS EQUITY INCOME.  0.50%          B          $ 6.39         --
EQ/BOSTON ADVISORS EQUITY INCOME.  0.95%          B          $ 6.03         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.20%          B          $ 5.83      1,325
EQ/BOSTON ADVISORS EQUITY INCOME.  1.25%          B          $ 5.79      4,650
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          B          $ 2.34     15,306
EQ/BOSTON ADVISORS EQUITY INCOME.  1.35%          B          $ 5.71        335
EQ/BOSTON ADVISORS EQUITY INCOME.  1.40%          B          $ 5.68      1,944
EQ/BOSTON ADVISORS EQUITY INCOME.  1.50%          B          $ 5.60      7,930
EQ/BOSTON ADVISORS EQUITY INCOME.  1.55%          B          $ 5.57      6,811
EQ/BOSTON ADVISORS EQUITY INCOME.  1.60%          B          $ 5.53        580
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          B          $ 5.49      7,357
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          B          $ 5.46        634
EQ/BOSTON ADVISORS EQUITY INCOME.  1.80%          B          $ 5.38         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.90%          B          $ 5.31         24

EQ/CALVERT SOCIALLY RESPONSIBLE..  0.50%          B          $ 8.52         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.95%          B          $ 8.05         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.20%          B          $ 7.81        355
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.25%          B          $10.21        666
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.30%          B          $10.14        595
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.35%          B          $ 7.66         77
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.40%          B          $ 7.61        560
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.50%          B          $10.00        677
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.55%          B          $ 7.47        623
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.60%          B          $ 7.42        160
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.65%          B          $ 9.87        845
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.70%          B          $ 7.33        122
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.80%          B          $ 7.24          1
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.90%          B          $ 7.15         --

EQ/CAPITAL GUARDIAN RESEARCH.....  0.65%          A          $10.76         --
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          A          $12.28         41
EQ/CAPITAL GUARDIAN RESEARCH.....  1.55%          A          $12.22         13
EQ/CAPITAL GUARDIAN RESEARCH.....  1.65%          A          $12.19         35
EQ/CAPITAL GUARDIAN RESEARCH.....  1.70%          A          $12.18          1
EQ/CAPITAL GUARDIAN RESEARCH.....  0.50%          B          $13.22         --
EQ/CAPITAL GUARDIAN RESEARCH.....  0.95%          B          $12.49         44
EQ/CAPITAL GUARDIAN RESEARCH.....  1.20%          B          $12.09      8,621
EQ/CAPITAL GUARDIAN RESEARCH.....  1.25%          B          $12.42      8,110
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          B          $12.34      3,141
EQ/CAPITAL GUARDIAN RESEARCH.....  1.35%          B          $11.86      6,168
EQ/CAPITAL GUARDIAN RESEARCH.....  1.40%          B          $11.78      9,278

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                     UNITS
                              CONTRACT                            OUTSTANDING
                              CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                              -------- --------------- ---------- -----------
EQ/CAPITAL GUARDIAN RESEARCH.  1.50%          B         $ 12.16      6,881
EQ/CAPITAL GUARDIAN RESEARCH.  1.55%          B         $ 11.56      4,729
EQ/CAPITAL GUARDIAN RESEARCH.  1.60%          B         $ 11.49      8,697
EQ/CAPITAL GUARDIAN RESEARCH.  1.65%          B         $ 12.01     12,353
EQ/CAPITAL GUARDIAN RESEARCH.  1.70%          B         $ 11.34      1,901
EQ/CAPITAL GUARDIAN RESEARCH.  1.80%          B         $ 11.19         63
EQ/CAPITAL GUARDIAN RESEARCH.  1.90%          B         $ 11.05         10

EQ/COMMON STOCK INDEX........  0.65%          A         $ 10.38         --
EQ/COMMON STOCK INDEX........  1.30%          A         $ 11.77        104
EQ/COMMON STOCK INDEX........  1.55%          A         $ 11.71         42
EQ/COMMON STOCK INDEX........  1.65%          A         $ 11.69         17
EQ/COMMON STOCK INDEX........  1.70%          A         $ 11.67          3
EQ/COMMON STOCK INDEX........  0.50%          B         $295.27         --
EQ/COMMON STOCK INDEX........  0.95%          B         $250.92         --
EQ/COMMON STOCK INDEX........  1.20%          B         $229.14        228
EQ/COMMON STOCK INDEX........  1.25%          B         $ 11.33      7,433
EQ/COMMON STOCK INDEX........  1.30%          B         $ 11.11      6,092
EQ/COMMON STOCK INDEX........  1.35%          B         $216.98        378
EQ/COMMON STOCK INDEX........  1.40%          B         $213.06        365
EQ/COMMON STOCK INDEX........  1.50%          B         $ 11.09     12,756
EQ/COMMON STOCK INDEX........  1.55%          B         $201.73        444
EQ/COMMON STOCK INDEX........  1.60%          B         $198.08        201
EQ/COMMON STOCK INDEX........  1.65%          B         $ 10.95      6,758
EQ/COMMON STOCK INDEX........  1.70%          B         $191.00         45
EQ/COMMON STOCK INDEX........  1.80%          B         $184.14          2
EQ/COMMON STOCK INDEX........  1.90%          B         $177.52          1

EQ/CORE BOND INDEX...........  0.50%          B         $ 16.14         --
EQ/CORE BOND INDEX...........  0.65%          B         $ 10.24         --
EQ/CORE BOND INDEX...........  0.65%          B         $ 10.16          7
EQ/CORE BOND INDEX...........  0.95%          B         $ 15.14          9
EQ/CORE BOND INDEX...........  1.20%          B         $ 14.62      5,404
EQ/CORE BOND INDEX...........  1.25%          B         $ 10.16         62
EQ/CORE BOND INDEX...........  1.25%          B         $ 10.93      9,194
EQ/CORE BOND INDEX...........  1.30%          B         $ 10.71      9,309
EQ/CORE BOND INDEX...........  1.30%          B         $ 10.85     10,017
EQ/CORE BOND INDEX...........  1.35%          B         $ 14.31      2,887
EQ/CORE BOND INDEX...........  1.40%          B         $ 14.21      8,196
EQ/CORE BOND INDEX...........  1.50%          B         $ 10.70     12,639
EQ/CORE BOND INDEX...........  1.55%          B         $ 10.65      3,504
EQ/CORE BOND INDEX...........  1.55%          B         $ 13.91      9,160
EQ/CORE BOND INDEX...........  1.60%          B         $ 13.81      5,365
EQ/CORE BOND INDEX...........  1.65%          B         $ 10.57     15,378
EQ/CORE BOND INDEX...........  1.65%          B         $ 10.63      4,773
EQ/CORE BOND INDEX...........  1.70%          B         $ 10.62        299
EQ/CORE BOND INDEX...........  1.70%          B         $ 13.62      1,355
EQ/CORE BOND INDEX...........  1.80%          B         $ 13.42         77
EQ/CORE BOND INDEX...........  1.90%          B         $ 13.23         12

EQ/DAVIS NEW YORK VENTURE....  0.65%          A         $  9.85         --
EQ/DAVIS NEW YORK VENTURE....  1.30%          A         $ 10.72        391
EQ/DAVIS NEW YORK VENTURE....  1.55%          A         $ 10.66         51
EQ/DAVIS NEW YORK VENTURE....  1.65%          A         $ 10.64        272

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                           -------- --------------- ---------- -----------
EQ/DAVIS NEW YORK VENTURE.  1.70%          A          $10.63         14
EQ/DAVIS NEW YORK VENTURE.  0.50%          B          $ 9.46         --
EQ/DAVIS NEW YORK VENTURE.  0.95%          B          $ 9.23         --
EQ/DAVIS NEW YORK VENTURE.  1.20%          B          $ 9.11      1,017
EQ/DAVIS NEW YORK VENTURE.  1.25%          B          $ 9.08      2,397
EQ/DAVIS NEW YORK VENTURE.  1.30%          B          $ 9.06      7,530
EQ/DAVIS NEW YORK VENTURE.  1.35%          B          $ 9.04        382
EQ/DAVIS NEW YORK VENTURE.  1.40%          B          $ 9.01      1,396
EQ/DAVIS NEW YORK VENTURE.  1.50%          B          $ 8.96      2,949
EQ/DAVIS NEW YORK VENTURE.  1.55%          B          $ 8.94      5,090
EQ/DAVIS NEW YORK VENTURE.  1.60%          B          $ 8.91        739
EQ/DAVIS NEW YORK VENTURE.  1.65%          B          $ 8.89     11,038
EQ/DAVIS NEW YORK VENTURE.  1.70%          B          $ 8.87      1,593
EQ/DAVIS NEW YORK VENTURE.  1.80%          B          $ 8.82         --
EQ/DAVIS NEW YORK VENTURE.  1.90%          B          $ 8.77          1

EQ/EQUITY 500 INDEX.......  0.65%          A          $10.43         --
EQ/EQUITY 500 INDEX.......  1.30%          A          $11.67        478
EQ/EQUITY 500 INDEX.......  1.55%          A          $11.60        152
EQ/EQUITY 500 INDEX.......  1.65%          A          $11.58        382
EQ/EQUITY 500 INDEX.......  1.70%          A          $11.57        144
EQ/EQUITY 500 INDEX.......  0.50%          B          $31.37         --
EQ/EQUITY 500 INDEX.......  0.65%          B          $11.13         --
EQ/EQUITY 500 INDEX.......  0.95%          B          $28.94          4
EQ/EQUITY 500 INDEX.......  1.20%          B          $27.66      4,013
EQ/EQUITY 500 INDEX.......  1.25%          B          $11.05         66
EQ/EQUITY 500 INDEX.......  1.25%          B          $12.41      8,876
EQ/EQUITY 500 INDEX.......  1.30%          B          $12.29      9,406
EQ/EQUITY 500 INDEX.......  1.35%          B          $26.92      2,569
EQ/EQUITY 500 INDEX.......  1.40%          B          $26.68      5,897
EQ/EQUITY 500 INDEX.......  1.50%          B          $12.15     12,464
EQ/EQUITY 500 INDEX.......  1.55%          B          $25.96      4,883
EQ/EQUITY 500 INDEX.......  1.60%          B          $25.73      3,578
EQ/EQUITY 500 INDEX.......  1.65%          B          $11.99     15,593
EQ/EQUITY 500 INDEX.......  1.70%          B          $25.27      1,194
EQ/EQUITY 500 INDEX.......  1.80%          B          $24.81         81
EQ/EQUITY 500 INDEX.......  1.90%          B          $24.37          7

EQ/EQUITY GROWTH PLUS.....  0.50%          B          $15.79         --
EQ/EQUITY GROWTH PLUS.....  0.95%          B          $15.07          4
EQ/EQUITY GROWTH PLUS.....  1.20%          B          $14.68      5,903
EQ/EQUITY GROWTH PLUS.....  1.25%          B          $12.05     10,915
EQ/EQUITY GROWTH PLUS.....  1.30%          B          $11.98      9,338
EQ/EQUITY GROWTH PLUS.....  1.35%          B          $14.45        805
EQ/EQUITY GROWTH PLUS.....  1.40%          B          $14.37      8,921
EQ/EQUITY GROWTH PLUS.....  1.50%          B          $11.80     14,459
EQ/EQUITY GROWTH PLUS.....  1.55%          B          $14.15      6,980
EQ/EQUITY GROWTH PLUS.....  1.60%          B          $14.08      3,745
EQ/EQUITY GROWTH PLUS.....  1.65%          B          $11.65     18,903
EQ/EQUITY GROWTH PLUS.....  1.70%          B          $13.93      1,904
EQ/EQUITY GROWTH PLUS.....  1.80%          B          $13.78         17
EQ/EQUITY GROWTH PLUS.....  1.90%          B          $13.64          2

EQ/FRANKLIN CORE BALANCED.  0.65%          A          $10.07         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                   -------- --------------- ---------- -----------
EQ/FRANKLIN CORE BALANCED.........  1.30%          A          $11.22         59
EQ/FRANKLIN CORE BALANCED.........  1.55%          A          $11.16          4
EQ/FRANKLIN CORE BALANCED.........  1.65%          A          $11.14         28
EQ/FRANKLIN CORE BALANCED.........  1.70%          A          $11.13          2
EQ/FRANKLIN CORE BALANCED.........  0.50%          B          $10.32         --
EQ/FRANKLIN CORE BALANCED.........  0.95%          B          $10.07         15
EQ/FRANKLIN CORE BALANCED.........  1.20%          B          $ 9.94      1,633
EQ/FRANKLIN CORE BALANCED.........  1.25%          B          $ 9.91      4,459
EQ/FRANKLIN CORE BALANCED.........  1.30%          B          $ 9.89      8,799
EQ/FRANKLIN CORE BALANCED.........  1.35%          B          $ 9.86        603
EQ/FRANKLIN CORE BALANCED.........  1.40%          B          $ 9.83      2,536
EQ/FRANKLIN CORE BALANCED.........  1.50%          B          $ 9.78      6,073
EQ/FRANKLIN CORE BALANCED.........  1.55%          B          $ 9.75      7,905
EQ/FRANKLIN CORE BALANCED.........  1.60%          B          $ 9.73      1,039
EQ/FRANKLIN CORE BALANCED.........  1.65%          B          $ 9.70     18,817
EQ/FRANKLIN CORE BALANCED.........  1.70%          B          $ 9.68      1,654
EQ/FRANKLIN CORE BALANCED.........  1.80%          B          $ 9.62          9
EQ/FRANKLIN CORE BALANCED.........  1.90%          B          $ 9.57         --

EQ/FRANKLIN TEMPLETON ALLOCATION..  0.65%          A          $ 9.64         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          A          $10.57         53
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          A          $10.51         19
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          A          $10.49         16
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          A          $10.47          1
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.50%          B          $ 8.02         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.95%          B          $ 7.85         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.15%          B          $ 7.78        625
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.20%          B          $ 7.76      1,065
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.25%          B          $ 7.74      3,443
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          B          $ 7.73     47,962
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.35%          B          $ 7.71        505
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.40%          B          $ 7.69      1,866
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.50%          B          $ 7.65      4,946
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          B          $ 7.64     26,376
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.60%          B          $ 7.62      1,015
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          B          $ 7.60     66,777
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          B          $ 7.58      4,136
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.80%          B          $ 7.55         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.90%          B          $ 7.51         --

EQ/GAMCO MERGERS AND ACQUISITIONS.  0.65%          A          $10.19         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          A          $11.08        186
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          A          $11.02         40
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          A          $10.99         97
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          A          $10.98         37
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.50%          B          $13.28         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.95%          B          $12.89         10
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B          $12.67        601
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.25%          B          $12.63      1,795
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          B          $12.36      2,756
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.35%          B          $12.54        177
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.40%          B          $12.50      1,177
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.50%          B          $12.42      2,508

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                   -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          B          $12.38      2,259
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.60%          B          $12.33        274
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          B          $12.29      4,153
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          B          $12.25        561
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.80%          B          $12.17          2
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.90%          B          $12.09         --

EQ/GAMCO SMALL COMPANY VALUE......  0.65%          A          $10.23          1
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          A          $13.27      1,650
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          A          $13.20        386
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          A          $13.17        737
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          A          $13.15         79
EQ/GAMCO SMALL COMPANY VALUE......  0.50%          B          $43.10         --
EQ/GAMCO SMALL COMPANY VALUE......  0.95%          B          $38.76         --
EQ/GAMCO SMALL COMPANY VALUE......  1.20%          B          $36.53        800
EQ/GAMCO SMALL COMPANY VALUE......  1.25%          B          $36.10      2,459
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          B          $55.32      2,477
EQ/GAMCO SMALL COMPANY VALUE......  1.35%          B          $35.26        273
EQ/GAMCO SMALL COMPANY VALUE......  1.40%          B          $34.84      1,676
EQ/GAMCO SMALL COMPANY VALUE......  1.50%          B          $34.02      4,024
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          B          $33.62      3,903
EQ/GAMCO SMALL COMPANY VALUE......  1.60%          B          $33.22        354
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          B          $32.83      4,688
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          B          $32.44        624
EQ/GAMCO SMALL COMPANY VALUE......  1.80%          B          $31.68          7
EQ/GAMCO SMALL COMPANY VALUE......  1.90%          B          $30.93          7

EQ/GLOBAL BOND PLUS...............  0.65%          A          $10.06         --
EQ/GLOBAL BOND PLUS...............  1.30%          A          $10.70        172
EQ/GLOBAL BOND PLUS...............  1.55%          A          $10.64         46
EQ/GLOBAL BOND PLUS...............  1.65%          A          $10.62        118
EQ/GLOBAL BOND PLUS...............  1.70%          A          $10.61         14
EQ/GLOBAL BOND PLUS...............  0.50%          B          $12.91         --
EQ/GLOBAL BOND PLUS...............  0.95%          B          $12.55          5
EQ/GLOBAL BOND PLUS...............  1.20%          B          $12.36      1,454
EQ/GLOBAL BOND PLUS...............  1.25%          B          $12.32      4,058
EQ/GLOBAL BOND PLUS...............  1.30%          B          $12.28      5,807
EQ/GLOBAL BOND PLUS...............  1.35%          B          $12.33        472
EQ/GLOBAL BOND PLUS...............  1.40%          B          $12.20      3,315
EQ/GLOBAL BOND PLUS...............  1.50%          B          $12.13      7,076
EQ/GLOBAL BOND PLUS...............  1.55%          B          $12.09      5,949
EQ/GLOBAL BOND PLUS...............  1.60%          B          $12.05      1,228
EQ/GLOBAL BOND PLUS...............  1.65%          B          $12.01     11,107
EQ/GLOBAL BOND PLUS...............  1.70%          B          $11.97      1,389
EQ/GLOBAL BOND PLUS...............  1.80%          B          $11.90          1
EQ/GLOBAL BOND PLUS...............  1.90%          B          $11.82          2

EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.65%          A          $ 8.74         --
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.30%          A          $ 9.72        195
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.55%          A          $ 9.67         46
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.65%          A          $ 9.65         62
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.70%          A          $ 9.64          1
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.50%          B          $17.70         --
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.95%          B          $16.58         25

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                       -------- --------------- ---------- -----------
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.20%          B          $15.99      2,235
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.25%          B          $20.79      4,783
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.30%          B          $20.63      6,177
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.35%          B          $15.64      1,233
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.40%          B          $15.53      4,556
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.50%          B          $20.35      8,139
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.55%          B          $15.19      7,953
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.60%          B          $15.08      1,613
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.65%          B          $20.10      8,714
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.70%          B          $14.86      1,149
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.80%          B          $14.65         14
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.90%          B          $14.44          3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.50%          B          $25.11         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.65%          B          $10.19         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.95%          B          $22.86         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.20%          B          $21.69      1,594
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.25%          B          $11.54      2,706
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.30%          B          $10.57      4,179
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.30%          B          $11.42      5,722
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.35%          B          $21.02        396
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.40%          B          $20.80      2,443
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.50%          B          $11.30      3,179
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.55%          B          $10.52      1,583
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.55%          B          $20.15      2,375
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.60%          B          $19.94      1,072
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.65%          B          $10.49      2,224
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.65%          B          $11.16      5,171
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.70%          B          $10.48        106
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.70%          B          $19.52        457
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.80%          B          $19.11         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.90%          B          $18.71          1

EQ/INTERNATIONAL CORE PLUS............  0.65%          A          $ 8.29         --
EQ/INTERNATIONAL CORE PLUS............  1.30%          A          $ 8.95        158
EQ/INTERNATIONAL CORE PLUS............  1.55%          A          $ 8.90         24
EQ/INTERNATIONAL CORE PLUS............  1.65%          A          $ 8.88         84
EQ/INTERNATIONAL CORE PLUS............  1.70%          A          $ 8.87          1
EQ/INTERNATIONAL CORE PLUS............  0.50%          B          $11.80         --
EQ/INTERNATIONAL CORE PLUS............  0.95%          B          $11.14         29
EQ/INTERNATIONAL CORE PLUS............  1.20%          B          $10.79      4,273
EQ/INTERNATIONAL CORE PLUS............  1.25%          B          $12.52      6,349
EQ/INTERNATIONAL CORE PLUS............  1.30%          B          $12.44      5,782
EQ/INTERNATIONAL CORE PLUS............  1.35%          B          $10.59      1,338
EQ/INTERNATIONAL CORE PLUS............  1.40%          B          $10.52      4,918
EQ/INTERNATIONAL CORE PLUS............  1.50%          B          $12.26      6,036
EQ/INTERNATIONAL CORE PLUS............  1.55%          B          $10.32      6,307
EQ/INTERNATIONAL CORE PLUS............  1.60%          B          $10.25      4,045
EQ/INTERNATIONAL CORE PLUS............  1.65%          B          $12.11     11,646
EQ/INTERNATIONAL CORE PLUS............  1.70%          B          $10.12      2,069
EQ/INTERNATIONAL CORE PLUS............  1.80%          B          $ 9.99         18
EQ/INTERNATIONAL CORE PLUS............  1.90%          B          $ 9.86          1

EQ/INTERNATIONAL EQUITY INDEX.........  0.65%          A          $ 8.57         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                 -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          A          $ 9.05        105
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          A          $ 9.00         27
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          A          $ 8.98         46
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          A          $ 8.97          6
EQ/INTERNATIONAL EQUITY INDEX...  0.50%          B          $12.85         --
EQ/INTERNATIONAL EQUITY INDEX...  0.95%          B          $11.91          1
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          B          $11.41      2,985
EQ/INTERNATIONAL EQUITY INDEX...  1.25%          B          $11.02      5,996
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          B          $10.93      6,997
EQ/INTERNATIONAL EQUITY INDEX...  1.35%          B          $11.13      1,015
EQ/INTERNATIONAL EQUITY INDEX...  1.40%          B          $11.03      4,344
EQ/INTERNATIONAL EQUITY INDEX...  1.50%          B          $10.79      7,951
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          B          $10.75      6,041
EQ/INTERNATIONAL EQUITY INDEX...  1.60%          B          $10.66      1,719
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          B          $10.65      9,683
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          B          $10.48      1,332
EQ/INTERNATIONAL EQUITY INDEX...  1.80%          B          $10.31         17
EQ/INTERNATIONAL EQUITY INDEX...  1.90%          B          $10.13          4

EQ/INTERNATIONAL ETF............  0.65%          A          $ 8.53         --
EQ/INTERNATIONAL ETF............  1.30%          A          $ 9.14        156
EQ/INTERNATIONAL ETF............  1.55%          A          $ 9.09         19
EQ/INTERNATIONAL ETF............  1.65%          A          $ 9.07         64
EQ/INTERNATIONAL ETF............  1.70%          A          $ 9.06         12

EQ/INTERNATIONAL VALUE PLUS.....  0.65%          A          $ 8.12         --
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          A          $ 8.64        216
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          A          $ 8.60         48
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          A          $ 8.58         75
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          A          $ 8.57         15
EQ/INTERNATIONAL VALUE PLUS.....  0.50%          B          $17.65         --
EQ/INTERNATIONAL VALUE PLUS.....  0.95%          B          $16.52          8
EQ/INTERNATIONAL VALUE PLUS.....  1.20%          B          $15.91      2,505
EQ/INTERNATIONAL VALUE PLUS.....  1.25%          B          $12.38      5,025
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          B          $12.29      4,719
EQ/INTERNATIONAL VALUE PLUS.....  1.35%          B          $15.56      2,912
EQ/INTERNATIONAL VALUE PLUS.....  1.40%          B          $15.45      3,135
EQ/INTERNATIONAL VALUE PLUS.....  1.50%          B          $12.13      6,761
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          B          $15.11      5,124
EQ/INTERNATIONAL VALUE PLUS.....  1.60%          B          $15.00      1,688
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          B          $11.97      8,297
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          B          $14.77        843
EQ/INTERNATIONAL VALUE PLUS.....  1.80%          B          $14.56         23
EQ/INTERNATIONAL VALUE PLUS.....  1.90%          B          $14.34          4

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.65%          A          $ 9.85         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          A          $10.70        189
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          A          $10.64         40
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          A          $10.62         22
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          A          $10.60         15
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.50%          B          $14.27         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.95%          B          $13.35          3
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B          $12.86      1,506
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.25%          B          $11.54      1,219

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                 -------- --------------- ---------- -----------
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          B          $11.45      1,715
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.35%          B          $12.58      4,536
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.40%          B          $12.49      2,269
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.50%          B          $11.30      1,510
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          B          $12.21      2,749
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.60%          B          $12.12      1,722
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          B          $11.16      2,278
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          B          $11.94        247
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.80%          B          $11.76         36
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.90%          B          $11.59         11

EQ/LARGE CAP CORE PLUS..........  0.50%          B          $ 9.94         --
EQ/LARGE CAP CORE PLUS..........  0.95%          B          $ 9.37          1
EQ/LARGE CAP CORE PLUS..........  1.20%          B          $ 9.07      1,662
EQ/LARGE CAP CORE PLUS..........  1.25%          B          $11.61        761
EQ/LARGE CAP CORE PLUS..........  1.30%          B          $11.53        704
EQ/LARGE CAP CORE PLUS..........  1.35%          B          $ 8.89      1,207
EQ/LARGE CAP CORE PLUS..........  1.40%          B          $ 8.83      2,149
EQ/LARGE CAP CORE PLUS..........  1.50%          B          $11.37        996
EQ/LARGE CAP CORE PLUS..........  1.55%          B          $ 8.66      2,282
EQ/LARGE CAP CORE PLUS..........  1.60%          B          $ 8.60      2,552
EQ/LARGE CAP CORE PLUS..........  1.65%          B          $11.22      1,518
EQ/LARGE CAP CORE PLUS..........  1.70%          B          $ 8.49        284
EQ/LARGE CAP CORE PLUS..........  1.80%          B          $ 8.38         16
EQ/LARGE CAP CORE PLUS..........  1.90%          B          $ 8.27          2

EQ/LARGE CAP GROWTH INDEX.......  0.65%          A          $10.51         --
EQ/LARGE CAP GROWTH INDEX.......  1.30%          A          $12.07        164
EQ/LARGE CAP GROWTH INDEX.......  1.55%          A          $12.01         81
EQ/LARGE CAP GROWTH INDEX.......  1.65%          A          $11.98         63
EQ/LARGE CAP GROWTH INDEX.......  1.70%          A          $11.97         12
EQ/LARGE CAP GROWTH INDEX.......  0.50%          B          $ 8.55         --
EQ/LARGE CAP GROWTH INDEX.......  0.95%          B          $ 8.07         16
EQ/LARGE CAP GROWTH INDEX.......  1.20%          B          $ 7.82      2,718
EQ/LARGE CAP GROWTH INDEX.......  1.25%          B          $13.62      2,145
EQ/LARGE CAP GROWTH INDEX.......  1.30%          B          $13.54      2,019
EQ/LARGE CAP GROWTH INDEX.......  1.35%          B          $ 7.67      2,679
EQ/LARGE CAP GROWTH INDEX.......  1.40%          B          $ 7.62      4,721
EQ/LARGE CAP GROWTH INDEX.......  1.50%          B          $13.34      2,913
EQ/LARGE CAP GROWTH INDEX.......  1.55%          B          $ 7.48      7,060
EQ/LARGE CAP GROWTH INDEX.......  1.60%          B          $ 7.43      4,841
EQ/LARGE CAP GROWTH INDEX.......  1.65%          B          $13.17      4,033
EQ/LARGE CAP GROWTH INDEX.......  1.70%          B          $ 7.33        864
EQ/LARGE CAP GROWTH INDEX.......  1.80%          B          $ 7.24         94
EQ/LARGE CAP GROWTH INDEX.......  1.90%          B          $ 7.15         19

EQ/LARGE CAP GROWTH PLUS........  0.65%          A          $ 9.88         --
EQ/LARGE CAP GROWTH PLUS........  1.30%          A          $11.07         92
EQ/LARGE CAP GROWTH PLUS........  1.55%          A          $11.01         12
EQ/LARGE CAP GROWTH PLUS........  1.65%          A          $10.99         44
EQ/LARGE CAP GROWTH PLUS........  1.70%          A          $10.98         22
EQ/LARGE CAP GROWTH PLUS........  0.50%          B          $16.98         --
EQ/LARGE CAP GROWTH PLUS........  0.95%          B          $15.89         11
EQ/LARGE CAP GROWTH PLUS........  1.20%          B          $15.31      1,698

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/LARGE CAP GROWTH PLUS......  1.25%          B          $13.03      3,419
EQ/LARGE CAP GROWTH PLUS......  1.30%          B          $12.93      4,628
EQ/LARGE CAP GROWTH PLUS......  1.35%          B          $14.97      4,619
EQ/LARGE CAP GROWTH PLUS......  1.40%          B          $14.86      2,259
EQ/LARGE CAP GROWTH PLUS......  1.50%          B          $12.75      3,853
EQ/LARGE CAP GROWTH PLUS......  1.55%          B          $14.53      4,411
EQ/LARGE CAP GROWTH PLUS......  1.60%          B          $14.42      2,184
EQ/LARGE CAP GROWTH PLUS......  1.65%          B          $12.59      8,906
EQ/LARGE CAP GROWTH PLUS......  1.70%          B          $14.21      1,072
EQ/LARGE CAP GROWTH PLUS......  1.80%          B          $14.00         10
EQ/LARGE CAP GROWTH PLUS......  1.90%          B          $13.79          6

EQ/LARGE CAP VALUE INDEX......  0.65%          A          $10.32         --
EQ/LARGE CAP VALUE INDEX......  1.30%          A          $11.46         96
EQ/LARGE CAP VALUE INDEX......  1.55%          A          $11.39         26
EQ/LARGE CAP VALUE INDEX......  1.65%          A          $11.37         24
EQ/LARGE CAP VALUE INDEX......  1.70%          A          $11.36          9
EQ/LARGE CAP VALUE INDEX......  0.50%          B          $ 6.13         --
EQ/LARGE CAP VALUE INDEX......  0.95%          B          $ 5.96         --
EQ/LARGE CAP VALUE INDEX......  1.20%          B          $ 5.86      1,237
EQ/LARGE CAP VALUE INDEX......  1.25%          B          $ 5.85      5,007
EQ/LARGE CAP VALUE INDEX......  1.30%          B          $ 5.83      7,147
EQ/LARGE CAP VALUE INDEX......  1.35%          B          $ 5.89        542
EQ/LARGE CAP VALUE INDEX......  1.40%          B          $ 5.79      1,650
EQ/LARGE CAP VALUE INDEX......  1.50%          B          $ 5.75      5,955
EQ/LARGE CAP VALUE INDEX......  1.55%          B          $ 5.74      6,597
EQ/LARGE CAP VALUE INDEX......  1.60%          B          $ 5.72        636
EQ/LARGE CAP VALUE INDEX......  1.65%          B          $ 5.70     13,668
EQ/LARGE CAP VALUE INDEX......  1.70%          B          $ 5.68      1,412
EQ/LARGE CAP VALUE INDEX......  1.80%          B          $ 5.65          6
EQ/LARGE CAP VALUE INDEX......  1.90%          B          $ 5.61         --

EQ/LARGE CAP VALUE PLUS.......  0.65%          A          $ 9.79         --
EQ/LARGE CAP VALUE PLUS.......  1.30%          A          $10.72         80
EQ/LARGE CAP VALUE PLUS.......  1.55%          A          $10.66         24
EQ/LARGE CAP VALUE PLUS.......  1.65%          A          $10.64         12
EQ/LARGE CAP VALUE PLUS.......  1.70%          A          $10.63          1
EQ/LARGE CAP VALUE PLUS.......  0.50%          B          $13.18         --
EQ/LARGE CAP VALUE PLUS.......  0.95%          B          $12.37          4
EQ/LARGE CAP VALUE PLUS.......  1.20%          B          $11.94     10,066
EQ/LARGE CAP VALUE PLUS.......  1.25%          B          $10.01     12,275
EQ/LARGE CAP VALUE PLUS.......  1.30%          B          $ 9.94      4,541
EQ/LARGE CAP VALUE PLUS.......  1.35%          B          $11.68      2,804
EQ/LARGE CAP VALUE PLUS.......  1.40%          B          $11.60     15,254
EQ/LARGE CAP VALUE PLUS.......  1.50%          B          $ 9.81     18,107
EQ/LARGE CAP VALUE PLUS.......  1.55%          B          $11.36      6,058
EQ/LARGE CAP VALUE PLUS.......  1.60%          B          $11.28      7,113
EQ/LARGE CAP VALUE PLUS.......  1.65%          B          $ 9.68     12,952
EQ/LARGE CAP VALUE PLUS.......  1.70%          B          $11.12      1,875
EQ/LARGE CAP VALUE PLUS.......  1.80%          B          $10.96         75
EQ/LARGE CAP VALUE PLUS.......  1.90%          B          $10.81         16

EQ/LORD ABBETT LARGE CAP CORE.  0.50%          B          $11.61         --
EQ/LORD ABBETT LARGE CAP CORE.  0.95%          B          $11.27         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/LORD ABBETT LARGE CAP CORE.  1.20%          B          $11.08        510
EQ/LORD ABBETT LARGE CAP CORE.  1.25%          B          $11.04      1,517
EQ/LORD ABBETT LARGE CAP CORE.  1.30%          B          $11.08      3,229
EQ/LORD ABBETT LARGE CAP CORE.  1.35%          B          $10.97        291
EQ/LORD ABBETT LARGE CAP CORE.  1.40%          B          $10.93      1,150
EQ/LORD ABBETT LARGE CAP CORE.  1.50%          B          $10.86      1,964
EQ/LORD ABBETT LARGE CAP CORE.  1.55%          B          $10.82      2,347
EQ/LORD ABBETT LARGE CAP CORE.  1.60%          B          $10.78        316
EQ/LORD ABBETT LARGE CAP CORE.  1.65%          B          $10.75      4,342
EQ/LORD ABBETT LARGE CAP CORE.  1.70%          B          $10.71        517
EQ/LORD ABBETT LARGE CAP CORE.  1.80%          B          $10.64         --
EQ/LORD ABBETT LARGE CAP CORE.  1.90%          B          $10.57         --

EQ/MFS INTERNATIONAL GROWTH...  0.65%          A          $ 8.96         --
EQ/MFS INTERNATIONAL GROWTH...  1.30%          A          $10.23        210
EQ/MFS INTERNATIONAL GROWTH...  1.55%          A          $10.18         36
EQ/MFS INTERNATIONAL GROWTH...  1.65%          A          $10.15         80
EQ/MFS INTERNATIONAL GROWTH...  1.70%          A          $10.14          8
EQ/MFS INTERNATIONAL GROWTH...  0.50%          B          $13.78         --
EQ/MFS INTERNATIONAL GROWTH...  0.95%          B          $13.37         --
EQ/MFS INTERNATIONAL GROWTH...  1.20%          B          $13.15      1,001
EQ/MFS INTERNATIONAL GROWTH...  1.25%          B          $13.10      2,431
EQ/MFS INTERNATIONAL GROWTH...  1.30%          B          $ 5.80      9,720
EQ/MFS INTERNATIONAL GROWTH...  1.35%          B          $13.02        204
EQ/MFS INTERNATIONAL GROWTH...  1.40%          B          $12.97      1,804
EQ/MFS INTERNATIONAL GROWTH...  1.50%          B          $12.88      3,484
EQ/MFS INTERNATIONAL GROWTH...  1.55%          B          $12.84      4,068
EQ/MFS INTERNATIONAL GROWTH...  1.60%          B          $12.80        603
EQ/MFS INTERNATIONAL GROWTH...  1.65%          B          $12.75      6,332
EQ/MFS INTERNATIONAL GROWTH...  1.70%          B          $12.71      1,217
EQ/MFS INTERNATIONAL GROWTH...  1.80%          B          $12.62          5
EQ/MFS INTERNATIONAL GROWTH...  1.90%          B          $12.54         --

EQ/MID CAP INDEX..............  0.65%          A          $10.31         --
EQ/MID CAP INDEX..............  1.30%          A          $12.63        171
EQ/MID CAP INDEX..............  1.55%          A          $12.56         38
EQ/MID CAP INDEX..............  1.65%          A          $12.53         78
EQ/MID CAP INDEX..............  1.70%          A          $12.52         15
EQ/MID CAP INDEX..............  0.50%          B          $12.13         --
EQ/MID CAP INDEX..............  0.95%          B          $11.52         15
EQ/MID CAP INDEX..............  1.20%          B          $11.20      5,483
EQ/MID CAP INDEX..............  1.25%          B          $12.94      6,089
EQ/MID CAP INDEX..............  1.30%          B          $12.87      5,047
EQ/MID CAP INDEX..............  1.35%          B          $11.01        640
EQ/MID CAP INDEX..............  1.40%          B          $10.94      7,132
EQ/MID CAP INDEX..............  1.50%          B          $12.67      8,003
EQ/MID CAP INDEX..............  1.55%          B          $10.76      6,910
EQ/MID CAP INDEX..............  1.60%          B          $10.70      3,332
EQ/MID CAP INDEX..............  1.65%          B          $12.51      9,217
EQ/MID CAP INDEX..............  1.70%          B          $10.57      1,481
EQ/MID CAP INDEX..............  1.80%          B          $10.45         22
EQ/MID CAP INDEX..............  1.90%          B          $10.33          2

EQ/MID CAP VALUE PLUS.........  0.65%          A          $ 9.46         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                             -------- --------------- ---------- -----------
EQ/MID CAP VALUE PLUS.......  1.30%          A          $11.40         32
EQ/MID CAP VALUE PLUS.......  1.55%          A          $11.34         11
EQ/MID CAP VALUE PLUS.......  1.65%          A          $11.31         12
EQ/MID CAP VALUE PLUS.......  1.70%          A          $11.30         --
EQ/MID CAP VALUE PLUS.......  0.50%          B          $16.67         --
EQ/MID CAP VALUE PLUS.......  0.95%          B          $15.59          7
EQ/MID CAP VALUE PLUS.......  1.20%          B          $15.03      4,139
EQ/MID CAP VALUE PLUS.......  1.25%          B          $13.22      9,712
EQ/MID CAP VALUE PLUS.......  1.30%          B          $13.12      7,540
EQ/MID CAP VALUE PLUS.......  1.35%          B          $14.69        622
EQ/MID CAP VALUE PLUS.......  1.40%          B          $14.59      6,165
EQ/MID CAP VALUE PLUS.......  1.50%          B          $12.95     13,585
EQ/MID CAP VALUE PLUS.......  1.55%          B          $14.26      6,450
EQ/MID CAP VALUE PLUS.......  1.60%          B          $14.16      2,583
EQ/MID CAP VALUE PLUS.......  1.65%          B          $12.78     14,368
EQ/MID CAP VALUE PLUS.......  1.70%          B          $13.95      1,617
EQ/MID CAP VALUE PLUS.......  1.80%          B          $13.74         22
EQ/MID CAP VALUE PLUS.......  1.90%          B          $13.54          9

EQ/MONEY MARKET.............  0.65%          A          $ 9.93         24
EQ/MONEY MARKET.............  1.30%          A          $ 9.74        865
EQ/MONEY MARKET.............  1.55%          A          $ 9.68      3,216
EQ/MONEY MARKET.............  1.65%          A          $ 9.66        372
EQ/MONEY MARKET.............  1.70%          A          $ 9.65        430
EQ/MONEY MARKET.............  0.00%          B          $44.43         14
EQ/MONEY MARKET.............  0.50%          B          $38.14         --
EQ/MONEY MARKET.............  0.65%          B          $ 1.00        757
EQ/MONEY MARKET.............  0.65%          B          $ 9.93         --
EQ/MONEY MARKET.............  0.95%          B          $33.23         --
EQ/MONEY MARKET.............  1.15%          B          $10.95          2
EQ/MONEY MARKET.............  1.15%          B          $30.81         28
EQ/MONEY MARKET.............  1.15%          B          $31.24         26
EQ/MONEY MARKET.............  1.20%          B          $30.77      1,109
EQ/MONEY MARKET.............  1.25%          B          $ 1.00     43,482
EQ/MONEY MARKET.............  1.25%          B          $10.42      4,454
EQ/MONEY MARKET.............  1.30%          B          $10.26      5,651
EQ/MONEY MARKET.............  1.35%          B          $29.38      1,247
EQ/MONEY MARKET.............  1.40%          B          $28.92      2,291
EQ/MONEY MARKET.............  1.50%          B          $10.21      9,062
EQ/MONEY MARKET.............  1.55%          B          $27.61      3,062
EQ/MONEY MARKET.............  1.55%          B          $30.81        340
EQ/MONEY MARKET.............  1.60%          B          $27.19      1,664
EQ/MONEY MARKET.............  1.65%          B          $10.08     11,709
EQ/MONEY MARKET.............  1.70%          B          $26.36        623
EQ/MONEY MARKET.............  1.70%          B          $30.65         16
EQ/MONEY MARKET.............  1.80%          B          $25.56          5
EQ/MONEY MARKET.............  1.90%          B          $24.78          3

EQ/MONTAG & CALDWELL GROWTH.  0.65%          A          $10.56         --
EQ/MONTAG & CALDWELL GROWTH.  1.30%          A          $11.20        463
EQ/MONTAG & CALDWELL GROWTH.  1.55%          A          $11.14         70
EQ/MONTAG & CALDWELL GROWTH.  1.65%          A          $11.12        118
EQ/MONTAG & CALDWELL GROWTH.  1.70%          A          $11.10         14

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
EQ/MONTAG & CALDWELL GROWTH......  0.50%          B          $ 6.01         --
EQ/MONTAG & CALDWELL GROWTH......  0.95%          B          $ 5.66         --
EQ/MONTAG & CALDWELL GROWTH......  1.20%          B          $ 5.48      1,243
EQ/MONTAG & CALDWELL GROWTH......  1.25%          B          $ 5.44      3,099
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $ 2.17      9,728
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $10.70         10
EQ/MONTAG & CALDWELL GROWTH......  1.35%          B          $ 5.37        415
EQ/MONTAG & CALDWELL GROWTH......  1.40%          B          $ 5.33      3,105
EQ/MONTAG & CALDWELL GROWTH......  1.50%          B          $ 5.26      5,002
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $ 5.23      4,755
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $10.69          7
EQ/MONTAG & CALDWELL GROWTH......  1.60%          B          $ 5.19        880
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $ 5.16      5,784
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $10.69          4
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $ 5.13        816
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $10.69         --
EQ/MONTAG & CALDWELL GROWTH......  1.80%          B          $ 5.06         13
EQ/MONTAG & CALDWELL GROWTH......  1.90%          B          $ 4.99         --

EQ/MORGAN STANLEY MID CAP GROWTH.  0.65%          A          $ 9.61          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          A          $12.21        677
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          A          $12.14        174
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          A          $12.11        304
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          A          $12.10         26
EQ/MORGAN STANLEY MID CAP GROWTH.  0.50%          B          $16.32         --
EQ/MORGAN STANLEY MID CAP GROWTH.  0.95%          B          $15.83          7
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B          $15.57      1,343
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B          $15.51      3,877
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B          $15.46      5,727
EQ/MORGAN STANLEY MID CAP GROWTH.  1.35%          B          $15.41        463
EQ/MORGAN STANLEY MID CAP GROWTH.  1.40%          B          $15.36      2,592
EQ/MORGAN STANLEY MID CAP GROWTH.  1.50%          B          $15.25      5,546
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          B          $15.20      6,242
EQ/MORGAN STANLEY MID CAP GROWTH.  1.60%          B          $15.15        562
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          B          $15.10      9,136
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          B          $15.05        927
EQ/MORGAN STANLEY MID CAP GROWTH.  1.80%          B          $14.95          3
EQ/MORGAN STANLEY MID CAP GROWTH.  1.90%          B          $14.85         --

EQ/MUTUAL LARGE CAP EQUITY.......  0.65%          A          $ 9.76         --
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          A          $10.72         40
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          A          $10.67          8
EQ/MUTUAL LARGE CAP EQUITY.......  1.65%          A          $10.64         27
EQ/MUTUAL LARGE CAP EQUITY.......  1.70%          A          $10.63          2
EQ/MUTUAL LARGE CAP EQUITY.......  0.50%          B          $ 8.82         --
EQ/MUTUAL LARGE CAP EQUITY.......  0.95%          B          $ 8.61          1
EQ/MUTUAL LARGE CAP EQUITY.......  1.20%          B          $ 8.49        576
EQ/MUTUAL LARGE CAP EQUITY.......  1.25%          B          $ 8.47      1,950
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          B          $ 8.45      4,725
EQ/MUTUAL LARGE CAP EQUITY.......  1.35%          B          $ 8.42        134
EQ/MUTUAL LARGE CAP EQUITY.......  1.40%          B          $ 8.40        812
EQ/MUTUAL LARGE CAP EQUITY.......  1.50%          B          $ 8.36      1,688
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          B          $ 8.33      3,064

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                   UNITS
                            CONTRACT                            OUTSTANDING
                            CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                            -------- --------------- ---------- -----------
EQ/MUTUAL LARGE CAP EQUITY.  1.60%          B          $ 8.31        286
EQ/MUTUAL LARGE CAP EQUITY.  1.65%          B          $ 8.29      8,848
EQ/MUTUAL LARGE CAP EQUITY.  1.70%          B          $ 8.27      1,002
EQ/MUTUAL LARGE CAP EQUITY.  1.80%          B          $ 8.22         --
EQ/MUTUAL LARGE CAP EQUITY.  1.90%          B          $ 8.18         --

EQ/OPPENHEIMER GLOBAL......  0.65%          A          $ 9.19         --
EQ/OPPENHEIMER GLOBAL......  1.30%          A          $10.49        410
EQ/OPPENHEIMER GLOBAL......  1.55%          A          $10.44         73
EQ/OPPENHEIMER GLOBAL......  1.65%          A          $10.42        221
EQ/OPPENHEIMER GLOBAL......  1.70%          A          $10.40         14
EQ/OPPENHEIMER GLOBAL......  0.50%          B          $ 9.91         --
EQ/OPPENHEIMER GLOBAL......  0.95%          B          $ 9.68         --
EQ/OPPENHEIMER GLOBAL......  1.20%          B          $ 9.55      1,013
EQ/OPPENHEIMER GLOBAL......  1.25%          B          $ 9.52      2,371
EQ/OPPENHEIMER GLOBAL......  1.30%          B          $ 9.50      5,123
EQ/OPPENHEIMER GLOBAL......  1.35%          B          $ 9.47        286
EQ/OPPENHEIMER GLOBAL......  1.40%          B          $ 9.45      1,975
EQ/OPPENHEIMER GLOBAL......  1.50%          B          $ 9.40      3,395
EQ/OPPENHEIMER GLOBAL......  1.55%          B          $ 9.37      4,639
EQ/OPPENHEIMER GLOBAL......  1.60%          B          $ 9.35        554
EQ/OPPENHEIMER GLOBAL......  1.65%          B          $ 9.32      8,411
EQ/OPPENHEIMER GLOBAL......  1.70%          B          $ 9.30      1,215
EQ/OPPENHEIMER GLOBAL......  1.80%          B          $ 9.25         26
EQ/OPPENHEIMER GLOBAL......  1.90%          B          $ 9.20         --

EQ/PIMCO ULTRA SHORT BOND..  0.65%          A          $ 9.92         --
EQ/PIMCO ULTRA SHORT BOND..  1.30%          A          $ 9.84        720
EQ/PIMCO ULTRA SHORT BOND..  1.55%          A          $ 9.79        179
EQ/PIMCO ULTRA SHORT BOND..  1.65%          A          $ 9.77        404
EQ/PIMCO ULTRA SHORT BOND..  1.70%          A          $ 9.76        547
EQ/PIMCO ULTRA SHORT BOND..  0.50%          B          $11.32         --
EQ/PIMCO ULTRA SHORT BOND..  0.95%          B          $10.98         --
EQ/PIMCO ULTRA SHORT BOND..  1.20%          B          $10.80      3,309
EQ/PIMCO ULTRA SHORT BOND..  1.25%          B          $10.76     11,075
EQ/PIMCO ULTRA SHORT BOND..  1.30%          B          $ 9.36     16,930
EQ/PIMCO ULTRA SHORT BOND..  1.35%          B          $10.69      1,490
EQ/PIMCO ULTRA SHORT BOND..  1.40%          B          $10.65      6,378
EQ/PIMCO ULTRA SHORT BOND..  1.50%          B          $10.58     16,504
EQ/PIMCO ULTRA SHORT BOND..  1.55%          B          $10.54     13,482
EQ/PIMCO ULTRA SHORT BOND..  1.60%          B          $10.51      3,170
EQ/PIMCO ULTRA SHORT BOND..  1.65%          B          $10.47     33,009
EQ/PIMCO ULTRA SHORT BOND..  1.70%          B          $10.44      5,586
EQ/PIMCO ULTRA SHORT BOND..  1.80%          B          $10.37         14
EQ/PIMCO ULTRA SHORT BOND..  1.90%          B          $10.30         16

EQ/QUALITY BOND PLUS.......  0.50%          B          $19.94         --
EQ/QUALITY BOND PLUS.......  0.95%          B          $18.36         --
EQ/QUALITY BOND PLUS.......  1.20%          B          $17.53      2,206
EQ/QUALITY BOND PLUS.......  1.25%          B          $11.30      4,817
EQ/QUALITY BOND PLUS.......  1.30%          B          $11.20      6,495
EQ/QUALITY BOND PLUS.......  1.35%          B          $17.05        344
EQ/QUALITY BOND PLUS.......  1.40%          B          $16.90      3,757
EQ/QUALITY BOND PLUS.......  1.50%          B          $11.07      7,597

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/QUALITY BOND PLUS..........  1.55%          B          $16.43      4,345
EQ/QUALITY BOND PLUS..........  1.60%          B          $16.28      1,226
EQ/QUALITY BOND PLUS..........  1.65%          B          $10.93      8,790
EQ/QUALITY BOND PLUS..........  1.70%          B          $15.98        816
EQ/QUALITY BOND PLUS..........  1.80%          B          $15.69          4
EQ/QUALITY BOND PLUS..........  1.90%          B          $15.40          5

EQ/SMALL COMPANY INDEX........  0.65%          A          $10.20         --
EQ/SMALL COMPANY INDEX........  1.30%          A          $12.73        154
EQ/SMALL COMPANY INDEX........  1.55%          A          $12.66         31
EQ/SMALL COMPANY INDEX........  1.65%          A          $12.63         70
EQ/SMALL COMPANY INDEX........  1.70%          A          $12.62         17
EQ/SMALL COMPANY INDEX........  0.50%          B          $17.79         --
EQ/SMALL COMPANY INDEX........  0.95%          B          $16.70          5
EQ/SMALL COMPANY INDEX........  1.20%          B          $16.11      1,831
EQ/SMALL COMPANY INDEX........  1.25%          B          $13.80      3,244
EQ/SMALL COMPANY INDEX........  1.30%          B          $13.70      4,801
EQ/SMALL COMPANY INDEX........  1.35%          B          $15.78        657
EQ/SMALL COMPANY INDEX........  1.40%          B          $15.66      2,910
EQ/SMALL COMPANY INDEX........  1.50%          B          $13.51      4,194
EQ/SMALL COMPANY INDEX........  1.55%          B          $15.33      4,203
EQ/SMALL COMPANY INDEX........  1.60%          B          $15.23      1,200
EQ/SMALL COMPANY INDEX........  1.65%          B          $13.34      6,575
EQ/SMALL COMPANY INDEX........  1.70%          B          $15.01        734
EQ/SMALL COMPANY INDEX........  1.80%          B          $14.80          5
EQ/SMALL COMPANY INDEX........  1.90%          B          $14.59          2

EQ/T. ROWE PRICE GROWTH STOCK.  0.65%          A          $ 9.96          2
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          A          $11.56        559
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          A          $11.50         96
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          A          $11.48        225
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          A          $11.46          7
EQ/T. ROWE PRICE GROWTH STOCK.  0.50%          B          $19.02         --
EQ/T. ROWE PRICE GROWTH STOCK.  0.95%          B          $17.11          1
EQ/T. ROWE PRICE GROWTH STOCK.  1.20%          B          $16.12      1,328
EQ/T. ROWE PRICE GROWTH STOCK.  1.25%          B          $15.93      2,129
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          B          $ 6.02     10,314
EQ/T. ROWE PRICE GROWTH STOCK.  1.35%          B          $15.56        385
EQ/T. ROWE PRICE GROWTH STOCK.  1.40%          B          $15.38      2,202
EQ/T. ROWE PRICE GROWTH STOCK.  1.50%          B          $15.01      3,715
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          B          $14.84      4,329
EQ/T. ROWE PRICE GROWTH STOCK.  1.60%          B          $14.66      1,076
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          B          $14.49      5,792
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          B          $14.32        571
EQ/T. ROWE PRICE GROWTH STOCK.  1.80%          B          $13.98          7
EQ/T. ROWE PRICE GROWTH STOCK.  1.90%          B          $13.65         11

EQ/TEMPLETON GLOBAL EQUITY....  0.65%          A          $ 9.14         --
EQ/TEMPLETON GLOBAL EQUITY....  1.30%          A          $ 9.86         69
EQ/TEMPLETON GLOBAL EQUITY....  1.55%          A          $ 9.81         30
EQ/TEMPLETON GLOBAL EQUITY....  1.65%          A          $ 9.79         37
EQ/TEMPLETON GLOBAL EQUITY....  1.70%          A          $ 9.78          8
EQ/TEMPLETON GLOBAL EQUITY....  0.50%          B          $ 8.18         --
EQ/TEMPLETON GLOBAL EQUITY....  0.95%          B          $ 7.99          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                             -------- --------------- ---------- -----------
EQ/TEMPLETON GLOBAL EQUITY..  1.20%          B          $ 7.88        434
EQ/TEMPLETON GLOBAL EQUITY..  1.25%          B          $ 7.86      1,615
EQ/TEMPLETON GLOBAL EQUITY..  1.30%          B          $ 7.84      4,890
EQ/TEMPLETON GLOBAL EQUITY..  1.35%          B          $ 7.82        158
EQ/TEMPLETON GLOBAL EQUITY..  1.40%          B          $ 7.80        711
EQ/TEMPLETON GLOBAL EQUITY..  1.50%          B          $ 7.76      1,923
EQ/TEMPLETON GLOBAL EQUITY..  1.55%          B          $ 7.73      3,403
EQ/TEMPLETON GLOBAL EQUITY..  1.60%          B          $ 7.71        394
EQ/TEMPLETON GLOBAL EQUITY..  1.65%          B          $ 7.69      7,664
EQ/TEMPLETON GLOBAL EQUITY..  1.70%          B          $ 7.67        657
EQ/TEMPLETON GLOBAL EQUITY..  1.80%          B          $ 7.63          2
EQ/TEMPLETON GLOBAL EQUITY..  1.90%          B          $ 7.59         --

EQ/UBS GROWTH & INCOME......  0.50%          B          $ 5.77         --
EQ/UBS GROWTH & INCOME......  0.95%          B          $ 5.44         --
EQ/UBS GROWTH & INCOME......  1.20%          B          $ 5.26        384
EQ/UBS GROWTH & INCOME......  1.25%          B          $ 5.22      1,683
EQ/UBS GROWTH & INCOME......  1.30%          B          $ 2.04      5,726
EQ/UBS GROWTH & INCOME......  1.35%          B          $ 5.16         77
EQ/UBS GROWTH & INCOME......  1.40%          B          $ 5.12        543
EQ/UBS GROWTH & INCOME......  1.50%          B          $ 5.05      2,959
EQ/UBS GROWTH & INCOME......  1.55%          B          $ 5.02      2,795
EQ/UBS GROWTH & INCOME......  1.60%          B          $ 4.99        207
EQ/UBS GROWTH & INCOME......  1.65%          B          $ 4.95      2,796
EQ/UBS GROWTH & INCOME......  1.70%          B          $ 4.92        186
EQ/UBS GROWTH & INCOME......  1.80%          B          $ 4.86         --
EQ/UBS GROWTH & INCOME......  1.90%          B          $ 4.79         --

EQ/VAN KAMPEN COMSTOCK......  0.65%          A          $10.08         --
EQ/VAN KAMPEN COMSTOCK......  1.30%          A          $11.29         82
EQ/VAN KAMPEN COMSTOCK......  1.55%          A          $11.23         23
EQ/VAN KAMPEN COMSTOCK......  1.65%          A          $11.20         27
EQ/VAN KAMPEN COMSTOCK......  1.70%          A          $11.19         10
EQ/VAN KAMPEN COMSTOCK......  0.50%          B          $10.52         --
EQ/VAN KAMPEN COMSTOCK......  0.95%          B          $10.20          1
EQ/VAN KAMPEN COMSTOCK......  1.20%          B          $10.03        438
EQ/VAN KAMPEN COMSTOCK......  1.25%          B          $10.00      3,403
EQ/VAN KAMPEN COMSTOCK......  1.30%          B          $ 9.96      2,990
EQ/VAN KAMPEN COMSTOCK......  1.35%          B          $ 9.93        195
EQ/VAN KAMPEN COMSTOCK......  1.40%          B          $ 9.90        884
EQ/VAN KAMPEN COMSTOCK......  1.50%          B          $ 9.83      2,948
EQ/VAN KAMPEN COMSTOCK......  1.55%          B          $ 9.80      2,264
EQ/VAN KAMPEN COMSTOCK......  1.60%          B          $ 9.76        335
EQ/VAN KAMPEN COMSTOCK......  1.65%          B          $ 9.73     10,113
EQ/VAN KAMPEN COMSTOCK......  1.70%          B          $ 9.70        581
EQ/VAN KAMPEN COMSTOCK......  1.80%          B          $ 9.63          3
EQ/VAN KAMPEN COMSTOCK......  1.90%          B          $ 9.57         --

EQ/WELLS FARGO OMEGA GROWTH.  0.50%          B          $11.63         --
EQ/WELLS FARGO OMEGA GROWTH.  0.65%          B          $ 9.92         --
EQ/WELLS FARGO OMEGA GROWTH.  0.95%          B          $10.97         14
EQ/WELLS FARGO OMEGA GROWTH.  1.20%          B          $10.61      2,717
EQ/WELLS FARGO OMEGA GROWTH.  1.25%          B          $14.23      3,664
EQ/WELLS FARGO OMEGA GROWTH.  1.30%          B          $ 8.67        520

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                 -------- --------------- ---------- -----------
EQ/WELLS FARGO OMEGA GROWTH.....................  1.30%          B          $14.13      5,493
EQ/WELLS FARGO OMEGA GROWTH.....................  1.35%          B          $10.41        454
EQ/WELLS FARGO OMEGA GROWTH.....................  1.40%          B          $10.34      3,990
EQ/WELLS FARGO OMEGA GROWTH.....................  1.50%          B          $13.93      5,190
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $ 8.65        149
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $10.13      7,538
EQ/WELLS FARGO OMEGA GROWTH.....................  1.60%          B          $10.07      1,319
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $ 8.65        180
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $13.76      7,891
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $ 8.64         15
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $ 9.94      1,264
EQ/WELLS FARGO OMEGA GROWTH.....................  1.80%          B          $ 9.81         --
EQ/WELLS FARGO OMEGA GROWTH.....................  1.90%          B          $ 9.68          1

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  0.65%   SERVICE CLASS 2   $ 9.41         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.30%   SERVICE CLASS 2   $10.85         37
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.55%   SERVICE CLASS 2   $10.79         10
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.65%   SERVICE CLASS 2   $10.77         24
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.70%   SERVICE CLASS 2   $10.76          3

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.65%   SERVICE CLASS 2   $10.06          5
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.30%   SERVICE CLASS 2   $11.49      1,082
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.55%   SERVICE CLASS 2   $11.42        209
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.65%   SERVICE CLASS 2   $11.40        678
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.70%   SERVICE CLASS 2   $11.39         43

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.96         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.62         11
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.60         10
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.59         24
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.58          1

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.93         --
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.50         38
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.48          6
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.47          4
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.47         --

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.85         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.35         11
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.33         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.32          2
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.31         --

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.83         --
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.28         14
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.26          2
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.25          2
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.24         --

FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.65%   SERVICE CLASS 2   $ 9.00          2
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.30%   SERVICE CLASS 2   $11.36        513
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.55%   SERVICE CLASS 2   $11.30        125
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.65%   SERVICE CLASS 2   $11.27        215
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.70%   SERVICE CLASS 2   $11.26         35

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......  0.65%   SERVICE CLASS 2   $10.16         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.30%   SERVICE CLASS 2   $11.24       705
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.55%   SERVICE CLASS 2   $11.18       125
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.65%   SERVICE CLASS 2   $11.16       579
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.70%   SERVICE CLASS 2   $11.14       103

FRANKLIN INCOME SECURITIES FUND.......................  0.65%       CLASS 2       $10.29        --
FRANKLIN INCOME SECURITIES FUND.......................  1.30%       CLASS 2       $10.99       284
FRANKLIN INCOME SECURITIES FUND.......................  1.55%       CLASS 2       $10.93        54
FRANKLIN INCOME SECURITIES FUND.......................  1.65%       CLASS 2       $10.91       132
FRANKLIN INCOME SECURITIES FUND.......................  1.70%       CLASS 2       $10.90       107

FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  0.65%       CLASS 2       $10.12        --
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.30%       CLASS 2       $11.25       525
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.55%       CLASS 2       $11.19       124
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.65%       CLASS 2       $11.17       286
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.70%       CLASS 2       $11.15       104

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  0.65%       CLASS 2       $ 9.86        --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.30%       CLASS 2       $10.32        70
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.55%       CLASS 2       $10.27         7
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.65%       CLASS 2       $10.25        51
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.70%       CLASS 2       $10.24        13

GOLDMAN SACHS VIT MID CAP VALUE FUND..................  0.65%   SERVICE SHARES    $ 9.79        --
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.30%   SERVICE SHARES    $11.89       331
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.55%   SERVICE SHARES    $11.83        57
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.65%   SERVICE SHARES    $11.80       146
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.70%   SERVICE SHARES    $11.79         8

INVESCO V.I. DIVIDEND GROWTH FUND.....................  0.65%      SERIES II      $10.18        --
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.30%      SERIES II      $10.50        47
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.55%      SERIES II      $10.44        29
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.65%      SERIES II      $10.42        27
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.70%      SERIES II      $10.41         7

INVESCO V.I. GLOBAL REAL ESTATE FUND..................  0.65%      SERIES II      $ 8.99         2
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.30%      SERIES II      $10.89       842
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.55%      SERIES II      $10.83       154
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.65%      SERIES II      $10.81       413
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.70%      SERIES II      $10.80        68

INVESCO V.I. HIGH YIELD FUND..........................  0.65%      SERIES II      $ 9.99        --
INVESCO V.I. HIGH YIELD FUND..........................  1.30%      SERIES II      $ 9.69       109
INVESCO V.I. HIGH YIELD FUND..........................  1.55%      SERIES II      $ 9.67        24
INVESCO V.I. HIGH YIELD FUND..........................  1.65%      SERIES II      $ 9.66        64
INVESCO V.I. HIGH YIELD FUND..........................  1.70%      SERIES II      $ 9.66        10

INVESCO V.I. INTERNATIONAL GROWTH FUND................  0.65%      SERIES II      $ 9.19         1
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.30%      SERIES II      $10.46       554
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.55%      SERIES II      $10.40       120
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.65%      SERIES II      $10.38       211
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.70%      SERIES II      $10.37        18

INVESCO V.I. LEISURE FUND.............................  0.65%      SERIES II      $ 9.94        --
INVESCO V.I. LEISURE FUND.............................  1.30%      SERIES II      $11.71        17
INVESCO V.I. LEISURE FUND.............................  1.55%      SERIES II      $11.65         3
INVESCO V.I. LEISURE FUND.............................  1.65%      SERIES II      $11.62         6
INVESCO V.I. LEISURE FUND.............................  1.70%      SERIES II      $11.61         1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                        -------- --------------- ---------- -----------
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.65%      SERIES II      $ 9.67        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.30%      SERIES II      $10.77       149
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.55%      SERIES II      $10.71        30
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.65%      SERIES II      $10.69        50
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.70%      SERIES II      $10.67         5

INVESCO V.I. SMALL CAP EQUITY FUND.....  0.65%      SERIES II      $10.61        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.30%      SERIES II      $13.19        95
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.55%      SERIES II      $13.12        41
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.65%      SERIES II      $13.09        43
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.70%      SERIES II      $13.08         7

IVY FUNDS VIP ASSET STRATEGY...........  0.65%    COMMON SHARES    $ 9.24        --
IVY FUNDS VIP ASSET STRATEGY...........  1.30%    COMMON SHARES    $ 9.02       362
IVY FUNDS VIP ASSET STRATEGY...........  1.55%    COMMON SHARES    $ 8.99        39
IVY FUNDS VIP ASSET STRATEGY...........  1.65%    COMMON SHARES    $ 8.99       289
IVY FUNDS VIP ASSET STRATEGY...........  1.70%    COMMON SHARES    $ 8.98        28

IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  0.65%    COMMON SHARES    $ 9.96        --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.30%    COMMON SHARES    $10.97       352
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.55%    COMMON SHARES    $10.91       140
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.65%    COMMON SHARES    $10.89       174
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.70%    COMMON SHARES    $10.88        30

IVY FUNDS VIP ENERGY...................  0.65%    COMMON SHARES    $10.04        --
IVY FUNDS VIP ENERGY...................  1.30%    COMMON SHARES    $11.15       448
IVY FUNDS VIP ENERGY...................  1.55%    COMMON SHARES    $11.09       133
IVY FUNDS VIP ENERGY...................  1.65%    COMMON SHARES    $11.07       169
IVY FUNDS VIP ENERGY...................  1.70%    COMMON SHARES    $11.06        21

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  0.65%    COMMON SHARES    $ 8.69         2
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.30%    COMMON SHARES    $ 9.27       463
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.55%    COMMON SHARES    $ 9.22       131
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.65%    COMMON SHARES    $ 9.20       224
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.70%    COMMON SHARES    $ 9.19        32

IVY FUNDS VIP HIGH INCOME..............  0.65%    COMMON SHARES    $10.55         7
IVY FUNDS VIP HIGH INCOME..............  1.30%    COMMON SHARES    $12.13       819
IVY FUNDS VIP HIGH INCOME..............  1.55%    COMMON SHARES    $12.06       216
IVY FUNDS VIP HIGH INCOME..............  1.65%    COMMON SHARES    $12.04       722
IVY FUNDS VIP HIGH INCOME..............  1.70%    COMMON SHARES    $12.02       162

IVY FUNDS VIP MID CAP GROWTH...........  0.65%    COMMON SHARES    $10.64        --
IVY FUNDS VIP MID CAP GROWTH...........  1.30%    COMMON SHARES    $13.29       402
IVY FUNDS VIP MID CAP GROWTH...........  1.55%    COMMON SHARES    $13.22       108
IVY FUNDS VIP MID CAP GROWTH...........  1.65%    COMMON SHARES    $13.19       278
IVY FUNDS VIP MID CAP GROWTH...........  1.70%    COMMON SHARES    $13.17        28

IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  0.65%    COMMON SHARES    $ 9.65        --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.30%    COMMON SHARES    $10.99       350
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.55%    COMMON SHARES    $10.93       117
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.65%    COMMON SHARES    $10.91       130
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.70%    COMMON SHARES    $10.90        17

IVY FUNDS VIP SMALL CAP GROWTH.........  0.65%    COMMON SHARES    $ 9.92        --
IVY FUNDS VIP SMALL CAP GROWTH.........  1.30%    COMMON SHARES    $11.86       275
IVY FUNDS VIP SMALL CAP GROWTH.........  1.55%    COMMON SHARES    $11.79        57

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                     -------- --------------- ---------- -----------
IVY FUNDS VIP SMALL CAP GROWTH......................  1.65%   COMMON SHARES     $11.77        159
IVY FUNDS VIP SMALL CAP GROWTH......................  1.70%   COMMON SHARES     $11.76          6

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.65%   SERVICE SHARES    $ 8.09          2
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.30%   SERVICE SHARES    $10.01      1,497
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.55%   SERVICE SHARES    $ 9.95        381
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.65%   SERVICE SHARES    $ 9.93        786
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.70%   SERVICE SHARES    $ 9.92         70

LORD ABBETT BOND DEBENTURE PORTFOLIO................  0.65%     VC SHARES       $10.36         --
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.30%     VC SHARES       $10.06         36
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.55%     VC SHARES       $10.03         12
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.65%     VC SHARES       $10.03         31
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.70%     VC SHARES       $10.02          3

LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  0.65%     VC SHARES       $ 9.54         --
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.30%     VC SHARES       $ 8.70         88
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.55%     VC SHARES       $ 8.68          7
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.65%     VC SHARES       $ 8.68         26
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.70%     VC SHARES       $ 8.67         --

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  0.65%     VC SHARES       $ 9.54         --
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.30%     VC SHARES       $ 8.31         42
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.55%     VC SHARES       $ 8.30         19
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.65%     VC SHARES       $ 8.29         10
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.70%     VC SHARES       $ 8.28          2

MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.65%   SERVICE CLASS     $ 9.74         --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.30%   SERVICE CLASS     $10.50        789
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.55%   SERVICE CLASS     $10.44        207
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.65%   SERVICE CLASS     $10.42        324
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.70%   SERVICE CLASS     $10.41         34

MFS(R) INVESTORS GROWTH STOCK SERIES................  0.65%   SERVICE CLASS     $10.20         --
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.30%   SERVICE CLASS     $11.45        150
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.55%   SERVICE CLASS     $11.39         52
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.65%   SERVICE CLASS     $11.36         81
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.70%   SERVICE CLASS     $11.35          3

MFS(R) INVESTORS TRUST SERIES.......................  0.65%   SERVICE CLASS     $ 9.95         --
MFS(R) INVESTORS TRUST SERIES.......................  1.30%   SERVICE CLASS     $10.87        151
MFS(R) INVESTORS TRUST SERIES.......................  1.55%   SERVICE CLASS     $10.81         32
MFS(R) INVESTORS TRUST SERIES.......................  1.65%   SERVICE CLASS     $10.79         55
MFS(R) INVESTORS TRUST SERIES.......................  1.70%   SERVICE CLASS     $10.78          5

MFS(R) TECHNOLOGY PORTFOLIO.........................  0.65%   SERVICE CLASS     $10.20         --
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.30%   SERVICE CLASS     $12.14        149
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.55%   SERVICE CLASS     $12.08         76
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.65%   SERVICE CLASS     $12.05         69
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.70%   SERVICE CLASS     $12.04          3

MFS(R) UTILITIES SERIES.............................  0.65%   SERVICE CLASS     $10.72          2
MFS(R) UTILITIES SERIES.............................  1.30%   SERVICE CLASS     $12.40        256
MFS(R) UTILITIES SERIES.............................  1.55%   SERVICE CLASS     $12.34         70
MFS(R) UTILITIES SERIES.............................  1.65%   SERVICE CLASS     $12.31        135
MFS(R) UTILITIES SERIES.............................  1.70%   SERVICE CLASS     $12.30         28

MULTIMANAGER AGGRESSIVE EQUITY......................  0.50%         B           $62.56         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                    -------- --------------- ---------- -----------
MULTIMANAGER AGGRESSIVE EQUITY.....  0.95%          B          $55.62         --
MULTIMANAGER AGGRESSIVE EQUITY.....  1.20%          B          $52.09        851
MULTIMANAGER AGGRESSIVE EQUITY.....  1.25%          B          $11.06      4,634
MULTIMANAGER AGGRESSIVE EQUITY.....  1.30%          B          $10.91      3,713
MULTIMANAGER AGGRESSIVE EQUITY.....  1.35%          B          $50.08        283
MULTIMANAGER AGGRESSIVE EQUITY.....  1.40%          B          $49.42      1,479
MULTIMANAGER AGGRESSIVE EQUITY.....  1.50%          B          $10.83      7,336
MULTIMANAGER AGGRESSIVE EQUITY.....  1.55%          B          $47.51        903
MULTIMANAGER AGGRESSIVE EQUITY.....  1.60%          B          $46.89        593
MULTIMANAGER AGGRESSIVE EQUITY.....  1.65%          B          $10.69      7,857
MULTIMANAGER AGGRESSIVE EQUITY.....  1.70%          B          $45.67        206
MULTIMANAGER AGGRESSIVE EQUITY.....  1.80%          B          $44.48          8
MULTIMANAGER AGGRESSIVE EQUITY.....  1.90%          B          $43.32          1

MULTIMANAGER CORE BOND.............  0.50%          B          $15.52         --
MULTIMANAGER CORE BOND.............  0.95%          B          $14.83         --
MULTIMANAGER CORE BOND.............  1.20%          B          $14.46      6,905
MULTIMANAGER CORE BOND.............  1.25%          B          $13.38      8,406
MULTIMANAGER CORE BOND.............  1.30%          B          $13.35     13,377
MULTIMANAGER CORE BOND.............  1.35%          B          $14.24        745
MULTIMANAGER CORE BOND.............  1.40%          B          $14.17     12,234
MULTIMANAGER CORE BOND.............  1.50%          B          $13.10     13,565
MULTIMANAGER CORE BOND.............  1.55%          B          $13.96     11,025
MULTIMANAGER CORE BOND.............  1.60%          B          $13.88      3,671
MULTIMANAGER CORE BOND.............  1.65%          B          $12.93     23,505
MULTIMANAGER CORE BOND.............  1.70%          B          $13.74      2,442
MULTIMANAGER CORE BOND.............  1.80%          B          $13.61         28
MULTIMANAGER CORE BOND.............  1.90%          B          $13.47          2

MULTIMANAGER INTERNATIONAL EQUITY..  0.50%          B          $11.66         --
MULTIMANAGER INTERNATIONAL EQUITY..  0.95%          B          $11.14         --
MULTIMANAGER INTERNATIONAL EQUITY..  1.20%          B          $10.86      2,038
MULTIMANAGER INTERNATIONAL EQUITY..  1.25%          B          $11.73      3,045
MULTIMANAGER INTERNATIONAL EQUITY..  1.30%          B          $11.67      3,762
MULTIMANAGER INTERNATIONAL EQUITY..  1.35%          B          $10.70        349
MULTIMANAGER INTERNATIONAL EQUITY..  1.40%          B          $10.65      3,343
MULTIMANAGER INTERNATIONAL EQUITY..  1.50%          B          $11.48      4,548
MULTIMANAGER INTERNATIONAL EQUITY..  1.55%          B          $10.49      3,858
MULTIMANAGER INTERNATIONAL EQUITY..  1.60%          B          $10.43      1,097
MULTIMANAGER INTERNATIONAL EQUITY..  1.65%          B          $11.34      7,106
MULTIMANAGER INTERNATIONAL EQUITY..  1.70%          B          $10.33        719
MULTIMANAGER INTERNATIONAL EQUITY..  1.80%          B          $10.22          7
MULTIMANAGER INTERNATIONAL EQUITY..  1.90%          B          $10.12          1

MULTIMANAGER LARGE CAP CORE EQUITY.  0.50%          B          $10.91         --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.95%          B          $10.43         --
MULTIMANAGER LARGE CAP CORE EQUITY.  1.20%          B          $10.17      1,361
MULTIMANAGER LARGE CAP CORE EQUITY.  1.25%          B          $11.07        903
MULTIMANAGER LARGE CAP CORE EQUITY.  1.30%          B          $11.01        992
MULTIMANAGER LARGE CAP CORE EQUITY.  1.35%          B          $10.01        151
MULTIMANAGER LARGE CAP CORE EQUITY.  1.40%          B          $ 9.96      2,299
MULTIMANAGER LARGE CAP CORE EQUITY.  1.50%          B          $10.84      1,438
MULTIMANAGER LARGE CAP CORE EQUITY.  1.55%          B          $ 9.81      1,154
MULTIMANAGER LARGE CAP CORE EQUITY.  1.60%          B          $ 9.76        806

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                    -------- --------------- ---------- -----------
MULTIMANAGER LARGE CAP CORE EQUITY.  1.65%          B          $10.70      2,701
MULTIMANAGER LARGE CAP CORE EQUITY.  1.70%          B          $ 9.67        380
MULTIMANAGER LARGE CAP CORE EQUITY.  1.80%          B          $ 9.57          1
MULTIMANAGER LARGE CAP CORE EQUITY.  1.90%          B          $ 9.47         --

MULTIMANAGER LARGE CAP VALUE.......  0.50%          B          $12.44         --
MULTIMANAGER LARGE CAP VALUE.......  0.95%          B          $11.89         14
MULTIMANAGER LARGE CAP VALUE.......  1.20%          B          $11.59      2,549
MULTIMANAGER LARGE CAP VALUE.......  1.25%          B          $12.48      2,652
MULTIMANAGER LARGE CAP VALUE.......  1.30%          B          $12.41      2,985
MULTIMANAGER LARGE CAP VALUE.......  1.35%          B          $11.42        281
MULTIMANAGER LARGE CAP VALUE.......  1.40%          B          $11.36      4,168
MULTIMANAGER LARGE CAP VALUE.......  1.50%          B          $12.22      4,306
MULTIMANAGER LARGE CAP VALUE.......  1.55%          B          $11.19      2,766
MULTIMANAGER LARGE CAP VALUE.......  1.60%          B          $11.13      1,647
MULTIMANAGER LARGE CAP VALUE.......  1.65%          B          $12.06      5,127
MULTIMANAGER LARGE CAP VALUE.......  1.70%          B          $11.02        773
MULTIMANAGER LARGE CAP VALUE.......  1.80%          B          $10.91         21
MULTIMANAGER LARGE CAP VALUE.......  1.90%          B          $10.80          3

MULTIMANAGER MID CAP GROWTH........  0.50%          B          $11.64         --
MULTIMANAGER MID CAP GROWTH........  0.95%          B          $11.12         --
MULTIMANAGER MID CAP GROWTH........  1.20%          B          $10.85      2,966
MULTIMANAGER MID CAP GROWTH........  1.25%          B          $13.24      2,111
MULTIMANAGER MID CAP GROWTH........  1.30%          B          $13.17      2,147
MULTIMANAGER MID CAP GROWTH........  1.35%          B          $10.68        292
MULTIMANAGER MID CAP GROWTH........  1.40%          B          $10.63      4,834
MULTIMANAGER MID CAP GROWTH........  1.50%          B          $12.96      3,021
MULTIMANAGER MID CAP GROWTH........  1.55%          B          $10.47      2,342
MULTIMANAGER MID CAP GROWTH........  1.60%          B          $10.42      1,749
MULTIMANAGER MID CAP GROWTH........  1.65%          B          $12.80      4,196
MULTIMANAGER MID CAP GROWTH........  1.70%          B          $10.31        736
MULTIMANAGER MID CAP GROWTH........  1.80%          B          $10.21          6
MULTIMANAGER MID CAP GROWTH........  1.90%          B          $10.10          2

MULTIMANAGER MID CAP VALUE.........  0.50%          B          $14.20         --
MULTIMANAGER MID CAP VALUE.........  0.95%          B          $13.57         --
MULTIMANAGER MID CAP VALUE.........  1.20%          B          $13.23      2,406
MULTIMANAGER MID CAP VALUE.........  1.25%          B          $14.14      2,335
MULTIMANAGER MID CAP VALUE.........  1.30%          B          $14.07      2,972
MULTIMANAGER MID CAP VALUE.........  1.35%          B          $13.03        301
MULTIMANAGER MID CAP VALUE.........  1.40%          B          $12.96      4,173
MULTIMANAGER MID CAP VALUE.........  1.50%          B          $13.85      3,429
MULTIMANAGER MID CAP VALUE.........  1.55%          B          $12.77      2,860
MULTIMANAGER MID CAP VALUE.........  1.60%          B          $12.70      1,503
MULTIMANAGER MID CAP VALUE.........  1.65%          B          $13.67      4,856
MULTIMANAGER MID CAP VALUE.........  1.70%          B          $12.57        726
MULTIMANAGER MID CAP VALUE.........  1.80%          B          $12.45          6
MULTIMANAGER MID CAP VALUE.........  1.90%          B          $12.32          1

MULTIMANAGER MULTI-SECTOR BOND.....  0.50%          B          $36.45         --
MULTIMANAGER MULTI-SECTOR BOND.....  0.95%          B          $32.55          2
MULTIMANAGER MULTI-SECTOR BOND.....  1.20%          B          $30.55      1,900
MULTIMANAGER MULTI-SECTOR BOND.....  1.25%          B          $11.44      5,746
MULTIMANAGER MULTI-SECTOR BOND.....  1.30%          B          $11.29      3,670

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                -------- --------------- ---------- -----------
MULTIMANAGER MULTI-SECTOR BOND.  1.35%          B          $29.42        931
MULTIMANAGER MULTI-SECTOR BOND.  1.40%          B          $29.05      3,237
MULTIMANAGER MULTI-SECTOR BOND.  1.50%          B          $11.20      9,585
MULTIMANAGER MULTI-SECTOR BOND.  1.55%          B          $27.96      2,141
MULTIMANAGER MULTI-SECTOR BOND.  1.60%          B          $27.61      1,548
MULTIMANAGER MULTI-SECTOR BOND.  1.65%          B          $11.06      9,077
MULTIMANAGER MULTI-SECTOR BOND.  1.70%          B          $26.92        628
MULTIMANAGER MULTI-SECTOR BOND.  1.80%          B          $26.24          9
MULTIMANAGER MULTI-SECTOR BOND.  1.90%          B          $25.58         --

MULTIMANAGER SMALL CAP GROWTH..  0.50%          B          $ 7.99         --
MULTIMANAGER SMALL CAP GROWTH..  0.95%          B          $ 7.53         --
MULTIMANAGER SMALL CAP GROWTH..  1.20%          B          $ 7.28        574
MULTIMANAGER SMALL CAP GROWTH..  1.25%          B          $ 7.23      3,135
MULTIMANAGER SMALL CAP GROWTH..  1.30%          B          $ 4.14      7,121
MULTIMANAGER SMALL CAP GROWTH..  1.35%          B          $ 7.14        247
MULTIMANAGER SMALL CAP GROWTH..  1.40%          B          $ 7.09      1,141
MULTIMANAGER SMALL CAP GROWTH..  1.50%          B          $ 7.00      4,697
MULTIMANAGER SMALL CAP GROWTH..  1.55%          B          $ 6.95      4,125
MULTIMANAGER SMALL CAP GROWTH..  1.60%          B          $ 6.91        332
MULTIMANAGER SMALL CAP GROWTH..  1.65%          B          $ 6.86      6,318
MULTIMANAGER SMALL CAP GROWTH..  1.70%          B          $ 6.81        584
MULTIMANAGER SMALL CAP GROWTH..  1.80%          B          $ 6.72         --
MULTIMANAGER SMALL CAP GROWTH..  1.90%          B          $ 6.64         --

MULTIMANAGER SMALL CAP VALUE...  0.50%          B          $16.62         --
MULTIMANAGER SMALL CAP VALUE...  0.95%          B          $15.60          2
MULTIMANAGER SMALL CAP VALUE...  1.20%          B          $15.06      3,004
MULTIMANAGER SMALL CAP VALUE...  1.25%          B          $11.30      4,283
MULTIMANAGER SMALL CAP VALUE...  1.30%          B          $11.22      1,461
MULTIMANAGER SMALL CAP VALUE...  1.35%          B          $14.74      1,462
MULTIMANAGER SMALL CAP VALUE...  1.40%          B          $14.64      3,993
MULTIMANAGER SMALL CAP VALUE...  1.50%          B          $11.07      5,570
MULTIMANAGER SMALL CAP VALUE...  1.55%          B          $14.33      1,633
MULTIMANAGER SMALL CAP VALUE...  1.60%          B          $14.23      1,988
MULTIMANAGER SMALL CAP VALUE...  1.65%          B          $10.93      5,025
MULTIMANAGER SMALL CAP VALUE...  1.70%          B          $14.03        494
MULTIMANAGER SMALL CAP VALUE...  1.80%          B          $13.83         20
MULTIMANAGER SMALL CAP VALUE...  1.90%          B          $13.63          4

MULTIMANAGER TECHNOLOGY........  0.50%          B          $11.98         --
MULTIMANAGER TECHNOLOGY........  0.95%          B          $11.45         10
MULTIMANAGER TECHNOLOGY........  1.20%          B          $11.16      1,743
MULTIMANAGER TECHNOLOGY........  1.25%          B          $12.99      2,540
MULTIMANAGER TECHNOLOGY........  1.30%          B          $12.92      3,374
MULTIMANAGER TECHNOLOGY........  1.35%          B          $11.00        491
MULTIMANAGER TECHNOLOGY........  1.40%          B          $10.94      4,121
MULTIMANAGER TECHNOLOGY........  1.50%          B          $12.72      5,143
MULTIMANAGER TECHNOLOGY........  1.55%          B          $10.78      5,030
MULTIMANAGER TECHNOLOGY........  1.60%          B          $10.72      1,668
MULTIMANAGER TECHNOLOGY........  1.65%          B          $12.56      5,819
MULTIMANAGER TECHNOLOGY........  1.70%          B          $10.61        579
MULTIMANAGER TECHNOLOGY........  1.80%          B          $10.50         13
MULTIMANAGER TECHNOLOGY........  1.90%          B          $10.40         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------

MUTUAL SHARES SECURITIES FUND.........................  0.65%       CLASS 2       $10.00         --
MUTUAL SHARES SECURITIES FUND.........................  1.30%       CLASS 2       $10.49        322
MUTUAL SHARES SECURITIES FUND.........................  1.55%       CLASS 2       $10.44         62
MUTUAL SHARES SECURITIES FUND.........................  1.65%       CLASS 2       $10.42        131
MUTUAL SHARES SECURITIES FUND.........................  1.70%       CLASS 2       $10.40         24

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.65%    ADVISOR CLASS    $ 9.53         --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.30%    ADVISOR CLASS    $11.83        499
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.55%    ADVISOR CLASS    $11.77         69
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.65%    ADVISOR CLASS    $11.74        269
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.70%    ADVISOR CLASS    $11.73         63

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  0.65%    ADVISOR CLASS    $10.07          1
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.30%    ADVISOR CLASS    $11.65        398
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.55%    ADVISOR CLASS    $11.59        105
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.65%    ADVISOR CLASS    $11.56        270
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.70%    ADVISOR CLASS    $11.55         61

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.65%    ADVISOR CLASS    $10.60          1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.30%    ADVISOR CLASS    $11.71      1,444
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.55%    ADVISOR CLASS    $11.65        242
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.65%    ADVISOR CLASS    $11.63        967
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.70%    ADVISOR CLASS    $11.61        265

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.65%    ADVISOR CLASS    $10.01          8
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.30%    ADVISOR CLASS    $10.87      2,557
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.55%    ADVISOR CLASS    $10.82        460
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.65%    ADVISOR CLASS    $10.79      1,675
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.70%    ADVISOR CLASS    $10.78        477

PROFUND VP BEAR.......................................  0.65%    COMMON SHARES    $ 8.71         --
PROFUND VP BEAR.......................................  1.30%    COMMON SHARES    $ 7.05         67
PROFUND VP BEAR.......................................  1.55%    COMMON SHARES    $ 7.02         17
PROFUND VP BEAR.......................................  1.65%    COMMON SHARES    $ 7.00         32
PROFUND VP BEAR.......................................  1.70%    COMMON SHARES    $ 6.99          2

PROFUND VP BIOTECHNOLOGY..............................  0.65%    COMMON SHARES    $10.53         --
PROFUND VP BIOTECHNOLOGY..............................  1.30%    COMMON SHARES    $11.01        108
PROFUND VP BIOTECHNOLOGY..............................  1.55%    COMMON SHARES    $10.95         32
PROFUND VP BIOTECHNOLOGY..............................  1.65%    COMMON SHARES    $10.92         52
PROFUND VP BIOTECHNOLOGY..............................  1.70%    COMMON SHARES    $10.91          3

RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  0.65%    COMMON SHARES    $ 9.65         --
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.30%    COMMON SHARES    $ 9.50         19
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.55%    COMMON SHARES    $ 9.48          2
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.65%    COMMON SHARES    $ 9.47         17

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.70%   COMMON SHARES     $ 9.47          1

RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  0.65%   COMMON SHARES     $ 9.19         --
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.30%   COMMON SHARES     $ 8.98         20
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.55%   COMMON SHARES     $ 8.96          4
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.65%   COMMON SHARES     $ 8.96         16
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.70%   COMMON SHARES     $ 8.95          1

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  0.65%      CLASS II       $11.53         --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.30%      CLASS II       $13.06        242
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.55%      CLASS II       $12.99         84
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.65%      CLASS II       $12.96         88
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.70%      CLASS II       $12.95          6

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  0.65%      CLASS 2        $ 8.29         --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.30%      CLASS 2        $ 9.93        286
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.55%      CLASS 2        $ 9.87         64
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.65%      CLASS 2        $ 9.85        123
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.70%      CLASS 2        $ 9.84          5

TEMPLETON FOREIGN SECURITIES FUND.....................  0.65%      CLASS 2        $ 8.78          1
TEMPLETON FOREIGN SECURITIES FUND.....................  1.30%      CLASS 2        $ 9.51        276
TEMPLETON FOREIGN SECURITIES FUND.....................  1.55%      CLASS 2        $ 9.46         32
TEMPLETON FOREIGN SECURITIES FUND.....................  1.65%      CLASS 2        $ 9.44        144
TEMPLETON FOREIGN SECURITIES FUND.....................  1.70%      CLASS 2        $ 9.43         64

TEMPLETON GLOBAL BOND SECURITIES FUND.................  0.65%      CLASS 2        $ 9.76          4
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.30%      CLASS 2        $11.11      2,065
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.55%      CLASS 2        $11.05        431
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.65%      CLASS 2        $11.03      1,225
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.70%      CLASS 2        $11.01        221

TEMPLETON GROWTH SECURITIES FUND......................  0.65%      CLASS 2        $ 9.22         --
TEMPLETON GROWTH SECURITIES FUND......................  1.30%      CLASS 2        $ 9.46         62
TEMPLETON GROWTH SECURITIES FUND......................  1.55%      CLASS 2        $ 9.41          8
TEMPLETON GROWTH SECURITIES FUND......................  1.65%      CLASS 2        $ 9.39         25
TEMPLETON GROWTH SECURITIES FUND......................  1.70%      CLASS 2        $ 9.38          2

VAN ECK VIP GLOBAL HARD ASSETS FUND...................  0.65%   CLASS S SHARES    $ 9.16         --
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.30%   CLASS S SHARES    $10.76        873
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.55%   CLASS S SHARES    $10.70        187
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.65%   CLASS S SHARES    $10.68        391
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.70%   CLASS S SHARES    $10.66         72

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                    ALLIANCEBERNSTEIN
                                                                                ALLIANCEBERNSTEIN   VPS INTERNATIONAL
                                                                    ALL ASSET  VPS BALANCED WEALTH       GROWTH
                                                                   ALLOCATION* STRATEGY PORTFOLIO**    PORTFOLIO**
                                                                   ----------- -------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  67,982       $  36,297           $  79,530
  Expenses:
   Less: Asset-based charges......................................     42,104          25,686              43,095
                                                                    ---------       ---------           ---------

NET INVESTMENT INCOME (LOSS)......................................     25,878          10,611              36,435
                                                                    ---------       ---------           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     74,959          60,811              39,912
   Realized gain distribution from The Trusts.....................     93,773              --                  --
                                                                    ---------       ---------           ---------
  Net realized gain (loss)........................................    168,732          60,811              39,912
                                                                    ---------       ---------           ---------

  Change in unrealized appreciation (depreciation) of investments.   (415,166)       (127,670)           (689,783)
                                                                    ---------       ---------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (246,434)        (66,859)           (649,871)
                                                                    ---------       ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(220,556)      $ (56,248)          $(613,436)
                                                                    =========       =========           =========

                                                                   AMERICAN CENTURY
                                                                   VP LARGE COMPANY
                                                                      VALUE FUND
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $11,736
  Expenses:
   Less: Asset-based charges......................................      10,465
                                                                       -------

NET INVESTMENT INCOME (LOSS)......................................       1,271
                                                                       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       9,333
   Realized gain distribution from The Trusts.....................          --
                                                                       -------
  Net realized gain (loss)........................................       9,333
                                                                       -------

  Change in unrealized appreciation (depreciation) of investments.      (6,119)
                                                                       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       3,214
                                                                       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 4,485
                                                                       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of AllianceBerstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   AMERICAN CENTURY
                                                                   VP MID CAP VALUE AXA AGGRESSIVE AXA BALANCED  AXA CONSERVATIVE
                                                                         FUND        ALLOCATION*    STRATEGY*      ALLOCATION*
                                                                   ---------------- -------------- ------------  ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  61,911     $  36,348,102  $  9,727,193    $ 33,666,752
  Expenses:
   Less: Asset-based charges......................................       67,179        44,185,508     9,824,399      29,153,808
                                                                      ---------     -------------  ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       (5,268)       (7,837,406)      (97,206)      4,512,944
                                                                      ---------     -------------  ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       27,997      (202,449,992)    2,747,033      30,305,674
   Realized gain distribution from The Trusts.....................       91,450        70,060,454    11,142,077      39,499,723
                                                                      ---------     -------------  ------------    ------------
  Net realized gain (loss)........................................      119,447      (132,389,538)   13,889,110      69,805,397
                                                                      ---------     -------------  ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.     (220,563)     (120,967,030)  (44,102,675)    (67,785,829)
                                                                      ---------     -------------  ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (101,116)     (253,356,568)  (30,213,565)      2,019,568
                                                                      ---------     -------------  ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(106,384)    $(261,193,974) $(30,310,771)   $  6,532,512
                                                                      =========     =============  ============    ============

                                                                   AXA CONSERVATIVE
                                                                   GROWTH STRATEGY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  5,434,513
  Expenses:
   Less: Asset-based charges......................................      5,280,635
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................        153,878
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,287,000
   Realized gain distribution from The Trusts.....................      6,176,398
                                                                     ------------
  Net realized gain (loss)........................................      8,463,398
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.    (20,308,190)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (11,844,792)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(11,690,914)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   AXA CONSERVATIVE AXA CONSERVATIVE-  AXA GROWTH
                                                                      STRATEGY*     PLUS ALLOCATION*   STRATEGY*
                                                                   ---------------- ----------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 4,071,195      $ 25,796,280    $  8,628,171
  Expenses:
   Less: Asset-based charges......................................     3,382,404        25,626,649       9,762,408
                                                                     -----------      ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       688,791           169,631      (1,134,237)
                                                                     -----------      ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,348,200       (44,172,600)      4,219,116
   Realized gain distribution from The Trusts.....................     3,446,928        39,305,304      10,746,535
                                                                     -----------      ------------    ------------
  Net realized gain (loss)........................................     4,795,128        (4,867,296)     14,965,651
                                                                     -----------      ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.    (7,823,887)      (32,019,775)    (57,312,397)
                                                                     -----------      ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (3,028,759)      (36,887,071)    (42,346,746)
                                                                     -----------      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(2,339,968)     $(36,717,440)   $(43,480,983)
                                                                     ===========      ============    ============

                                                                    AXA MODERATE
                                                                    ALLOCATION*
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 106,775,882
  Expenses:
   Less: Asset-based charges......................................   107,688,180
                                                                   -------------

NET INVESTMENT INCOME (LOSS)......................................      (912,298)
                                                                   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (159,533,658)
   Realized gain distribution from The Trusts.....................   169,824,239
                                                                   -------------
  Net realized gain (loss)........................................    10,290,581
                                                                   -------------

  Change in unrealized appreciation (depreciation) of investments.  (282,428,494)
                                                                   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (272,137,913)
                                                                   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(273,050,211)
                                                                   =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                     AXA MODERATE   AXA MODERATE-PLUS AXA TACTICAL  AXA TACTICAL
                                                                   GROWTH STRATEGY*    ALLOCATION*    MANAGER 2000* MANAGER 400*
                                                                   ---------------- ----------------- ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  23,877,693     $ 143,471,645    $    11,717  $    16,748
  Expenses:
   Less: Asset-based charges......................................     25,929,571       157,703,677        532,586      489,036
                                                                    -------------     -------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)......................................     (2,051,878)      (14,232,032)      (520,869)    (472,288)
                                                                    -------------     -------------    -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,300,032      (319,952,106)       250,936      327,431
   Realized gain distribution from The Trusts.....................     28,941,086       261,455,277        871,988      816,577
                                                                    -------------     -------------    -----------  -----------
  Net realized gain (loss)........................................     34,241,118       (58,496,829)     1,122,924    1,144,008
                                                                    -------------     -------------    -----------  -----------

  Change in unrealized appreciation (depreciation) of investments.   (136,025,864)     (591,443,510)    (5,274,245)  (4,474,436)
                                                                    -------------     -------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (101,784,746)     (649,940,339)    (4,151,321)  (3,330,428)
                                                                    -------------     -------------    -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(103,836,624)    $(664,172,371)   $(4,672,190) $(3,802,716)
                                                                    =============     =============    ===========  ===========

                                                                   AXA TACTICAL
                                                                   MANAGER 500*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   473,878
  Expenses:
   Less: Asset-based charges......................................   1,143,183
                                                                   -----------

NET INVESTMENT INCOME (LOSS)......................................    (669,305)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     616,378
   Realized gain distribution from The Trusts.....................   1,152,643
                                                                   -----------
  Net realized gain (loss)........................................   1,769,021
                                                                   -----------

  Change in unrealized appreciation (depreciation) of investments.  (5,874,420)
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (4,105,399)
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(4,774,704)
                                                                   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                    AXA TACTICAL    AXA ULTRA   BLACKROCK GLOBAL BLACKROCK LARGE
                                                                      MANAGER     CONSERVATIVE  ALLOCATION V.I.  CAP GROWTH V.I.
                                                                   INTERNATIONAL* STRATEGY* (1)       FUND            FUND
                                                                   -------------- ------------- ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  1,148,283      $ 441       $   821,911       $  34,195
  Expenses:
   Less: Asset-based charges......................................       896,466         13           381,220          51,605
                                                                    ------------      -----       -----------       ---------

NET INVESTMENT INCOME (LOSS)......................................       251,817        428           440,691         (17,410)
                                                                    ------------      -----       -----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       204,596       (101)          326,724         173,446
   Realized gain distribution from The Trusts.....................       514,826         --           641,060          11,869
                                                                    ------------      -----       -----------       ---------
  Net realized gain (loss)........................................       719,422       (101)          967,784         185,315
                                                                    ------------      -----       -----------       ---------

  Change in unrealized appreciation (depreciation) of investments.   (13,913,157)       410        (2,940,562)       (303,852)
                                                                    ------------      -----       -----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (13,193,735)       309        (1,972,778)       (118,537)
                                                                    ------------      -----       -----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(12,941,918)     $ 737       $(1,532,087)      $(135,947)
                                                                    ============      =====       ===========       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/ALLIANCEBERNSTEIN                      EQ/AXA FRANKLIN
                                                                      DYNAMIC WEALTH    EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                                     STRATEGIES* (1)     SMALL CAP GROWTH*        CORE*
                                                                   -------------------- -------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --           $         --      $    189,584
  Expenses:
   Less: Asset-based charges......................................         87,485              6,799,447         1,980,693
                                                                         --------           ------------      ------------

NET INVESTMENT INCOME (LOSS)......................................        (87,485)            (6,799,447)       (1,791,109)
                                                                         --------           ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          2,706              7,763,007         7,683,824
   Realized gain distribution from The Trusts.....................             --             19,021,302                --
                                                                         --------           ------------      ------------
  Net realized gain (loss)........................................          2,706             26,784,309         7,683,824
                                                                         --------           ------------      ------------

  Change in unrealized appreciation (depreciation) of investments.        315,296            (31,803,951)      (21,073,127)
                                                                         --------           ------------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        318,002             (5,019,642)      (13,389,303)
                                                                         --------           ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $230,517           $(11,819,089)     $(15,180,412)
                                                                         ========           ============      ============

                                                                                          EQ/BOSTON
                                                                      EQ/BLACKROCK     ADVISORS EQUITY
                                                                   BASIC VALUE EQUITY*     INCOME*
                                                                   ------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 10,995,739       $ 4,087,522
  Expenses:
   Less: Asset-based charges......................................      12,688,520         3,154,582
                                                                      ------------       -----------

NET INVESTMENT INCOME (LOSS)......................................      (1,692,781)          932,940
                                                                      ------------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (10,326,397)       (3,120,323)
   Realized gain distribution from The Trusts.....................              --                --
                                                                      ------------       -----------
  Net realized gain (loss)........................................     (10,326,397)       (3,120,323)
                                                                      ------------       -----------

  Change in unrealized appreciation (depreciation) of investments.     (29,669,224)       (1,073,746)
                                                                      ------------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (39,995,621)       (4,194,069)
                                                                      ------------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(41,688,402)      $(3,261,129)
                                                                      ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                    EQ/CALVERT   EQ/CAPITAL
                                                                     SOCIALLY     GUARDIAN   EQ/COMMON STOCK EQ/CORE BOND
                                                                   RESPONSIBLE*  RESEARCH*       INDEX*         INDEX*
                                                                   ------------ -----------  --------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   160,640  $ 6,177,742    $ 9,566,431   $ 21,547,607
  Expenses:
   Less: Asset-based charges......................................     665,170   12,664,250     11,098,640     16,571,218
                                                                   -----------  -----------    -----------   ------------

NET INVESTMENT INCOME (LOSS)......................................    (504,530)  (6,486,508)    (1,532,209)     4,976,389
                                                                   -----------  -----------    -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (1,773,547)   6,185,721     (4,649,482)   (16,567,702)
                                                                   -----------  -----------    -----------   ------------
  Net realized gain (loss)........................................  (1,773,547)   6,185,721     (4,649,482)   (16,567,702)
                                                                   -----------  -----------    -----------   ------------

  Change in unrealized appreciation (depreciation) of investments.   1,597,626   22,319,299        330,310     48,809,618
                                                                   -----------  -----------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (175,921)  28,505,020     (4,319,172)    32,241,916
                                                                   -----------  -----------    -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $  (680,451) $22,018,512    $(5,851,381)  $ 37,218,305
                                                                   ===========  ===========    ===========   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/DAVIS NEW YORK                      EQ/EQUITY GROWTH
                                                                       VENTURE*      EQ/EQUITY 500 INDEX*      PLUS*
                                                                   ----------------- -------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  1,051,768        $17,782,006        $  3,031,275
  Expenses:
   Less: Asset-based charges......................................      5,132,787         17,847,583          17,341,731
                                                                     ------------        -----------        ------------

NET INVESTMENT INCOME (LOSS)......................................     (4,081,019)           (65,577)        (14,310,456)
                                                                     ------------        -----------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (6,002,278)        (2,091,154)           (463,731)
                                                                     ------------        -----------        ------------
  Net realized gain (loss)........................................     (6,002,278)        (2,091,154)           (463,731)
                                                                     ------------        -----------        ------------

  Change in unrealized appreciation (depreciation) of investments.    (11,388,354)         4,577,530         (70,046,530)
                                                                     ------------        -----------        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (17,390,632)         2,486,376         (70,510,261)
                                                                     ------------        -----------        ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(21,471,651)       $ 2,420,799        $(84,820,717)
                                                                     ============        ===========        ============

                                                                                     EQ/FRANKLIN
                                                                   EQ/FRANKLIN CORE   TEMPLETON
                                                                      BALANCED*      ALLOCATION*
                                                                   ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 18,235,475   $ 23,702,273
  Expenses:
   Less: Asset-based charges......................................      8,161,303     20,166,095
                                                                     ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................     10,074,172      3,536,178
                                                                     ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,041,372)   (36,044,051)
                                                                     ------------   ------------
  Net realized gain (loss)........................................    (15,041,372)   (36,044,051)
                                                                     ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.     (2,954,998)   (44,944,292)
                                                                     ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (17,996,370)   (80,988,343)
                                                                     ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (7,922,198)  $(77,452,165)
                                                                     ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL BOND
                                                                   AND ACQUISITIONS* COMPANY VALUE*     PLUS*
                                                                   ----------------- -------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   388,310     $    710,269   $16,872,152
  Expenses:
   Less: Asset-based charges......................................      3,025,072       12,751,838     7,480,495
                                                                      -----------     ------------   -----------

NET INVESTMENT INCOME (LOSS)......................................     (2,636,762)     (12,041,569)    9,391,657
                                                                      -----------     ------------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,474,344       42,025,565    (5,804,095)
   Realized gain distribution from The Trusts.....................      7,532,520        8,970,134     1,738,176
                                                                      -----------     ------------   -----------
  Net realized gain (loss)........................................     10,006,864       50,995,699    (4,065,919)
                                                                      -----------     ------------   -----------

  Change in unrealized appreciation (depreciation) of investments.     (8,149,018)     (83,945,249)    8,494,958
                                                                      -----------     ------------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      1,857,846      (32,949,550)    4,429,039
                                                                      -----------     ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $  (778,916)    $(44,991,119)  $13,820,696
                                                                      ===========     ============   ===========

                                                                   EQ/GLOBAL MULTI-
                                                                    SECTOR EQUITY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  17,388,820
  Expenses:
   Less: Asset-based charges......................................     15,074,981
                                                                    -------------

NET INVESTMENT INCOME (LOSS)......................................      2,313,839
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (62,532,210)
   Realized gain distribution from The Trusts.....................             --
                                                                    -------------
  Net realized gain (loss)........................................    (62,532,210)
                                                                    -------------

  Change in unrealized appreciation (depreciation) of investments.    (78,779,171)
                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (141,311,381)
                                                                    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(138,997,542)
                                                                    =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/INTERMEDIATE
                                                                   GOVERNMENT BOND EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                       INDEX*         CORE PLUS*     EQUITY INDEX*
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 1,736,271    $  19,694,977     $ 17,012,312
  Expenses:
   Less: Asset-based charges......................................     5,867,231       10,749,866        9,018,641
                                                                     -----------    -------------     ------------

NET INVESTMENT INCOME (LOSS)......................................    (4,130,960)       8,945,111        7,993,671
                                                                     -----------    -------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     4,490,968      (30,871,558)     (64,998,237)
   Realized gain distribution from The Trusts.....................            --               --               --
                                                                     -----------    -------------     ------------
  Net realized gain (loss)........................................     4,490,968      (30,871,558)     (64,998,237)
                                                                     -----------    -------------     ------------

  Change in unrealized appreciation (depreciation) of investments.    14,122,971     (114,393,240)     (25,254,165)
                                                                     -----------    -------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    18,613,939     (145,264,798)     (90,252,402)
                                                                     -----------    -------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $14,482,979    $(136,319,687)    $(82,258,731)
                                                                     ===========    =============     ============

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                         ETF*         VALUE PLUS*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 105,110      $  12,875,876
  Expenses:
   Less: Asset-based charges......................................       29,542          9,820,773
                                                                      ---------      -------------

NET INVESTMENT INCOME (LOSS)......................................       75,568          3,055,103
                                                                      ---------      -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (26,226)       (42,789,971)
   Realized gain distribution from The Trusts.....................      171,292                 --
                                                                      ---------      -------------
  Net realized gain (loss)........................................      145,066        (42,789,971)
                                                                      ---------      -------------

  Change in unrealized appreciation (depreciation) of investments.     (868,083)       (78,839,087)
                                                                      ---------      -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (723,017)      (121,629,058)
                                                                      ---------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(647,449)     $(118,573,955)
                                                                      =========      =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/JPMORGAN VALUE EQ/LARGE CAP CORE EQ/LARGE CAP
                                                                    OPPORTUNITIES*         PLUS*       GROWTH INDEX*
                                                                   ----------------- ----------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  2,752,926       $ 1,528,227     $ 2,967,789
  Expenses:
   Less: Asset-based charges......................................      3,843,077         2,177,768       4,966,484
                                                                     ------------       -----------     -----------

NET INVESTMENT INCOME (LOSS)......................................     (1,090,151)         (649,541)     (1,998,695)
                                                                     ------------       -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (7,541,764)       (3,482,796)     13,613,801
   Realized gain distribution from The Trusts.....................             --         4,508,554              --
                                                                     ------------       -----------     -----------
  Net realized gain (loss)........................................     (7,541,764)        1,025,758      13,613,801
                                                                     ------------       -----------     -----------

  Change in unrealized appreciation (depreciation) of investments.     (9,451,943)       (8,429,082)     (8,197,628)
                                                                     ------------       -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (16,993,707)       (7,403,324)      5,416,173
                                                                     ------------       -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(18,083,858)      $(8,052,865)    $ 3,417,478
                                                                     ============       ===========     ===========

                                                                   EQ/LARGE CAP
                                                                   GROWTH PLUS*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  2,180,639
  Expenses:
   Less: Asset-based charges......................................    6,376,937
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................   (4,196,298)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    4,638,185
   Realized gain distribution from The Trusts.....................           --
                                                                   ------------
  Net realized gain (loss)........................................    4,638,185
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.  (29,171,977)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (24,533,792)
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(28,730,090)
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                                  EQ/MFS
                                                                   EQ/LARGE CAP  EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL
                                                                   VALUE INDEX*  VALUE PLUS*   LARGE CAP CORE*    GROWTH*
                                                                   ------------  ------------  --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  3,696,841  $ 11,944,760   $  1,353,188   $  2,373,497
  Expenses:
   Less: Asset-based charges......................................    3,093,525    15,667,458      2,909,015      5,530,338
                                                                   ------------  ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................      603,316    (3,722,698)    (1,555,827)    (3,156,841)
                                                                   ------------  ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (22,677,009)  (65,119,242)    12,278,772      5,048,933
   Realized gain distribution from The Trusts.....................           --            --             --      9,686,224
                                                                   ------------  ------------   ------------   ------------
  Net realized gain (loss)........................................  (22,677,009)  (65,119,242)    12,278,772     14,735,157
                                                                   ------------  ------------   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.   23,174,305     1,633,641    (31,951,329)   (57,122,173)
                                                                   ------------  ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      497,296   (63,485,601)   (19,672,557)   (42,387,016)
                                                                   ------------  ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $  1,100,612  $(67,208,299)  $(21,228,384)  $(45,543,857)
                                                                   ============  ============   ============   ============


                                                                   EQ/MID CAP INDEX*
                                                                   -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  4,289,788
  Expenses:
   Less: Asset-based charges......................................     10,225,398
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................     (5,935,610)
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (26,940,767)
   Realized gain distribution from The Trusts.....................             --
                                                                     ------------
  Net realized gain (loss)........................................    (26,940,767)
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.      8,939,264
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (18,001,503)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(23,937,113)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   EQ/MID CAP VALUE                    EQ/MONTAG &
                                                                        PLUS*       EQ/MONEY MARKET* CALDWELL GROWTH*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   8,668,730     $    85,397      $   841,769
  Expenses:
   Less: Asset-based charges......................................     15,179,374       9,726,299        2,396,251
                                                                    -------------     -----------      -----------

NET INVESTMENT INCOME (LOSS)......................................     (6,510,644)     (9,640,902)      (1,554,482)
                                                                    -------------     -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (57,064,876)         (5,664)       4,604,786
   Realized gain distribution from The Trusts.....................             --              --               --
                                                                    -------------     -----------      -----------
  Net realized gain (loss)........................................    (57,064,876)         (5,664)       4,604,786
                                                                    -------------     -----------      -----------

  Change in unrealized appreciation (depreciation) of investments.    (45,450,648)        (82,757)        (729,842)
                                                                    -------------     -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (102,515,524)        (88,421)       3,874,944
                                                                    -------------     -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(109,026,168)    $(9,729,323)     $ 2,320,462
                                                                    =============     ===========      ===========

                                                                      EQ/MORGAN
                                                                   STANLEY MID CAP
                                                                       GROWTH*
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   1,594,336
  Expenses:
   Less: Asset-based charges......................................      9,495,903
                                                                    -------------

NET INVESTMENT INCOME (LOSS)......................................     (7,901,567)
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     37,094,114
   Realized gain distribution from The Trusts.....................     44,433,000
                                                                    -------------
  Net realized gain (loss)........................................     81,527,114
                                                                    -------------

  Change in unrealized appreciation (depreciation) of investments.   (132,852,052)
                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (51,324,938)
                                                                    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ (59,226,505)
                                                                    =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/MUTUAL LARGE EQ/OPPENHEIMER EQ/PIMCO ULTRA EQ/QUALITY BOND
                                                                     CAP EQUITY*      GLOBAL*      SHORT BOND*        PLUS*
                                                                   --------------- -------------- -------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  1,942,721    $  2,249,548   $  6,163,431   $ 12,591,434
  Expenses:
   Less: Asset-based charges......................................     3,251,983       4,295,683     18,244,721      7,945,580
                                                                    ------------    ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................    (1,309,262)     (2,046,135)   (12,081,290)     4,645,854
                                                                    ------------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (9,527,288)      6,265,079    (12,969,821)   (12,266,119)
   Realized gain distribution from The Trusts.....................            --              --             --             --
                                                                    ------------    ------------   ------------   ------------

  Net realized gain (loss)........................................    (9,527,288)      6,265,079    (12,969,821)   (12,266,119)
                                                                    ------------    ------------   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.    (1,353,986)    (37,740,991)     4,551,855      6,355,955
                                                                    ------------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (10,881,274)    (31,475,912)    (8,417,966)    (5,910,164)
                                                                    ------------    ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(12,190,536)   $(33,522,047)  $(20,499,256)  $ (1,264,310)
                                                                    ============    ============   ============   ============

                                                                   EQ/SMALL COMPANY
                                                                        INDEX*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,129,654
  Expenses:
   Less: Asset-based charges......................................      6,976,379
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,846,725)
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (6,787,721)
   Realized gain distribution from The Trusts.....................     39,965,493
                                                                     ------------

  Net realized gain (loss)........................................     33,177,772
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.    (54,463,263)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (21,285,491)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(25,132,216)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/T. ROWE PRICE  EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN
                                                                    GROWTH STOCK*   GLOBAL EQUITY*     INCOME*       COMSTOCK*
                                                                   ---------------- -------------- --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $         --    $  3,355,124    $   563,466    $ 3,404,968
  Expenses:
   Less: Asset-based charges......................................      6,118,796       2,841,635      1,033,994      3,710,076
                                                                     ------------    ------------    -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................     (6,118,796)        513,489       (470,528)      (305,108)
                                                                     ------------    ------------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,162,523      (7,277,283)      (238,060)    (2,981,340)
                                                                     ------------    ------------    -----------    -----------
  Net realized gain (loss)........................................      5,162,523      (7,277,283)      (238,060)    (2,981,340)
                                                                     ------------    ------------    -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (13,360,596)    (11,497,469)    (2,235,090)    (6,069,576)
                                                                     ------------    ------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (8,198,073)    (18,774,752)    (2,473,150)    (9,050,916)
                                                                     ------------    ------------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(14,316,869)   $(18,261,263)   $(2,943,678)   $(9,356,024)
                                                                     ============    ============    ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                  FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                                   EQ/WELLS FARGO    MANAGER: GROWTH     CONTRAFUND(R)
                                                                   OMEGA GROWTH*        PORTFOLIO          PORTFOLIO
                                                                   -------------- --------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $         --        $  11,862         $   188,432
  Expenses:
   Less: Asset-based charges......................................     7,144,859           12,490             273,729
                                                                    ------------        ---------         -----------

NET INVESTMENT INCOME (LOSS)......................................    (7,144,859)            (628)            (85,297)
                                                                    ------------        ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    19,773,629           43,442             225,994
   Realized gain distribution from The Trusts.....................     8,549,967            1,720                  --
                                                                    ------------        ---------         -----------

  Net realized gain (loss)........................................    28,323,596           45,162             225,994
                                                                    ------------        ---------         -----------

  Change in unrealized appreciation (depreciation) of investments.   (63,334,553)        (112,308)         (1,214,510)
                                                                    ------------        ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (35,010,957)         (67,146)           (988,516)
                                                                    ------------        ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(42,155,816)       $ (67,774)        $(1,073,813)
                                                                    ============        =========         ===========

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2015    FREEDOM 2020
                                                                    PORTFOLIO (1)   PORTFOLIO (1)
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  8,337        $  9,119
  Expenses:
   Less: Asset-based charges......................................       4,223           2,365
                                                                      --------        --------

NET INVESTMENT INCOME (LOSS)......................................       4,114           6,754
                                                                      --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (8,857)           (127)
   Realized gain distribution from The Trusts.....................       2,293           1,745
                                                                      --------        --------

  Net realized gain (loss)........................................      (6,564)          1,618
                                                                      --------        --------

  Change in unrealized appreciation (depreciation) of investments.     (16,617)        (21,546)
                                                                      --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (23,181)        (19,928)
                                                                      --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(19,067)       $(13,174)
                                                                      ========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2025    FREEDOM 2030   FIDELITY(R) VIP MID
                                                                    PORTFOLIO (1)   PORTFOLIO (1)     CAP PORTFOLIO
                                                                   --------------- --------------- -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 2,224         $ 3,254         $     2,446
  Expenses:
   Less: Asset-based charges......................................         493             989             125,407
                                                                       -------         -------         -----------

NET INVESTMENT INCOME (LOSS)......................................       1,731           2,265            (122,961)
                                                                       -------         -------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (314)           (200)            155,929
   Realized gain distribution from The Trusts.....................         382             508              19,215
                                                                       -------         -------         -----------
  Net realized gain (loss)........................................          68             308             175,144
                                                                       -------         -------         -----------

  Change in unrealized appreciation (depreciation) of investments.      (3,736)         (9,714)         (1,409,604)
                                                                       -------         -------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (3,668)         (9,406)         (1,234,460)
                                                                       -------         -------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,937)        $(7,141)        $(1,357,421)
                                                                       =======         =======         ===========

                                                                   FIDELITY(R) VIP
                                                                   STRATEGIC INCOME
                                                                      PORTFOLIO
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 659,950
  Expenses:
   Less: Asset-based charges......................................      173,422
                                                                      ---------

NET INVESTMENT INCOME (LOSS)......................................      486,528
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       35,553
   Realized gain distribution from The Trusts.....................      308,126
                                                                      ---------
  Net realized gain (loss)........................................      343,679
                                                                      ---------

  Change in unrealized appreciation (depreciation) of investments.     (609,688)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (266,009)
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 220,519
                                                                      =========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                         FRANKLIN
                                                                                   FRANKLIN STRATEGIC  TEMPLETON VIP
                                                                   FRANKLIN INCOME INCOME SECURITIES  FOUNDING FUNDS
                                                                   SECURITIES FUND        FUND        ALLOCATION FUND
                                                                   --------------- ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 306,197        $ 482,649         $    208
  Expenses:
   Less: Asset-based charges......................................       81,966          125,331           20,996
                                                                      ---------        ---------         --------

NET INVESTMENT INCOME (LOSS)......................................      224,231          357,318          (20,788)
                                                                      ---------        ---------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       23,069           12,298           22,282
                                                                      ---------        ---------         --------

  Net realized gain (loss)........................................       23,069           12,298           22,282
                                                                      ---------        ---------         --------

  Change in unrealized appreciation (depreciation) of investments.     (324,383)        (375,251)         (46,150)
                                                                      ---------        ---------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (301,314)        (362,953)         (23,868)
                                                                      ---------        ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ (77,083)       $  (5,635)        $(44,656)
                                                                      =========        =========         ========

                                                                                       INVESCO V.I.
                                                                   GOLDMAN SACHS VIT  DIVIDEND GROWTH
                                                                   MID CAP VALUE FUND      FUND
                                                                   ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  36,964         $     --
  Expenses:
   Less: Asset-based charges......................................        70,387           10,444
                                                                       ---------         --------

NET INVESTMENT INCOME (LOSS)......................................       (33,423)         (10,444)
                                                                       ---------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        97,623           (7,901)
                                                                       ---------         --------

  Net realized gain (loss)........................................        97,623           (7,901)
                                                                       ---------         --------

  Change in unrealized appreciation (depreciation) of investments.      (571,636)          21,913
                                                                       ---------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (474,013)          14,012
                                                                       ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(507,436)        $  3,568
                                                                       =========         ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                         INVESCO V.I.
                                                                   INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL
                                                                    REAL ESTATE FUND    YIELD FUND (1)    GROWTH FUND
                                                                   ------------------- ----------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   565,334         $ 10,413        $  68,025
  Expenses:
   Less: Asset-based charges......................................         170,737           10,654          102,777
                                                                       -----------         --------        ---------

NET INVESTMENT INCOME (LOSS)......................................         394,597             (241)         (34,752)
                                                                       -----------         --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          47,979           (8,261)         154,602
                                                                       -----------         --------        ---------
  Net realized gain (loss)........................................          47,979           (8,261)         154,602
                                                                       -----------         --------        ---------

  Change in unrealized appreciation (depreciation) of investments.      (1,767,798)         (19,663)        (919,864)
                                                                       -----------         --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (1,719,819)         (27,924)        (765,262)
                                                                       -----------         --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,325,222)        $(28,165)       $(800,014)
                                                                       ===========         ========        =========

                                                                   INVESCO V.I. LEISURE
                                                                           FUND
                                                                   --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $  1,112
  Expenses:
   Less: Asset-based charges......................................          3,557
                                                                         --------

NET INVESTMENT INCOME (LOSS)......................................         (2,445)
                                                                         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          3,549
                                                                         --------
  Net realized gain (loss)........................................          3,549
                                                                         --------

  Change in unrealized appreciation (depreciation) of investments.        (23,427)
                                                                         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (19,878)
                                                                         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $(22,323)
                                                                         ========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   INVESCO V.I. MID CAP INVESCO V.I. SMALL IVY FUNDS VIP ASSET
                                                                     CORE EQUITY FUND    CAP EQUITY FUND        STRATEGY
                                                                   -------------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $   2,192           $      --           $  12,023
  Expenses:
   Less: Asset-based charges......................................         30,643              26,281              40,574
                                                                        ---------           ---------           ---------

NET INVESTMENT INCOME (LOSS)......................................        (28,451)            (26,281)            (28,551)
                                                                        ---------           ---------           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         29,040              37,909            (126,608)
                                                                        ---------           ---------           ---------

  Net realized gain (loss)........................................         29,040              37,909            (126,608)
                                                                        ---------           ---------           ---------

  Change in unrealized appreciation (depreciation) of investments.       (225,536)           (141,658)           (429,100)
                                                                        ---------           ---------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (196,496)           (103,749)           (555,708)
                                                                        ---------           ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(224,947)          $(130,030)          $(584,259)
                                                                        =========           =========           =========

                                                                   IVY FUNDS VIP
                                                                     DIVIDEND    IVY FUNDS VIP
                                                                   OPPORTUNITIES  ENERGY (1)
                                                                   ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  63,762    $        --
  Expenses:
   Less: Asset-based charges......................................      93,714         90,890
                                                                     ---------    -----------

NET INVESTMENT INCOME (LOSS)......................................     (29,952)       (90,890)
                                                                     ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     205,863        213,470
                                                                     ---------    -----------

  Net realized gain (loss)........................................     205,863        213,470
                                                                     ---------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (653,300)    (1,132,222)
                                                                     ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (447,437)      (918,752)
                                                                     ---------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(477,389)   $(1,009,642)
                                                                     =========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   IVY FUNDS VIP
                                                                   GLOBAL NATURAL IVY FUNDS VIP HIGH IVY FUNDS VIP MID
                                                                     RESOURCES          INCOME          CAP GROWTH
                                                                   -------------- ------------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $        --       $1,043,038         $ 255,712
  Expenses:
   Less: Asset-based charges......................................      106,349          240,989           121,078
                                                                    -----------       ----------         ---------

NET INVESTMENT INCOME (LOSS)......................................     (106,349)         802,049           134,634
                                                                    -----------       ----------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      193,686          128,351           325,380
                                                                    -----------       ----------         ---------
  Net realized gain (loss)........................................      193,686          128,351           325,380
                                                                    -----------       ----------         ---------

  Change in unrealized appreciation (depreciation) of investments.   (2,254,071)        (491,371)         (934,920)
                                                                    -----------       ----------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (2,060,385)        (363,020)         (609,540)
                                                                    -----------       ----------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(2,166,734)      $  439,029         $(474,906)
                                                                    ===========       ==========         =========

                                                                   IVY FUNDS VIP
                                                                    SCIENCE AND
                                                                    TECHNOLOGY
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 176,747
  Expenses:
   Less: Asset-based charges......................................      77,416
                                                                     ---------

NET INVESTMENT INCOME (LOSS)......................................      99,331
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     110,943
                                                                     ---------
  Net realized gain (loss)........................................     110,943
                                                                     ---------

  Change in unrealized appreciation (depreciation) of investments.    (883,390)
                                                                     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (772,447)
                                                                     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(673,116)
                                                                     =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                       LAZARD RETIREMENT LORD ABBETT BOND
                                                                   IVY FUNDS VIP SMALL EMERGING MARKETS     DEBENTURE
                                                                       CAP GROWTH      EQUITY PORTFOLIO   PORTFOLIO (1)
                                                                   ------------------- ----------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  42,269         $   590,251        $ 41,063
  Expenses:
   Less: Asset-based charges......................................         74,484             322,054           3,652
                                                                        ---------         -----------        --------

NET INVESTMENT INCOME (LOSS)......................................        (32,215)            268,197          37,411
                                                                        ---------         -----------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        214,618             161,512            (707)
   Realized gain distribution from The Trusts.....................             --                  --           5,141
                                                                        ---------         -----------        --------

  Net realized gain (loss)........................................        214,618             161,512           4,434
                                                                        ---------         -----------        --------

  Change in unrealized appreciation (depreciation) of investments.       (982,628)         (5,462,153)        (35,129)
                                                                        ---------         -----------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (768,010)         (5,300,641)        (30,695)
                                                                        ---------         -----------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(800,225)        $(5,032,444)       $  6,716
                                                                        =========         ===========        ========

                                                                                  LORD ABBETT
                                                                    LORD ABBETT     GROWTH
                                                                   CLASSIC STOCK OPPORTUNITIES
                                                                   PORTFOLIO (1) PORTFOLIO (1)
                                                                   ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  7,678      $      --
  Expenses:
   Less: Asset-based charges......................................      5,890          4,031
                                                                     --------      ---------

NET INVESTMENT INCOME (LOSS)......................................      1,788         (4,031)
                                                                     --------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (7,765)        (8,842)
   Realized gain distribution from The Trusts.....................         --        132,390
                                                                     --------      ---------

  Net realized gain (loss)........................................     (7,765)       123,548
                                                                     --------      ---------

  Change in unrealized appreciation (depreciation) of investments.    (36,546)      (181,899)
                                                                     --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (44,311)       (58,351)
                                                                     --------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(42,523)     $ (62,382)
                                                                     ========      =========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                       MFS(R)      MFS(R) INVESTORS
                                                                    INTERNATIONAL    GROWTH STOCK   MFS(R) INVESTORS
                                                                   VALUE PORTFOLIO      SERIES        TRUST SERIES
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 125,843       $   7,018        $  17,641
  Expenses:
   Less: Asset-based charges......................................      145,706          39,618           29,743
                                                                      ---------       ---------        ---------

NET INVESTMENT INCOME (LOSS)......................................      (19,863)        (32,600)         (12,102)
                                                                      ---------       ---------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      114,738         177,894           36,451
                                                                      ---------       ---------        ---------
  Net realized gain (loss)........................................      114,738         177,894           36,451
                                                                      ---------       ---------        ---------

  Change in unrealized appreciation (depreciation) of investments.     (629,382)       (200,709)        (141,875)
                                                                      ---------       ---------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (514,644)        (22,815)        (105,424)
                                                                      ---------       ---------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(534,507)      $ (55,415)       $(117,526)
                                                                      =========       =========        =========

                                                                   MFS(R) TECHNOLOGY
                                                                       PORTFOLIO
                                                                   -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $      --
  Expenses:
   Less: Asset-based charges......................................        41,075
                                                                       ---------

NET INVESTMENT INCOME (LOSS)......................................       (41,075)
                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       149,913
                                                                       ---------
  Net realized gain (loss)........................................       149,913
                                                                       ---------

  Change in unrealized appreciation (depreciation) of investments.      (165,255)
                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (15,342)
                                                                       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ (56,417)
                                                                       =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                                                        SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                                                   ---------------- ------------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $103,094        $         18    $ 30,849,763
  Expenses:
   Less: Asset-based charges......................................       47,213           7,884,793      17,533,070
                                                                       --------        ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       55,881          (7,884,775)     13,316,693
                                                                       --------        ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      101,998             565,834      15,768,005
   Realized gain distribution from The Trusts.....................           --                  --      43,917,941
                                                                       --------        ------------    ------------

  Net realized gain (loss)........................................      101,998             565,834      59,685,946
                                                                       --------        ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.      (12,899)        (31,253,911)    (24,544,791)
                                                                       --------        ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       89,099         (30,688,077)     35,141,155
                                                                       --------        ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $144,980        $(38,572,852)   $ 48,457,848
                                                                       ========        ============    ============

                                                                   MULTIMANAGER   MULTIMANAGER
                                                                   INTERNATIONAL LARGE CAP CORE
                                                                      EQUITY*       EQUITY*
                                                                   ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  6,539,492   $    437,297
  Expenses:
   Less: Asset-based charges......................................    5,948,898      2,087,697
                                                                   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................      590,594     (1,650,400)
                                                                   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (22,647,381)      (376,630)
   Realized gain distribution from The Trusts.....................           --             --
                                                                   ------------   ------------

  Net realized gain (loss)........................................  (22,647,381)      (376,630)
                                                                   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.  (57,874,848)   (10,729,788)
                                                                   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (80,522,229)   (11,106,418)
                                                                   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(79,931,635)  $(12,756,818)
                                                                   ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                     MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID
                                                                   LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,563,380     $         --     $     72,463
  Expenses:
   Less: Asset-based charges......................................      5,274,738        4,950,107        5,826,643
                                                                     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS)......................................     (1,711,358)      (4,950,107)      (5,754,180)
                                                                     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,927,306)       4,265,882        4,239,303
                                                                     ------------     ------------     ------------
  Net realized gain (loss)........................................    (15,927,306)       4,265,882        4,239,303
                                                                     ------------     ------------     ------------

  Change in unrealized appreciation (depreciation) of investments.     (6,200,830)     (29,427,772)     (58,698,724)
                                                                     ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (22,128,136)     (25,161,890)     (54,459,421)
                                                                     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(23,839,494)    $(30,111,997)    $(60,213,601)
                                                                     ============     ============     ============

                                                                   MULTIMANAGER
                                                                   MULTI-SECTOR
                                                                      BOND*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 23,676,397
  Expenses:
   Less: Asset-based charges......................................    9,066,419
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................   14,609,978
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (40,965,657)
                                                                   ------------
  Net realized gain (loss)........................................  (40,965,657)
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.   48,131,497
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    7,165,840
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 21,775,818
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011




                                                                     MULTIMANAGER      MULTIMANAGER   MULTIMANAGER
                                                                   SMALL CAP GROWTH* SMALL CAP VALUE* TECHNOLOGY*
                                                                   ----------------- ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $         --      $    276,596   $         --
  Expenses:
   Less: Asset-based charges......................................      3,150,088         6,037,552      6,002,375
                                                                     ------------      ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,150,088)       (5,760,956)    (6,002,375)
                                                                     ------------      ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        273,172       (17,991,023)    15,578,501
                                                                     ------------      ------------   ------------

  Net realized gain (loss)........................................        273,172       (17,991,023)    15,578,501
                                                                     ------------      ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.    (34,258,406)      (18,742,289)   (35,513,441)
                                                                     ------------      ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (33,985,234)      (36,733,312)   (19,934,940)
                                                                     ------------      ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(37,135,322)     $(42,494,268)  $(25,937,315)
                                                                     ============      ============   ============

                                                                                       PIMCO VARIABLE
                                                                                      INSURANCE TRUST
                                                                    MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                                   SECURITIES FUND   STRATEGY PORTFOLIO
                                                                   --------------- ----------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 109,338         $ 1,137,079
  Expenses:
   Less: Asset-based charges......................................       55,485             118,218
                                                                      ---------         -----------

NET INVESTMENT INCOME (LOSS)......................................       53,853           1,018,861
                                                                      ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       14,888              90,665
                                                                      ---------         -----------

  Net realized gain (loss)........................................       14,888              90,665
                                                                      ---------         -----------

  Change in unrealized appreciation (depreciation) of investments.     (242,829)         (2,283,978)
                                                                      ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (227,941)         (2,193,313)
                                                                      ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(174,088)        $(1,174,452)
                                                                      =========         ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                    PIMCO VARIABLE  PIMCO VARIABLE  PIMCO VARIABLE
                                                                   INSURANCE TRUST  INSURANCE TRUST INSURANCE TRUST
                                                                   EMERGING MARKETS   REAL RETURN    TOTAL RETURN
                                                                    BOND PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                                   ---------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $383,269       $  370,554      $1,014,723
  Expenses:
   Less: Asset-based charges......................................      107,486          305,314         587,117
                                                                       --------       ----------      ----------

NET INVESTMENT INCOME (LOSS)......................................      275,783           65,240         427,606
                                                                       --------       ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       63,020          324,766         (50,926)
   Realized gain distribution from The Trusts.....................           --          904,079         778,346
                                                                       --------       ----------      ----------
  Net realized gain (loss)........................................       63,020        1,228,845         727,420
                                                                       --------       ----------      ----------

  Change in unrealized appreciation (depreciation) of investments.      (18,207)         534,326        (527,898)
                                                                       --------       ----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       44,813        1,763,171         199,522
                                                                       --------       ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $320,596       $1,828,411      $  627,128
                                                                       ========       ==========      ==========



                                                                   PROFUND VP BEAR
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $     --
  Expenses:
   Less: Asset-based charges......................................      10,131
                                                                      --------

NET INVESTMENT INCOME (LOSS)......................................     (10,131)
                                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (81,574)
   Realized gain distribution from The Trusts.....................          --
                                                                      --------
  Net realized gain (loss)........................................     (81,574)
                                                                      --------

  Change in unrealized appreciation (depreciation) of investments.       5,881
                                                                      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (75,693)
                                                                      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(85,824)
                                                                      ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                   RYDEX | SGI VT
                                                                                     ALTERNATIVE      RYDEX | SGI VT
                                                                    PROFUND VP       STRATEGIES       MANAGED FUTURES
                                                                   BIOTECHNOLOGY ALLOCATION FUND (1) STRATEGY FUND (1)
                                                                   ------------- ------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $     --         $  6,713           $     --
  Expenses:
   Less: Asset-based charges......................................     22,069            1,885              2,106
                                                                     --------         --------           --------

NET INVESTMENT INCOME (LOSS)......................................    (22,069)           4,828             (2,106)
                                                                     --------         --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     40,406             (142)            (3,388)
                                                                     --------         --------           --------

  Net realized gain (loss)........................................     40,406             (142)            (3,388)
                                                                     --------         --------           --------

  Change in unrealized appreciation (depreciation) of investments.     39,079          (11,766)           (17,396)
                                                                     --------         --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     79,485          (11,908)           (20,784)
                                                                     --------         --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 57,416         $ (7,080)          $(22,890)
                                                                     ========         ========           ========

                                                                                      TEMPLETON
                                                                    T. ROWE PRICE    DEVELOPING
                                                                   HEALTH SCIENCES     MARKETS
                                                                      PORTFOLIO    SECURITIES FUND
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $     --       $    43,805
  Expenses:
   Less: Asset-based charges......................................      49,901            66,223
                                                                      --------       -----------

NET INVESTMENT INCOME (LOSS)......................................     (49,901)          (22,418)
                                                                      --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     204,477           143,292
                                                                      --------       -----------

  Net realized gain (loss)........................................     204,477           143,292
                                                                      --------       -----------

  Change in unrealized appreciation (depreciation) of investments.      44,225        (1,045,502)
                                                                      --------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     248,702          (902,210)
                                                                      --------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $198,801       $  (924,628)
                                                                      ========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                     TEMPLETON GLOBAL
                                                                   TEMPLETON FOREIGN BOND SECURITIES  TEMPLETON GROWTH
                                                                    SECURITIES FUND        FUND       SECURITIES FUND
                                                                   ----------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  77,176       $ 1,609,291       $  11,183
  Expenses:
   Less: Asset-based charges......................................        63,577           455,946          11,456
                                                                       ---------       -----------       ---------

NET INVESTMENT INCOME (LOSS)......................................        13,599         1,153,345            (273)
                                                                       ---------       -----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        66,062           122,110          22,253
   Realized gain distribution from The Trusts.....................            --           187,147              --
                                                                       ---------       -----------       ---------
  Net realized gain (loss)........................................        66,062           309,257          22,253
                                                                       ---------       -----------       ---------

  Change in unrealized appreciation (depreciation) of investments.      (818,932)       (2,909,625)       (117,532)
                                                                       ---------       -----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (752,870)       (2,600,368)        (95,279)
                                                                       ---------       -----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(739,271)      $(1,447,023)      $ (95,552)
                                                                       =========       ===========       =========

                                                                   VAN ECK VIP GLOBAL
                                                                    HARD ASSETS FUND
                                                                   ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $    86,128
  Expenses:
   Less: Asset-based charges......................................        192,745
                                                                      -----------

NET INVESTMENT INCOME (LOSS)......................................       (106,617)
                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        192,082
   Realized gain distribution from The Trusts.....................        103,995
                                                                      -----------
  Net realized gain (loss)........................................        296,077
                                                                      -----------

  Change in unrealized appreciation (depreciation) of investments.     (3,361,488)
                                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (3,065,411)
                                                                      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(3,172,028)
                                                                      ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         ALLIANCEBERNSTEIN VPS
                                                                                                        BALANCED WEALTH STRATEGY
                                                                                 ALL ASSET ALLOCATION*        PORTFOLIO**
                                                                                ----------------------  ----------------------
                                                                                   2011        2010        2011         2010
                                                                                ----------  ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   25,878  $   17,226  $   10,611   $   (2,202)
  Net realized gain (loss) on investments......................................    168,732      36,275      60,811        2,320
  Change in unrealized appreciation (depreciation) of investments..............   (415,166)     98,495    (127,670)      82,744
                                                                                ----------  ----------  ----------   ----------
  Net Increase (decrease) in net assets from operations........................   (220,556)    151,996     (56,248)      82,862
                                                                                ----------  ----------  ----------   ----------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,582,818   1,556,159     896,253    1,019,897
   Transfers between funds including guaranteed interest account, net..........     (8,116)     38,996    (630,247)     919,382
   Transfers for contract benefits and terminations............................    (61,588)    (17,798)    (37,767)      (4,561)
   Contract maintenance charges................................................       (449)         --        (196)          --
                                                                                ----------  ----------  ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions........  2,512,665   1,577,357     228,043    1,934,718
                                                                                ----------  ----------  ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --          58          (6)          83
                                                                                ----------  ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  2,292,109   1,729,411     171,789    2,017,663
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,739,921      10,510   2,017,663           --
                                                                                ----------  ----------  ----------   ----------
NET ASSETS -- END OF PERIOD.................................................... $4,032,030  $1,739,921  $2,189,452   $2,017,663
                                                                                ==========  ==========  ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        298         176          --           --
  Redeemed.....................................................................        (83)        (26)         --           --
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................        215         150          --           --
                                                                                ==========  ==========  ==========   ==========
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --          --         232          189
  Redeemed.....................................................................         --          --        (207)          (5)
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................         --          --          25          184
                                                                                ==========  ==========  ==========   ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................         --          --          --           --
  Redeemed.....................................................................         --          --          --           --
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................         --          --          --           --
                                                                                ==========  ==========  ==========   ==========

                                                                                 ALLIANCEBERNSTEIN VPS
                                                                                 INTERNATIONAL GROWTH   AMERICAN CENTURY VP LARGE
                                                                                      PORTFOLIO**        COMPANY VALUE FUND
                                                                                ----------------------  ------------------------
                                                                                   2011        2010        2011         2010
                                                                                ----------  ----------   ----------    --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   36,435  $   (3,576) $    1,271    $    252
  Net realized gain (loss) on investments......................................     39,912        (755)      9,333        (490)
  Change in unrealized appreciation (depreciation) of investments..............   (689,783)    125,947      (6,119)     30,689
                                                                                ----------  ----------   ----------    --------
  Net Increase (decrease) in net assets from operations........................   (613,436)    121,616       4,485      30,451
                                                                                ----------  ----------   ----------    --------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,594,507   1,306,392     643,571     332,505
   Transfers between funds including guaranteed interest account, net..........    117,477     209,685     167,706      22,713
   Transfers for contract benefits and terminations............................    (69,051)    (17,198)    (20,504)       (570)
   Contract maintenance charges................................................       (253)         --        (121)         --
                                                                                ----------  ----------   ----------    --------

  Net increase (decrease) in net assets from contractowner transactions........  2,642,680   1,498,879     790,652     354,648
                                                                                ----------  ----------   ----------    --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         88         200          24          13
                                                                                ----------  ----------   ----------    --------
INCREASE (DECREASE) IN NET ASSETS..............................................  2,029,332   1,620,695     795,161     385,112
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,620,695          --     385,112          --
                                                                                ----------  ----------   ----------    --------
NET ASSETS -- END OF PERIOD.................................................... $3,650,027  $1,620,695  $1,180,273    $385,112
                                                                                ==========  ==========   ==========    ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         --          --          --          --
  Redeemed.....................................................................         --          --          --          --
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................         --          --          --          --
                                                                                ==========  ==========   ==========    ========
UNIT ACTIVITY CLASS B
  Issued.......................................................................        393         146          --          --
  Redeemed.....................................................................       (144)         (2)         --          --
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................        249         144          --          --
                                                                                ==========  ==========   ==========    ========
UNIT ACTIVITY CLASS II
  Issued.......................................................................         --          --         124          38
  Redeemed.....................................................................         --          --         (51)         (3)
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................         --          --          73          35
                                                                                ==========  ==========   ==========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                AMERICAN CENTURY VP MID CAP
                                                                                      VALUE FUND
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (5,268)   $   16,016
  Net realized gain (loss) on investments......................................    119,447         4,713
  Change in unrealized appreciation (depreciation) of investments..............   (220,563)      228,547
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................   (106,384)      249,276
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,726,053     2,177,407
   Transfers between funds including guaranteed interest account, net..........    452,047       238,487
   Transfers for contract benefits and terminations............................   (114,910)      (12,519)
   Contract maintenance charges................................................       (388)           (3)
                                                                                 ----------    ----------

  Net increase (decrease) in net assets from contractowner transactions........  4,062,802     2,403,372
                                                                                 ----------    ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         65           401
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,956,483     2,653,049
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,654,000           951
                                                                                 ----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $6,610,483    $2,654,000
                                                                                 ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         --            --
  Redeemed.....................................................................         --            --
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................         --            --
                                                                                 ==========    ==========
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --            --
  Redeemed.....................................................................         --            --
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................         --            --
                                                                                 ==========    ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................        421           227
  Redeemed.....................................................................        (87)          (11)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        334           216
                                                                                 ==========    ==========

                                                                                  AXA AGGRESSIVE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (7,837,406) $    1,237,581
  Net realized gain (loss) on investments......................................   (132,389,538)   (183,275,248)
  Change in unrealized appreciation (depreciation) of investments..............   (120,967,030)    488,754,760
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (261,193,974)    306,717,093
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     43,519,232      57,279,993
   Transfers between funds including guaranteed interest account, net..........    (80,097,741)    (42,877,100)
   Transfers for contract benefits and terminations............................   (134,658,552)   (112,599,987)
   Contract maintenance charges................................................    (43,695,594)    (42,528,483)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (214,932,655)   (140,725,577)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,000          46,647
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (476,116,629)    166,038,163
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,079,756,222   2,913,718,059
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $2,603,639,593  $3,079,756,222
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................            762             747
  Redeemed.....................................................................           (254)            (64)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            508             683
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         78,434          24,724
  Redeemed.....................................................................        (97,194)        (38,947)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (18,760)        (14,223)
                                                                                ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

                                                                                  AXA BALANCED STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (97,206) $  1,558,963
  Net realized gain (loss) on investments......................................   13,889,110     3,038,358
  Change in unrealized appreciation (depreciation) of investments..............  (44,102,675)   25,097,789
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (30,310,771)   29,695,110
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  309,450,004   286,440,355
   Transfers between funds including guaranteed interest account, net..........  101,247,087   107,637,066
   Transfers for contract benefits and terminations............................  (17,353,859)   (6,650,152)
   Contract maintenance charges................................................   (7,456,948)   (1,587,725)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  385,886,284   385,839,544
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  355,575,513   415,534,654
NET ASSETS -- BEGINNING OF PERIOD..............................................  508,823,895    93,289,241
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $864,399,408  $508,823,895
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       63,063        35,947
  Redeemed.....................................................................      (29,176)         (987)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       33,887        34,960
                                                                                ============  ============
UNIT ACTIVITY CLASS II
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                 AXA CONSERVATIVE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    4,512,944  $   11,943,707
  Net realized gain (loss) on investments......................................     69,805,397      82,637,023
  Change in unrealized appreciation (depreciation) of investments..............    (67,785,829)     19,959,612
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................      6,532,512     114,540,342
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     21,963,360      34,502,814
   Transfers between funds including guaranteed interest account, net..........    198,639,034      97,950,678
   Transfers for contract benefits and terminations............................   (156,298,886)   (141,170,509)
   Contract maintenance charges................................................    (27,515,664)    (27,914,777)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........     36,787,844     (36,631,794)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             --              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................     43,320,356      77,908,548
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,971,243,303   1,893,334,755
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $2,014,563,659  $1,971,243,303
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         98,971          58,746
  Redeemed.....................................................................        (95,891)        (61,204)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          3,080          (2,458)
                                                                                ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                AXA CONSERVATIVE GROWTH STRATEGY*
                                                                                --------------------------------
                                                                                    2011             2010
                                                                                 ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    153,878     $    732,121
  Net realized gain (loss) on investments......................................    8,463,398        2,077,241
  Change in unrealized appreciation (depreciation) of investments..............  (20,308,190)      11,327,306
                                                                                 ------------     ------------
  Net Increase (decrease) in net assets from operations........................  (11,690,914)      14,136,668
                                                                                 ------------     ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  150,007,441      164,337,470
   Transfers between funds including guaranteed interest account, net..........   51,214,344       55,232,659
   Transfers for contract benefits and terminations............................  (13,217,159)      (2,950,650)
   Contract maintenance charges................................................   (3,959,736)        (881,518)
                                                                                 ------------     ------------
  Net increase (decrease) in net assets from contractowner transactions........  184,044,890      215,737,961
                                                                                 ------------     ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --               --
                                                                                 ------------     ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  172,353,976      229,874,629
NET ASSETS -- BEGINNING OF PERIOD..............................................  283,777,531       53,902,902
                                                                                 ------------     ------------

NET ASSETS -- END OF PERIOD.................................................... $456,131,507     $283,777,531
                                                                                 ============     ============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,570           20,969
  Redeemed.....................................................................      (16,066)          (1,159)
                                                                                 ------------     ------------
  Net Increase (Decrease)......................................................       16,504           19,810
                                                                                 ============     ============

                                                                                AXA CONSERVATIVE STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    688,791  $    509,538
  Net realized gain (loss) on investments......................................    4,795,128     1,497,382
  Change in unrealized appreciation (depreciation) of investments..............   (7,823,887)    3,082,030
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (2,339,968)    5,088,950
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   95,226,052    96,361,197
   Transfers between funds including guaranteed interest account, net..........   57,282,445    35,030,226
   Transfers for contract benefits and terminations............................   (8,768,293)   (2,613,889)
   Contract maintenance charges................................................   (2,484,384)     (583,274)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  141,255,820   128,194,260
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  138,915,852   133,283,210
NET ASSETS -- BEGINNING OF PERIOD..............................................  166,454,589    33,171,379
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $305,370,441  $166,454,589
                                                                                ============  ============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................       28,043        13,891
  Redeemed.....................................................................      (15,025)       (1,857)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       13,018        12,034
                                                                                ============  ============

                                                                                     AXA CONSERVATIVE-PLUS
                                                                                          ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $      169,631  $    8,519,169
  Net realized gain (loss) on investments......................................     (4,867,296)      3,669,876
  Change in unrealized appreciation (depreciation) of investments..............    (32,019,775)    115,049,961
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (36,717,440)    127,239,006
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     21,808,851      25,750,062
   Transfers between funds including guaranteed interest account, net..........     20,679,821      66,165,400
   Transfers for contract benefits and terminations............................   (111,163,203)   (103,642,385)
   Contract maintenance charges................................................    (22,706,778)    (22,368,763)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........    (91,381,309)    (34,095,686)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,002              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (128,088,747)     93,143,320
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,775,712,144   1,682,568,824
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,647,623,397  $1,775,712,144
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................         65,569          22,128
  Redeemed.....................................................................        (73,232)        (24,771)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (7,663)         (2,643)
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   AXA GROWTH STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,134,237) $    245,083
  Net realized gain (loss) on investments......................................   14,965,651     5,179,874
  Change in unrealized appreciation (depreciation) of investments..............  (57,312,397)   40,955,455
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (43,480,983)   46,380,412
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  188,419,136   262,893,896
   Transfers between funds including guaranteed interest account, net..........   35,713,252    80,199,789
   Transfers for contract benefits and terminations............................  (18,855,526)  (10,860,582)
   Contract maintenance charges................................................   (7,529,929)   (2,951,613)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  197,746,933   329,281,490
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  154,265,950   375,661,902
NET ASSETS -- BEGINNING OF PERIOD..............................................  571,911,092   196,249,190
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $726,177,042  $571,911,092
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       45,673        29,149
  Redeemed.....................................................................      (29,995)       (1,355)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       15,678        27,794
                                                                                ============  ============

                                                                                   AXA MODERATE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $     (912,298) $   45,939,329
  Net realized gain (loss) on investments......................................     10,290,581      26,004,908
  Change in unrealized appreciation (depreciation) of investments..............   (282,428,494)    505,050,402
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (273,050,211)    576,994,639
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     98,626,591     135,214,704
   Transfers between funds including guaranteed interest account, net..........    (44,218,143)    183,875,060
   Transfers for contract benefits and terminations............................   (460,701,810)   (419,993,785)
   Contract maintenance charges................................................    (96,642,543)    (93,873,612)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (502,935,905)   (194,777,633)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (775,976,117)    382,217,006
NET ASSETS -- BEGINNING OF PERIOD..............................................  7,547,080,015   7,164,863,009
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $6,771,103,898  $7,547,080,015
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          2,039           1,488
  Redeemed.....................................................................           (627)           (185)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          1,412           1,303
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        160,765          28,668
  Redeemed.....................................................................       (194,975)        (43,089)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (34,210)        (14,421)
                                                                                ==============  ==============

                                                                                      AXA MODERATE GROWTH
                                                                                           STRATEGY*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (2,051,878) $    3,641,728
  Net realized gain (loss) on investments......................................     34,241,118       7,394,378
  Change in unrealized appreciation (depreciation) of investments..............   (136,025,864)     72,357,490
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (103,836,624)     83,393,596
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    876,199,474     778,781,950
   Transfers between funds including guaranteed interest account, net..........    258,929,557     210,400,988
   Transfers for contract benefits and terminations............................    (36,907,165)    (14,830,252)
   Contract maintenance charges................................................    (18,675,823)     (3,285,544)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........  1,079,546,043     971,067,142
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         31,998              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    975,741,417   1,054,460,738
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,269,281,092     214,820,354
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $2,245,022,509  $1,269,281,092
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        161,630          89,688
  Redeemed.....................................................................        (66,797)         (1,427)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         94,833          88,261
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                        AXA MODERATE-PLUS
                                                                                           ALLOCATION*
                                                                                --------------------------------
                                                                                      2011             2010
                                                                                ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (14,232,032) $    20,678,827
  Net realized gain (loss) on investments......................................     (58,496,829)     (31,869,033)
  Change in unrealized appreciation (depreciation) of investments..............    (591,443,510)     996,339,245
                                                                                ---------------  ---------------
  Net Increase (decrease) in net assets from operations........................    (664,172,371)     985,149,039
                                                                                ---------------  ---------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     140,977,747      189,796,564
   Transfers between funds including guaranteed interest account, net..........    (232,647,391)      (8,733,977)
   Transfers for contract benefits and terminations............................    (561,458,487)    (507,089,356)
   Contract maintenance charges................................................    (152,491,867)    (149,144,879)
                                                                                ---------------  ---------------

  Net increase (decrease) in net assets from contractowner transactions........    (805,619,998)    (475,171,648)
                                                                                ---------------  ---------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           9,998           53,353
                                                                                ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (1,469,782,371)     510,030,744
NET ASSETS -- BEGINNING OF PERIOD..............................................  10,993,409,025   10,483,378,281
                                                                                ---------------  ---------------

NET ASSETS -- END OF PERIOD.................................................... $ 9,523,626,654  $10,993,409,025
                                                                                ===============  ===============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           2,029            1,521
  Redeemed.....................................................................            (552)            (153)
                                                                                ---------------  ---------------
  Net Increase (Decrease)......................................................           1,477            1,368
                                                                                ===============  ===============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         235,695           33,233
  Redeemed.....................................................................        (301,845)         (76,111)
                                                                                ---------------  ---------------
  Net Increase (Decrease)......................................................         (66,150)         (42,878)
                                                                                ===============  ===============

                                                                                AXA TACTICAL MANAGER 2000*
                                                                                ------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (520,869)  $  (124,903)
  Net realized gain (loss) on investments......................................   1,122,924       717,005
  Change in unrealized appreciation (depreciation) of investments..............  (5,274,245)    2,895,878
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (4,672,190)    3,487,980
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  19,845,935    17,711,767
   Transfers between funds including guaranteed interest account, net..........  10,514,712     3,788,315
   Transfers for contract benefits and terminations............................    (607,144)     (133,831)
   Contract maintenance charges................................................    (368,555)       (1,717)
                                                                                -----------   -----------

  Net increase (decrease) in net assets from contractowner transactions........  29,384,948    21,364,534
                                                                                -----------   -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.      10,001            --
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  24,722,759    24,852,514
NET ASSETS -- BEGINNING OF PERIOD..............................................  25,069,461       216,947
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $49,792,220   $25,069,461
                                                                                ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       3,438         1,952
  Redeemed.....................................................................      (1,035)          (54)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       2,403         1,898
                                                                                ===========   ===========

                                                                                AXA TACTICAL MANAGER 400*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (472,288) $  (118,323)
  Net realized gain (loss) on investments......................................   1,144,008      531,531
  Change in unrealized appreciation (depreciation) of investments..............  (4,474,436)   2,433,989
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (3,802,716)   2,847,197
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  18,261,240   16,285,089
   Transfers between funds including guaranteed interest account, net..........   9,018,504    3,405,657
   Transfers for contract benefits and terminations............................    (577,831)    (104,611)
   Contract maintenance charges................................................    (331,917)      (1,448)
                                                                                -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions........  26,369,996   19,584,687
                                                                                -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.      10,000           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  22,577,280   22,431,884
NET ASSETS -- BEGINNING OF PERIOD..............................................  22,646,483      214,599
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $45,223,763  $22,646,483
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       3,179        1,811
  Redeemed.....................................................................      (1,018)         (43)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................       2,161        1,768
                                                                                ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                AXA TACTICAL MANAGER 500*
                                                                                -------------------------
                                                                                    2011          2010
                                                                                ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (669,305) $  (156,106)
  Net realized gain (loss) on investments......................................    1,769,021      893,504
  Change in unrealized appreciation (depreciation) of investments..............   (5,874,420)   4,055,677
                                                                                ------------  -----------
  Net Increase (decrease) in net assets from operations........................   (4,774,704)   4,793,075
                                                                                ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   41,660,684   36,932,071
   Transfers between funds including guaranteed interest account, net..........   19,051,029    9,647,240
   Transfers for contract benefits and terminations............................   (1,297,339)    (213,949)
   Contract maintenance charges................................................     (775,254)      (4,978)
                                                                                ------------  -----------
  Net increase (decrease) in net assets from contractowner transactions........   58,639,120   46,360,384
                                                                                ------------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,999           --
                                                                                ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................   53,874,415   51,153,459

NET ASSETS -- BEGINNING OF PERIOD..............................................   51,550,260      396,801
                                                                                ------------  -----------

NET ASSETS -- END OF PERIOD.................................................... $105,424,675  $51,550,260
                                                                                ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,076        4,608
  Redeemed.....................................................................       (2,811)         (91)
                                                                                ------------  -----------
  Net Increase (Decrease)......................................................        5,265        4,517
                                                                                ============  ===========

                                                                                                             AXA ULTRA
                                                                                   AXA TACTICAL MANAGER    CONSERVATIVE
                                                                                      INTERNATIONAL*       STRATEGY* (H)
                                                                                -------------------------  -------------
                                                                                    2011          2010         2011
                                                                                ------------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    251,817  $   (13,028)   $    428
  Net realized gain (loss) on investments......................................      719,422       94,043        (101)
  Change in unrealized appreciation (depreciation) of investments..............  (13,913,157)   3,313,728         410
                                                                                ------------  -----------    --------
  Net Increase (decrease) in net assets from operations........................  (12,941,918)   3,394,743         737
                                                                                ------------  -----------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   31,441,196   32,319,285          34
   Transfers between funds including guaranteed interest account, net..........   19,704,729    7,114,950          --
   Transfers for contract benefits and terminations............................   (1,085,791)    (274,668)         --
   Contract maintenance charges................................................     (655,201)      (1,497)         --
                                                                                ------------  -----------    --------
  Net increase (decrease) in net assets from contractowner transactions........   49,404,933   39,158,070          34
                                                                                ------------  -----------    --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       34,169      (24,170)    100,000
                                                                                ------------  -----------    --------

INCREASE (DECREASE) IN NET ASSETS..............................................   36,497,184   42,528,643     100,771

NET ASSETS -- BEGINNING OF PERIOD..............................................   42,744,190      215,547          --
                                                                                ------------  -----------    --------

NET ASSETS -- END OF PERIOD.................................................... $ 79,241,374  $42,744,190    $100,771
                                                                                ============  ===========    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        7,514        4,218           2
  Redeemed.....................................................................       (2,373)         (93)         (2)
                                                                                ------------  -----------    --------
  Net Increase (Decrease)......................................................        5,141        4,125          --
                                                                                ============  ===========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                BLACKROCK GLOBAL ALLOCATION
                                                                                        V.I. FUND
                                                                                --------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   440,691   $    72,117
  Net realized gain (loss) on investments......................................     967,784        96,644
  Change in unrealized appreciation (depreciation) of investments..............  (2,940,562)    1,231,110
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (1,532,087)    1,399,871
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  11,500,152    16,983,431
   Transfers between funds including guaranteed interest account, net..........     704,480     1,463,147
   Transfers for contract benefits and terminations............................    (647,292)     (428,281)
   Contract maintenance charges................................................      (4,376)           (3)
                                                                                -----------   -----------
  Net increase (decrease) in net assets from contractowner transactions........  11,552,964    18,018,294
                                                                                -----------   -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          (4)        1,476
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,020,873    19,419,641

NET ASSETS -- BEGINNING OF PERIOD..............................................  20,063,449       643,808
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $30,084,322   $20,063,449
                                                                                ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========
UNIT ACTIVITY CLASS III
  Issued.......................................................................       2,048         1,964
  Redeemed.....................................................................        (988)         (196)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       1,060         1,768
                                                                                ===========   ===========

                                                                                                           EQ/ALLIANCEBERNSTEIN
                                                                                BLACKROCK LARGE CAP GROWTH    DYNAMIC WEALTH
                                                                                       V.I. FUND             STRATEGIES* (D)
                                                                                -------------------------  --------------------
                                                                                   2011          2010              2011
                                                                                 ----------   ----------   --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (17,410)   $   (2,258)      $   (87,485)
  Net realized gain (loss) on investments......................................    185,315           803             2,706
  Change in unrealized appreciation (depreciation) of investments..............   (303,852)      174,217           315,296
                                                                                 ----------   ----------       -----------
  Net Increase (decrease) in net assets from operations........................   (135,947)      172,762           230,517
                                                                                 ----------   ----------       -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,608,022     1,392,473        44,391,074
   Transfers between funds including guaranteed interest account, net..........    806,438       292,652        11,502,988
   Transfers for contract benefits and terminations............................    (81,958)      (12,286)          (28,188)
   Contract maintenance charges................................................       (392)           --            (2,518)
                                                                                 ----------   ----------       -----------
  Net increase (decrease) in net assets from contractowner transactions........  3,332,110     1,672,839        55,863,356
                                                                                 ----------   ----------       -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --            --        10,000,000
                                                                                 ----------   ----------       -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,196,163     1,845,601        66,093,873

NET ASSETS -- BEGINNING OF PERIOD..............................................  1,845,601            --                --
                                                                                 ----------   ----------       -----------

NET ASSETS -- END OF PERIOD.................................................... $5,041,764    $1,845,601       $66,093,873
                                                                                 ==========   ==========       ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --            --             5,981
  Redeemed.....................................................................         --            --               (35)
                                                                                 ----------   ----------       -----------
  Net Increase (Decrease)......................................................         --            --             5,946
                                                                                 ==========   ==========       ===========
UNIT ACTIVITY CLASS III
  Issued.......................................................................        481           170                --
  Redeemed.....................................................................       (210)          (12)               --
                                                                                 ----------   ----------       -----------
  Net Increase (Decrease)......................................................        271           158                --
                                                                                 ==========   ==========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                EQ/ALLIANCEBERNSTEIN SMALL
                                                                                        CAP GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,799,447) $ (5,401,799)
  Net realized gain (loss) on investments......................................   26,784,309   (10,937,416)
  Change in unrealized appreciation (depreciation) of investments..............  (31,803,951)  121,150,323
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (11,819,089)  104,811,108
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,563,514     8,745,606
   Transfers between funds including guaranteed interest account, net..........    9,512,745    34,772,189
   Transfers for contract benefits and terminations............................  (31,701,606)  (21,517,303)
   Contract maintenance charges................................................   (5,886,946)   (4,570,443)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (16,512,293)   17,430,049
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       20,409        20,590
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (28,310,973)  122,261,747

NET ASSETS -- BEGINNING OF PERIOD..............................................  464,414,971   342,153,224
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $436,103,998  $464,414,971
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          266           202
  Redeemed.....................................................................         (176)          (34)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           90           168
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       16,215         5,853
  Redeemed.....................................................................      (17,288)       (4,953)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,073)          900
                                                                                ============  ============

                                                                                 EQ/AXA FRANKLIN SMALL CAP
                                                                                        VALUE CORE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,791,109) $ (1,437,540)
  Net realized gain (loss) on investments......................................    7,683,824     2,335,672
  Change in unrealized appreciation (depreciation) of investments..............  (21,073,127)   22,255,032
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (15,180,412)   23,153,164
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,018,166     7,605,922
   Transfers between funds including guaranteed interest account, net..........    7,678,227     7,982,897
   Transfers for contract benefits and terminations............................   (6,850,645)   (4,321,503)
   Contract maintenance charges................................................   (2,020,057)   (1,686,092)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    5,825,691     9,581,224
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (9,344,720)   32,734,388

NET ASSETS -- BEGINNING OF PERIOD..............................................  134,741,569   102,007,181
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $125,396,849  $134,741,569
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          192           121
  Redeemed.....................................................................         (131)          (12)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           61           109
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,970         4,561
  Redeemed.....................................................................       (8,439)       (3,705)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          531           856
                                                                                ============  ============

                                                                                 EQ/BLACKROCK BASIC VALUE
                                                                                          EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,692,781) $ (1,238,006)
  Net realized gain (loss) on investments......................................  (10,326,397)  (24,211,249)
  Change in unrealized appreciation (depreciation) of investments..............  (29,669,224)  107,145,393
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (41,688,402)   81,696,138
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   36,075,898    37,720,972
   Transfers between funds including guaranteed interest account, net..........   59,763,482    46,309,976
   Transfers for contract benefits and terminations............................  (51,303,512)  (40,757,628)
   Contract maintenance charges................................................  (11,132,799)   (9,928,004)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   33,403,069    33,345,316
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            16
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (8,275,332)  115,041,470

NET ASSETS -- BEGINNING OF PERIOD..............................................  860,552,937   745,511,467
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $852,277,605  $860,552,937
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        1,565         1,091
  Redeemed.....................................................................         (293)          (21)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,272         1,070
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       33,238         9,124
  Redeemed.....................................................................      (31,667)       (6,912)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,571         2,212
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 EQ/BOSTON ADVISORS EQUITY
                                                                                          INCOME*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    932,940  $  1,884,905
  Net realized gain (loss) on investments......................................   (3,120,323)  (13,445,593)
  Change in unrealized appreciation (depreciation) of investments..............   (1,073,746)   37,462,138
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (3,261,129)   25,901,450
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,389,298     9,028,539
   Transfers between funds including guaranteed interest account, net..........   10,537,773    10,108,616
   Transfers for contract benefits and terminations............................  (11,599,847)   (9,191,527)
   Contract maintenance charges................................................   (2,975,286)   (2,552,463)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    3,351,938     7,393,165
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,999            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................      100,808    33,294,615
NET ASSETS -- BEGINNING OF PERIOD..............................................  215,429,676   182,135,061
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $215,530,484  $215,429,676
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          209            86
  Redeemed.....................................................................          (65)           (9)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          144            77
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,266        10,933
  Redeemed.....................................................................      (30,975)       (8,648)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,291         2,285
                                                                                ============  ============

                                                                                   EQ/CALVERT SOCIALLY
                                                                                      RESPONSIBLE*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (504,530) $  (632,416)
  Net realized gain (loss) on investments......................................  (1,773,547)  (2,591,833)
  Change in unrealized appreciation (depreciation) of investments..............   1,597,626    7,974,772
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................    (680,451)   4,750,523
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     589,147      766,100
   Transfers between funds including guaranteed interest account, net..........  (1,016,516)  (1,524,027)
   Transfers for contract benefits and terminations............................  (2,835,178)  (2,149,040)
   Contract maintenance charges................................................    (621,741)    (616,504)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........  (3,884,288)  (3,523,471)
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  (4,564,739)   1,227,052
NET ASSETS -- BEGINNING OF PERIOD..............................................  46,907,835   45,680,783
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $42,343,096  $46,907,835
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       2,035          807
  Redeemed.....................................................................      (2,455)      (1,240)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................        (420)        (433)
                                                                                ===========  ===========

                                                                                    EQ/CAPITAL GUARDIAN
                                                                                         RESEARCH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,486,508) $ (6,039,987)
  Net realized gain (loss) on investments......................................    6,185,721    (9,628,458)
  Change in unrealized appreciation (depreciation) of investments..............   22,319,299   129,006,990
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   22,018,512   113,338,545
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    9,206,535    10,972,286
   Transfers between funds including guaranteed interest account, net..........  (21,779,441)  (32,703,851)
   Transfers for contract benefits and terminations............................  (67,411,532)  (58,486,215)
   Contract maintenance charges................................................  (10,363,376)  (10,117,724)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (90,347,814)  (90,335,504)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (68,329,302)   23,003,041
NET ASSETS -- BEGINNING OF PERIOD..............................................  905,290,541   882,287,500
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $836,961,239  $905,290,541
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           83            55
  Redeemed.....................................................................          (43)           (5)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           40            50
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,796         1,521
  Redeemed.....................................................................      (20,466)      (10,327)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (7,670)       (8,806)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                       EQ/COMMON STOCK INDEX*          EQ/CORE BOND INDEX*       EQ/DAVIS NEW YORK VENTURE*
                                     --------------------------  ------------------------------  --------------------------
                                         2011          2010           2011            2010           2011          2010
                                     ------------  ------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....... $ (1,532,209) $ (1,433,395) $    4,976,389  $    8,448,026  $ (4,081,019) $ (2,337,987)
 Net realized gain (loss) on
   investments......................   (4,649,482)  (23,550,500)    (16,567,702)    (27,611,329)   (6,002,278)  (14,273,215)
 Change in unrealized appreciation
   (depreciation) of investments....      330,310   126,777,315      48,809,618      62,747,112   (11,388,354)   49,500,530
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (decrease) in net
   assets from operations...........   (5,851,381)  101,793,420      37,218,305      43,583,809   (21,471,651)   32,889,328
                                     ------------  ------------  --------------  --------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from
    contractowners..................   12,712,181    15,442,258     111,986,676     112,195,063     9,928,339    10,689,753
   Transfers between funds
    including guaranteed interest
    account, net....................  (27,396,652)  (31,908,979)     (5,465,627)     19,349,652   (14,917,999)   (2,032,940)
   Transfers for contract benefits
    and terminations................  (55,053,208)  (47,102,983)    (76,852,744)    (74,192,447)  (15,860,219)  (14,213,298)
   Contract maintenance charges.....   (9,569,822)   (9,488,582)    (13,365,088)    (12,009,051)   (5,059,064)   (5,004,651)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net increase (decrease) in net
   assets from contractowner
   transactions.....................  (79,307,501)  (73,058,286)     16,303,217      45,343,217   (25,908,943)  (10,561,136)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net increase (decrease) in amount
   retained by AXA in Separate
   Account No. 49...................       36,205        39,999           9,998           3,576        10,000             1
                                     ------------  ------------  --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS...  (85,122,677)   28,775,133      53,531,520      88,930,602   (47,370,594)   22,328,193
NET ASSETS -- BEGINNING OF PERIOD...  804,897,564   776,122,431   1,103,062,951   1,014,132,349   361,365,590   339,037,397
                                     ------------  ------------  --------------  --------------  ------------  ------------

NET ASSETS -- END OF PERIOD......... $719,774,887  $804,897,564  $1,156,594,471  $1,103,062,951  $313,994,996  $361,365,590
                                     ============  ============  ==============  ==============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.............................          135           116              --              --           526           352
 Redeemed...........................          (62)          (23)             --              --          (146)           (4)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (Decrease)............           73            93              --              --           380           348
                                     ============  ============  ==============  ==============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.............................       21,603         1,839          57,102          24,443        12,475         4,670
 Redeemed...........................      (25,036)       (5,231)        (54,378)        (19,150)      (15,763)       (6,330)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (Decrease)............       (3,433)       (3,392)          2,724           5,293        (3,288)       (1,660)
                                     ============  ============  ==============  ==============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/EQUITY 500 INDEX*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $      (65,577) $     (375,029)
  Net realized gain (loss) on investments......................................     (2,091,154)    (24,017,262)
  Change in unrealized appreciation (depreciation) of investments..............      4,577,530     164,923,811
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................      2,420,799     140,531,520
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     23,766,804      28,693,199
   Transfers between funds including guaranteed interest account, net..........    (17,668,791)     16,276,515
   Transfers for contract benefits and terminations............................    (82,770,891)    (67,735,914)
   Contract maintenance charges................................................    (14,505,284)    (13,651,440)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........    (91,178,162)    (36,417,640)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         28,803          10,302
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    (88,728,560)    104,124,182
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,255,796,816   1,151,672,634
                                                                                --------------  --------------

NET ASSETS -- END OF PERI OD................................................... $1,167,068,256  $1,255,796,816
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          1,059             543
  Redeemed.....................................................................           (404)            (45)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            655             498
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         31,679           9,328
  Redeemed.....................................................................        (37,023)        (11,078)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (5,344)         (1,750)
                                                                                ==============  ==============

                                                                                    EQ/EQUITY GROWTH PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (14,310,456) $  (14,559,688)
  Net realized gain (loss) on investments......................................       (463,731)    (22,200,303)
  Change in unrealized appreciation (depreciation) of investments..............    (70,046,530)    192,797,317
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (84,820,717)    156,037,326
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     14,626,874      16,093,932
   Transfers between funds including guaranteed interest account, net..........    (92,255,483)   (121,876,697)
   Transfers for contract benefits and terminations............................    (70,276,687)    (61,811,958)
   Contract maintenance charges................................................    (16,380,962)    (17,034,281)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (164,286,258)   (184,629,004)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (249,096,976)    (28,591,678)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,288,159,072   1,316,750,750
                                                                                --------------  --------------

NET ASSETS -- END OF PERI OD................................................... $1,039,062,096  $1,288,159,072
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         36,790           1,277
  Redeemed.....................................................................        (48,662)        (16,247)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (11,872)        (14,970)
                                                                                ==============  ==============

                                                                                 EQ/FRANKLIN CORE BALANCED*
                                                                                ---------------------------
                                                                                    2011           2010
                                                                                ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 10,074,172  $   7,925,639
  Net realized gain (loss) on investments......................................  (15,041,372)   (48,297,438)
  Change in unrealized appreciation (depreciation) of investments..............   (2,954,998)    89,802,920
                                                                                ------------  -------------
  Net Increase (decrease) in net assets from operations........................   (7,922,198)    49,431,121
                                                                                ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,599,941      7,950,275
   Transfers between funds including guaranteed interest account, net..........   22,045,570    (71,437,251)
   Transfers for contract benefits and terminations............................  (33,668,075)   (28,627,392)
   Contract maintenance charges................................................   (8,190,732)    (8,243,350)
                                                                                ------------  -------------
  Net increase (decrease) in net assets from contractowner transactions........  (13,213,296)  (100,357,718)
                                                                                ------------  -------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998             --
                                                                                ------------  -------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (21,125,496)   (50,926,597)
NET ASSETS -- BEGINNING OF PERIOD..............................................  546,123,131    597,049,728
                                                                                ------------  -------------

NET ASSETS -- END OF PERI OD................................................... $524,997,635  $ 546,123,131
                                                                                ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           58             63
  Redeemed.....................................................................          (27)            (1)
                                                                                ------------  -------------
  Net Increase (Decrease)......................................................           31             62
                                                                                ============  =============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,104          4,879
  Redeemed.....................................................................      (25,513)       (15,898)
                                                                                ------------  -------------
  Net Increase (Decrease)......................................................       (1,409)       (11,019)
                                                                                ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/FRANKLIN TEMPLETON
                                                                                          ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    3,536,178  $    6,157,195
  Net realized gain (loss) on investments......................................    (36,044,051)    (48,402,797)
  Change in unrealized appreciation (depreciation) of investments..............    (44,944,292)    152,079,246
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (77,452,165)    109,833,644
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     23,407,427      24,331,477
   Transfers between funds including guaranteed interest account, net..........    (18,077,940)    (18,954,035)
   Transfers for contract benefits and terminations............................    (71,339,688)    (59,358,724)
   Contract maintenance charges................................................    (19,381,347)    (18,909,604)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........    (85,391,548)    (72,890,886)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             --              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (162,843,713)     36,942,758
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,378,300,270   1,341,357,512
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,215,456,557  $1,378,300,270
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             76              43
  Redeemed.....................................................................            (27)             (3)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             49              40
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         42,013           9,195
  Redeemed.....................................................................        (52,781)        (19,113)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (10,768)         (9,918)
                                                                                ==============  ==============

                                                                                   EQ/GAMCO MERGERS AND
                                                                                       ACQUISITIONS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,636,762) $ (2,295,384)
  Net realized gain (loss) on investments......................................   10,006,864     4,547,741
  Change in unrealized appreciation (depreciation) of investments..............   (8,149,018)    9,750,229
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................     (778,916)   12,002,586
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,189,091     4,201,579
   Transfers between funds including guaranteed interest account, net..........   33,663,357    36,633,851
   Transfers for contract benefits and terminations............................   (9,729,307)   (7,181,754)
   Contract maintenance charges................................................   (2,913,749)   (2,260,010)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   25,209,392    31,393,666
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   24,440,476    43,396,252
NET ASSETS -- BEGINNING OF PERIOD..............................................  181,486,132   138,089,880
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $205,926,608  $181,486,132
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          286           166
  Redeemed.....................................................................          (89)           (3)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          197           163
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,720         5,493
  Redeemed.....................................................................      (10,902)       (3,036)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,818         2,457
                                                                                ============  ============

                                                                                  EQ/GAMCO SMALL COMPANY
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $(12,041,569) $ (7,670,386)
  Net realized gain (loss) on investments......................................   50,995,699     7,145,762
  Change in unrealized appreciation (depreciation) of investments..............  (83,945,249)  194,551,939
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (44,991,119)  194,027,315
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   30,656,830    23,512,644
   Transfers between funds including guaranteed interest account, net..........   11,114,182    74,286,097
   Transfers for contract benefits and terminations............................  (41,775,549)  (29,712,014)
   Contract maintenance charges................................................  (11,976,411)   (9,812,593)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  (11,980,948)   58,274,134
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,002            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (56,962,065)  252,301,449
NET ASSETS -- BEGINNING OF PERIOD..............................................  872,302,060   620,000,611
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $815,339,995  $872,302,060
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        2,020         1,283
  Redeemed.....................................................................         (402)          (50)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,618         1,233
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       15,118         4,836
  Redeemed.....................................................................      (16,128)       (3,679)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,010)        1,157
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                   EQ/GLOBAL BOND PLUS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  9,391,657  $  6,411,792
  Net realized gain (loss) on investments......................................   (4,065,919)  (11,435,204)
  Change in unrealized appreciation (depreciation) of investments..............    8,494,958    24,553,768
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   13,820,696    19,530,356
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,805,717     8,242,445
   Transfers between funds including guaranteed interest account, net..........   53,793,222    62,114,094
   Transfers for contract benefits and terminations............................  (31,197,036)  (23,627,301)
   Contract maintenance charges................................................   (6,787,907)   (5,907,904)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   23,613,996    40,821,334
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       86,862      (104,316)
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   37,521,554    60,247,374
NET ASSETS -- BEGINNING OF PERIOD..............................................  474,479,427   414,232,053
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $512,000,981  $474,479,427
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          570           245
  Redeemed.....................................................................         (360)         (107)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          210           138
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       27,814        11,764
  Redeemed.....................................................................      (26,028)       (8,434)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,786         3,330
                                                                                ============  ============

                                                                                    EQ/GLOBAL MULTI-SECTOR
                                                                                            EQUITY*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    2,313,839  $   (4,071,620)
  Net realized gain (loss) on investments......................................    (62,532,210)    (93,814,827)
  Change in unrealized appreciation (depreciation) of investments..............    (78,779,171)    195,853,821
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (138,997,542)     97,967,374
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     13,583,381      17,930,470
   Transfers between funds including guaranteed interest account, net..........    (80,264,970)    (43,139,517)
   Transfers for contract benefits and terminations............................    (56,943,878)    (51,708,000)
   Contract maintenance charges................................................    (14,496,142)    (15,496,696)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (138,121,609)    (92,413,746)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         25,002               3
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (277,094,149)      5,553,628
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,136,406,800   1,130,853,172
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  859,312,651  $1,136,406,800
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................            189             192
  Redeemed.....................................................................            (59)            (20)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            130             172
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         25,512           5,663
  Redeemed.....................................................................        (32,404)        (10,964)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (6,892)         (5,301)
                                                                                ==============  ==============

                                                                                EQ/INTERMEDIATE GOVERNMENT
                                                                                        BOND INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,130,960) $   (950,110)
  Net realized gain (loss) on investments......................................    4,490,968        11,700
  Change in unrealized appreciation (depreciation) of investments..............   14,122,971    10,662,192
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   14,482,979     9,723,782
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   45,773,295    58,835,387
   Transfers between funds including guaranteed interest account, net..........   29,777,337   (14,557,934)
   Transfers for contract benefits and terminations............................  (29,568,007)  (27,784,102)
   Contract maintenance charges................................................   (4,679,431)   (4,338,587)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   41,303,194    12,154,764
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   55,796,173    21,878,546
NET ASSETS -- BEGINNING OF PERIOD..............................................  391,665,216   369,786,670
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $447,461,389  $391,665,216
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       30,027        15,689
  Redeemed.....................................................................      (25,461)      (13,481)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        4,566         2,208
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/INTERNATIONAL CORE PLUS*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   8,945,111  $  2,336,295
  Net realized gain (loss) on investments......................................   (30,871,558)  (38,528,670)
  Change in unrealized appreciation (depreciation) of investments..............  (114,393,240)   90,147,494
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................  (136,319,687)   53,955,119
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    12,881,872    17,014,839
   Transfers between funds including guaranteed interest account, net..........    (1,101,636)   (5,643,923)
   Transfers for contract benefits and terminations............................   (43,918,690)  (38,198,114)
   Contract maintenance charges................................................    (9,587,667)   (9,621,790)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (41,726,121)  (36,448,988)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        17,961        21,998
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (178,027,847)   17,528,129
NET ASSETS -- BEGINNING OF PERIOD..............................................   786,848,640   769,320,511
                                                                                -------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $ 608,820,793  $786,848,640
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           223           269
  Redeemed.....................................................................          (145)          (80)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................            78           189
                                                                                =============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        19,256         5,530
  Redeemed.....................................................................       (22,482)       (8,709)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (3,226)       (3,179)
                                                                                =============  ============

                                                                                EQ/INTERNATIONAL EQUITY INDEX*
                                                                                -----------------------------
                                                                                     2011           2010
                                                                                -------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   7,993,671   $  4,998,147
  Net realized gain (loss) on investments......................................   (64,998,237)   (75,518,603)
  Change in unrealized appreciation (depreciation) of investments..............   (25,254,165)    91,853,963
                                                                                -------------   ------------
  Net Increase (decrease) in net assets from operations........................   (82,258,731)    21,333,507
                                                                                -------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    10,146,413     13,350,290
   Transfers between funds including guaranteed interest account, net..........   (24,651,154)   (32,985,851)
   Transfers for contract benefits and terminations............................   (35,162,957)   (31,609,278)
   Contract maintenance charges................................................    (8,795,508)    (9,184,793)
                                                                                -------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........   (58,463,206)   (60,429,632)
                                                                                -------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,002             --
                                                                                -------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (140,711,935)   (39,096,125)
NET ASSETS -- BEGINNING OF PERIOD..............................................   664,656,308    703,752,433
                                                                                -------------   ------------
NET ASSETS -- END OF PERIOD.................................................... $ 523,944,373   $664,656,308
                                                                                =============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           128            106
  Redeemed.....................................................................           (46)            (4)
                                                                                -------------   ------------
  Net Increase (Decrease)......................................................            82            102
                                                                                =============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        25,807         (4,302)
  Redeemed.....................................................................       (30,577)        (9,558)
                                                                                -------------   ------------
  Net Increase (Decrease)......................................................        (4,770)        (5,256)
                                                                                =============   ============

                                                                                 EQ/INTERNATIONAL ETF*
                                                                                ----------------------
                                                                                   2011        2010
                                                                                ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   75,568  $   53,285
  Net realized gain (loss) on investments......................................    145,066      77,869
  Change in unrealized appreciation (depreciation) of investments..............   (868,083)    137,277
                                                                                ----------  ----------
  Net Increase (decrease) in net assets from operations........................   (647,449)    268,431
                                                                                ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    946,520     941,249
   Transfers between funds including guaranteed interest account, net..........    429,559     301,281
   Transfers for contract benefits and terminations............................    (43,523)    (29,518)
   Contract maintenance charges................................................       (288)         --
                                                                                ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,332,268   1,213,012
                                                                                ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.     10,001          --
                                                                                ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................    694,820   1,481,443
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,466,280   1,984,837
                                                                                ----------  ----------
NET ASSETS -- END OF PERIOD.................................................... $4,161,100  $3,466,280
                                                                                ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        226         137
  Redeemed.....................................................................       (100)        (12)
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................        126         125
                                                                                ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.......................................................................         --          --
  Redeemed.....................................................................         --          --
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................         --          --
                                                                                ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                EQ/INTERNATIONAL VALUE PLUS*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   3,055,103  $ (4,996,923)
  Net realized gain (loss) on investments......................................   (42,789,971)  (46,214,094)
  Change in unrealized appreciation (depreciation) of investments..............   (78,839,087)   79,693,302
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................  (118,573,955)   28,482,285
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    11,109,488    19,881,418
   Transfers between funds including guaranteed interest account, net..........   (30,008,576)   (2,706,603)
   Transfers for contract benefits and terminations............................   (40,740,419)  (39,464,023)
   Contract maintenance charges................................................    (8,507,720)   (8,865,559)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (68,147,227)  (31,154,767)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        17,727        12,971
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (186,703,455)   (2,659,511)
NET ASSETS -- BEGINNING OF PERIOD..............................................   740,643,364   743,302,875
                                                                                -------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $ 553,939,909  $740,643,364
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           207           411
  Redeemed.....................................................................          (144)         (121)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................            63           290
                                                                                =============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        19,960         5,876
  Redeemed.....................................................................       (24,276)       (8,184)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (4,316)       (2,308)
                                                                                =============  ============

                                                                                     EQ/JPMORGAN VALUE
                                                                                      OPPORTUNITIES*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,090,151) $   (330,695)
  Net realized gain (loss) on investments......................................   (7,541,764)  (15,337,191)
  Change in unrealized appreciation (depreciation) of investments..............   (9,451,943)   42,809,362
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (18,083,858)   27,141,476
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,270,814     9,000,248
   Transfers between funds including guaranteed interest account, net..........   (3,578,944)    9,752,342
   Transfers for contract benefits and terminations............................  (21,464,787)  (20,411,208)
   Contract maintenance charges................................................   (2,630,337)   (2,524,569)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (21,403,254)   (4,183,187)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (39,477,111)   22,958,289
NET ASSETS -- BEGINNING OF PERIOD..............................................  281,296,552   258,338,263
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $241,819,441  $281,296,552
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          275           173
  Redeemed.....................................................................         (172)          (10)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          103           163
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        6,058         4,040
  Redeemed.....................................................................       (7,853)       (4,472)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,795)         (432)
                                                                                ============  ============

                                                                                  EQ/LARGE CAP CORE PLUS
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (649,541) $   (703,941)
  Net realized gain (loss) on investments......................................    1,025,758     5,950,445
  Change in unrealized appreciation (depreciation) of investments..............   (8,429,082)   12,483,696
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (8,052,865)   17,730,200
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    2,547,113     3,378,773
   Transfers between funds including guaranteed interest account, net..........   (3,403,052)   (1,379,102)
   Transfers for contract benefits and terminations............................  (14,023,825)  (13,141,839)
   Contract maintenance charges................................................   (1,539,500)   (1,507,734)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (16,419,264)  (12,649,902)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (24,462,129)    5,080,298
NET ASSETS -- BEGINNING OF PERIOD..............................................  158,869,799   153,789,501
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $134,407,670  $158,869,799
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        2,871         1,377
  Redeemed.....................................................................       (4,565)       (2,891)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,694)       (1,514)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/LARGE CAP GROWTH INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,998,695) $ (1,599,272)
  Net realized gain (loss) on investments......................................   13,613,801     4,081,061
  Change in unrealized appreciation (depreciation) of investments..............   (8,197,628)   39,038,701
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................    3,417,478    41,520,490
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,895,512     8,708,376
   Transfers between funds including guaranteed interest account, net..........   10,892,275    (7,012,053)
   Transfers for contract benefits and terminations............................  (25,590,200)  (22,541,290)
   Contract maintenance charges................................................   (3,848,166)   (3,501,836)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (11,650,579)  (24,346,803)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,002            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (8,223,099)   17,173,687
NET ASSETS -- BEGINNING OF PERIOD..............................................  334,425,287   317,251,600
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD                                                     $326,202,188  $334,425,287
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          258           183
  Redeemed.....................................................................          (93)          (28)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          165           155
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       14,404         4,253
  Redeemed.....................................................................      (16,284)       (7,903)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,880)       (3,650)
                                                                                ============  ============

                                                                                EQ/LARGE CAP GROWTH PLUS* (F)
                                                                                ----------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,196,298)  $ (2,665,001)
  Net realized gain (loss) on investments......................................    4,638,185     (2,058,115)
  Change in unrealized appreciation (depreciation) of investments..............  (29,171,977)    34,373,610
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................  (28,730,090)    29,650,494
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,754,849      6,983,905
   Transfers between funds including guaranteed interest account, net..........  301,140,982     (8,881,962)
   Transfers for contract benefits and terminations............................  (29,312,087)   (15,689,813)
   Contract maintenance charges................................................   (5,327,835)    (2,688,173)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........  274,255,909    (20,276,043)
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  245,535,819      9,374,451
NET ASSETS -- BEGINNING OF PERIOD..............................................  262,049,451    252,675,000
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD                                                     $507,585,270   $262,049,451
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          193             93
  Redeemed.....................................................................         (102)           (14)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................           91             79
                                                                                ============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,813          1,929
  Redeemed.....................................................................      (13,596)        (3,524)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................       19,217         (1,595)
                                                                                ============   ============

                                                                                EQ/LARGE CAP VALUE INDEX* (G)
                                                                                ----------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    603,316   $     57,450
  Net realized gain (loss) on investments......................................  (22,677,009)   (17,662,023)
  Change in unrealized appreciation (depreciation) of investments..............   23,174,305     31,190,003
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................    1,100,612     13,585,430
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,604,817      4,653,486
   Transfers between funds including guaranteed interest account, net..........  144,598,466      5,143,141
   Transfers for contract benefits and terminations............................  (11,769,742)    (4,978,531)
   Contract maintenance charges................................................   (3,224,606)    (1,671,559)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........  134,208,935      3,146,537
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,997             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  135,319,544     16,731,967
NET ASSETS -- BEGINNING OF PERIOD..............................................  120,935,629    104,203,662
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD                                                     $256,255,173   $120,935,629
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          157             93
  Redeemed.....................................................................          (84)           (11)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................           73             82
                                                                                ============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       47,469          4,665
  Redeemed.....................................................................      (23,761)        (4,280)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................       23,708            385
                                                                                ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                   EQ/LARGE CAP VALUE PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (3,722,698) $   (3,572,302)
  Net realized gain (loss) on investments......................................    (65,119,242)    (79,295,631)
  Change in unrealized appreciation (depreciation) of investments..............      1,633,641     201,532,934
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (67,208,299)    118,665,001
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     12,228,570      14,109,750
   Transfers between funds including guaranteed interest account, net..........    (49,004,609)    (57,748,572)
   Transfers for contract benefits and terminations............................    (77,866,151)    (72,783,534)
   Contract maintenance charges................................................    (13,839,555)    (14,517,732)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (128,481,745)   (130,940,088)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (195,680,045)    (12,275,087)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,168,874,647   1,181,149,734
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  973,194,602  $1,168,874,647
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             92             104
  Redeemed.....................................................................            (77)             (2)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             15             102
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         39,282           1,260
  Redeemed.....................................................................        (50,515)        (13,798)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (11,233)        (12,538)
                                                                                ==============  ==============

                                                                                 EQ/LORD ABBETT LARGE CAP
                                                                                           CORE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,555,827) $ (1,829,718)
  Net realized gain (loss) on investments......................................   12,278,772       764,286
  Change in unrealized appreciation (depreciation) of investments..............  (31,951,329)   21,860,374
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (21,228,384)   20,794,942
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,393,877     7,190,672
   Transfers between funds including guaranteed interest account, net..........   12,373,566    18,698,798
   Transfers for contract benefits and terminations............................  (10,231,541)   (7,562,569)
   Contract maintenance charges................................................   (2,836,483)   (2,345,017)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    5,699,419    15,981,884
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (15,528,965)   36,776,826
NET ASSETS -- BEGINNING OF PERIOD..............................................  191,944,843   155,168,017
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $176,415,878  $191,944,843
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,159         5,493
  Redeemed.....................................................................      (11,849)       (4,032)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          310         1,461
                                                                                ============  ============

                                                                                EQ/MFS INTERNATIONAL GROWTH*
                                                                                --------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,156,841)  $ (1,539,936)
  Net realized gain (loss) on investments......................................   14,735,157    (12,960,436)
  Change in unrealized appreciation (depreciation) of investments..............  (57,122,173)    54,538,719
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................  (45,543,857)    40,038,347
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   10,962,807     12,615,167
   Transfers between funds including guaranteed interest account, net..........   11,540,240     70,815,470
   Transfers for contract benefits and terminations............................  (17,926,168)   (12,777,936)
   Contract maintenance charges................................................   (5,444,863)    (4,359,648)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........     (867,984)    66,293,053
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (46,401,841)   106,331,400
NET ASSETS -- BEGINNING OF PERIOD..............................................  378,499,268    272,167,868
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD.................................................... $332,097,427   $378,499,268
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          362            270
  Redeemed.....................................................................         (154)          (144)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................          208            126
                                                                                ============   ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       18,469         11,475
  Redeemed.....................................................................      (18,267)        (5,927)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................          202          5,548
                                                                                ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/MID CAP INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,935,610) $ (4,804,345)
  Net realized gain (loss) on investments......................................  (26,940,767)  (53,827,554)
  Change in unrealized appreciation (depreciation) of investments..............    8,939,264   203,223,970
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (23,937,113)  144,592,071
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,576,104    13,019,432
   Transfers between funds including guaranteed interest account, net..........  (32,034,388)  (31,800,373)
   Transfers for contract benefits and terminations............................  (44,019,394)  (34,995,676)
   Contract maintenance charges................................................   (9,379,343)   (8,962,624)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (73,857,021)  (62,739,241)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       37,783        53,718
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (97,756,351)   81,906,548
NET ASSETS -- BEGINNING OF PERIOD..............................................  734,556,931   652,650,383
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $636,800,580  $734,556,931
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          302           211
  Redeemed.....................................................................         (185)          (26)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          117           185
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       26,078         4,368
  Redeemed.....................................................................      (32,152)      (10,648)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (6,074)       (6,280)
                                                                                ============  ============

                                                                                    EQ/MID CAP VALUE PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (6,510,644) $   (5,227,522)
  Net realized gain (loss) on investments......................................    (57,064,876)   (124,431,143)
  Change in unrealized appreciation (depreciation) of investments..............    (45,450,648)    332,475,742
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (109,026,168)    202,817,077
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     11,279,012      15,635,307
   Transfers between funds including guaranteed interest account, net..........    (59,373,885)   (109,598,303)
   Transfers for contract benefits and terminations............................    (64,888,459)    (59,654,561)
   Contract maintenance charges................................................    (14,303,820)    (15,073,590)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (127,287,152)   (168,691,147)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,997              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (236,303,323)     34,125,930
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,137,023,786   1,102,897,856
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  900,720,463  $1,137,023,786
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             66              34
  Redeemed.....................................................................            (36)             (9)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             30              25
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         30,477           2,106
  Redeemed.....................................................................        (38,944)        (14,942)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (8,467)        (12,836)
                                                                                ==============  ==============

                                                                                      EQ/MONEY MARKET*
                                                                                ----------------------------
                                                                                     2011           2010
                                                                                -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (9,640,902) $ (11,461,435)
  Net realized gain (loss) on investments......................................        (5,664)       (34,619)
  Change in unrealized appreciation (depreciation) of investments..............       (82,757)        93,700
                                                                                -------------  -------------
  Net Increase (decrease) in net assets from operations........................    (9,729,323)   (11,402,354)
                                                                                -------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   600,679,674    211,662,332
   Transfers between funds including guaranteed interest account, net..........  (347,945,831)  (251,321,649)
   Transfers for contract benefits and terminations............................  (207,112,460)  (206,937,596)
   Contract maintenance charges................................................    (7,404,516)    (8,713,003)
                                                                                -------------  -------------
  Net increase (decrease) in net assets from contractowner transactions........    38,216,867   (255,309,916)
                                                                                -------------  -------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.            --             --
                                                                                -------------  -------------

INCREASE (DECREASE) IN NET ASSETS..............................................    28,487,544   (266,712,270)
NET ASSETS -- BEGINNING OF PERIOD..............................................   674,962,535    941,674,805
                                                                                -------------  -------------

NET ASSETS -- END OF PERIOD.................................................... $ 703,450,079  $ 674,962,535
                                                                                =============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         9,796             --
  Redeemed.....................................................................        (7,068)            --
                                                                                -------------  -------------
  Net Increase (Decrease)......................................................         2,728             --
                                                                                =============  =============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       513,586         94,244
  Redeemed.....................................................................      (493,238)       (90,015)
                                                                                -------------  -------------
  Net Increase (Decrease)......................................................        20,348          4,229
                                                                                =============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/MONTAG & CALDWELL
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,554,482) $ (1,562,532)
  Net realized gain (loss) on investments......................................    4,604,786    (3,832,437)
  Change in unrealized appreciation (depreciation) of investments..............     (729,842)   15,990,596
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................    2,320,462    10,595,627
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,696,079     6,424,399
   Transfers between funds including guaranteed interest account, net..........   (9,974,453)   (5,491,466)
   Transfers for contract benefits and terminations............................   (7,940,812)   (7,731,372)
   Contract maintenance charges................................................   (2,213,752)   (2,398,972)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (15,432,938)   (9,197,411)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (13,112,476)    1,398,216
NET ASSETS -- BEGINNING OF PERIOD..............................................  174,190,074   172,791,858
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $161,077,598  $174,190,074
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          366           477
  Redeemed.....................................................................         (159)          (20)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          207           457
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       23,686         6,962
  Redeemed.....................................................................      (26,946)      (10,137)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,260)       (3,175)
                                                                                ============  ============

                                                                                 EQ/MORGAN STANLEY MID CAP
                                                                                          GROWTH*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (7,901,567) $ (6,483,463)
  Net realized gain (loss) on investments......................................    81,527,114     2,139,710
  Change in unrealized appreciation (depreciation) of investments..............  (132,852,052)  134,660,911
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (59,226,505)  130,317,158
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    22,203,213    19,088,458
   Transfers between funds including guaranteed interest account, net..........    37,863,905    88,611,674
   Transfers for contract benefits and terminations............................   (35,091,888)  (23,291,011)
   Contract maintenance charges................................................    (9,199,344)   (6,757,222)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    15,775,886    77,651,899
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,000            --
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (43,440,619)  207,969,057
NET ASSETS -- BEGINNING OF PERIOD..............................................   614,424,419   406,455,362
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 570,983,800  $614,424,419
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         1,011           590
  Redeemed.....................................................................          (285)         (137)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................           726           453
                                                                                =============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        23,875        11,688
  Redeemed.....................................................................       (23,657)       (7,010)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................           218         4,678
                                                                                =============  ============

                                                                                EQ/MUTUAL LARGE CAP EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,309,262) $    686,220
  Net realized gain (loss) on investments......................................   (9,527,288)  (15,707,826)
  Change in unrealized appreciation (depreciation) of investments..............   (1,353,986)   36,768,566
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (12,190,536)   21,746,960
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    2,771,916     3,479,102
   Transfers between funds including guaranteed interest account, net..........  (12,739,768)  (18,211,997)
   Transfers for contract benefits and terminations............................  (11,427,620)  (10,895,006)
   Contract maintenance charges................................................   (3,466,743)   (3,624,570)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (24,862,215)  (29,252,471)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (37,042,753)   (7,505,511)
NET ASSETS -- BEGINNING OF PERIOD..............................................  231,049,778   238,555,289
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $194,007,025  $231,049,778
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           51            48
  Redeemed.....................................................................          (21)           (1)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           30            47
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        5,870         1,203
  Redeemed.....................................................................       (8,716)       (4,866)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (2,846)       (3,663)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/OPPENHEIMER GLOBAL*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,046,135) $ (1,594,990)
  Net realized gain (loss) on investments......................................    6,265,079    (5,794,188)
  Change in unrealized appreciation (depreciation) of investments..............  (37,740,991)   31,989,119
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (33,522,047)   24,599,941
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   14,420,197    13,281,583
   Transfers between funds including guaranteed interest account, net..........   72,762,469    55,292,392
   Transfers for contract benefits and terminations............................  (14,183,966)   (8,293,582)
   Contract maintenance charges................................................   (4,237,300)   (2,762,472)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   68,761,400    57,517,921
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --             3
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   35,239,353    82,117,865
NET ASSETS -- BEGINNING OF PERIOD..............................................  245,178,138   163,060,273
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $280,417,491  $245,178,138
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          616           306
  Redeemed.....................................................................         (162)          (43)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          454           263
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       20,642        10,580
  Redeemed.....................................................................      (14,797)       (5,120)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        5,845         5,460
                                                                                ============  ============

                                                                                  EQ/PIMCO ULTRA SHORT BOND*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (12,081,290) $  (16,660,452)
  Net realized gain (loss) on investments......................................    (12,969,821)    (32,817,732)
  Change in unrealized appreciation (depreciation) of investments..............      4,551,855      40,441,026
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (20,499,256)     (9,037,158)
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     20,474,715      35,647,672
   Transfers between funds including guaranteed interest account, net..........    (22,097,758)    (36,975,938)
   Transfers for contract benefits and terminations............................    (85,324,057)    (90,378,169)
   Contract maintenance charges................................................    (17,335,189)    (19,746,167)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (104,282,289)   (111,452,602)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,000              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (124,771,545)   (120,489,760)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,294,765,559   1,415,255,319
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $1,169,994,014  $1,294,765,559
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          1,678           1,539
  Redeemed.....................................................................         (1,167)           (209)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            511           1,330
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         70,846          32,281
  Redeemed.....................................................................        (81,152)        (43,958)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (10,306)        (11,677)
                                                                                ==============  ==============

                                                                                   EQ/QUALITY BOND PLUS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  4,645,854  $ 52,128,835
  Net realized gain (loss) on investments......................................  (12,266,119)   (6,003,038)
  Change in unrealized appreciation (depreciation) of investments..............    6,355,955   (19,985,136)
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (1,264,310)   26,140,661
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   24,754,700    34,150,025
   Transfers between funds including guaranteed interest account, net..........  (24,697,967)   (9,692,627)
   Transfers for contract benefits and terminations............................  (37,001,498)  (36,306,894)
   Contract maintenance charges................................................   (7,141,775)   (7,338,590)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (44,086,540)  (19,188,086)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (45,350,850)    6,952,575
NET ASSETS -- BEGINNING OF PERIOD..............................................  565,295,738   558,343,163
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $519,944,888  $565,295,738
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,213        11,067
  Redeemed.....................................................................      (27,455)      (12,329)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,242)       (1,262)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                  EQ/SMALL COMPANY INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,846,725) $ (2,260,703)
  Net realized gain (loss) on investments......................................   33,177,772   (24,935,414)
  Change in unrealized appreciation (depreciation) of investments..............  (54,463,263)  125,792,660
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (25,132,216)   98,596,543
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,372,509    14,071,255
   Transfers between funds including guaranteed interest account, net..........  (24,868,278)  (17,676,567)
   Transfers for contract benefits and terminations............................  (26,000,265)  (20,362,790)
   Contract maintenance charges................................................   (6,387,779)   (5,991,684)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (45,883,813)  (29,959,786)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (71,006,029)   68,636,757
NET ASSETS -- BEGINNING OF PERIOD..............................................  508,784,233   440,147,476
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $437,778,204  $508,784,233
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          216           214
  Redeemed.....................................................................         (137)          (22)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           79           192
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       15,949         4,584
  Redeemed.....................................................................      (19,036)       (7,147)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,087)       (2,563)
                                                                                ============  ============

                                                                                  EQ/T. ROWE PRICE GROWTH
                                                                                          STOCK*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,118,796) $ (4,924,523)
  Net realized gain (loss) on investments......................................    5,162,523    (2,732,322)
  Change in unrealized appreciation (depreciation) of investments..............  (13,360,596)   56,083,078
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (14,316,869)   48,426,233
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   18,172,867    21,494,187
   Transfers between funds including guaranteed interest account, net..........   20,930,830    41,257,431
   Transfers for contract benefits and terminations............................  (25,928,337)  (17,689,907)
   Contract maintenance charges................................................   (5,404,524)   (4,308,822)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    7,770,836    40,752,889
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,997            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (6,536,036)   89,179,122
NET ASSETS -- BEGINNING OF PERIOD..............................................  402,261,538   313,082,416
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $395,725,502  $402,261,538
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          639           567
  Redeemed.....................................................................         (193)         (127)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          446           440
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       18,034         8,662
  Redeemed.....................................................................      (17,255)       (4,967)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          779         3,695
                                                                                ============  ============

                                                                                EQ/TEMPLETON GLOBAL EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    513,489  $    (58,709)
  Net realized gain (loss) on investments......................................   (7,277,283)  (11,950,986)
  Change in unrealized appreciation (depreciation) of investments..............  (11,497,469)   23,739,286
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (18,261,263)   11,729,591
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,788,966     6,851,036
   Transfers between funds including guaranteed interest account, net..........    2,727,929     3,687,608
   Transfers for contract benefits and terminations............................  (10,543,828)   (8,887,410)
   Contract maintenance charges................................................   (2,983,239)   (2,856,263)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (5,010,172)   (1,205,029)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (23,261,437)   10,524,562
NET ASSETS -- BEGINNING OF PERIOD..............................................  194,226,931   183,702,369
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $170,965,494  $194,226,931
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          110           105
  Redeemed.....................................................................          (53)          (18)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           57            87
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,107         3,697
  Redeemed.....................................................................       (8,761)       (3,946)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (654)         (249)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                 EQ/UBS GROWTH & INCOME*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (470,528) $  (494,021)
  Net realized gain (loss) on investments......................................    (238,060)  (2,127,239)
  Change in unrealized appreciation (depreciation) of investments..............  (2,235,090)   9,628,253
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (2,943,678)   7,006,993
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   3,138,369    4,282,687
   Transfers between funds including guaranteed interest account, net..........   4,644,067     (980,741)
   Transfers for contract benefits and terminations............................  (3,421,163)  (3,187,709)
   Contract maintenance charges................................................    (978,710)    (892,945)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........   3,382,563     (778,708)
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................     438,885    6,228,285
NET ASSETS -- BEGINNING OF PERIOD..............................................  70,027,353   63,799,068
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $70,466,238  $70,027,353
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.......................................................................      13,292        5,058
  Redeemed.....................................................................     (12,396)      (4,631)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................         896          427
                                                                                ===========  ===========

                                                                                  EQ/VAN KAMPEN COMSTOCK*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (305,108) $   (540,884)
  Net realized gain (loss) on investments......................................   (2,981,340)   (9,464,917)
  Change in unrealized appreciation (depreciation) of investments..............   (6,069,576)   37,945,921
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (9,356,024)   27,940,120
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,376,414     5,581,392
   Transfers between funds including guaranteed interest account, net..........   22,589,584       556,523
   Transfers for contract benefits and terminations............................  (14,848,024)  (11,285,117)
   Contract maintenance charges................................................   (3,662,957)   (3,263,131)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    9,455,017    (8,410,333)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................       98,993    19,529,787
NET ASSETS -- BEGINNING OF PERIOD..............................................  238,921,317   219,391,530
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $239,020,310  $238,921,317
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          101            87
  Redeemed.....................................................................          (42)           (4)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           59            83
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        9,637         2,566
  Redeemed.....................................................................       (8,851)       (3,651)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          786        (1,085)
                                                                                ============  ============

                                                                                   EQ/WELLS FARGO OMEGA
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (7,144,859) $ (4,851,626)
  Net realized gain (loss) on investments......................................   28,323,596    13,444,641
  Change in unrealized appreciation (depreciation) of investments..............  (63,334,553)   44,175,021
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (42,155,816)   52,768,036
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   22,576,367    17,657,805
   Transfers between funds including guaranteed interest account, net..........  133,274,686    67,388,141
   Transfers for contract benefits and terminations............................  (24,897,217)  (15,511,156)
   Contract maintenance charges................................................   (6,762,743)   (4,493,713)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  124,191,093    65,041,077
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       20,001         9,999
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   82,055,278   117,819,112
NET ASSETS -- BEGINNING OF PERIOD..............................................  413,264,821   295,445,709
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $495,320,099  $413,264,821
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       30,146        11,345
  Redeemed.....................................................................      (20,894)       (5,945)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        9,252         5,400
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                FIDELITY(R) VIP ASSET MANAGER:
                                                                                  GROWTH PORTFOLIO
                                                                                -----------------------------
                                                                                   2011           2010
                                                                                  ---------       --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (628)      $   (450)
  Net realized gain (loss) on investments......................................    45,162          8,181
  Change in unrealized appreciation (depreciation) of investments..............  (112,308)        56,550
                                                                                  ---------       --------
  Net Increase (decrease) in net assets from operations........................   (67,774)        64,281
                                                                                  ---------       --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   353,207        535,368
   Transfers between funds including guaranteed interest account, net..........  (198,188)       181,064
   Transfers for contract benefits and terminations............................   (58,291)        (8,186)
   Contract maintenance charges................................................      (134)            --
                                                                                  ---------       --------
  Net increase (decrease) in net assets from contractowner transactions........    96,594        708,246
                                                                                  ---------       --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        (8)            33
                                                                                  ---------       --------

INCREASE (DECREASE) IN NET ASSETS..............................................    28,812        772,560
NET ASSETS -- BEGINNING OF PERIOD..............................................   772,560             --
                                                                                  ---------       --------

NET ASSETS -- END OF PERIOD.................................................... $ 801,372       $772,560
                                                                                  =========       ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................        76            119
  Redeemed.....................................................................       (68)           (53)
                                                                                  ---------       --------
  Net Increase (Decrease)......................................................         8             66
                                                                                  =========       ========

                                                                                                              FIDELITY(R) VIP
                                                                                FIDELITY(R) VIP CONTRAFUND(R)  FREEDOM 2015
                                                                                        PORTFOLIO              PORTFOLIO (C)
                                                                                ----------------------------  ---------------
                                                                                    2011           2010            2011
                                                                                 -----------    -----------   ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (85,297)   $    23,873       $  4,114
  Net realized gain (loss) on investments......................................     225,994         41,815         (6,564)
  Change in unrealized appreciation (depreciation) of investments..............  (1,214,510)     1,304,990        (16,617)
                                                                                 -----------    -----------      --------
  Net Increase (decrease) in net assets from operations........................  (1,073,813)     1,370,678        (19,067)
                                                                                 -----------    -----------      --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  11,726,196      9,917,768        464,113
   Transfers between funds including guaranteed interest account, net..........     511,060      1,377,266          7,837
   Transfers for contract benefits and terminations............................    (658,234)      (101,238)       (11,244)
   Contract maintenance charges................................................      (1,969)            (6)            --
                                                                                 -----------    -----------      --------
  Net increase (decrease) in net assets from contractowner transactions........  11,577,053     11,193,790        460,706
                                                                                 -----------    -----------      --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         14,997              8
                                                                                 -----------    -----------      --------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,503,240     12,579,465        441,647
NET ASSETS -- BEGINNING OF PERIOD..............................................  12,597,028         17,563             --
                                                                                 -----------    -----------      --------

NET ASSETS -- END OF PERIOD.................................................... $23,100,268    $12,597,028       $441,647
                                                                                 ===========    ===========      ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................       1,364          1,092             89
  Redeemed.....................................................................        (400)           (41)           (43)
                                                                                 -----------    -----------      --------
  Net Increase (Decrease)......................................................         964          1,051             46
                                                                                 ===========    ===========      ========

                                                                                FIDELITY(R) VIP
                                                                                 FREEDOM 2020
                                                                                 PORTFOLIO (C)
                                                                                ---------------
                                                                                     2011
                                                                                ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................    $  6,754
  Net realized gain (loss) on investments......................................       1,618
  Change in unrealized appreciation (depreciation) of investments..............     (21,546)
                                                                                   --------
  Net Increase (decrease) in net assets from operations........................     (13,174)
                                                                                   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     318,411
   Transfers between funds including guaranteed interest account, net..........     149,322
   Transfers for contract benefits and terminations............................          --
   Contract maintenance charges................................................          --
                                                                                   --------
  Net increase (decrease) in net assets from contractowner transactions........     467,733
                                                                                   --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          13
                                                                                   --------

INCREASE (DECREASE) IN NET ASSETS..............................................     454,572
NET ASSETS -- BEGINNING OF PERIOD..............................................          --
                                                                                   --------

NET ASSETS -- END OF PERIOD....................................................    $454,572
                                                                                   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................          60
  Redeemed.....................................................................         (12)
                                                                                   --------
  Net Increase (Decrease)......................................................          48
                                                                                   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                FIDELITY(R) VIP FIDELITY(R) VIP
                                                                                 FREEDOM 2025    FREEDOM 2030
                                                                                 PORTFOLIO (C)   PORTFOLIO (C)
                                                                                --------------- ---------------
                                                                                     2011            2011
                                                                                --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................    $  1,731        $  2,265
  Net realized gain (loss) on investments......................................          68             308
  Change in unrealized appreciation (depreciation) of investments..............      (3,736)         (9,714)
                                                                                   --------        --------
  Net Increase (decrease) in net assets from operations........................      (1,937)         (7,141)
                                                                                   --------        --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     115,932         247,354
   Transfers between funds including guaranteed interest account, net..........       4,999         (72,596)
   Transfers for contract benefits and terminations............................        (900)             --
   Contract maintenance charges................................................          --              --
                                                                                   --------        --------
  Net increase (decrease) in net assets from contractowner transactions........     120,031         174,758
                                                                                   --------        --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --               5
                                                                                   --------        --------

INCREASE (DECREASE) IN NET ASSETS..............................................     118,094         167,622
NET ASSETS -- BEGINNING OF PERIOD..............................................          --              --
                                                                                   --------        --------

NET ASSETS -- END OF PERIOD....................................................    $118,094        $167,622
                                                                                   ========        ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................          19              24
  Redeemed.....................................................................          (6)             (6)
                                                                                   --------        --------
  Net Increase (Decrease)......................................................          13              18
                                                                                   ========        ========


                                                                                FIDELITY(R) VIP MID CAP PORTFOLIO
                                                                                --------------------------------
                                                                                    2011             2010
                                                                                  -----------       ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (122,961)      $  (18,324)
  Net realized gain (loss) on investments......................................     175,144           25,950
  Change in unrealized appreciation (depreciation) of investments..............  (1,409,604)         519,941
                                                                                  -----------       ----------
  Net Increase (decrease) in net assets from operations........................  (1,357,421)         527,567
                                                                                  -----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   5,970,724        4,151,129
   Transfers between funds including guaranteed interest account, net..........     324,719          770,481
   Transfers for contract benefits and terminations............................    (242,766)         (76,216)
   Contract maintenance charges................................................        (850)              (2)
                                                                                  -----------       ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,051,827        4,845,392
                                                                                  -----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           10,000
                                                                                  -----------       ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   4,694,406        5,382,959
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,388,840            5,881
                                                                                  -----------       ----------

NET ASSETS -- END OF PERIOD.................................................... $10,083,246       $5,388,840
                                                                                  ===========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................         679              437
  Redeemed.....................................................................        (206)             (21)
                                                                                  -----------       ----------
  Net Increase (Decrease)......................................................         473              416
                                                                                  ===========       ==========

                                                                                FIDELITY(R) VIP STRATEGIC INCOME
                                                                                       PORTFOLIO
                                                                                -------------------------------
                                                                                    2011            2010
                                                                                  -----------      ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   486,528      $  235,780
  Net realized gain (loss) on investments......................................     343,679         163,162
  Change in unrealized appreciation (depreciation) of investments..............    (609,688)       (218,791)
                                                                                  -----------      ----------
  Net Increase (decrease) in net assets from operations........................     220,519         180,151
                                                                                  -----------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   8,082,716       5,996,892
   Transfers between funds including guaranteed interest account, net..........   2,138,521         726,700
   Transfers for contract benefits and terminations............................    (387,085)        (56,385)
   Contract maintenance charges................................................        (865)             (4)
                                                                                  -----------      ----------
  Net increase (decrease) in net assets from contractowner transactions........   9,833,287       6,667,203
                                                                                  -----------      ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         496             205
                                                                                  -----------      ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,054,302       6,847,559
NET ASSETS -- BEGINNING OF PERIOD..............................................   6,870,632          23,073
                                                                                  -----------      ----------

NET ASSETS -- END OF PERIOD.................................................... $16,924,934      $6,870,632
                                                                                  ===========      ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................       1,198             658
  Redeemed.....................................................................        (317)            (29)
                                                                                  -----------      ----------
  Net Increase (Decrease)......................................................         881             629
                                                                                  ===========      ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                FRANKLIN INCOME SECURITIES
                                                                                       FUND (A)
                                                                                -------------------------
                                                                                   2011          2010
                                                                                 ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  224,231    $   14,976
  Net realized gain (loss) on investments......................................     23,069        (2,591)
  Change in unrealized appreciation (depreciation) of investments..............   (324,383)      158,862
                                                                                 ----------   ----------
  Net Increase (decrease) in net assets from operations........................    (77,083)      171,247
                                                                                 ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,497,516     2,662,103
   Transfers between funds including guaranteed interest account, net..........    367,228       992,400
   Transfers for contract benefits and terminations............................   (288,187)      (11,054)
   Contract mainten............................................................
   ance charges................................................................       (264)           --
                                                                                 ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  2,576,293     3,643,449
                                                                                 ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --           298
                                                                                 ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  2,499,210     3,814,994
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,814,994            --
                                                                                 ----------   ----------

NET ASSETS -- END OF PERIOD.................................................... $6,314,204    $3,814,994
                                                                                 ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        561           358
  Redeemed.....................................................................       (336)           (6)
                                                                                 ----------   ----------
  Net Increase (Decrease)......................................................        225           352
                                                                                 ==========   ==========

                                                                                                          FRANKLIN TEMPLETON VIP
                                                                                FRANKLIN STRATEGIC INCOME     FOUNDING FUNDS
                                                                                    SECURITIES FUND         ALLOCATION FUND (A)
                                                                                -----------------------   ----------------------
                                                                                    2011         2010        2011        2010
                                                                                -----------   ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   357,318   $   46,154  $  (20,788) $   15,184
  Net realized gain (loss) on investments......................................      12,298        7,038      22,282         859
  Change in unrealized appreciation (depreciation) of investments..............    (375,251)     113,388     (46,150)     54,429
                                                                                -----------   ----------  ----------  ----------
  Net Increase (decrease) in net assets from operations........................      (5,635)     166,580     (44,656)     70,472
                                                                                -----------   ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   5,558,448    3,764,694     563,376     862,343
   Transfers between funds including guaranteed interest account, net..........   1,610,620      981,718     (81,329)    170,851
   Transfers for contract benefits and terminations............................    (396,758)     (78,141)    (95,162)       (481)
   Contract mainten............................................................
   ance charges................................................................        (775)          (6)       (156)         --
                                                                                -----------   ----------  ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,771,535    4,668,265     386,729   1,032,713
                                                                                -----------   ----------  ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       24,997       1,924          77
                                                                                -----------   ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,765,900    4,859,842     343,997   1,103,262
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,906,181       46,339   1,103,262          --
                                                                                -----------   ----------  ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $11,672,081   $4,906,181  $1,447,259  $1,103,262
                                                                                ===========   ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         797          465         215         108
  Redeemed.....................................................................        (198)         (30)       (178)         (4)
                                                                                -----------   ----------  ----------  ----------
  Net Increase (Decrease)......................................................         599          435          37         104
                                                                                ===========   ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 GOLDMAN SACHS VIT MID  INVESCO V.I. DIVIDEND
                                                                                    CAP VALUE FUND         GROWTH FUND (E)
                                                                                ----------------------  ---------------------
                                                                                   2011        2010             2011
                                                                                ----------  ----------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (33,423) $   (4,057)      $  (10,444)
  Net realized gain (loss) on investments......................................     97,623      20,694           (7,901)
  Change in unrealized appreciation (depreciation) of investments..............   (571,636)    366,648           21,913
                                                                                ----------  ----------       ----------
  Net Increase (decrease) in net assets from operations........................   (507,436)    383,285            3,568
                                                                                ----------  ----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,473,949   2,555,130          302,636
   Transfers between funds including guaranteed interest account, net..........    434,900     201,034          931,813
   Transfers for contract benefits and terminations............................   (103,728)    (13,427)         (83,055)
   Contract maintenance charges................................................       (519)         (2)             (43)
                                                                                ----------  ----------       ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,804,602   2,742,735        1,151,351
                                                                                ----------  ----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        401         101              (14)
                                                                                ----------  ----------       ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,297,567   3,126,121        1,154,905
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,128,626       2,505               --
                                                                                ----------  ----------       ----------

NET ASSETS -- END OF PERIOD.................................................... $6,426,193  $3,128,626       $1,154,905
                                                                                ==========  ==========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................         --          --              184
  Redeemed.....................................................................         --          --              (74)
                                                                                ----------  ----------       ----------
  Net Increase (Decrease)......................................................         --          --              110
                                                                                ==========  ==========       ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................        402         271               --
  Redeemed.....................................................................       (103)        (28)              --
                                                                                ----------  ----------       ----------
  Net Increase (Decrease)......................................................        299         243               --
                                                                                ==========  ==========       ==========

                                                                                INVESCO V.I. GLOBAL REAL
                                                                                      ESTATE FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   394,597  $  113,606
  Net realized gain (loss) on investments......................................      47,979       6,434
  Change in unrealized appreciation (depreciation) of investments..............  (1,767,798)    299,536
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................  (1,325,222)    419,576
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   9,747,103   4,431,862
   Transfers between funds including guaranteed interest account, net..........   2,160,665     859,574
   Transfers for contract benefits and terminations............................    (235,206)    (21,125)
   Contract maintenance charges................................................        (911)         --
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  11,671,651   5,270,311
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         999         299
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,347,428   5,690,186
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,701,695      11,509
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $16,049,123  $5,701,695
                                                                                ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................       1,221         488
  Redeemed.....................................................................        (225)         (6)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         996         482
                                                                                ===========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   INVESCO V.I.     INVESCO V.I. INTERNATIONAL
                                                                                HIGH YIELD FUND (C)       GROWTH FUND
                                                                                ------------------- -------------------------
                                                                                       2011            2011          2010
                                                                                -------------------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................     $     (241)     $  (34,752)   $   18,769
  Net realized gain (loss) on investments......................................         (8,261)        154,602         3,607
  Change in unrealized appreciation (depreciation) of investments..............        (19,663)       (919,864)      336,872
                                                                                    ----------       ----------   ----------
  Net Increase (decrease) in net assets from operations........................        (28,165)       (800,014)      359,248
                                                                                    ----------       ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................      1,719,114       5,901,351     3,316,405
   Transfers between funds including guaranteed interest account, net..........        340,935         316,952       506,317
   Transfers for contract benefits and terminations............................        (26,011)       (150,481)      (17,882)
   Contract maintenance charges................................................             --            (600)           (2)
                                                                                    ----------       ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........      2,034,038       6,067,222     3,804,838
                                                                                    ----------       ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             63             499           200
                                                                                    ----------       ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................      2,005,936       5,267,707     4,164,286
NET ASSETS -- BEGINNING OF PERIOD..............................................             --       4,164,286            --
                                                                                    ----------       ----------   ----------

NET ASSETS -- END OF PERIOD....................................................     $2,005,936      $9,431,993    $4,164,286
                                                                                    ==========       ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................            260             721           371
  Redeemed.....................................................................            (53)           (183)           (5)
                                                                                    ----------       ----------   ----------
  Net Increase (Decrease)......................................................            207             538           366
                                                                                    ==========       ==========   ==========

                                                                                                           INVESCO V.I. MID CAP
                                                                                INVESCO V.I. LEISURE FUND    CORE EQUITY FUND
                                                                                ------------------------  ----------------------
                                                                                  2011         2010          2011        2010
                                                                                 --------     --------    ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,445)    $   (352)    $  (28,451) $   (4,611)
  Net realized gain (loss) on investments......................................    3,549          628         29,040       2,876
  Change in unrealized appreciation (depreciation) of investments..............  (23,427)      12,057       (225,536)    118,073
                                                                                 --------     --------    ----------  ----------
  Net Increase (decrease) in net assets from operations........................  (22,323)      12,333       (224,947)    116,338
                                                                                 --------     --------    ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  177,887       94,133      1,207,734   1,081,781
   Transfers between funds including guaranteed interest account, net..........   27,258       27,981        137,663     242,444
   Transfers for contract benefits and terminations............................   (2,064)          --        (36,918)     (8,395)
   Contract maintenance charges................................................      (24)          --           (240)         (3)
                                                                                 --------     --------    ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  203,057      122,114      1,308,239   1,315,827
                                                                                 --------     --------    ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       --           --             --          --
                                                                                 --------     --------    ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  180,734      134,447      1,083,292   1,432,165
NET ASSETS -- BEGINNING OF PERIOD..............................................  134,447           --      1,432,799         634
                                                                                 --------     --------    ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $315,181     $134,447     $2,516,091  $1,432,799
                                                                                 ========     ========    ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................       25           13            176         129
  Redeemed.....................................................................       (9)          (2)           (65)         (6)
                                                                                 --------     --------    ----------  ----------
  Net Increase (Decrease)......................................................       16           11            111         123
                                                                                 ========     ========    ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                INVESCO V.I. SMALL CAP   IVY FUNDS VIP
                                                                                     EQUITY FUND       ASSET STRATEGY (C)
                                                                                --------------------   ------------------
                                                                                   2011        2010           2011
                                                                                ----------   --------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (26,281)  $ (5,405)     $  (28,551)
  Net realized gain (loss) on investments......................................     37,909    (25,501)       (126,608)
  Change in unrealized appreciation (depreciation) of investments..............   (141,658)   141,132        (429,100)
                                                                                ----------   --------      ----------
  Net Increase (decrease) in net assets from operations........................   (130,030)   110,226        (584,259)
                                                                                ----------   --------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,315,712    674,292       5,249,607
   Transfers between funds including guaranteed interest account, net..........    344,268    214,496       1,893,193
   Transfers for contract benefits and terminations............................    (38,449)   (48,638)        (98,373)
   Contract maintenance charges................................................       (172)        --             (94)
                                                                                ----------   --------      ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,621,359    840,150       7,044,333
                                                                                ----------   --------      ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --         --             499
                                                                                ----------   --------      ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  1,491,329    950,376       6,460,573
NET ASSETS -- BEGINNING OF PERIOD..............................................    950,376         --              --
                                                                                ----------   --------      ----------

NET ASSETS -- END OF PERIOD.................................................... $2,441,705   $950,376      $6,460,573
                                                                                ==========   ========      ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         --         --           1,076
  Redeemed.....................................................................         --         --            (358)
                                                                                ----------   --------      ----------
  Net Increase (Decrease)......................................................         --         --             718
                                                                                ==========   ========      ==========
UNIT ACTIVITY SERIES II
  Issued.......................................................................        221        101              --
  Redeemed.....................................................................       (106)       (30)             --
                                                                                ----------   --------      ----------
  Net Increase (Decrease)......................................................        115         71              --
                                                                                ==========   ========      ==========

                                                                                IVY FUNDS VIP DIVIDEND
                                                                                     OPPORTUNITIES        IVY FUNDS VIP ENERGY
                                                                                ----------------------  -----------------------
                                                                                   2011        2010         2011        2010
                                                                                ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (29,952) $  (14,382) $   (90,890) $  (11,920)
  Net realized gain (loss) on investments......................................    205,863      (2,123)     213,470     (22,116)
  Change in unrealized appreciation (depreciation) of investments..............   (653,300)    511,615   (1,132,222)    468,805
                                                                                ----------  ----------  -----------  ----------
  Net Increase (decrease) in net assets from operations........................   (477,389)    495,110   (1,009,642)    434,769
                                                                                ----------  ----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,408,366   3,292,575    5,245,122   1,874,270
   Transfers between funds including guaranteed interest account, net..........    419,993     670,688    1,626,952     559,232
   Transfers for contract benefits and terminations............................   (137,806)    (73,191)    (130,167)    (23,036)
   Contract maintenance charges................................................       (574)        (10)        (425)         --
                                                                                ----------  ----------  -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,689,979   3,890,062    6,741,482   2,410,466
                                                                                ----------  ----------  -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         74         197          458          42
                                                                                ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  3,212,664   4,385,369    5,732,298   2,845,277
NET ASSETS -- BEGINNING OF PERIOD..............................................  4,398,788      13,419    2,845,748         471
                                                                                ----------  ----------  -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $7,611,452  $4,398,788  $ 8,578,046  $2,845,748
                                                                                ==========  ==========  ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        509         398          682         295
  Redeemed.....................................................................       (191)        (21)        (140)        (66)
                                                                                ----------  ----------  -----------  ----------
  Net Increase (Decrease)......................................................        318         377          542         229
                                                                                ==========  ==========  ===========  ==========
UNIT ACTIVITY SERIES II
  Issued.......................................................................         --          --           --          --
  Redeemed.....................................................................         --          --           --          --
                                                                                ----------  ----------  -----------  ----------
  Net Increase (Decrease)......................................................         --          --           --          --
                                                                                ==========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                IVY FUNDS VIP GLOBAL NATURAL
                                                                                       RESOURCES
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (106,349)   $  (26,243)
  Net realized gain (loss) on investments......................................     193,686       (23,831)
  Change in unrealized appreciation (depreciation) of investments..............  (2,254,071)      824,015
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................  (2,166,734)      773,941
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   4,531,746     3,357,438
   Transfers between funds including guaranteed interest account, net..........     828,109       840,262
   Transfers for contract benefits and terminations............................    (330,465)      (36,658)
   Contract maintenance charges................................................        (735)           (3)
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   5,028,655     4,161,039
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         7,997
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   2,861,921     4,942,977
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,016,184        73,207
                                                                                 -----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $ 7,878,105    $5,016,184
                                                                                 ===========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         751           471
  Redeemed.....................................................................        (318)          (59)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         433           412
                                                                                 ===========    ==========

                                                                                IVY FUNDS VIP HIGH INCOME
                                                                                -----------------------
                                                                                    2011         2010
                                                                                -----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   802,049   $   89,755
  Net realized gain (loss) on investments......................................     128,351       22,354
  Change in unrealized appreciation (depreciation) of investments..............    (491,371)     397,231
                                                                                -----------   ----------
  Net Increase (decrease) in net assets from operations........................     439,029      509,340
                                                                                -----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  10,148,647    6,833,466
   Transfers between funds including guaranteed interest account, net..........   4,213,433    1,759,195
   Transfers for contract benefits and terminations............................    (610,231)     (60,895)
   Contract maintenance charges................................................      (1,287)          (7)
                                                                                -----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  13,750,562    8,531,759
                                                                                -----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --        7,999
                                                                                -----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  14,189,591    9,049,098
NET ASSETS -- BEGINNING OF PERIOD..............................................   9,074,155       25,057
                                                                                -----------   ----------

NET ASSETS -- END OF PERIOD.................................................... $23,263,746   $9,074,155
                                                                                ===========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................       1,726          848
  Redeemed.....................................................................        (578)         (72)
                                                                                -----------   ----------
  Net Increase (Decrease)......................................................       1,148          776
                                                                                ===========   ==========

                                                                                IVY FUNDS VIP MID CAP GROWTH
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   134,634    $  (21,737)
  Net realized gain (loss) on investments......................................     325,380        10,693
  Change in unrealized appreciation (depreciation) of investments..............    (934,920)      663,279
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................    (474,906)      652,235
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   4,428,745     3,087,205
   Transfers between funds including guaranteed interest account, net..........   2,988,712       710,125
   Transfers for contract benefits and terminations............................    (568,874)      (42,819)
   Contract maintenance charges................................................        (677)           (4)
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,847,906     3,754,507
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         501            --
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,373,501     4,406,742
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,427,374        20,632
                                                                                 -----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $10,800,875    $4,427,374
                                                                                 ===========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         787           337
  Redeemed.....................................................................        (299)          (11)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         488           326
                                                                                 ===========    ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                IVY FUNDS VIP SCIENCE AND IVY FUNDS VIP SMALL CAP
                                                                                      TECHNOLOGY                  GROWTH
                                                                                ------------------------  ----------------------
                                                                                   2011         2010         2011        2010
                                                                                ----------   ----------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   99,331   $  (17,200)  $  (32,215) $  (20,635)
  Net realized gain (loss) on investments......................................    110,943       35,891      214,618       6,893
  Change in unrealized appreciation (depreciation) of investments..............   (883,390)     226,046     (982,628)    614,001
                                                                                ----------   ----------   ----------  ----------
  Net Increase (decrease) in net assets from operations........................   (673,116)     244,737     (800,225)    600,259
                                                                                ----------   ----------   ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  4,050,997    2,180,871    2,971,515   2,563,013
   Transfers between funds including guaranteed interest account, net..........    794,879      309,419      306,866     601,042
   Transfers for contract benefits and terminations............................   (123,045)     (56,595)    (344,498)    (24,472)
   Contract maintenance charges................................................       (549)          (2)        (409)         (3)
                                                                                ----------   ----------   ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,722,282    2,433,693    2,933,474   3,139,580
                                                                                ----------   ----------   ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        435           65           --       5,000
                                                                                ----------   ----------   ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,049,601    2,678,495    2,133,249   3,744,839
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,680,479        1,984    3,748,119       3,280
                                                                                ----------   ----------   ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $6,730,080   $2,680,479   $5,881,368  $3,748,119
                                                                                ==========   ==========   ==========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        625          250          386         296
  Redeemed.....................................................................       (238)         (23)        (168)        (17)
                                                                                ----------   ----------   ----------  ----------
  Net Increase (Decrease)......................................................        387          227          218         279
                                                                                ==========   ==========   ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................         --           --           --          --
  Redeemed.....................................................................         --           --           --          --
                                                                                ----------   ----------   ----------  ----------
  Net Increase (Decrease)......................................................         --           --           --          --
                                                                                ==========   ==========   ==========  ==========

                                                                                LAZARD RETIREMENT EMERGING
                                                                                MARKETS EQUITY PORTFOLIO
                                                                                ------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   268,197   $    64,079
  Net realized gain (loss) on investments......................................     161,512        33,247
  Change in unrealized appreciation (depreciation) of investments..............  (5,462,153)    1,144,429
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (5,032,444)    1,241,755
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  17,335,076    10,027,200
   Transfers between funds including guaranteed interest account, net..........   2,497,689     1,947,357
   Transfers for contract benefits and terminations............................    (636,240)     (107,238)
   Contract maintenance charges................................................      (2,195)           --
                                                                                -----------   -----------
  Net increase (decrease) in net assets from contractowner transactions........  19,194,330    11,867,319
                                                                                -----------   -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         4,997
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  14,161,886    13,114,071
NET ASSETS -- BEGINNING OF PERIOD..............................................  13,136,593        22,522
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $27,298,479   $13,136,593
                                                                                ===========   ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................       2,069         1,105
  Redeemed.....................................................................        (397)          (43)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       1,672         1,062
                                                                                ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 LORD ABBETT                 LORD ABBETT
                                                                                    BOND       LORD ABBETT     GROWTH
                                                                                  DEBENTURE   CLASSIC STOCK OPPORTUNITIES
                                                                                PORTFOLIO (C) PORTFOLIO (C) PORTFOLIO (C)
                                                                                ------------- ------------- -------------
                                                                                    2011          2011          2011
                                                                                ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................   $ 37,411     $    1,788     $  (4,031)
  Net realized gain (loss) on investments......................................      4,434         (7,765)      123,548
  Change in unrealized appreciation (depreciation) of investments..............    (35,129)       (36,546)     (181,899)
                                                                                  --------     ----------     ---------
  Net Increase (decrease) in net assets from operations........................      6,716        (42,523)      (62,382)
                                                                                  --------     ----------     ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    576,361      1,057,723       591,208
   Transfers between funds including guaranteed interest account, net..........    247,633         39,910        82,482
   Transfers for contract benefits and terminations............................     (4,103)        (5,379)       (8,664)
   Contract maintenance charges................................................         --             --            --
                                                                                  --------     ----------     ---------
  Net increase (decrease) in net assets from contractowner transactions........    819,891      1,092,254       665,026
                                                                                  --------     ----------     ---------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         31             29            17
                                                                                  --------     ----------     ---------

INCREASE (DECREASE) IN NET ASSETS..............................................    826,638      1,049,760       602,661
NET ASSETS -- BEGINNING OF PERIOD..............................................         --             --            --
                                                                                  --------     ----------     ---------

NET ASSETS -- END OF PERIOD....................................................   $826,638     $1,049,760     $ 602,661
                                                                                  ========     ==========     =========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................         --             --            --
  Redeemed.....................................................................         --             --            --
                                                                                  --------     ----------     ---------
  Net Increase (Decrease)......................................................         --             --            --
                                                                                  ========     ==========     =========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................         97            163            94
  Redeemed.....................................................................        (15)           (42)          (21)
                                                                                  --------     ----------     ---------
  Net Increase (Decrease)......................................................         82            121            73
                                                                                  ========     ==========     =========


                                                                                  MFS(R) INTERNATIONAL
                                                                                    VALUE PORTFOLIO
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (19,863) $  (20,072)
  Net realized gain (loss) on investments......................................     114,738       1,780
  Change in unrealized appreciation (depreciation) of investments..............    (629,382)    405,374
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................    (534,507)    387,082
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   7,808,361   4,346,575
   Transfers between funds including guaranteed interest account, net..........   1,706,319     753,351
   Transfers for contract benefits and terminations............................    (223,830)    (69,928)
   Contract maintenance charges................................................      (1,037)         (6)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   9,289,813   5,029,992
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       4,997
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   8,755,306   5,422,071
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,424,591       2,520
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $14,179,897  $5,424,591
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................       1,074         523
  Redeemed.....................................................................        (221)        (22)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         853         501
                                                                                ===========  ==========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========


                                                                                MFS(R) INVESTORS GROWTH STOCK
                                                                                        SERIES
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (32,600)    $   (8,018)
  Net realized gain (loss) on investments......................................    177,894          1,529
  Change in unrealized appreciation (depreciation) of investments..............   (200,709)       192,276
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................    (55,415)       185,787
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,489,388      1,573,066
   Transfers between funds including guaranteed interest account, net..........     23,430        122,655
   Transfers for contract benefits and terminations............................    (64,398)        (7,400)
   Contract maintenance charges................................................       (254)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,448,166      1,688,321
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        429             73
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,393,180      1,874,181
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,874,181             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $3,267,361     $1,874,181
                                                                                 ==========     ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        325            165
  Redeemed.....................................................................       (201)            (3)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        124            162
                                                                                 ==========     ==========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                MFS(R) INVESTORS TRUST SERIES
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (12,102)    $   (4,935)
  Net realized gain (loss) on investments......................................     36,451          2,000
  Change in unrealized appreciation (depreciation) of investments..............   (141,875)       109,869
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................   (117,526)       106,934
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,529,309      1,002,551
   Transfers between funds including guaranteed interest account, net..........     22,946        147,780
   Transfers for contract benefits and terminations............................    (52,454)        (8,259)
   Contract maintenance charges................................................       (231)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,499,570      1,142,072
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --             --
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,382,044      1,249,006
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,249,006             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $2,631,050     $1,249,006
                                                                                 ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        194            120
  Redeemed.....................................................................        (62)            (9)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        132            111
                                                                                 ==========     ==========

                                                                                MFS(R) TECHNOLOGY PORTFOLIO
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (41,075)   $  (10,172)
  Net realized gain (loss) on investments......................................    149,913        (6,570)
  Change in unrealized appreciation (depreciation) of investments..............   (165,255)      204,827
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................    (56,417)      188,085
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,456,635     1,463,738
   Transfers between funds including guaranteed interest account, net..........    410,623       257,417
   Transfers for contract benefits and terminations............................   (112,423)      (10,492)
   Contract maintenance charges................................................       (282)           --
                                                                                 ----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,754,553     1,710,663
                                                                                 ----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        428            72
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,698,564     1,898,820
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,898,820            --
                                                                                 ----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $3,597,384    $1,898,820
                                                                                 ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        258           181
  Redeemed.....................................................................       (117)          (25)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        141           156
                                                                                 ==========    ==========

                                                                                MFS(R) UTILITIES SERIES
                                                                                ----------------------
                                                                                   2011        2010
                                                                                ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   55,881  $      321
  Net realized gain (loss) on investments......................................    101,998       3,866
  Change in unrealized appreciation (depreciation) of investments..............    (12,899)    151,823
                                                                                ----------  ----------
  Net Increase (decrease) in net assets from operations........................    144,980     156,010
                                                                                ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,372,460   1,202,233
   Transfers between funds including guaranteed interest account, net..........  1,950,969     294,963
   Transfers for contract benefits and terminations............................    (55,032)     (4,784)
   Contract maintenance charges................................................       (240)         (1)
                                                                                ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,268,157   1,492,411
                                                                                ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        444          55
                                                                                ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,413,581   1,648,476
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,648,476          --
                                                                                ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $6,062,057  $1,648,476
                                                                                ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        452         149
  Redeemed.....................................................................       (101)         (9)
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................        351         140
                                                                                ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MULTIMANAGER AGGRESSIVE
                                                                                        EQUITY* (B)
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (7,884,775) $ (3,300,754)
  Net realized gain (loss) on investments......................................       565,834   (10,011,442)
  Change in unrealized appreciation (depreciation) of investments..............   (31,253,911)   67,064,699
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (38,572,852)   53,752,503
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     7,442,145     6,396,795
   Transfers between funds including guaranteed interest account, net..........   (36,944,938)  209,262,252
   Transfers for contract benefits and terminations............................   (36,721,448)  (22,771,842)
   Contract maintenance charges................................................    (7,266,769)   (5,214,681)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (73,491,010)  187,672,524
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,002         5,306
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (112,053,860)  241,430,333
NET ASSETS -- BEGINNING OF PERIOD..............................................   579,538,936   338,108,603
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 467,485,076  $579,538,936
                                                                                =============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        11,654        14,223
  Redeemed.....................................................................       (15,283)       (4,635)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (3,629)        9,588
                                                                                =============  ============

                                                                                    MULTIMANAGER CORE BOND*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   13,316,693  $   14,969,343
  Net realized gain (loss) on investments......................................     59,685,946      31,944,676
  Change in unrealized appreciation (depreciation) of investments..............    (24,544,791)      2,327,617
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................     48,457,848      49,241,636
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     43,425,121      54,471,139
   Transfers between funds including guaranteed interest account, net..........    159,302,963      99,642,576
   Transfers for contract benefits and terminations............................    (90,705,087)    (76,218,848)
   Contract maintenance charges................................................    (15,967,267)    (14,448,356)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........     96,055,730      63,446,511
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,998              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    144,523,576     112,688,147
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,150,821,789   1,038,133,642
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,295,345,365  $1,150,821,789
                                                                                ==============  ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         63,639          32,660
  Redeemed.....................................................................        (56,251)        (27,671)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          7,388           4,989
                                                                                ==============  ==============

                                                                                        MULTIMANAGER
                                                                                   INTERNATIONAL EQUITY*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $     590,594  $  6,306,819
  Net realized gain (loss) on investments......................................   (22,647,381)  (30,024,963)
  Change in unrealized appreciation (depreciation) of investments..............   (57,874,848)   44,641,850
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (79,931,635)   20,923,706
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     7,689,436     8,962,430
   Transfers between funds including guaranteed interest account, net..........   (11,521,718)  (16,962,668)
   Transfers for contract benefits and terminations............................   (22,297,990)  (19,864,038)
   Contract maintenance charges................................................    (5,684,668)   (5,971,528)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (31,814,940)  (33,835,804)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        24,998        20,500
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (111,721,577)  (12,891,598)
NET ASSETS -- BEGINNING OF PERIOD..............................................   445,015,038   457,906,636
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 333,293,461  $445,015,038
                                                                                =============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        14,213         3,288
  Redeemed.....................................................................       (16,602)       (6,035)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (2,389)       (2,747)
                                                                                =============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                MULTIMANAGER LARGE CAP CORE
                                                                                          EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,650,400) $ (1,609,490)
  Net realized gain (loss) on investments......................................     (376,630)   (5,914,448)
  Change in unrealized appreciation (depreciation) of investments..............  (10,729,788)   20,335,514
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (12,756,818)   12,811,576
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    3,897,390     3,422,349
   Transfers between funds including guaranteed interest account, net..........      804,459     5,498,775
   Transfers for contract benefits and terminations............................   (8,818,051)   (7,545,457)
   Contract maintenance charges................................................   (1,926,093)   (1,793,031)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (6,042,295)     (417,364)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (18,789,113)   12,394,212
NET ASSETS -- BEGINNING OF PERIOD..............................................  145,357,536   132,963,324
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $126,568,423  $145,357,536
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        7,701         2,847
  Redeemed.....................................................................       (8,312)       (2,943)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (611)          (96)
                                                                                ============  ============

                                                                                  MULTIMANAGER LARGE CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,711,358) $ (2,260,430)
  Net realized gain (loss) on investments......................................  (15,927,306)  (20,081,892)
  Change in unrealized appreciation (depreciation) of investments..............   (6,200,830)   63,553,047
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (23,839,494)   41,210,725
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,239,641     7,645,471
   Transfers between funds including guaranteed interest account, net..........  (21,537,376)  (18,493,905)
   Transfers for contract benefits and terminations............................  (23,210,437)  (21,956,412)
   Contract maintenance charges................................................   (4,855,251)   (5,061,232)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (43,363,423)  (37,866,078)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       23,285        10,715
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (67,179,632)    3,355,362
NET ASSETS -- BEGINNING OF PERIOD..............................................  390,158,596   386,803,234
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $322,978,964  $390,158,596
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       13,031         2,095
  Redeemed.....................................................................      (16,462)       (5,348)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,431)       (3,253)
                                                                                ============  ============

                                                                                   MULTIMANAGER MID CAP
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,950,107) $ (4,486,343)
  Net realized gain (loss) on investments......................................    4,265,882   (11,872,172)
  Change in unrealized appreciation (depreciation) of investments..............  (29,427,772)   86,729,962
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (30,111,997)   70,371,447
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,682,211     5,903,356
   Transfers between funds including guaranteed interest account, net..........  (13,309,166)      236,202
   Transfers for contract benefits and terminations............................  (23,486,952)  (17,993,249)
   Contract maintenance charges................................................   (4,542,864)   (4,129,294)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (35,656,771)  (15,982,985)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       25,516         4,484
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (65,743,252)   54,392,946
NET ASSETS -- BEGINNING OF PERIOD..............................................  351,918,776   297,525,830
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $286,175,524  $351,918,776
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,750         3,776
  Redeemed.....................................................................      (15,653)       (5,462)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (2,903)       (1,686)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   MULTIMANAGER MID CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,754,180) $ (2,481,550)
  Net realized gain (loss) on investments......................................    4,239,303    (7,974,382)
  Change in unrealized appreciation (depreciation) of investments..............  (58,698,724)   86,985,030
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (60,213,601)   76,529,098
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,508,274     8,105,066
   Transfers between funds including guaranteed interest account, net..........   13,237,116    11,044,753
   Transfers for contract benefits and terminations............................  (24,283,664)  (20,165,978)
   Contract maintenance charges................................................   (5,368,284)   (4,820,401)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (8,906,558)   (5,836,560)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       24,999        16,500
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................  (69,095,160)   70,709,038
NET ASSETS -- BEGINNING OF PERIOD..............................................  412,468,795   341,759,757
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $343,373,635  $412,468,795
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       13,414         4,226
  Redeemed.....................................................................      (14,111)       (4,804)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (697)         (578)
                                                                                ============  ============

                                                                                    MULTIMANAGER MULTI-
                                                                                       SECTOR BOND*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 14,609,978  $  7,139,639
  Net realized gain (loss) on investments......................................  (40,965,657)  (43,869,658)
  Change in unrealized appreciation (depreciation) of investments..............   48,131,497    66,814,688
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   21,775,818    30,084,669
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,540,092     9,246,784
   Transfers between funds including guaranteed interest account, net..........   20,995,393    51,873,040
   Transfers for contract benefits and terminations............................  (47,895,293)  (42,777,795)
   Contract maintenance charges................................................   (7,679,861)   (7,490,513)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (27,039,669)   10,851,516
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       28,693        37,999
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................   (5,235,158)   40,974,184
NET ASSETS -- BEGINNING OF PERIOD..............................................  619,465,685   578,491,501
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $614,230,527  $619,465,685
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,283         9,449
  Redeemed.....................................................................      (25,579)       (7,856)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,296)        1,593
                                                                                ============  ============

                                                                                  MULTIMANAGER SMALL CAP
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,150,088) $ (3,035,539)
  Net realized gain (loss) on investments......................................      273,172    (9,987,140)
  Change in unrealized appreciation (depreciation) of investments..............  (34,258,406)   61,443,500
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (37,135,322)   48,420,821
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,998,248     5,913,458
   Transfers between funds including guaranteed interest account, net..........  (13,657,298)   (3,629,128)
   Transfers for contract benefits and terminations............................  (11,817,990)   (9,590,691)
   Contract maintenance charges................................................   (3,096,628)   (2,959,627)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (23,573,668)  (10,265,988)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................  (60,698,990)   38,154,833
NET ASSETS -- BEGINNING OF PERIOD..............................................  238,116,044   199,961,211
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $177,417,054  $238,116,044
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       17,212         5,949
  Redeemed.....................................................................      (20,377)       (7,430)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,165)       (1,481)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MULTIMANAGER SMALL CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,760,956) $ (5,585,595)
  Net realized gain (loss) on investments......................................  (17,991,023)  (39,496,152)
  Change in unrealized appreciation (depreciation) of investments..............  (18,742,289)  132,997,447
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (42,494,268)   87,915,700
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,296,362     6,361,073
   Transfers between funds including guaranteed interest account, net..........  (25,444,413)  (17,602,238)
   Transfers for contract benefits and terminations............................  (30,195,343)  (26,593,649)
   Contract maintenance charges................................................   (5,158,689)   (5,355,840)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (55,502,083)  (43,190,654)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       26,590        28,835
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (97,969,761)   44,753,881
NET ASSETS -- BEGINNING OF PERIOD..............................................  463,525,546   418,771,665
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $365,555,785  $463,525,546
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       11,278         3,839
  Redeemed.....................................................................      (15,207)       (7,339)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,929)       (3,500)
                                                                                ============  ============
UNIT ACTIVITY CLASS 2
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                 MULTIMANAGER TECHNOLOGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,002,375) $ (5,350,390)
  Net realized gain (loss) on investments......................................   15,578,501     8,933,618
  Change in unrealized appreciation (depreciation) of investments..............  (35,513,441)   49,871,744
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (25,937,315)   53,454,972
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,037,038     8,805,930
   Transfers between funds including guaranteed interest account, net..........    2,306,548     8,218,313
   Transfers for contract benefits and terminations............................  (25,027,884)  (20,104,444)
   Contract maintenance charges................................................   (5,445,045)   (4,791,220)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (21,129,343)   (7,871,421)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (47,066,658)   45,583,551
NET ASSETS -- BEGINNING OF PERIOD..............................................  410,615,670   365,032,119
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $363,549,012  $410,615,670
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       19,848         9,748
  Redeemed.....................................................................      (21,717)      (10,861)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,869)       (1,113)
                                                                                ============  ============
UNIT ACTIVITY CLASS 2
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                MUTUAL SHARES SECURITIES
                                                                                       FUND (A)
                                                                                ----------------------
                                                                                   2011         2010
                                                                                ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   53,853   $    1,005
  Net realized gain (loss) on investments......................................     14,888          (68)
  Change in unrealized appreciation (depreciation) of investments..............   (242,829)      78,050
                                                                                ----------   ----------
  Net Increase (decrease) in net assets from operations........................   (174,088)      78,987
                                                                                ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,514,329    1,293,546
   Transfers between funds including guaranteed interest account, net..........    834,742      192,509
   Transfers for contract benefits and terminations............................    (93,895)      (3,170)
   Contract maintenance charges................................................       (370)          --
                                                                                ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,254,806    1,482,885
                                                                                ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        436           63
                                                                                ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,081,154    1,561,935
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,561,935           --
                                                                                ----------   ----------
NET ASSETS -- END OF PERIOD.................................................... $5,643,089   $1,561,935
                                                                                ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --           --
  Redeemed.....................................................................         --           --
                                                                                ----------   ----------
  Net Increase (Decrease)......................................................         --           --
                                                                                ==========   ==========
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        568          147
  Redeemed.....................................................................       (175)          (1)
                                                                                ----------   ----------
  Net Increase (Decrease)......................................................        393          146
                                                                                ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                PIMCO VARIABLE INSURANCE
                                                                                TRUST COMMODITYREALRETURN(R)
                                                                                   STRATEGY PORTFOLIO
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 1,018,861    $  204,287
  Net realized gain (loss) on investments......................................      90,665        58,047
  Change in unrealized appreciation (depreciation) of investments..............  (2,283,978)      350,502
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................  (1,174,452)      612,836
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   6,095,590     2,893,946
   Transfers between funds including guaranteed interest account, net..........   1,741,746       610,171
   Transfers for contract benefits and terminations............................    (141,268)      (30,858)
   Contract maintenance charges................................................        (551)           --
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   7,695,517     3,473,259
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         500           200
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,521,565     4,086,295
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,086,295            --
                                                                                 -----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $10,607,860    $4,086,295
                                                                                 ===========    ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................         808           326
  Redeemed.....................................................................        (224)          (10)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         584           316
                                                                                 ===========    ==========

                                                                                PIMCO VARIABLE INSURANCE
                                                                                TRUST EMERGING MARKETS BOND
                                                                                       PORTFOLIO
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  275,783    $   69,368
  Net realized gain (loss) on investments......................................     63,020        33,647
  Change in unrealized appreciation (depreciation) of investments..............    (18,207)      (12,577)
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................    320,596        90,438
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,199,013     4,628,318
   Transfers between funds including guaranteed interest account, net..........  1,249,104       475,640
   Transfers for contract benefits and terminations............................   (315,375)      (52,766)
   Contract maintenance charges................................................       (812)           --
                                                                                 ----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,131,930     5,051,192
                                                                                 ----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        790           384
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,453,316     5,142,014
NET ASSETS -- BEGINNING OF PERIOD..............................................  5,237,956        95,942
                                                                                 ----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $9,691,272    $5,237,956
                                                                                 ==========    ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................        729           512
  Redeemed.....................................................................       (366)          (50)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        363           462
                                                                                 ==========    ==========

                                                                                PIMCO VARIABLE INSURANCE
                                                                                   TRUST REAL RETURN
                                                                                       PORTFOLIO
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    65,240  $   57,951
  Net realized gain (loss) on investments......................................   1,228,845      34,827
  Change in unrealized appreciation (depreciation) of investments..............     534,326     (50,511)
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................   1,828,411      42,267
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  17,924,736   8,902,445
   Transfers between funds including guaranteed interest account, net..........   5,061,621   1,110,278
   Transfers for contract benefits and terminations............................    (736,649)   (144,553)
   Contract maintenance charges................................................      (1,761)         (4)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  22,247,947   9,868,166
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       3,803         500
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  24,080,161   9,910,933
NET ASSETS -- BEGINNING OF PERIOD..............................................   9,981,898      70,965
                                                                                -----------  ----------
NET ASSETS -- END OF PERIOD.................................................... $34,062,059  $9,981,898
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................       2,700         979
  Redeemed.....................................................................        (721)        (46)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................       1,979         933
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                PIMCO VARIABLE INSURANCE
                                                                                   TRUST TOTAL RETURN
                                                                                        PORTFOLIO           PROFUND VP BEAR
                                                                                ------------------------  ------------------
                                                                                    2011         2010       2011      2010
                                                                                -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   427,606  $   559,548  $(10,131) $ (3,972)
  Net realized gain (loss) on investments......................................     727,420      204,378   (81,574)  (14,568)
  Change in unrealized appreciation (depreciation) of investments..............    (527,898)    (666,627)    5,881   (62,175)
                                                                                -----------  -----------  --------  --------
  Net Increase (decrease) in net assets from operations........................     627,128       97,299   (85,824)  (80,715)
                                                                                -----------  -----------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  27,111,097   21,875,302   107,940   370,498
   Transfers between funds including guaranteed interest account, net..........   5,807,725    2,212,962   389,826   134,042
   Transfers for contract benefits and terminations............................  (1,555,215)    (170,457)  (12,964)   (8,433)
   Contract maintenance charges................................................      (3,025)         (20)      (99)       --
                                                                                -----------  -----------  --------  --------
  Net increase (decrease) in net assets from contractowner transactions........  31,360,582   23,917,787   484,703   496,107
                                                                                -----------  -----------  --------  --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       2,364        2,376        --     4,999
                                                                                -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET ASSETS..............................................  31,990,074   24,017,462   398,879   420,391
NET ASSETS -- BEGINNING OF PERIOD..............................................  24,095,593       78,131   431,501    11,110
                                                                                -----------  -----------  --------  --------
NET ASSETS -- END OF PERIOD.................................................... $56,085,667  $24,095,593  $830,380  $431,501
                                                                                ===========  ===========  ========  ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................       4,046        2,431        --        --
  Redeemed.....................................................................      (1,137)        (171)       --        --
                                                                                -----------  -----------  --------  --------
  Net Increase (Decrease)......................................................       2,909        2,260        --        --
                                                                                ===========  ===========  ========  ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --           --       483       126
  Redeemed.....................................................................          --           --      (420)      (72)
                                                                                -----------  -----------  --------  --------
  Net Increase (Decrease)......................................................          --           --        63        54
                                                                                ===========  ===========  ========  ========


                                                                                PROFUND VP BIOTECHNOLOGY
                                                                                -----------------------
                                                                                   2011         2010
                                                                                 ----------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (22,069)   $ (3,975)
  Net realized gain (loss) on investments......................................     40,406      (2,698)
  Change in unrealized appreciation (depreciation) of investments..............     39,079      27,806
                                                                                 ----------   --------
  Net Increase (decrease) in net assets from operations........................     57,416      21,133
                                                                                 ----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,163,535     558,226
   Transfers between funds including guaranteed interest account, net..........    228,110     162,608
   Transfers for contract benefits and terminations............................    (48,771)     (3,516)
   Contract maintenance charges................................................       (161)         --
                                                                                 ----------   --------
  Net increase (decrease) in net assets from contractowner transactions........  1,342,713     717,318
                                                                                 ----------   --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        459          40
                                                                                 ----------   --------
INCREASE (DECREASE) IN NET ASSETS..............................................  1,400,588     738,491
NET ASSETS -- BEGINNING OF PERIOD..............................................    742,095       3,604
                                                                                 ----------   --------
NET ASSETS -- END OF PERIOD.................................................... $2,142,683    $742,095
                                                                                 ==========   ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................         --          --
  Redeemed.....................................................................         --          --
                                                                                 ----------   --------
  Net Increase (Decrease)......................................................         --          --
                                                                                 ==========   ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        187          75
  Redeemed.....................................................................        (63)         (4)
                                                                                 ----------   --------
  Net Increase (Decrease)......................................................        124          71
                                                                                 ==========   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                RYDEX | SGI VT ALTERNATIVE  RYDEX | SGI VT
                                                                                  STRATEGIES ALLOCATION     MANAGED FUTURES
                                                                                         FUND (C)          STRATEGY FUND (C)
                                                                                -------------------------- -----------------
                                                                                           2011                  2011
                                                                                -------------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................          $  4,828              $ (2,106)
  Net realized gain (loss) on investments......................................              (142)               (3,388)
  Change in unrealized appreciation (depreciation) of investments..............           (11,766)              (17,396)
                                                                                         --------              --------
  Net Increase (decrease) in net assets from operations........................            (7,080)              (22,890)
                                                                                         --------              --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................           273,756               206,299
   Transfers between funds including guaranteed interest account, net..........           103,303               188,469
   Transfers for contract benefits and terminations............................            (1,229)               (1,087)
   Contract maintenance charges................................................                --                    --
                                                                                         --------              --------
  Net increase (decrease) in net assets from contractowner transactions........           375,830               393,681
                                                                                         --------              --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.                13                    13
                                                                                         --------              --------

INCREASE (DECREASE) IN NET ASSETS..............................................           368,763               370,804
NET ASSETS -- BEGINNING OF PERIOD..............................................                --                    --
                                                                                         --------              --------

NET ASSETS -- END OF PERIOD....................................................          $368,763              $370,804
                                                                                         ========              ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                --                    --
                                                                                         ========              ========
UNIT ACTIVITY CLASS II
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                --                    --
                                                                                         ========              ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................                47                    54
  Redeemed.....................................................................                (8)                  (13)
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                39                    41
                                                                                         ========              ========

                                                                                T. ROWE PRICE HEALTH SCIENCES
                                                                                       PORTFOLIO
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (49,901)    $  (10,824)
  Net realized gain (loss) on investments......................................    204,477          1,136
  Change in unrealized appreciation (depreciation) of investments..............     44,225        172,997
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................    198,801        163,309
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,344,683      1,491,765
   Transfers between funds including guaranteed interest account, net..........  1,163,389        200,425
   Transfers for contract benefits and terminations............................    (66,822)       (28,346)
   Contract maintenance charges................................................       (373)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,440,877      1,663,844
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         87             --
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,639,765      1,827,153
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,827,153             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $5,466,918     $1,827,153
                                                                                 ==========     ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................        369            164
  Redeemed.....................................................................       (102)           (11)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        267            153
                                                                                 ==========     ==========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========

                                                                                  TEMPLETON DEVELOPING
                                                                                MARKETS SECURITIES FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (22,418) $   (1,184)
  Net realized gain (loss) on investments......................................     143,292       2,508
  Change in unrealized appreciation (depreciation) of investments..............  (1,045,502)    363,435
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................    (924,628)    364,759
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   2,232,822   2,487,364
   Transfers between funds including guaranteed interest account, net..........     295,463     488,297
   Transfers for contract benefits and terminations............................    (218,741)    (27,332)
   Contract maintenance charges................................................        (617)         (1)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   2,308,927   2,948,328
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       4,997
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   1,384,299   3,318,084
NET ASSETS -- BEGINNING OF PERIOD..............................................   3,346,197      28,113
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $ 4,730,496  $3,346,197
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         509         289
  Redeemed.....................................................................        (311)        (11)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         198         278
                                                                                ===========  ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                TEMPLETON FOREIGN SECURITIES
                                                                                         FUND
                                                                                ---------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   13,599     $   (1,459)
  Net realized gain (loss) on investments......................................     66,062          1,659
  Change in unrealized appreciation (depreciation) of investments..............   (818,932)       264,898
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................   (739,271)       265,098
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,972,482      2,354,307
   Transfers between funds including guaranteed interest account, net..........    (73,635)       270,295
   Transfers for contract benefits and terminations............................    (94,101)       (52,322)
   Contract maintenance charges................................................       (384)            (4)
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  2,804,362      2,572,276
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --            301
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  2,065,091      2,837,675
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,837,675             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $4,902,766     $2,837,675
                                                                                 ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        367            277
  Redeemed.....................................................................       (114)           (13)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        253            264
                                                                                 ==========     ==========

                                                                                  TEMPLETON GLOBAL BOND
                                                                                     SECURITIES FUND
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 1,153,345  $   (31,071)
  Net realized gain (loss) on investments......................................     309,257       37,100
  Change in unrealized appreciation (depreciation) of investments..............  (2,909,625)     580,760
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (1,447,023)     586,789
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  24,101,112   14,434,071
   Transfers between funds including guaranteed interest account, net..........   4,995,674    2,034,654
   Transfers for contract benefits and terminations............................    (871,940)    (169,125)
   Contract maintenance charges................................................      (2,709)          (4)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........  28,222,137   16,299,596
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --        9,996
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  26,775,114   16,896,381
NET ASSETS -- BEGINNING OF PERIOD..............................................  16,923,116       26,735
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $43,698,230  $16,923,116
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................       3,113        1,539
  Redeemed.....................................................................        (659)         (50)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................       2,454        1,489
                                                                                ===========  ===========

                                                                                TEMPLETON GROWTH SECURITIES
                                                                                      FUND (A)
                                                                                --------------------------
                                                                                   2011          2010
                                                                                  ---------     --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (273)     $   (535)
  Net realized gain (loss) on investments......................................    22,253            42
  Change in unrealized appreciation (depreciation) of investments..............  (117,532)       46,348
                                                                                  ---------     --------
  Net Increase (decrease) in net assets from operations........................   (95,552)       45,855
                                                                                  ---------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   493,379       393,337
   Transfers between funds including guaranteed interest account, net..........   (57,823)      190,068
   Transfers for contract benefits and terminations............................   (40,035)       (9,860)
   Contract maintenance charges................................................       (65)           --
                                                                                  ---------     --------
  Net increase (decrease) in net assets from contractowner transactions........   395,456       573,545
                                                                                  ---------     --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       (25)           28
                                                                                  ---------     --------

INCREASE (DECREASE) IN NET ASSETS..............................................   299,879       619,428
NET ASSETS -- BEGINNING OF PERIOD..............................................   619,428            --
                                                                                  ---------     --------

NET ASSETS -- END OF PERIOD.................................................... $ 919,307      $619,428
                                                                                  =========     ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        94            63
  Redeemed.....................................................................       (57)           (3)
                                                                                  ---------     --------
  Net Increase (Decrease)......................................................        37            60
                                                                                  =========     ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                VAN ECK VIP GLOBAL HARD
                                                                                      ASSETS FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (106,617) $  (34,271)
  Net realized gain (loss) on investments......................................     296,077       9,870
  Change in unrealized appreciation (depreciation) of investments..............  (3,361,488)  1,322,197
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................  (3,172,028)  1,297,796
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   9,670,906   5,385,770
   Transfers between funds including guaranteed interest account, net..........   2,429,370   1,041,442
   Transfers for contract benefits and terminations............................    (281,480)    (50,237)
   Contract maintenance charges................................................      (1,252)         (2)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  11,817,544   6,376,973
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         310          93
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   8,645,826   7,674,862
NET ASSETS -- BEGINNING OF PERIOD..............................................   7,684,659       9,797
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $16,330,485  $7,684,659
                                                                                ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
  Issued.......................................................................       1,181         606
  Redeemed.....................................................................        (246)        (19)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         935         587
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on January 25, 2010.
(b)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
(c)Units were made available on January 18, 2011.
(d)Units were made available on February 22, 2011.
(e)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
(f)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(g)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
(h)Units were made available on October 10, 2011.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Dividend Growth Fund
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. High Yield Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Leisure Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund

     ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.*
 .   AllianceBernstein VPS Balanced Wealth Strategy Portfolio
 .   AllianceBernstein VPS International Growth Portfolio

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Large Company Value Fund
 .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology

     BLACKROCK VARIABLE SERIES FUNDS, INC.
 .   BlackRock Global Allocation V.I. Fund
 .   BlackRock Large Cap Growth V.I Fund

     EQ ADVISORS TRUST *
 .   All Asset Allocation
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Growth Strategy
 .   AXA Moderate Growth Strategy
 .   AXA Tactical Manager 2000
 .   AXA Tactical Manager 400
 .   AXA Tactical Manager 500
 .   AXA Tactical Manager International
 .   AXA Ultra Conservative Strategy
 .   EQ/AllianceBernstein Dynamic Wealth Strategies
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/AXA Franklin Small Cap Value Core
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Davis New York Venture
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/Franklin Core Balanced
 .   EQ/Franklin Templeton Allocation
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond Index
 .   EQ/International Core PLUS
 .   EQ/International Equity Index/(1)/
 .   EQ/International ETF
 .   EQ/International Value PLUS/(2)/
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Continued)

 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth/(3)/
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Mutual Large Cap Equity
 .   EQ/Oppenheimer Global
 .   EQ/Pimco Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/Templeton Global Equity
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth/(4)/

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager: Growth Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Freedom 2015 Portfolio
 .   Fidelity(R) VIP Freedom 2020 Portfolio
 .   Fidelity(R) VIP Freedom 2025 Portfolio
 .   Fidelity(R) VIP Freedom 2030 Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio
 .   Fidelity(R) VIP Strategic Income Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Income Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Franklin Templeton VIP Founding Funds Allocation Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Foreign Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST-VARIABLE INSURANCE PORTFOLIOS
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Asset Strategy
 .   Ivy Funds VIP Dividend Opportunities
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP Global Natural Resources
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Science and Technology
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     LORD ABBETT SERIES FUND, INC.
 .   Lord Abbett Bond Debenture Portfolio
 .   Lord Abbett Classic Stock Portfolio
 .   Lord Abbett Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Technology Portfolio
 .   MFS(R) Utilities Series

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
 .   PIMCO Variable Insurance Trust Real Return Portfolio
 .   PIMCO Variable Insurance Trust Total Return Portfolio

     PROFUNDS
 .   ProFund VP Bear
 .   ProFund VP Biotechnology

     RYDEX VARIABLE TRUST
 .   RYDEX|SGI VT Alternative Strategies Allocation Fund
 .   RYDEX|SGI VT Managed Futures Strategy Fund

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Health Sciences Portfolio II

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

  (1)Formerly known as EQ/AllianceBernstein International
  (2)Formerly known as EQ/BlackRock International Value
  (3)Formerly known as EQ/International Growth
  (4)Formerly known as EQ/Wells Fargo Advantage Omega Growth

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 49 also includes nine variable investment options that have not been offered to the public and for which the financial statements have not been included herein.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, Structured Capital Strategies, including all contracts issued currently. These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Account's financial statements and disclosures.

   Investments:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between funds including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

                                                          PURCHASES    SALES
                                                          ---------- ----------
All Asset Allocation..................................... $3,639,248 $1,006,932
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.  2,581,634  2,342,981
AllianceBernstein VPS International Growth Portfolio.....  4,300,785  1,621,670

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Continued)

                                                  PURCHASES        SALES
                                                -------------- --------------
American Century VP Large Company Value Fund... $    1,340,211 $      548,289
American Century VP Mid Cap Value Fund.........      5,258,801      1,109,817
AXA Aggressive Allocation......................  1,056,569,945  1,209,269,552
AXA Balanced Strategy..........................    740,590,937    343,659,782
AXA Conservative Allocation....................  1,242,271,292  1,161,470,781
AXA Conservative Growth Strategy...............    376,048,237    185,673,071
AXA Conservative Strategy......................    311,621,427    166,229,888
AXA Conservative-Plus Allocation...............    837,448,157    889,344,529
AXA Growth Strategy............................    579,882,757    372,523,526
AXA Moderate Allocation........................  3,009,028,917  3,343,042,882
AXA Moderate Growth Strategy...................  1,899,019,447    792,552,198
AXA Moderate-Plus Allocation...................  3,624,072,923  4,182,459,678
AXA Tactical Manager 2000......................     42,907,926     13,161,858
AXA Tactical Manager 400.......................     39,467,637     12,743,352
AXA Tactical Manager 500.......................     91,024,313     31,891,856
AXA Tactical Manager International.............     74,366,189     24,184,614
AXA Ultra Conservative Strategy................        125,293         24,831
BlackRock Global Allocation V.I. Fund..........     23,492,778     10,858,067
BlackRock Large Cap Growth V.I Fund............      5,867,358      2,540,789
EQ/AllianceBernstein Dynamic Wealth Strategies.     66,197,462        421,591
EQ/AllianceBernstein Small Cap Growth..........    289,014,333    293,279,772
EQ/AXA Franklin Small Cap Value Core...........     80,968,952     76,924,369
EQ/BlackRock Basic Value Equity................    521,141,581    489,421,292
EQ/Boston Advisors Equity Income...............    152,822,245    148,527,368
EQ/Calvert Socially Responsible................     18,199,315     22,588,133
EQ/Capital Guardian Research...................    165,891,602    262,725,924
EQ/Common Stock Index..........................    379,941,152    460,745,862
EQ/Core Bond Index.............................    673,492,332    652,202,728
EQ/Davis New York Venture......................    112,982,183    142,962,145
EQ/Equity 500 Index............................    495,307,765    586,541,503
EQ/Equity Growth PLUS..........................    508,575,146    687,161,860
EQ/Franklin Core Balanced......................    259,359,938    262,489,064
EQ/Franklin Templeton Allocation...............    354,361,101    436,216,471
EQ/GAMCO Mergers & Acquisitions................    166,890,886    136,775,736
EQ/GAMCO Small Company Value...................    509,267,387    524,309,768
EQ/Global Bond PLUS............................    359,956,991    325,203,161
EQ/Global Multi-Sector Equity..................    589,802,944    725,585,712
EQ/Intermediate Government Bond Index..........    386,479,927    349,297,693
EQ/International Core PLUS.....................    292,094,133    324,862,142
EQ/International Equity Index..................    427,341,425    477,800,958
EQ/International ETF...........................      2,608,176      1,019,047
EQ/International Value PLUS....................    376,564,653    441,626,779
EQ/JPMorgan Value Opportunities................     79,660,975    102,144,379
EQ/Large Cap Core PLUS.........................     37,430,963     49,981,214
EQ/Large Cap Growth Index......................    135,217,242    148,856,514
EQ/Large Cap Growth PLUS.......................    459,710,635    189,641,024
EQ/Large Cap Value Index.......................    271,204,530    136,382,282
EQ/Large Cap Value PLUS........................    620,018,688    752,213,132
EQ/Lord Abbett Large Cap Core..................    135,548,336    131,404,744
EQ/MFS International Growth....................    219,553,228    213,881,829
EQ/Mid Cap Index...............................    343,569,487    423,312,117
EQ/Mid Cap Value PLUS..........................    487,638,482    621,426,281
EQ/Money Market................................  1,291,481,565  1,262,905,600
EQ/Montag & Caldwell Growth....................     96,021,018    113,008,438

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Continued)


                                                        PURCHASES      SALES
                                                       ------------ ------------
EQ/Morgan Stanley Mid Cap Growth...................... $412,229,765 $359,912,446
EQ/Mutual Large Cap Equity............................   52,633,649   78,795,128
EQ/Oppenheimer Global.................................  216,762,856  150,047,591
EQ/Pimco Ultra Short Bond.............................  770,960,663  887,314,242
EQ/Quality Bond PLUS..................................  335,409,978  374,850,664
EQ/Small Company Index................................  256,941,712  266,696,757
EQ/T. Rowe Price Growth Stock.........................  210,689,604  209,027,567
EQ/Templeton Global Equity............................   71,634,963   76,121,648
EQ/UBS Growth & Income................................   56,113,510   53,201,475
EQ/Van Kampen Comstock................................  100,960,559   91,810,650
EQ/Wells Fargo Omega Growth...........................  381,307,479  255,691,277
Fidelity(R) VIP Asset Manager: Growth Portfolio.......      891,296      793,610
Fidelity(R) VIP Contrafund(R) Portfolio...............   16,333,757    4,842,001
Fidelity(R) VIP Freedom 2015 Portfolio................      901,494      434,380
Fidelity(R) VIP Freedom 2020 Portfolio................      604,431      128,199
Fidelity(R) VIP Freedom 2025 Portfolio................      180,906       58,765
Fidelity(R) VIP Freedom 2030 Portfolio................      242,338       64,808
Fidelity(R) VIP Mid Cap Portfolio.....................    8,627,667    2,679,586
Fidelity(R) VIP Strategic Income Portfolio............   14,354,356    3,725,912
Franklin Income Securities Fund.......................    6,576,908    3,776,384
Franklin Strategic Income Securities Fund.............    9,501,821    2,372,968
Franklin Templeton VIP Founding Funds Allocation Fund.    2,195,879    1,827,938
Goldman Sachs VIT Mid Cap Value Fund..................    5,139,394    1,367,714
Invesco V.I Dividend Growth Fund......................    1,906,636      765,771
Invesco V.I. Global Real Estate Fund..................   14,822,873    2,755,626
Invesco V.I. High Yield Fund..........................    2,581,508      547,712
Invesco V.I. International Growth Fund................    8,223,094    2,190,125
Invesco V.I. Leisure Fund.............................      315,119      114,507
Invesco V.I. Mid Cap Core Equity Fund.................    2,032,190      752,402
Invesco V.I. Small Cap Equity Fund....................    2,946,270    1,351,192
Ivy Funds VIP Asset Strategy..........................   10,635,534    3,619,253
Ivy Funds VIP Dividend Opportunities..................    5,922,008    2,261,979
Ivy Funds VIP Energy..................................    8,412,890    1,761,798
Ivy Funds VIP Global Natural Resources................    8,514,682    3,592,376
Ivy Funds VIP High Income.............................   21,906,268    7,353,657
Ivy Funds VIP Mid Cap Growth..........................   11,245,172    4,262,131
Ivy Funds VIP Science and Technology..................    7,704,306    2,882,192
Ivy Funds VIP Small Cap Growth........................    5,226,973    2,325,714
Lazard Retirement Emerging Markets Equity Portfolio...   24,370,457    4,907,930
Lord Abbett Bond Debenture Portfolio..................    1,020,657      158,213
Lord Abbett Classic Stock Portfolio...................    1,501,967      407,925
Lord Abbett Growth Opportunities Portfolio............      998,806      205,423
MFS(R) International Value Portfolio..................   11,768,563    2,498,613
MFS(R) Investors Growth Stock Series..................    3,746,045    2,329,977
MFS(R) Investors Trust Series.........................    2,192,822      705,354
MFS(R) Technology Porfolio............................    3,168,610    1,454,632
MFS(R) Utilities Series...............................    5,597,833    1,273,295
Multimanager Aggressive Equity........................  185,443,907  266,809,690
Multimanager Core Bond................................  905,961,230  752,660,868
Multimanager International Equity.....................  220,365,444  251,564,792
Multimanager Large Cap Core Equity....................   87,563,269   95,245,964
Multimanager Large Cap Value..........................  171,415,365  216,465,147
Multimanager Mid Cap Growth...........................  154,554,078  195,130,953
Multimanager Mid Cap Value............................  184,794,409  199,430,148

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Concluded)

                                                                           PURCHASES      SALES
                                                                          ------------ ------------
Multimanager Multi-Sector Bond........................................... $413,698,598 $426,098,292
Multimanager Small Cap Growth............................................  115,556,118  142,269,874
Multimanager Small Cap Value.............................................  164,336,971  225,570,010
Multimanager Technology..................................................  227,723,381  254,855,099
Mutual Shares Securities Fund............................................    6,215,612    1,906,454
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.   11,785,816    3,070,938
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio...........    8,701,861    4,294,154
PIMCO Variable Insurance Trust Real Return Portfolio.....................   31,495,013    8,274,551
PIMCO Variable Insurance Trust Total Return Portfolio....................   45,465,912   12,897,014
ProFund VP Bear..........................................................    3,683,424    3,208,852
ProFund VP Biotechnology.................................................    2,008,847      687,704
Rydex|SGI VT Alternative Strategies Allocation Fund......................      465,972       85,313
Rydex|SGI VT Managed Futures Strategy Fund...............................      524,076      132,499
T. Rowe Price Health Sciences Portfolio..................................    4,748,122    1,357,146
Templeton Developing Markets Securities Fund.............................    5,956,727    3,670,218
Templeton Foreign Securities Fund........................................    4,049,385    1,231,424
Templeton Global Bond Securities Fund....................................   37,743,030    8,180,401
Templeton Growth Securities Fund.........................................      991,713      596,529
Van Eck VIP Global Hard Assets Fund......................................   15,041,719    3,226,798

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. During 2011, the EQAT and VIP Trusts, issued a new share class, Class K. The shares of Class K held by the Variable Investment Options as of December 31, 2011, reflect contributions from AXA Equitable. All share classes are subject to fees for investment management and advisory services and other Trust expenses. Class A units, or equivalent units, and Class K units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charges by the Variable Investment Options offered by the non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options. Effective January 1, 2012, Class A units of the Variable Investment Options investing in the EQAT and VIP Portfolios, except EQ/Global Bond PLUS, will be charged a 12b-1 fee.

   AXA Equitable and its affiliates serve as investment managers of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.14% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Expenses and Related Party Transactions (Concluded)


   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBerstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of AXA Tactical Manager 500, AXA Tactical Manager 400, AXA Tactical Manager 2000, AXA Tactical Manager International, EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

6. Reorganizations

   In 2011 and 2010, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2011 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Dividend Growth Fund. On April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Dividend Growth Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------
Shares -- Series II            175,545                               68,069
Value -- Series II        $       5.89                         $      15.19
Net Assets Before Merger  $  1,033,961                         $         --
Net Assets After Merger   $         --                         $  1,033,961
------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------
Shares -- Class A               70,733                              124,498
Value -- Class A          $      13.86                         $      17.94
Shares -- Class B           24,750,301                           34,472,013
Value -- Class B          $      13.86                         $      17.57
Net Assets Before Merger  $344,019,522                         $263,887,253
Net Assets After Merger   $         --                         $607,906,775
------------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011
6. Reorganizations (Concluded)

----------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------
Shares -- Class A                   --                          252,280
Value -- Class A                    --                     $       5.63
Shares -- Class B           16,157,268                       52,913,950
Value -- Class B          $      10.68                     $       5.61
Net Assets Before Merger  $172,559,624                     $125,707,972
Net Assets After Merger   $         --                     $298,267,596
----------------------------------------------------------------------------------------
 SEPTEMBER 17, 2010       MULTIMANAGER LAGE CAP GROWTH     MULTIMANAGER AGGRESIVE EQUITY
----------------------------------------------------------------------------------------
Shares -- Class B           27,549,345                       22,327,597
Value -- Class B          $       7.72                     $      23.38
Net Assets Before Merger  $212,680,942                     $309,338,272
Net Assets After Merger   $         --                     $522,019,214
----------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                         ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued before May 1, 1997..     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1, 1997..............     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1, 2000............     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1, 2002............     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after September 15, 2003.......     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select.........................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II...................................     1.10%          0.35%         0.45%      1.90%     1.90%

Accumulator Select issued on or after April 1, 2002.....     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after April 1, 2002.......     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after September 15, 2003..     0.90%          0.35%         0.25%      1.50%     1.50%

Accumulator Plus 06, 07, 8.0, 9.0.......................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after September 15, 2003.     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II....................................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0......................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series B............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator 11.0 -- Series CP...........................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator 11.0 -- Series L............................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series C............................     1.10%          0.25%         0.35%      1.70%     1.70%

Stylus..................................................     0.80%          0.30%         0.05%      1.15%     1.15%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Continued)

                                                              ASSET-BASED                 CURRENT   MAXIMUM
                                               MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                               EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                               ------------- -------------- ------------ --------- ---------

Retirement Income for Life....................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Income for Life (NY)...............     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/......................     0.50%            --            --       0.50%     0.50%

Accumulator Express...........................     0.70%          0.25%           --       0.95%     0.95%

Retirement Cornerstone Series CP..............     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone Series B...............     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone Series L...............     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone Series C...............     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series B.........     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 11 -- Series CP........     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone 11 -- Series C.........     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series L.........     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone 11 -- Series ADV.......     0.35%          0.20%         0.10%      0.65%     0.65%

Structured Capital Strategies Series B/(2)/...     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/.     0.65%            --            --       0.65%     0.65%

   ----------
  (1)The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
  (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                       -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction     Varies by state                          Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge         Annually on each contract  Depending on account value, in Years 1   Unit liquidation from
                                     date anniversary.          to 2 lesser of $30 or 2% of account      account value
                                                                value, thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative fee          Unit liquidation from
option administrative fee                                                                                account value

Withdrawal charge                    At time of transaction     LOW - 0% in contract year 10 and         Unit liquidation from
                                                                thereafter.                              account value

                                                                HIGH - 8% in contract years 1 and 2.
                                                                The charge is 7% in contract years 3
                                                                and 4, and declines 1% each contract
                                                                year until it reaches 0% in contract
                                                                year 10.

                                                                *  Note - Depending on the contract
                                                                   and/or certain elections made under
                                                                   the contract, the withdrawal charge
                                                                   may or may not apply.

BaseBuilder benefit charge           Annually on each contract  0.30%                                    Unit liquidation from
                                     date anniversary.                                                   account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Continued)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                  AMOUNT DEDUCTED                HOW DEDUCTED
                -------                        -----------                  ---------------                 ------------

Protection Plus                         Annually on each contract  LOW - 0.20%                         Unit liquidation from
                                        date anniversary.          HIGH - 0.35%.                       account value

Guaranteed minimum death benefit
options:

Annual ratchet to age 85                Annually on each contract  LOW - 0.20% of the Annual ratchet   Unit liquidation from
                                        date anniversary.          to age 85 benefit base              account value
                                                                   HIGH - 0.35% of the Annual ratchet
                                                                   to age 85 benefit base

Greater of 4% roll up to age 85 or      Annually on each contract  1.00% of the greater of 4% roll-up
Annual ratchet to age 85                date anniversary           to age 85 or Annual ratchet to age
                                                                   85 benefit base (max to 1.15%)

Greater of 5% rollup to age 85 or       Annually on each contract  LOW - 0.50% of the greater of 5%    Unit liquidation from
annual ratchet to age 85                date anniversary.          roll-up to age 85 or annual         account value
                                                                   ratchet to age 85 benefit base
                                                                   HIGH - 1.00 % of 5% roll-up to age
                                                                   85 or Annual ratchet to age 85
                                                                   benefit base

6% rollup to age 80 or 70                                          0.20% of 6% roll-up to age 80 (or
                                                                   70) benefit base

6% rollup to age 85                     Annually on each contract  LOW - 0.35% of the 6% roll-up to    Unit liquidation from
                                        date anniversary.          age 85 benefit base                 account value
                                                                   HIGH - 0.45% of the 6% roll-up to
                                                                   age 85 benefit base

Greater of 6.5%, 6% or 3% rollup to     Annually on each contract  LOW - 0.45% of the 6% roll-up to    Unit liquidation from
age 85 or annual ratchet to age 85      date anniversary.          age 85 benefit base or the Annual   account value
                                                                   ratchet to age 85 benefit base,
                                                                   as applicable
                                                                   HIGH - 0.80% of the 6.5%, 6% or 3%
                                                                   roll-up to age 85 benefit base or
                                                                   the Annual ratchet to age 85
                                                                   benefit base, as applicable

Greater of 5% rollup to owner's age 80                             LOW - 0.80% (max 0.95%) of the 5%
or Annual ratchet to owner's age 80                                roll-up to age 80 benefit base or
                                                                   the annual ratchet benefit base,
                                                                   as applicable
                                                                   HIGH - 1.10% (max 1.25%) of the 5%
                                                                   roll-up to age 80 benefit base or
                                                                   the annual ratchet benefit base,
                                                                   as applicable

Greater of compounded annual roll-up                               LOW - 0.80% (max 0.95%) of the
to age 85 or annual ratchet to age 85                              roll-up to age 85 benefit base or
                                                                   annual ratchet to age 85 benefit
                                                                   base, as applicable
                                                                   HIGH - 0.90% (max 1.05%) of the
                                                                   roll-up to age 85 benefit base or
                                                                   annual ratchet to age 85 benefit
                                                                   base, as applicable

Greater of death benefit                Annually on each contract  Current charge 0.95%. Maximum       Unit liquidation from
                                        date anniversary           charge can be increased to 1.10%    account value
                                                                   if the roll-up benefit base to
                                                                   age 85 resets.

Greater of GMDB I                       Annually on each contract  GMIB I election : 1.00% (max 1.15%) Unit liquidation from
                                        date anniversary           GMIB II election: 1.00% (max 1.30%) account value

Greater of GMDB II                      Annually on each contract  GMIB I election: 1.15% (max 1.30%)  Unit liquidation from
                                        date anniversary           GMIB II election: 1.15% (max 1.45%) account value

Guaranteed Withdrawal Benefit for Life  Annually on each contract  0.30%                               Unit liquidation from
Enhanced Death Benefit                  date anniversary                                               account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Concluded)


                                                WHEN CHARGE
               CHARGES                          IS DEDUCTED                   AMOUNT DEDUCTED                HOW DEDUCTED
                -------                         -----------                   ---------------                 ------------

Earnings Enhancement Benefit            Annually on each contract    0.35%                               Unit liquidation from
(additional death benefit)              date anniversary                                                 account value

Guaranteed Minimum Income Benefit       Annually on each contract    LOW - 0.45%                         Unit liquidation from
                                        date anniversary.            HIGH - 1.15% (max 1.45%)            account value

Guaranteed Principal Benefit            Annually on first 10         LOW - 100% Guaranteed Principal     Unit liquidation from
                                        contract date anniversaries  Benefit - 0.50%                     account value
                                                                     HIGH - 125% Guaranteed Principal
                                                                     Benefit - 0.75%

Guaranteed Withdrawal Benefit           Annually on each contract    LOW - 5% Withdrawal Option is 0.35% Unit liquidation from
                                        date anniversary             HIGH - 7% Withdrawal Option is      account value
                                                                     0.50%

Net Loan Interest charge for Rollover   Netted against loan          2.00%                               Unit liquidation from
                                        repayment                                                        account value

Retirement Income for Life Benefit      Annually on contract date    LOW - 0.60% for Single life         Unit liquidation from
charge                                  anniversary                      0.75% for Joint life            account value
                                                                     HIGH - 0.75% for Single life
                                                                         0.90% for Joint life

Guaranteed Withdrawal Benefit for Life  Annually on each contract    LOW - 0.60% for Single life;        Unit liquidation from
(GWBL)                                  date anniversary                 0.75% for Joint life            account value
                                                                     HIGH - 0.75% for Single life;
                                                                         0.90% for Joint life

Death benefit under converted GWBL      Annually on each contract    The GMDB charge in effect prior to  Unit liquidation from
                                        anniversary date             conversion will be deducted. Note   account value
                                                                     - Charge will vary depending on
                                                                     combination GMDB elections.

Converted Guaranteed withdrawal         Upon initial conversion and  Single and Joint life - charge is   Unit liquidation of
benefit for life charge                 annually on each contract    equal to the percentage of          account value
                                        date anniversary thereafter  Guaranteed minimum income benefit base charge deducted as the
                                                                     Guaranteed minimum income benefit
                                                                     charge on the conversion effective
                                                                     date. Annual ratchets may increase
                                                                     the charge to a percentage equal
                                                                     to the maximum charge for the
                                                                     Guaranteed minimum income benefit.

8. Accumulation Unit Values

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
ALL ASSET ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.06         --               --          --        (4.49)%
      Highest contract charge 1.70% Class A (q)  $10.96         --               --          --        (4.94)%
      All contract charges                           --        365           $4,020        2.31%
2010  Lowest contract charge 1.30% Class A (q)   $11.58         --               --          --        13.75%
      Highest contract charge 1.70% Class A (q)  $11.53         --               --          --        13.37%
      All contract charges                           --        150           $1,728        3.84%
2009  Lowest contract charge 1.30% Class A (q)   $10.18         --               --          --         0.20%
      Highest contract charge 1.70% Class A (q)  $10.17         --               --          --         0.10%
      All contract charges                           --         --               --        0.75%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------------
                                                      UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                      VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                      ------ ------------------ ---------- -------------- ---------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (q) (r)    $10.53           --               --        --        (4.27)%
      Highest contract charge 1.70% Class B (q) (r)   $10.44           --               --        --        (4.66)%
      All contract charges                                --          209       $    2,189      2.01%
2010  Lowest contract charge 1.30% Class B (q) (r)    $11.00           --               --        --         8.80%
      Highest contract charge 1.70% Class B (q) (r)   $10.95           --               --        --         8.42%
      All contract charges                                --          184       $    2,018      1.04%
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)        $ 8.16           --               --        --       (17.16)%
      Highest contract charge 1.70% Class B (q) (r)   $ 9.24           --               --        --       (17.50)%
      All contract charges                                --          393       $    3,650      2.67%
2010  Lowest contract charge 1.30% Class B (q) (r)    $11.25           --               --        --        11.17%
      Highest contract charge 1.70% Class B (q) (r)   $11.20           --               --        --        10.67%
      All contract charges                                --          144       $    1,621      0.54%
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class II (q) (r)   $11.00           --               --        --        (0.45)%
      Highest contract charge 1.70% Class II (q) (r)  $10.91           --               --        --        (0.82)%
      All contract charges                                --          108       $    1,180      1.66%
2010  Lowest contract charge 1.30% Class II (q) (r)   $11.05           --               --        --         9.30%
      Highest contract charge 1.70% Class II (q) (r)  $11.00           --               --        --         8.91%
      All contract charges                                --           35       $      385      1.67%
AMERICAN CENTURY VP MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class II (v)       $10.45           --               --        --        (3.24)%
      Highest contract charge 1.70% Class II (q)      $11.97           --               --        --        (2.52)%
      All contract charges                                --          550       $    6,610      1.36%
2010  Lowest contract charge 1.30% Class II (q)       $12.34           --               --        --        17.41%
      Highest contract charge 1.70% Class II (q)      $12.28           --               --        --        16.95%
      All contract charges                                --          216       $    2,654      3.23%
2009  Lowest contract charge 1.30% Class II (q)       $10.51           --               --        --         1.55%
      Highest contract charge 1.70% Class II (q)      $10.50           --               --        --         1.45%
      All contract charges                                --           --       $        1      1.80%
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A            $10.48           --               --        --        (8.47)%
      Highest contract charge 1.70% Class A           $10.39           --               --        --        (8.86)%
      All contract charges                                --        1,194       $   12,486      1.24%
2010  Lowest contract charge 1.30% Class A            $11.45           --               --        --        11.93%
      Highest contract charge 1.70% Class A           $11.40           --               --        --        11.44%
      All contract charges                                --          686       $    7,851      1.55%
2009  Lowest contract charge 1.30% Class A            $10.23           --               --        --         0.29%
      Highest contract charge 1.70% Class A           $10.23           --               --        --         0.39%
      All contract charges                                --            3       $       29        --
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B            $10.74           --               --        --        (8.60)%
      Highest contract charge 1.90% Class B           $10.11           --               --        --        (9.33)%
      All contract charges                                --      231,299       $2,591,021      1.24%
2010  Lowest contract charge 0.50% Class B            $12.29           --               --        --        12.55%
      Highest contract charge 1.90% Class B           $11.15           --               --        --        10.95%
      All contract charges                                --      250,059       $3,071,781      1.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $10.92           --               --        --        26.71%
      Highest contract charge 1.90% Class B      $10.05           --               --        --        24.82%
      All contract charges                           --      264,282       $2,913,632      1.00%
2008  Lowest contract charge 0.50% Class B       $ 8.62           --               --        --       (39.51)%
      Highest contract charge 1.90% Class B      $ 8.05           --               --        --       (40.33)%
      All contract charges                           --      249,764       $2,198,545      1.66%
2007  Lowest contract charge 0.50% Class B       $14.25           --               --        --         5.63%
      Highest contract charge 1.90% Class B      $13.49           --               --        --         4.17%
      All contract charges                                   189,188       $2,787,372      3.04%
AXA BALANCED STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.56           --               --        --        (3.65)%
      Highest contract charge 1.70% Class B (p)  $10.47           --               --        --        (4.03)%
      All contract charges                           --       77,122       $  864,298      1.41%
2010  Lowest contract charge 1.30% Class B (p)   $10.96           --               --        --         8.62%
      Highest contract charge 1.70% Class B (p)  $10.91           --               --        --         8.13%
      All contract charges                           --       43,235       $  508,706      2.00%
2009  Lowest contract charge 1.30% Class B (p)   $10.09           --               --        --        (0.30)%
      Highest contract charge 1.70% Class B (p)  $10.09           --               --        --        (0.20)%
      All contract charges                           --        8,275       $   93,171      2.87%
AXA CONSERVATIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B       $11.71           --               --        --         0.69%
      Highest contract charge 1.90% Class B      $11.03           --               --        --         0.00%
      All contract charges                           --      170,929       $2,014,227      1.74%
2010  Lowest contract charge 0.50% Class B       $12.16           --               --        --         6.67%
      Highest contract charge 1.90% Class B      $11.03           --               --        --         5.25%
      All contract charges                           --      167,849       $1,970,907      2.11%
2009  Lowest contract charge 0.50% Class B       $11.40           --               --        --         9.27%
      Highest contract charge 1.90% Class B      $10.48           --               --        --         7.76%
      All contract charges                           --      170,307       $1,893,018      2.38%
2008  Lowest contract charge 0.50% Class B       $10.43           --               --        --       (11.46)%
      Highest contract charge 1.90% Class B      $ 9.73           --               --        --       (12.74)%
      All contract charges                           --      130,528       $1,340,728      6.68%
2007  Lowest contract charge 0.50% Class B       $11.78           --               --        --         5.27%
      Highest contract charge 1.90% Class B      $11.15           --               --        --         3.82%
      All contract charges                                    43,687       $  512,686      4.38%
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.55           --               --        --        (2.68)%
      Highest contract charge 1.70% Class B (p)  $10.45           --               --        --        (3.15)%
      All contract charges                           --       41,147       $  456,027      1.49%
2010  Lowest contract charge 1.30% Class B (p)   $10.84           --               --        --         7.75%
      Highest contract charge 1.70% Class B (p)  $10.79           --               --        --         7.36%
      All contract charges                           --       24,643       $  283,665      1.91%
2009  Lowest contract charge 1.30% Class B (p)   $10.06           --               --        --        (0.40)%
      Highest contract charge 1.70% Class B (p)  $10.05           --               --        --        (0.40)%
      All contract charges                           --        4,833       $   53,791      3.54%
AXA CONSERVATIVE STRATEGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.87           --               --        --        (0.50)%
      Highest contract charge 1.70% Class B (p)  $10.42           --               --        --        (0.95)%
      All contract charges                           --       28,161       $  305,265      1.76%
2010  Lowest contract charge 1.30% Class B (p)   $10.57           --               --        --         5.91%
      Highest contract charge 1.70% Class B (p)  $10.52           --               --        --         5.41%
      All contract charges                           --       15,143       $  166,345      2.01%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 1.30% Class B (p)   $ 9.98           --               --        --        (0.70)%
      Highest contract charge 1.70% Class B (p)  $ 9.98           --               --        --        (0.70)%
      All contract charges                           --        3,109       $   33,065      4.46%
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B       $11.36           --               --        --        (1.82)%
      Highest contract charge 1.90% Class B      $10.70           --               --        --        (2.55)%
      All contract charges                           --      141,974       $1,647,589      1.50%
2010  Lowest contract charge 0.50% Class B       $12.11           --               --        --         8.51%
      Highest contract charge 1.90% Class B      $10.98           --               --        --         7.02%
      All contract charges                           --      149,637       $1,775,692      1.99%
2009  Lowest contract charge 0.50% Class B       $11.16           --               --        --        13.83%
      Highest contract charge 1.90% Class B      $10.26           --               --        --        12.28%
      All contract charges                           --      152,280       $1,682,551      1.98%
2008  Lowest contract charge 0.50% Class B       $ 9.80           --               --        --       (19.80)%
      Highest contract charge 1.90% Class B      $ 9.14           --               --        --       (21.00)%
      All contract charges                           --      126,714       $1,241,651      3.99%
2007  Lowest contract charge 0.50% Class B       $12.22           --               --        --         4.98%
      Highest contract charge 1.90% Class B      $11.57           --               --        --         3.49%
      All contract charges                                    83,083       $1,028,164      3.70%
AXA GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.57           --               --        --        (5.62)%
      Highest contract charge 1.70% Class B (p)  $10.48           --               --        --        (6.01)%
      All contract charges                           --       60,162       $  726,066      1.28%
2010  Lowest contract charge 1.30% Class B (p)   $11.20           --               --        --        10.24%
      Highest contract charge 1.70% Class B (p)  $11.15           --               --        --         9.74%
      All contract charges                           --       44,484       $  517,788      1.51%
2009  Lowest contract charge 1.30% Class B (p)   $10.16           --               --        --         0.00%
      Highest contract charge 1.70% Class B (p)  $10.16           --               --        --         0.00%
      All contract charges                           --       16,690       $  196,220      1.94%
AXA MODERATE ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.60           --               --        --        (3.46)%
      Highest contract charge 1.70% Class A (q)  $10.51           --               --        --        (3.84)%
      All contract charges                           --        2,717       $   28,735      1.47%
2010  Lowest contract charge 1.30% Class A (q)   $10.98           --               --        --         8.71%
      Highest contract charge 1.70% Class A (q)  $10.93           --               --        --         8.33%
      All contract charges                           --        1,305       $   14,308      2.12%
2009  Lowest contract charge 1.30% Class A (q)   $10.10           --               --        --        (0.20)%
      Highest contract charge 1.70% Class A (q)  $10.09           --               --        --        (0.20)%
      All contract charges                           --            2       $       24      1.45%
AXA MODERATE ALLOCATION
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $52.05           --               --        --        (3.31)%
      Highest contract charge 1.90% Class B      $40.54           --               --        --        (4.23)%
      All contract charges                           --      460,615       $6,742,287      1.47%
2010  Lowest contract charge 0.50% Class B       $60.28           --               --        --         9.36%
      Highest contract charge 1.90% Class B      $42.33           --               --        --         7.82%
      All contract charges                           --      494,825       $7,532,763      2.12%
2009  Lowest contract charge 0.50% Class B       $55.12           --               --        --        16.43%
      Highest contract charge 1.90% Class B      $39.26           --               --        --        14.80%
      All contract charges                           --      509,246       $7,164,791      1.45%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS    INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)    INCOME RATIO** RETURN***
                                                 ------ ------------------ ----------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $47.34           --                --        --       (24.86)%
      Highest contract charge 1.90% Class B      $34.20           --                --        --       (25.91)%
      All contract charges                           --      438,140       $ 5,361,993      4.05%
2007  Lowest contract charge 0.50% Class B       $63.00           --                --        --         5.74%
      Highest contract charge 1.90% Class B      $46.16           --                --        --         4.25%
      All contract charges                                   339,622       $ 5,580,780      3.49%
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.69           --                --        --        (5.65)%
      Highest contract charge 1.70% Class B (p)  $10.48           --                --        --        (4.99)%
      All contract charges                           --      201,465       $ 2,244,950      1.33%
2010  Lowest contract charge 1.30% Class B (p)   $11.08           --                --        --         9.38%
      Highest contract charge 1.70% Class B (p)  $11.03           --                --        --         8.99%
      All contract charges                           --      106,632       $ 1,269,198      1.99%
2009  Lowest contract charge 1.30% Class B (p)   $10.13           --                --        --        (0.10)%
      Highest contract charge 1.70% Class B (p)  $10.12           --                --        --        (0.20)%
      All contract charges                           --       18,371       $   214,806      2.33%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.55           --                --        --        (5.97)%
      Highest contract charge 1.70% Class A (q)  $10.46           --                --        --        (6.36)%
      All contract charges                           --        2,878       $    30,294      1.37%
2010  Lowest contract charge 1.30% Class A (q)   $11.22           --                --        --        10.32%
      Highest contract charge 1.70% Class A (q)  $11.17           --                --        --         9.94%
      All contract charges                           --        1,401       $    15,700      1.70%
2009  Lowest contract charge 1.30% Class A (q)   $10.17           --                --        --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.16           --                --        --         0.10%
      All contract charges                           --           33       $       334      1.36%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.44           --                --        --        (5.84)%
      Highest contract charge 1.90% Class B      $10.61           --                --        --        (6.68)%
      All contract charges                           --      799,917       $ 9,493,247      1.37%
2010  Lowest contract charge 0.50% Class B       $12.54           --                --        --        10.97%
      Highest contract charge 1.90% Class B      $11.37           --                --        --         9.43%
      All contract charges                           --      866,067       $10,977,390      1.70%
2009  Lowest contract charge 0.50% Class B       $11.30           --                --        --        21.35%
      Highest contract charge 1.90% Class B      $10.39           --                --        --        19.61%
      All contract charges                           --      908,945       $10,483,044      1.36%
2008  Lowest contract charge 0.50% Class B       $ 9.31           --                --        --       (32.14)%
      Highest contract charge 1.90% Class B      $ 8.69           --                --        --       (33.05)%
      All contract charges                           --      853,511       $ 8,197,686      2.40%
2007  Lowest contract charge 0.50% Class B       $13.72           --                --        --         5.86%
      Highest contract charge 1.90% Class B      $12.98           --                --        --         4.34%
      All contract charges                                   689,233       $ 9,864,221      3.23%
AXA TACTICAL MANAGER 2000
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.49           --                --        --       (13.81)%
      Highest contract charge 1.70% Class B (q)  $11.46           --                --        --       (12.05)%
      All contract charges                           --        4,308       $    49,629      0.03%
2010  Lowest contract charge 1.30% Class B (q)   $13.09           --                --        --        21.77%
      Highest contract charge 1.70% Class B (q)  $13.03           --                --        --        21.32%
      All contract charges                           --        1,905       $    24,898      0.08%
2009  Lowest contract charge 1.30% Class B (q)   $10.75           --                --        --         2.76%
      Highest contract charge 1.70% Class B (q)  $10.74           --                --        --         2.58%
      All contract charges                           --            7       $        78      0.01%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
AXA TACTICAL MANAGER 400
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 9.67          --               --         --       (11.93)%
      Highest contract charge 1.70% Class B (q)        $11.39          --               --         --        (9.75)%
      All contract charges                                 --       3,936         $ 45,056       0.05%
2010  Lowest contract charge 1.30% Class B (q)         $12.68          --               --         --        21.34%
      Highest contract charge 1.70% Class B (q)        $12.62          --               --         --        20.88%
      All contract charges                                 --       1,775         $ 22,475         --
2009  Lowest contract charge 1.30% Class B (q)         $10.45          --               --         --         1.65%
      Highest contract charge 1.70% Class B (q)        $10.44          --               --         --         1.66%
      All contract charges                                 --           7         $     75       0.01%
AXA TACTICAL MANAGER 500
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 9.86          --               --         --        (7.24)%
      Highest contract charge 1.70% Class B (q)        $10.68          --               --         --        (5.40)%
      All contract charges                                 --       9,807         $105,270       0.61%
2010  Lowest contract charge 1.30% Class B (q)         $11.34          --               --         --        10.85%
      Highest contract charge 1.70% Class B (q)        $11.29          --               --         --        10.36%
      All contract charges                                 --       4,542         $ 51,399       0.65%
2009  Lowest contract charge 1.30% Class B (q)         $10.23          --               --         --         0.00%
      Highest contract charge 1.70% Class B (q)        $10.23          --               --         --         0.00%
      All contract charges                                 --          25         $    261       0.03%
AXA TACTICAL MANAGER INTERNATIONAL
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 8.18          --               --         --       (19.09)%
      Highest contract charge 1.70% Class B (q)        $ 8.49          --               --         --       (17.41)%
      All contract charges                                 --       9,274         $ 79,116       1.87%
2010  Lowest contract charge 1.30% Class B (q)         $10.33          --               --         --         3.30%
      Highest contract charge 1.70% Class B (q)        $10.28          --               --         --         2.90%
      All contract charges                                 --       4,133         $ 42,628       1.38%
2009  Lowest contract charge 1.30% Class B (q)         $10.00          --               --         --        (0.20)%
      Highest contract charge 1.70% Class B (q)        $ 9.99          --               --         --        (0.30)%
      All contract charges                                 --           8         $     81       0.05%
AXA ULTRA CONSERVATIVE STRATEGY
      Unit Value 1.30% to 1.30%*
2011  Lowest contract charge 1.30% Class B (aa)        $10.05          --               --         --         0.50%
      Highest contract charge 1.30% Class B (aa)       $10.05          --               --         --         0.50%
      All contract charges                                 --          --               --       0.42%
BLACKROCK GLOBAL ALLOCATION V.I. FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class III (v)       $ 9.62          --               --         --        (5.59)%
      Lowest contract charge 1.70% Class III (q)       $10.35          --               --         --        (5.31)%
      All contract charges                                 --       2,891         $ 30,083       3.14%
2010  Lowest contract charge 1.30% Class III (q)       $10.98          --               --         --         8.39%
      Lowest contract charge 1.70% Class III (q)       $10.93          --               --         --         7.90%
      All contract charges                                 --       1,831         $ 20,063       2.23%
2009  Lowest contract charge 1.30% Class III (q)       $10.13          --               --         --        (0.49)%
      Lowest contract charge 1.70% Class III (q)       $10.13          --               --         --        (0.39)%
      All contract charges                                 --          63         $    644       1.59%
BLACKROCK LARGE CAP GROWTH V.I. FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class III (v)       $10.56          --               --         --        (2.22)%
      Highest contract charge 1.70% Class III (q) (r)  $11.68          --               --         --         0.60%
      All contract charges                                 --         429         $  5,041       0.95%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Class III (q) (r)   $11.67           --              --         --        13.63%
      Highest contract charge 1.70% Class III (q) (r)  $11.61           --              --         --        13.16%
      All contract charges                                 --          158        $  1,845       1.10%
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (w)         $ 9.51           --              --         --        (4.90)%
      Highest contract charge 1.70% Class B (w)        $ 9.48           --              --         --        (5.20)%
      All contract charges                                 --        5,946        $ 56,477         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)         $10.66           --              --         --        (4.65)%
      Highest contract charge 1.70% Class A (q)        $13.78           --              --         --        (2.13)%
      All contract charges                                 --          258        $  3,572         --
2010  Lowest contract charge 1.30% Class A (q)         $14.14           --              --         --        31.78%
      Highest contract charge 1.70% Class A (q)        $14.08           --              --         --        31.34%
      All contract charges                                 --          168        $  2,379         --
2009  Lowest contract charge 1.30% Class A (q)         $10.73           --              --         --         3.27%
      Highest contract charge 1.70% Class A (q)        $10.72           --              --         --         3.18%
      All contract charges                                 --           --        $      2       0.02%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B             $20.90           --              --         --        (1.55)%
      Highest contract charge 1.90% Class B            $18.14           --              --         --        (2.53)%
      All contract charges                                 --       25,346        $432,523         --
2010  Lowest contract charge 0.50% Class B             $22.59           --              --         --        32.57%
      Highest contract charge 1.90% Class B            $18.61           --              --         --        30.69%
      All contract charges                                 --       26,419        $462,036         --
2009  Lowest contract charge 0.50% Class B             $17.04           --              --         --        35.03%
      Highest contract charge 1.90% Class B            $14.24           --              --         --        33.07%
      All contract charges                                 --       25,519        $342,139       0.02%
2008  Lowest contract charge 0.50% Class B             $12.62           --              --         --       (44.94)%
      Highest contract charge 1.90% Class B            $10.70           --              --         --       (45.71)%
      All contract charges                                 --       27,869        $280,414         --
2007  Lowest contract charge 0.50% Class B             $22.92           --              --         --        16.11%
      Highest contract charge 1.90% Class B            $19.71           --              --         --        14.46%
      All contract charges                                          28,246        $526,859         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)         $11.63           --              --         --       (10.54)%
      Highest contract charge 1.70% Class A (q)        $11.53           --              --         --       (10.90)%
      All contract charges                                 --          170        $  1,967       0.14%
2010  Lowest contract charge 1.30% Class A (q)         $13.00           --              --         --        22.99%
      Highest contract charge 1.70% Class A (q)        $12.94           --              --         --        22.42%
      All contract charges                                 --          109        $  1,418       0.19%
2009  Lowest contract charge 1.30% Class A (q)         $10.57           --              --         --         1.44%
      Highest contract charge 1.70% Class A (q)        $10.57           --              --         --         1.54%
      All contract charges                                 --           --              --       1.03%
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B             $ 8.94           --              --         --       (10.60)%
      Highest contract charge 1.90% Class B            $ 8.60           --              --         --       (11.34)%
      All contract charges                                 --       14,016        $123,318       0.14%
2010  Lowest contract charge 0.50% Class B             $10.31           --              --         --        23.62%
      Highest contract charge 1.90% Class B            $ 9.70           --              --         --        21.86%
      All contract charges                                 --       13,485        $133,212       0.19%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $ 8.34           --              --         --        27.51%
      Highest contract charge 1.90% Class B      $ 7.96           --              --         --        25.69%
      All contract charges                           --       12,629        $101,917       1.03%
2008  Lowest contract charge 0.50% Class B       $ 6.54                                               (33.67)%
      Highest contract charge 1.90% Class B      $ 6.33                                               (34.61)%
      All contract charges                           --       11,658        $ 74,460       1.06%
2007  Lowest contract charge 0.50% Class B       $ 9.86                                                (9.12)%
      Highest contract charge 1.90% Class B      $ 9.68                                               (10.37)%
      All contract charges                                     5,985        $ 58,243       0.48%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.10           --              --         --        (6.57)%
      Highest contract charge 1.70% Class A (q)  $10.94           --              --         --        (4.54)%
      All contract charges                           --        2,342        $ 25,770       1.26%
2010  Lowest contract charge 1.30% Class A (q)   $11.51           --              --         --        11.10%
      Highest contract charge 1.70% Class A (q)  $11.46           --              --         --        10.62%
      All contract charges                           --        1,070        $ 12,298       1.30%
2009  Lowest contract charge 1.30% Class A (q)   $10.36           --              --         --         0.68%
      Highest contract charge 1.70% Class A (q)  $10.36           --              --         --         0.68%
      All contract charges                           --           --        $      3       2.75%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $21.81           --              --         --        (4.05)%
      Highest contract charge 1.90% Class B      $18.94           --              --         --        (4.92)%
      All contract charges                           --       56,317        $826,492       1.26%
2010  Lowest contract charge 0.50% Class B       $24.18           --              --         --        11.74%
      Highest contract charge 1.90% Class B      $19.92           --              --         --        10.12%
      All contract charges                           --       54,746        $848,219       1.30%
2009  Lowest contract charge 0.50% Class B       $21.64           --              --         --        29.60%
      Highest contract charge 1.90% Class B      $18.09           --              --         --        27.82%
      All contract charges                           --       52,534        $745,364       2.75%
2008  Lowest contract charge 0.50% Class B       $16.70           --              --         --       (36.86)%
      Highest contract charge 1.90% Class B      $14.15           --              --         --       (37.77)%
      All contract charges                           --       46,485        $522,247       1.73%
2007  Lowest contract charge 0.50% Class B       $26.45           --              --         --         0.69%
      Highest contract charge 1.90% Class B      $22.74           --              --         --        (0.74)%
      All contract charges                                    45,201        $829,334       1.08%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.45           --              --         --        (1.46)%
      Highest contract charge 1.70% Class A (q)  $11.35           --              --         --        (1.90)%
      All contract charges                           --          221        $  2,525       1.90%
2010  Lowest contract charge 1.30% Class A (q)   $11.62           --              --         --        14.48%
      Highest contract charge 1.70% Class A (q)  $11.57           --              --         --        14.10%
      All contract charges                           --           77        $    889       2.49%
2009  Lowest contract charge 1.30% Class A (q)   $10.15           --              --         --        (0.39)%
      Highest contract charge 1.70% Class A (q)  $10.14           --              --         --        (0.39)%
      All contract charges                           --           --              --       2.55%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 6.03           --              --         --        (1.31)%
      Highest contract charge 1.90% Class B      $ 5.31           --              --         --        (2.39)%
      All contract charges                           --       46,896        $212,989       1.90%
2010  Lowest contract charge 0.50% Class B       $ 6.45           --              --         --        15.18%
      Highest contract charge 1.90% Class B      $ 5.44           --              --         --        13.57%
      All contract charges                           --       45,605        $214,535       2.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $ 5.60           --               --        --        10.97%
      Highest contract charge 1.90% Class B      $ 4.79           --               --        --         9.34%
      All contract charges                           --       43,320       $  182,082      2.55%
2008  Lowest contract charge 0.50% Class B       $ 5.05           --               --        --       (32.67)%
      Highest contract charge 1.90% Class B      $ 4.38           --               --        --       (33.54)%
      All contract charges                           --       39,344       $  157,390      2.44%
2007  Lowest contract charge 0.50% Class B       $ 7.50           --               --        --         3.31%
      Highest contract charge 1.90% Class B      $ 6.59           --               --        --         1.70%
      All contract charges                                    31,430       $  202,051      1.82%
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B       $ 7.81           --               --        --        (0.89)%
      Highest contract charge 1.80% Class B      $ 7.24           --               --        --        (1.50)%
      All contract charges                           --        4,681       $   42,315      0.35%
2010  Lowest contract charge 0.50% Class B       $ 8.54           --               --        --        11.93%
      Highest contract charge 1.90% Class B      $ 7.27           --               --        --        10.49%
      All contract charges                           --        5,101       $   46,879      0.05%
2009  Lowest contract charge 0.50% Class B       $ 7.63           --               --        --        30.12%
      Highest contract charge 1.90% Class B      $ 6.58           --               --        --        28.35%
      All contract charges                           --        5,534       $   45,654      0.24%
2008  Lowest contract charge 0.50% Class B       $ 5.86           --               --        --       (45.44)%
      Highest contract charge 1.90% Class B      $ 5.13           --               --        --       (46.23)%
      All contract charges                           --        5,674       $   36,090      0.30%
2007  Lowest contract charge 0.50% Class B       $10.74           --               --        --        11.53%
      Highest contract charge 1.90% Class B      $ 9.54           --               --        --         9.91%
      All contract charges                                     5,341       $   62,358      0.23%
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.28           --               --        --         2.85%
      Highest contract charge 1.70% Class A (q)  $12.18           --               --        --         2.53%
      All contract charges                           --           90       $    1,098      0.71%
2010  Lowest contract charge 1.30% Class A (q)   $11.94           --               --        --        14.59%
      Highest contract charge 1.70% Class A (q)  $11.88           --               --        --        14.12%
      All contract charges                           --           50       $      602      0.74%
2009  Lowest contract charge 1.30% Class A (q)   $10.42           --               --        --         1.56%
      Highest contract charge 1.70% Class A (q)  $10.41           --               --        --         1.56%
      All contract charges                           --           --               --      1.14%
EQ/CAPITAL GUARDIAN RESEARCH (A)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.49           --               --        --         3.05%
      Highest contract charge 1.90% Class B      $11.05           --               --        --         2.03%
      All contract charges                           --       69,996       $  835,757      0.71%
2010  Lowest contract charge 0.50% Class B       $12.78           --               --        --        15.24%
      Highest contract charge 1.90% Class B      $10.83           --               --        --        13.64%
      All contract charges                           --       77,666       $  904,589      0.74%
2009  Lowest contract charge 0.50% Class B       $11.09           --               --        --        30.79%
      Highest contract charge 1.90% Class B      $ 9.53           --               --        --        29.02%
      All contract charges                           --       86,472       $  882,191      1.14%
2008  Lowest contract charge 0.50% Class B       $ 8.48           --               --        --       (39.94)%
      Highest contract charge 1.90% Class B      $ 7.39           --               --        --       (40.83)%
      All contract charges                           --       96,287       $  757,787      0.91%
2007  Lowest contract charge 0.50% Class B       $14.12           --               --        --         1.15%
      Highest contract charge 1.90% Class B      $12.49           --               --        --        (0.32)%
      All contract charges                                   113,240       $1,497,202      1.28%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                  UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                  VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------- ------------------ ---------- -------------- ---------
EQ/COMMON STOCK INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 11.77           --               --        --        (0.59)%
      Highest contract charge 1.70% Class A (q)  $ 11.67           --               --        --        (0.93)%
      All contract charges                            --          166       $    1,957      1.24%
2010  Lowest contract charge 1.30% Class A (q)   $ 11.84           --               --        --        14.73%
      Highest contract charge 1.70% Class A (q)  $ 11.78           --               --        --        14.15%
      All contract charges                            --           93       $    1,103      1.26%
2009  Lowest contract charge 1.30% Class A (q)   $ 10.32           --               --        --         0.39%
      Highest contract charge 1.70% Class A (q)  $ 10.32           --               --        --         0.39%
      All contract charges                            --           --               --      1.80%
EQ/COMMON STOCK INDEX (N)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $250.92           --               --        --        (0.42)%
      Highest contract charge 1.90% Class B      $177.52           --               --        --        (1.38)%
      All contract charges                            --       34,703       $  717,818      1.24%
2010  Lowest contract charge 0.50% Class B       $295.18           --               --        --        15.29%
      Highest contract charge 1.90% Class B      $180.00           --               --        --        13.67%
      All contract charges                            --       38,136       $  803,765      1.26%
2009  Lowest contract charge 0.50% Class B       $256.03           --               --        --        27.69%
      Highest contract charge 1.90% Class B      $158.35           --               --        --        25.90%
      All contract charges                            --       41,528       $  776,118      1.80%
2008  Lowest contract charge 0.50% Class B       $200.52           --               --        --       (44.08)%
      Highest contract charge 1.90% Class B      $125.78           --               --        --       (44.87)%
      All contract charges                            --       40,142       $  617,520      1.63%
2007  Lowest contract charge 0.50% Class B       $358.57           --               --        --         2.96%
      Highest contract charge 1.90% Class B      $228.16           --               --        --         1.51%
      All contract charges                                     41,874       $1,221,553      0.97%
EQ/CORE BOND INDEX (L)
      Unit Value 0.65% to 1.90%*
2011  Lowest contract charge 0.65% Class B       $ 10.16           --               --        --         4.21%
      Highest contract charge 1.90% Class B      $ 13.23           --               --        --         2.80%
      All contract charges                            --       97,647       $1,156,460      1.89%
2010  Lowest contract charge 0.50% Class B       $ 15.47           --               --        --         5.24%
      Highest contract charge 1.90% Class B      $ 12.87           --               --        --         3.79%
      All contract charges                            --       94,923       $1,102,809      2.24%
2009  Lowest contract charge 0.50% Class B       $ 14.70           --               --        --         2.17%
      Highest contract charge 1.90% Class B      $ 12.40           --               --        --         0.76%
      All contract charges                            --       89,630       $1,013,962      2.61%
2008  Lowest contract charge 0.50% Class B       $ 14.39           --               --        --        (9.38)%
      Highest contract charge 1.90% Class B      $ 12.31           --               --        --       (10.67)%
      All contract charges                            --       80,413       $  913,345      4.06%
2007  Lowest contract charge 0.50% Class B       $ 15.88           --               --        --         2.58%
      Highest contract charge 1.90% Class B      $ 13.78           --               --        --         1.10%
      All contract charges                                     99,922       $1,271,392      4.32%
EQ/DAVIS NEW YORK VENTURE
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 10.72           --               --        --        (5.72)%
      Highest contract charge 1.70% Class A (q)  $ 10.63           --               --        --        (6.01)%
      All contract charges                            --          728       $    7,778      0.31%
2010  Lowest contract charge 1.30% Class A (q)   $ 11.37           --               --        --        10.60%
      Highest contract charge 1.70% Class A (q)  $ 11.31           --               --        --        10.13%
      All contract charges                            --          348       $    3,958      0.81%
2009  Lowest contract charge 1.30% Class A (q)   $ 10.28           --               --        --         1.48%
      Highest contract charge 1.70% Class A (q)  $ 10.27           --               --        --         1.48%
      All contract charges                            --           --       $        7      1.73%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
EQ/DAVIS NEW YORK VENTURE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.23           --               --        --        (5.62)%
      Highest contract charge 1.90% Class B      $ 8.77           --               --        --        (6.50)%
      All contract charges                           --       34,132       $  306,088      0.31%
2010  Lowest contract charge 0.50% Class B       $ 9.97           --               --        --        11.27%
      Highest contract charge 1.90% Class B      $ 9.38           --               --        --         9.71%
      All contract charges                           --       37,420       $  357,290      0.81%
2009  Lowest contract charge 0.50% Class B       $ 8.96           --               --        --        32.03%
      Highest contract charge 1.90% Class B      $ 8.55           --               --        --        30.18%
      All contract charges                           --       39,080       $  338,925      1.73%
2008  Lowest contract charge 0.50% Class B       $ 6.79           --               --        --       (39.54)%
      Highest contract charge 1.90% Class B      $ 6.57           --               --        --       (40.38)%
      All contract charges                           --       36,597       $  242,910      0.62%
2007  Lowest contract charge 0.50% Class B       $11.23           --               --        --         3.22%
      Highest contract charge 1.90% Class B      $11.02           --               --        --         1.75%
      All contract charges                                    24,733       $  273,949      0.62%
EQ/EQUITY 500 INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.67           --               --        --         0.52%
      Highest contract charge 1.70% Class A (q)  $11.57           --               --        --         0.09%
      All contract charges                           --        1,156       $   13,434      1.45%
2010  Lowest contract charge 1.30% Class A (q)   $11.61           --               --        --        13.16%
      Highest contract charge 1.70% Class A (q)  $11.56           --               --        --        12.67%
      All contract charges                           --          501       $    5,807      1.43%
2009  Lowest contract charge 1.30% Class A (q)   $10.26           --               --        --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.26           --               --        --         0.10%
      All contract charges                           --            3       $       34      1.96%
EQ/EQUITY 500 INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $28.94           --               --        --         0.56%
      Highest contract charge 1.90% Class B      $24.37           --               --        --        (0.41)%
      All contract charges                           --       68,631       $1,153,634      1.45%
2010  Lowest contract charge 0.50% Class B       $31.06           --               --        --        13.81%
      Highest contract charge 1.90% Class B      $24.47           --               --        --        12.20%
      All contract charges                           --       73,975       $1,249,931      1.43%
2009  Lowest contract charge 0.50% Class B       $27.29           --               --        --        25.25%
      Highest contract charge 1.90% Class B      $21.81           --               --        --        23.48%
      All contract charges                           --       75,725       $1,151,603      1.96%
2008  Lowest contract charge 0.50% Class B       $21.79           --               --        --       (37.64)%
      Highest contract charge 1.90% Class B      $17.66           --               --        --       (38.51)%
      All contract charges                           --       71,841       $  912,729      1.72%
2007  Lowest contract charge 0.50% Class B       $34.94           --               --        --         4.42%
      Highest contract charge 1.90% Class B      $28.72           --               --        --         2.94%
      All contract charges                                    74,013       $1,576,822      1.31%
EQ/EQUITY GROWTH PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.07           --               --        --        (7.03)%
      Highest contract charge 1.90% Class B      $13.64           --               --        --        (7.96)%
      All contract charges                           --       81,896       $1,038,983      0.26%
2010  Lowest contract charge 0.50% Class B       $16.92           --               --        --        14.71%
      Highest contract charge 1.90% Class B      $14.82           --               --        --        13.04%
      All contract charges                           --       93,768       $1,288,091      0.28%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $14.75           --               --        --        27.15%
      Highest contract charge 1.90% Class B      $13.11           --               --        --        25.42%
      All contract charges                           --      108,738       $1,316,635      0.85%
2008  Lowest contract charge 0.50% Class B       $11.60           --               --        --       (40.57)%
      Highest contract charge 1.90% Class B      $10.45           --               --        --       (41.46)%
      All contract charges                           --      118,651       $1,143,520      0.95%
2007  Lowest contract charge 0.50% Class B       $19.52           --               --        --        13.49%
      Highest contract charge 1.90% Class B      $17.85           --               --        --        11.91%
      All contract charges                                   115,724       $1,909,092      0.18%
EQ/FRANKLIN CORE BALANCED
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.22           --               --        --        (0.97)%
      Highest contract charge 1.70% Class A (q)  $11.13           --               --        --        (1.33)%
      All contract charges                           --           93       $    1,047      3.36%
2010  Lowest contract charge 1.30% Class A (q)   $11.33           --               --        --        10.11%
      Highest contract charge 1.70% Class A (q)  $11.28           --               --        --         9.73%
      All contract charges                           --           62       $      703      2.96%
2009  Lowest contract charge 1.30% Class A (q)   $10.29           --               --        --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.28           --               --        --         0.19%
      All contract charges                           --           --               --      5.95%
EQ/FRANKLIN CORE BALANCED
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $10.07           --               --        --        (0.89)%
      Highest contract charge 1.80% Class B      $ 9.62           --               --        --        (1.74)%
      All contract charges                           --       53,542       $  523,704      3.36%
2010  Lowest contract charge 0.50% Class B       $10.36           --               --        --        10.68%
      Highest contract charge 1.90% Class B      $ 9.75           --               --        --         9.18%
      All contract charges                           --       54,951       $  545,194      2.96%
2009  Lowest contract charge 0.50% Class B       $ 9.36           --               --        --        29.97%
      Highest contract charge 1.90% Class B      $ 8.93           --               --        --        28.10%
      All contract charges                           --       65,970       $  596,850      5.95%
2008  Lowest contract charge 0.50% Class B       $ 7.20           --               --        --       (32.20)%
      Highest contract charge 1.90% Class B      $ 6.97           --               --        --       (33.11)%
      All contract charges                           --       60,463       $  425,663      6.36%
2007  Lowest contract charge 0.50% Class B       $10.62           --               --        --         1.53%
      Highest contract charge 1.90% Class B      $10.42           --               --        --         0.10%
      All contract charges                                    57,439       $  601,803      4.16%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.57           --               --        --        (5.37)%
      Highest contract charge 1.70% Class A (q)  $10.47           --               --        --        (5.85)%
      All contract charges                           --           89       $      940      1.78%
2010  Lowest contract charge 1.30% Class A (q)   $11.17           --               --        --         9.19%
      Highest contract charge 1.70% Class A (q)  $11.12           --               --        --         8.70%
      All contract charges                           --           40       $      455      1.99%
2009  Lowest contract charge 1.30% Class A (q)   $10.23           --               --        --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.23           --               --        --         0.29%
      All contract charges                           --           --       $        2      2.46%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B (e)   $ 7.78           --               --        --        (5.58)%
      Highest contract charge 1.90% Class B (e)  $ 7.51           --               --        --        (6.24)%
      All contract charges                           --      158,716       $1,214,424      1.78%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B (e)   $ 8.43           --               --        --         9.77%
      Highest contract charge 1.90% Class B (e)  $ 8.01           --               --        --         8.24%
      All contract charges                           --      169,484       $1,377,768      1.99%
2009  Lowest contract charge 0.50% Class B (e)   $ 7.68           --               --        --        27.78%
      Highest contract charge 1.90% Class B (e)  $ 7.40           --               --        --        26.04%
      All contract charges                           --      179,402       $1,341,290      2.46%
2008  Lowest contract charge 0.50% Class B (e)   $ 6.01           --               --        --       (37.20)%
      Highest contract charge 1.90% Class B (e)  $ 5.87           --               --        --       (38.08)%
      All contract charges                           --      168,583       $  996,068      5.08%
2007  Lowest contract charge 0.50% Class B (e)   $ 9.57           --               --        --        (4.30)%
      Highest contract charge 1.90% Class B (e)  $ 9.48           --               --        --        (5.20)%
      All contract charges                                    83,451       $  793,251      2.63%
EQ/GAMCO MERGERS & ACQUISITIONS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.08           --               --        --         0.27%
      Highest contract charge 1.70% Class A (q)  $10.98           --               --        --        (0.09)%
      All contract charges                           --          360       $    3,979      0.19%
2010  Lowest contract charge 1.30% Class A (q)   $11.05           --               --        --         8.55%
      Highest contract charge 1.70% Class A (q)  $10.99           --               --        --         7.96%
      All contract charges                           --          163       $    1,798        --
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.69%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.69%
      All contract charges                           --           --               --        --
EQ/GAMCO MERGERS & ACQUISITIONS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.89           --               --        --         0.39%
      Highest contract charge 1.90% Class B      $12.09           --               --        --        (0.58)%
      All contract charges                           --       16,273       $  201,854      0.19%
2010  Lowest contract charge 0.50% Class B       $13.17           --               --        --         9.02%
      Highest contract charge 1.90% Class B      $12.16           --               --        --         7.61%
      All contract charges                           --       14,455       $  179,603        --
2009  Lowest contract charge 0.50% Class B       $12.08           --               --        --        16.01%
      Highest contract charge 1.90% Class B      $11.30           --               --        --        14.41%
      All contract charges                           --       11,998       $  137,992        --
2008  Lowest contract charge 0.50% Class B       $10.41           --               --        --       (14.25)%
      Highest contract charge 1.90% Class B      $ 9.88           --               --        --       (15.48)%
      All contract charges                           --       11,081       $  111,017      0.50%
2007  Lowest contract charge 0.50% Class B       $12.14           --               --        --         2.97%
      Highest contract charge 1.90% Class B      $11.69           --               --        --         1.48%
      All contract charges                                    11,173       $  131,859      0.78%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.23           --               --        --        (5.45)%
      Highest contract charge 1.70% Class A (q)  $13.15           --               --        --        (4.92)%
      All contract charges                           --        2,853       $   37,738      0.08%
2010  Lowest contract charge 1.30% Class A (q)   $13.89           --               --        --        31.16%
      Highest contract charge 1.70% Class A (q)  $13.83           --               --        --        30.72%
      All contract charges                           --        1,235       $   17,130      0.37%
2009  Lowest contract charge 1.30% Class A (q)   $10.59           --               --        --         1.53%
      Highest contract charge 1.70% Class A (q)  $10.58           --               --        --         1.44%
      All contract charges                           --            2       $       23      0.44%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $36.53           --               --        --        (4.65)%
      Highest contract charge 1.90% Class B      $30.93           --               --        --        (5.33)%
      All contract charges                           --       21,292       $  777,514      0.08%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $44.89           --              --         --        31.99%
      Highest contract charge 1.90% Class B      $32.67           --              --         --        30.11%
      All contract charges                           --       22,302        $855,090       0.37%
2009  Lowest contract charge 0.50% Class B       $34.01           --              --         --        40.72%
      Highest contract charge 1.90% Class B      $25.11           --              --         --        38.78%
      All contract charges                           --       21,145        $619,879       0.44%
2008  Lowest contract charge 0.50% Class B       $24.17           --              --         --       (30.98)%
      Highest contract charge 1.90% Class B      $18.09           --              --         --       (31.99)%
      All contract charges                           --       18,794        $392,717       0.61%
2007  Lowest contract charge 0.50% Class B       $35.02           --              --         --         8.72%
      Highest contract charge 1.90% Class B      $26.60           --              --         --         7.21%
      All contract charges                                    15,674        $470,454       0.52%
EQ/GLOBAL BOND PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.70           --              --         --         3.28%
      Highest contract charge 1.70% Class A (q)  $10.61           --              --         --         2.91%
      All contract charges                           --          350        $  3,728       3.36%
2010  Lowest contract charge 1.30% Class A (q)   $10.36           --              --         --         5.18%
      Highest contract charge 1.70% Class A (q)  $10.31           --              --         --         4.67%
      All contract charges                           --          140        $  1,442       2.92%
2009  Lowest contract charge 1.30% Class A (q)   $ 9.85           --              --         --        (1.70)%
      Highest contract charge 1.70% Class A (q)  $ 9.85           --              --         --        (1.70)%
      All contract charges                           --            2        $     15       0.80%
EQ/GLOBAL BOND PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.55           --              --         --         3.38%
      Highest contract charge 1.90% Class B      $11.82           --              --         --         2.43%
      All contract charges                           --       41,863        $508,159       3.36%
2010  Lowest contract charge 0.50% Class B       $12.43           --              --         --         5.79%
      Highest contract charge 1.90% Class B      $11.54           --              --         --         4.25%
      All contract charges                           --       40,077        $473,013       2.92%
2009  Lowest contract charge 0.50% Class B       $11.75           --              --         --         1.49%
      Highest contract charge 1.90% Class B      $11.07           --              --         --         0.07%
      All contract charges                           --       36,747        $414,061       0.80%
2008  Lowest contract charge 0.50% Class B       $11.58           --              --         --         5.95%
      Highest contract charge 1.90% Class B      $11.06           --              --         --         4.44%
      All contract charges                           --       36,828        $413,319      19.53%
2007  Lowest contract charge 0.50% Class B       $10.93           --              --         --         8.76%
      Highest contract charge 1.90% Class B      $10.59           --              --         --         7.19%
      All contract charges                                    18,195        $194,602       3.41%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 9.72           --              --         --       (13.21)%
      Highest contract charge 1.70% Class A (q)  $ 9.64           --              --         --       (13.54)%
      All contract charges                           --          304        $  2,952       1.70%
2010  Lowest contract charge 1.30% Class A (q)   $11.20           --              --         --        10.24%
      Highest contract charge 1.70% Class A (q)  $11.15           --              --         --         9.74%
      All contract charges                           --          174        $  1,953       1.10%
2009  Lowest contract charge 1.30% Class A (q)   $10.16           --              --         --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $10.16           --              --         --         0.00%
      All contract charges                           --            2        $     29       1.33%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $16.58           --              --         --       (13.15)%
      Highest contract charge 1.90% Class B      $14.44           --              --         --       (13.95)%
      All contract charges                           --       46,594        $856,342       1.70%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $20.28           --               --        --        10.88%
      Highest contract charge 1.90% Class B      $16.78           --               --        --         9.32%
      All contract charges                           --       53,486       $1,134,438      1.10%
2009  Lowest contract charge 0.50% Class B       $18.29           --               --        --        49.30%
      Highest contract charge 1.90% Class B      $15.35           --               --        --        47.16%
      All contract charges                           --       58,787       $1,130,770      1.33%
2008  Lowest contract charge 0.50% Class B       $12.25           --               --        --       (57.55)%
      Highest contract charge 1.90% Class B      $10.43           --               --        --       (58.15)%
      All contract charges                           --       53,574       $  696,118      0.15%
2007  Lowest contract charge 0.50% Class B       $28.86           --               --        --        41.26%
      Highest contract charge 1.90% Class B      $24.92           --               --        --        39.30%
      All contract charges                                    53,185       $1,627,247        --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $22.86           --               --        --         4.34%
      Highest contract charge 1.90% Class B      $18.71           --               --        --         3.26%
      All contract charges                           --       33,208       $  447,386      0.43%
2010  Lowest contract charge 0.50% Class B       $23.97           --               --        --         3.72%
      Highest contract charge 1.90% Class B      $18.12           --               --        --         2.26%
      All contract charges                           --       28,642       $  391,601      1.22%
2009  Lowest contract charge 0.50% Class B       $23.11           --               --        --        (2.76)%
      Highest contract charge 1.90% Class B      $17.72           --               --        --        (4.11)%
      All contract charges                           --       26,434       $  369,725      1.00%
2008  Lowest contract charge 0.50% Class B       $23.77           --               --        --         3.08%
      Highest contract charge 1.90% Class B      $18.48           --               --        --         1.59%
      All contract charges                           --       26,853       $  401,655      3.71%
2007  Lowest contract charge 0.50% Class B       $23.06           --               --        --         6.32%
      Highest contract charge 1.90% Class B      $18.19           --               --        --         4.84%
      All contract charges                                    18,561       $  296,887      4.29%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 8.95           --               --        --       (17.74)%
      Highest contract charge 1.70% Class A (q)  $ 8.87           --               --        --       (18.10)%
      All contract charges                           --          267       $    2,376      2.70%
2010  Lowest contract charge 1.30% Class A (q)   $10.88           --               --        --         8.04%
      Highest contract charge 1.70% Class A (q)  $10.83           --               --        --         7.55%
      All contract charges                           --          189       $    2,052      1.80%
2009  Lowest contract charge 1.30% Class A (q)   $10.07           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.07           --               --        --        (0.10)%
      All contract charges                           --           --               --      3.14%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.14           --               --        --       (17.73)%
      Highest contract charge 1.90% Class B      $ 9.86           --               --        --       (18.51)%
      All contract charges                           --       52,811       $  606,445      2.70%
2010  Lowest contract charge 0.50% Class B       $14.28           --               --        --         8.68%
      Highest contract charge 1.90% Class B      $12.10           --               --        --         7.17%
      All contract charges                           --       56,037       $  784,792      1.80%
2009  Lowest contract charge 0.50% Class B       $13.14           --               --        --        34.62%
      Highest contract charge 1.90% Class B      $11.29           --               --        --        32.72%
      All contract charges                           --       59,216       $  769,256      3.14%
2008  Lowest contract charge 0.50% Class B       $ 9.76           --               --        --       (45.11)%
      Highest contract charge 1.90% Class B      $ 8.51           --               --        --       (45.90)%
      All contract charges                           --       57,050       $  554,312      1.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------------------------
                                                     UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                     VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                     ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B           $17.78           --               --        --        14.64%
      Highest contract charge 1.90% Class B          $15.73           --               --        --        13.08%
      All contract charges                                        57,566       $1,024,304      0.39%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)       $ 8.57           --               --        --       (15.48)%
      Highest contract charge 1.70% Class A (q)      $ 8.97           --               --        --       (13.42)%
      All contract charges                               --          184       $    1,657      2.76%
2010  Lowest contract charge 1.30% Class A (q)       $10.41           --               --        --         4.10%
      Highest contract charge 1.70% Class A (q)      $10.36           --               --        --         3.70%
      All contract charges                               --          102       $    1,062      2.24%
2009  Lowest contract charge 1.30% Class A (q)       $10.00           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)      $ 9.99           --               --        --        (0.20)%
      All contract charges                               --           --               --      2.38%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B           $11.91           --               --        --       (13.00)%
      Highest contract charge 1.90% Class B          $10.13           --               --        --       (13.86)%
      All contract charges                               --       48,085       $  522,268      2.76%
2010  Lowest contract charge 0.50% Class B           $14.70           --               --        --         4.63%
      Highest contract charge 1.90% Class B          $11.76           --               --        --         3.16%
      All contract charges                               --       52,855       $  663,562      2.24%
2009  Lowest contract charge 0.50% Class B           $14.05           --               --        --        26.42%
      Highest contract charge 1.90% Class B          $11.40           --               --        --        24.68%
      All contract charges                               --       58,111       $  703,686      2.38%
2008  Lowest contract charge 0.50% Class B           $11.11           --               --        --       (50.95)%
      Highest contract charge 1.90% Class B          $ 9.14           --               --        --       (51.67)%
      All contract charges                               --       62,852       $  607,988      2.73%
2007  Lowest contract charge 0.50% Class B           $22.65           --               --        --        11.14%
      Highest contract charge 1.90% Class B          $18.91           --               --        --         9.62%
      All contract charges                                        64,446       $1,284,350      1.43%
EQ/INTERNATIONAL ETF
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q) (s)   $ 9.14           --               --        --       (14.02)%
      Highest contract charge 1.70% Class A (q) (s)  $ 9.06           --               --        --       (14.37)%
      All contract charges                               --          251       $    2,293      2.55%
2010  Lowest contract charge 1.30% Class A (q) (s)   $10.63           --               --        --         6.30%
      Highest contract charge 1.70% Class A (q) (s)  $10.58           --               --        --         5.91%
      All contract charges                               --          125       $    1,330      2.43%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)       $ 8.64           --               --        --       (17.00)%
      Highest contract charge 1.70% Class A (q)      $ 8.57           --               --        --       (17.36)%
      All contract charges                               --          354       $    3,054      1.92%
2010  Lowest contract charge 1.30% Class A (q)       $10.41           --               --        --         4.94%
      Highest contract charge 1.70% Class A (q)      $10.37           --               --        --         4.54%
      All contract charges                               --          291       $    3,029      0.76%
2009  Lowest contract charge 1.30% Class A (q)       $ 9.92           --               --        --        (0.40)%
      Highest contract charge 1.70% Class A (q)      $ 9.92           --               --        --        (0.30)%
      All contract charges                               --            1       $        8      2.07%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B           $16.52           --               --        --       (16.94)%
      Highest contract charge 1.90% Class B          $14.34           --               --        --       (17.78)%
      All contract charges                               --       41,044       $  550,880      1.92%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $21.16           --               --        --         5.54%
      Highest contract charge 1.90% Class B      $17.44           --               --        --         4.06%
      All contract charges                           --       45,360       $  737,614      0.76%
2009  Lowest contract charge 0.50% Class B       $20.05           --               --        --        29.61%
      Highest contract charge 1.90% Class B      $16.76           --               --        --        27.81%
      All contract charges                           --       47,668       $  743,266      2.07%
2008  Lowest contract charge 0.50% Class B       $15.47           --               --        --       (43.29)%
      Highest contract charge 1.90% Class B      $13.11           --               --        --       (44.09)%
      All contract charges                           --       48,585       $  592,816      2.19%
2007  Lowest contract charge 0.50% Class B       $27.28           --               --        --         9.65%
      Highest contract charge 1.90% Class B      $23.45           --               --        --         8.06%
      All contract charges                                    52,311       $1,144,877      1.85%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.85           --               --        --        (8.46)%
      Highest contract charge 1.70% Class A (q)  $10.60           --               --        --        (6.61)%
      All contract charges                           --          266       $    2,845      1.03%
2010  Lowest contract charge 1.30% Class A (q)   $11.41           --               --        --        11.21%
      Highest contract charge 1.70% Class A (q)  $11.35           --               --        --        10.62%
      All contract charges                           --          163       $    1,852      1.32%
2009  Lowest contract charge 1.30% Class A (q)   $10.26           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.26           --               --        --         0.10%
      All contract charges                           --           --               --      1.48%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $13.35           --               --        --        (6.12)%
      Highest contract charge 1.90% Class B      $11.59           --               --        --        (7.06)%
      All contract charges                           --       19,801       $  238,926      1.03%
2010  Lowest contract charge 0.50% Class B       $15.13           --               --        --        11.74%
      Highest contract charge 1.90% Class B      $12.47           --               --        --        10.26%
      All contract charges                           --       21,596       $  279,401      1.32%
2009  Lowest contract charge 0.50% Class B       $13.54           --               --        --        31.69%
      Highest contract charge 1.90% Class B      $11.31           --               --        --        29.73%
      All contract charges                           --       22,028       $  258,292      1.48%
2008  Lowest contract charge 0.50% Class B       $10.28           --               --        --       (40.09)%
      Highest contract charge 1.90% Class B      $ 8.72           --               --        --       (40.88)%
      All contract charges                           --       23,322       $  210,531      1.78%
2007  Lowest contract charge 0.50% Class B       $17.16           --               --        --        (1.72)%
      Highest contract charge 1.90% Class B      $14.75           --               --        --        (3.09)%
      All contract charges                                    27,538       $  419,788      1.32%
EQ/LARGE CAP CORE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.37           --               --        --        (5.16)%
      Highest contract charge 1.90% Class B      $ 8.27           --               --        --        (6.02)%
      All contract charges                           --       14,134       $  134,375      1.03%
2010  Lowest contract charge 0.50% Class B       $10.43           --               --        --        13.62%
      Highest contract charge 1.90% Class B      $ 8.80           --               --        --        11.96%
      All contract charges                           --       15,828       $  158,846      1.00%
2009  Lowest contract charge 0.50% Class B       $ 9.18           --               --        --        25.95%
      Highest contract charge 1.90% Class B      $ 7.86           --               --        --        24.11%
      All contract charges                           --       17,342       $  153,764      4.38%
2008  Lowest contract charge 0.50% Class B       $ 7.29           --               --        --       (37.75)%
      Highest contract charge 1.90% Class B      $ 6.33           --               --        --       (38.60)%
      All contract charges                           --       18,391       $  129,337      0.34%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $11.71           --              --         --         3.35%
      Highest contract charge 1.90% Class B      $10.31           --              --         --         1.88%
      All contract charges                                    21,585        $243,826       1.14%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.07           --              --         --         1.26%
      Highest contract charge 1.70% Class A (q)  $11.97           --              --         --         0.93%
      All contract charges                           --          320        $  3,850       0.88%
2010  Lowest contract charge 1.30% Class A (q)   $11.92           --              --         --        14.73%
      Highest contract charge 1.70% Class A (q)  $11.86           --              --         --        14.26%
      All contract charges                           --          155        $  1,848       0.97%
2009  Lowest contract charge 1.30% Class A (q)   $10.39           --              --         --         0.97%
      Highest contract charge 1.70% Class A (q)  $10.38           --              --         --         0.97%
      All contract charges                           --           --              --       2.14%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 8.07           --              --         --         1.38%
      Highest contract charge 1.90% Class B      $ 7.15           --              --         --         0.42%
      All contract charges                           --       34,122        $322,327       0.88%
2010  Lowest contract charge 0.50% Class B       $ 8.40           --              --         --        15.38%
      Highest contract charge 1.90% Class B      $ 7.12           --              --         --        13.74%
      All contract charges                           --       36,002        $332,558       0.97%
2009  Lowest contract charge 0.50% Class B       $ 7.28           --              --         --        35.53%
      Highest contract charge 1.90% Class B      $ 6.26           --              --         --        33.67%
      All contract charges                           --       39,652        $317,224       2.14%
2008  Lowest contract charge 0.50% Class B       $ 5.37           --              --         --       (36.60)%
      Highest contract charge 1.90% Class B      $ 4.68           --              --         --       (37.52)%
      All contract charges                           --       41,922        $248,887       0.14%
2007  Lowest contract charge 0.50% Class B       $ 8.47           --              --         --        13.39%
      Highest contract charge 1.90% Class B      $ 7.49           --              --         --        11.79%
      All contract charges                                    45,255        $411,124         --
EQ/LARGE CAP GROWTH PLUS (Y)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.07           --              --         --        (4.57)%
      Highest contract charge 1.70% Class A (q)  $10.98           --              --         --        (4.94)%
      All contract charges                           --          170        $  1,871       0.50%
2010  Lowest contract charge 1.30% Class A (q)   $11.60           --              --         --        12.84%
      Highest contract charge 1.70% Class A (q)  $11.55           --              --         --        12.46%
      All contract charges                           --           79        $    909       0.38%
2009  Lowest contract charge 1.30% Class A (q)   $10.28           --              --         --         0.69%
      Highest contract charge 1.70% Class A (q)  $10.27           --              --         --         0.59%
      All contract charges                           --           --              --       1.31%
EQ/LARGE CAP GROWTH PLUS (Y)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.89           --              --         --        (4.56)%
      Highest contract charge 1.90% Class B      $13.79           --              --         --        (5.48)%
      All contract charges                           --       37,076        $505,607       0.50%
2010  Lowest contract charge 0.50% Class B       $17.71           --              --         --        13.89%
      Highest contract charge 1.90% Class B      $14.59           --              --         --        12.23%
      All contract charges                           --       17,859        $261,108       0.38%
2009  Lowest contract charge 0.50% Class B       $15.55           --              --         --        34.19%
      Highest contract charge 1.90% Class B      $13.00           --              --         --        32.35%
      All contract charges                           --       19,454        $252,641       1.31%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $11.59           --               --        --       (38.55)%
      Highest contract charge 1.90% Class B      $ 9.82           --               --        --       (39.42)%
      All contract charges                           --       19,719       $  193,193      0.11%
2007  Lowest contract charge 0.50% Class B       $18.86           --               --        --        15.07%
      Highest contract charge 1.90% Class B      $16.21           --               --        --        13.36%
      All contract charges                                    22,503       $  363,276      0.41%
EQ/LARGE CAP VALUE INDEX (Z)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.46           --               --        --        (1.38)%
      Highest contract charge 1.70% Class A (q)  $11.36           --               --        --        (1.73)%
      All contract charges                           --          155       $    1,774      1.77%
2010  Lowest contract charge 1.30% Class A (q)   $11.62           --               --        --        13.48%
      Highest contract charge 1.70% Class A (q)  $11.56           --               --        --        12.89%
      All contract charges                           --           82       $      948      1.54%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $10.24           --               --        --         0.00%
      All contract charges                           --           --               --      9.15%
EQ/LARGE CAP VALUE INDEX (Z)
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B       $ 5.86           --               --        --        (1.51)%
      Highest contract charge 1.80% Class B      $ 5.65           --               --        --        (2.08)%
      All contract charges                           --       43,857       $  252,597      1.77%
2010  Lowest contract charge 0.50% Class B       $ 6.18           --               --        --        14.02%
      Highest contract charge 1.90% Class B      $ 5.74           --               --        --        12.55%
      All contract charges                           --       20,149       $  118,119      1.54%
2009  Lowest contract charge 0.50% Class B       $ 5.42           --               --        --        18.55%
      Highest contract charge 1.90% Class B      $ 5.10           --               --        --        17.01%
      All contract charges                           --       19,764       $  102,573      9.15%
2008  Lowest contract charge 0.50% Class B       $ 4.57           --               --        --       (56.93)%
      Highest contract charge 1.90% Class B      $ 4.36           --               --        --       (57.59)%
      All contract charges                           --       16,998       $   75,141      1.37%
2007  Lowest contract charge 0.50% Class B       $10.61                                                (6.35)%
      Highest contract charge 1.90% Class B      $10.28                                                (7.72)%
      All contract charges                                    17,409       $  180,500        --
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.72           --               --        --        (6.05)%
      Highest contract charge 1.70% Class A (q)  $10.63           --               --        --        (6.43)%
      All contract charges                           --          117       $    1,254      1.10%
2010  Lowest contract charge 1.30% Class A (q)   $11.41           --               --        --        11.43%
      Highest contract charge 1.70% Class A (q)  $11.36           --               --        --        11.05%
      All contract charges                           --          102       $    1,161      1.13%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.23           --               --        --        (0.10)%
      All contract charges                           --           --               --      2.14%
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.37           --               --        --        (5.93)%
      Highest contract charge 1.90% Class B      $10.81           --               --        --        (6.81)%
      All contract charges                           --       91,140       $  971,826      1.10%
2010  Lowest contract charge 0.50% Class B       $13.95           --               --        --        12.14%
      Highest contract charge 1.90% Class B      $11.60           --               --        --        10.48%
      All contract charges                           --      102,373       $1,167,606      1.13%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $12.44           --               --        --        19.87%
      Highest contract charge 1.90% Class B      $10.50           --               --        --        18.20%
      All contract charges                           --      114,911       $1,181,003      2.14%
2008  Lowest contract charge 0.50% Class B       $10.38           --               --        --       (43.62)%
      Highest contract charge 1.90% Class B      $ 8.88           --               --        --       (44.43)%
      All contract charges                           --      128,632       $1,114,977      2.84%
2007  Lowest contract charge 0.50% Class B       $18.41           --               --        --        (5.05)%
      Highest contract charge 1.90% Class B      $15.98           --               --        --        (6.39)%
      All contract charges                                   150,945       $2,349,958      1.61%
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $11.08           --               --        --        (9.62)%
      Highest contract charge 1.90% Class B      $10.57           --               --        --       (10.20)%
      All contract charges                           --       16,183       $  176,266      0.69%
2010  Lowest contract charge 0.50% Class B       $12.76           --               --        --        13.42%
      Highest contract charge 1.90% Class B      $11.77           --               --        --        11.78%
      All contract charges                           --       15,873       $  191,761      0.39%
2009  Lowest contract charge 0.50% Class B       $11.25           --               --        --        24.86%
      Highest contract charge 1.90% Class B      $10.53           --               --        --        23.16%
      All contract charges                           --       14,412       $  154,971      0.68%
2008  Lowest contract charge 0.50% Class B       $ 9.01           --               --        --       (31.27)%
      Highest contract charge 1.90% Class B      $ 8.55           --               --        --       (32.30)%
      All contract charges                           --        9,794       $   85,138      1.16%
2007  Lowest contract charge 0.50% Class B       $13.11           --               --        --        10.08%
      Highest contract charge 1.90% Class B      $12.63           --               --        --         8.60%
      All contract charges                                     6,105       $   78,014      0.80%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.23           --               --        --       (11.66)%
      Highest contract charge 1.70% Class A (q)  $10.14           --               --        --       (12.06)%
      All contract charges                           --          334       $    3,412      0.64%
2010  Lowest contract charge 1.30% Class A (q)   $11.58           --               --        --        13.75%
      Highest contract charge 1.70% Class A (q)  $11.53           --               --        --        13.26%
      All contract charges                           --          126       $    1,453      0.98%
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.30%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.39%
      All contract charges                           --           --       $        3      1.27%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $13.15           --               --        --       (11.74)%
      Highest contract charge 1.90% Class B      $12.54           --               --        --       (12.43)%
      All contract charges                           --       30,869       $  328,558      0.64%
2010  Lowest contract charge 0.50% Class B       $15.51           --               --        --        14.38%
      Highest contract charge 1.90% Class B      $14.32           --               --        --        12.76%
      All contract charges                           --       30,667       $  376,915      0.98%
2009  Lowest contract charge 0.50% Class B       $13.56           --               --        --        36.59%
      Highest contract charge 1.90% Class B      $12.70           --               --        --        34.63%
      All contract charges                           --       25,119       $  272,003      1.27%
2008  Lowest contract charge 0.50% Class B       $ 9.93           --               --        --       (40.61)%
      Highest contract charge 1.90% Class B      $ 9.43           --               --        --       (41.43)%
      All contract charges                           --       20,631       $  168,007      0.99%
2007  Lowest contract charge 0.50% Class B       $16.72           --               --        --        15.63%
      Highest contract charge 1.90% Class B      $16.10           --               --        --        14.02%
      All contract charges                                    16,401       $  237,725      0.72%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
EQ/MID CAP INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.63           --               --        --        (3.37)%
      Highest contract charge 1.70% Class A (q)  $12.52           --               --        --        (3.77)%
      All contract charges                           --          302       $    3,804      0.61%
2010  Lowest contract charge 1.30% Class A (q)   $13.07           --               --        --        24.36%
      Highest contract charge 1.70% Class A (q)  $13.01           --               --        --        23.90%
      All contract charges                           --          185       $    2,418      0.74%
2009  Lowest contract charge 1.30% Class A (q)   $10.51           --               --        --         1.45%
      Highest contract charge 1.70% Class A (q)  $10.50           --               --        --         1.45%
      All contract charges                           --           --               --      1.09%
EQ/MID CAP INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.52           --               --        --        (3.36)%
      Highest contract charge 1.90% Class B      $10.33           --               --        --        (4.26)%
      All contract charges                           --       53,373       $  632,975      0.61%
2010  Lowest contract charge 0.50% Class B       $12.49           --               --        --        25.03%
      Highest contract charge 1.90% Class B      $10.79           --               --        --        23.31%
      All contract charges                           --       59,447       $  732,139      0.74%
2009  Lowest contract charge 0.50% Class B       $ 9.99           --               --        --        35.67%
      Highest contract charge 1.90% Class B      $ 8.75           --               --        --        33.76%
      All contract charges                           --       65,727       $  652,650      1.09%
2008  Lowest contract charge 0.50% Class B       $ 7.36           --               --        --       (49.55)%
      Highest contract charge 1.90% Class B      $ 6.54           --               --        --       (50.27)%
      All contract charges                           --       67,946       $  500,886      0.89%
2007  Lowest contract charge 0.50% Class B       $14.59           --               --        --         7.44%
      Highest contract charge 1.90% Class B      $13.15           --               --        --         5.96%
      All contract charges                                    70,501       $1,035,525        --
EQ/MID CAP VALUE PLUS (F) (G) (H)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.40           --               --        --       (10.31)%
      Highest contract charge 1.70% Class A (q)  $11.30           --               --        --       (10.67)%
      All contract charges                           --           55       $      627      0.84%
2010  Lowest contract charge 1.30% Class A (q)   $12.71           --               --        --        20.93%
      Highest contract charge 1.70% Class A (q)  $12.65           --               --        --        20.48%
      All contract charges                           --           25       $      321      0.98%
2009  Lowest contract charge 1.30% Class A (q)   $10.51           --               --        --         1.06%
      Highest contract charge 1.70% Class A (q)  $10.50           --               --        --         1.06%
      All contract charges                           --           --               --      1.69%
EQ/MID CAP VALUE PLUS (F) (G) (H)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.59           --               --        --       (10.30)%
      Highest contract charge 1.90% Class B      $13.54           --               --        --       (11.15)%
      All contract charges                           --       66,819       $  899,832      0.84%
2010  Lowest contract charge 0.50% Class B       $18.49           --               --        --        21.81%
      Highest contract charge 1.90% Class B      $15.24           --               --        --        20.19%
      All contract charges                           --       75,286       $1,136,423      0.98%
2009  Lowest contract charge 0.50% Class B       $15.18           --               --        --        35.14%
      Highest contract charge 1.90% Class B      $12.68           --               --        --        33.22%
      All contract charges                           --       88,122       $1,102,630      1.69%
2008  Lowest contract charge 0.50% Class B       $11.23           --               --        --       (39.85)%
      Highest contract charge 1.90% Class B      $ 9.52           --               --        --       (40.69)%
      All contract charges                           --       41,940       $  400,022      1.38%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $18.67           --               --        --        (2.10)%
      Highest contract charge 1.90% Class B      $16.05           --               --        --        (3.49)%
      All contract charges                                    50,595       $  811,824      0.97%
EQ/MONEY MARKET
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.93           --               --        --        (0.60)%
      Highest contract charge 1.70% Class A (q)  $ 9.65           --               --        --        (1.73)%
      All contract charges                           --        4,907       $   47,537      0.01%
2010  Lowest contract charge 1.30% Class A (q)   $ 9.87           --               --        --        (1.20)%
      Highest contract charge 1.70% Class A (q)  $ 9.82           --               --        --        (1.60)%
      All contract charges                           --        2,179       $   21,441        --
2009  Lowest contract charge 1.30% Class A (q)   $ 9.99           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $ 9.98           --               --        --        (0.10)%
      All contract charges                           --           22       $      215        --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.90%*
2011  Lowest contract charge 0.00% Class B       $44.43           --               --        --         0.00%
      Highest contract charge 1.90% Class B      $24.78           --               --        --        (1.86)%
      All contract charges                           --       85,545       $  655,858      0.01%
2010  Lowest contract charge 0.00% Class B       $44.43           --               --        --         0.00%
      Highest contract charge 1.90% Class B      $25.25           --               --        --        (1.90)%
      All contract charges                           --       65,197       $  653,462        --
2009  Lowest contract charge 0.00% Class B       $44.43           --               --        --        (0.01)%
      Highest contract charge 1.90% Class B      $25.74           --               --        --        (1.90)%
      All contract charges                           --       60,968       $  941,402        --
2008  Lowest contract charge 0.00% Class B       $44.43           --               --        --         2.11%
      Highest contract charge 1.90% Class B      $26.24           --               --        --         0.15%
      All contract charges                           --       90,924       $1,493,712      1.93%
2007  Lowest contract charge 0.00% Class B       $43.51           --               --        --         4.72%
      Highest contract charge 1.90% Class B      $26.20           --               --        --         2.70%
      All contract charges                                    45,468       $  851,459      4.59%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.20           --               --        --        (1.82)%
      Highest contract charge 1.70% Class A (q)  $11.10           --               --        --         1.37%
      All contract charges                           --          665       $    7,428      0.52%
2010  Lowest contract charge 1.30% Class A (q)   $11.00           --               --        --         7.00%
      Highest contract charge 1.70% Class A (q)  $10.95           --               --        --         6.62%
      All contract charges                           --          458       $    5,029      0.56%
2009  Lowest contract charge 1.30% Class A (q)   $10.28           --               --        --         0.98%
      Highest contract charge 1.70% Class A (q)  $10.27           --               --        --         0.98%
      All contract charges                           --            1       $        6      0.38%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $ 5.48           --               --        --         1.67%
      Highest contract charge 1.90% Class B      $ 4.99           --               --        --         0.81%
      All contract charges                           --       34,861       $  153,640      0.52%
2010  Lowest contract charge 0.50% Class B       $ 5.87           --               --        --         7.71%
      Highest contract charge 1.90% Class B      $ 4.95           --               --        --         6.22%
      All contract charges                           --       38,121       $  169,152      0.56%
2009  Lowest contract charge 0.50% Class B       $ 5.45           --               --        --        29.18%
      Highest contract charge 1.90% Class B      $ 4.66           --               --        --        27.29%
      All contract charges                           --       41,296       $  172,778      0.38%
2008  Lowest contract charge 0.50% Class B       $ 4.22           --               --        --       (33.23)%
      Highest contract charge 1.90% Class B      $ 3.66           --               --        --       (34.17)%
      All contract charges                           --       43,561       $  143,894      0.26%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $ 6.32           --              --         --        20.15%
      Highest contract charge 1.90% Class B      $ 5.56           --              --         --        18.55%
      All contract charges                                    18,657        $100,498       0.37%
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.61           --              --         --       (11.35)%
      Highest contract charge 1.70% Class A (q)  $12.10           --              --         --        (9.02)%
      All contract charges                           --        1,182        $ 14,382       0.25%
2010  Lowest contract charge 1.30% Class A (q)   $13.36           --              --         --        30.85%
      Highest contract charge 1.70% Class A (q)  $13.30           --              --         --        30.39%
      All contract charges                           --          456        $  6,078       0.12%
2009  Lowest contract charge 1.30% Class A (q)   $10.21           --              --         --         0.79%
      Highest contract charge 1.70% Class A (q)  $10.20           --              --         --         0.69%
      All contract charges                           --            3        $     23         --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.83           --              --         --        (8.60)%
      Highest contract charge 1.90% Class B      $14.85           --              --         --        (9.45)%
      All contract charges                           --       36,425        $556,589       0.25%
2010  Lowest contract charge 0.50% Class B       $17.77           --              --         --        31.63%
      Highest contract charge 1.90% Class B      $16.40           --              --         --        29.85%
      All contract charges                           --       36,207        $608,343       0.12%
2009  Lowest contract charge 0.50% Class B       $13.50           --              --         --        56.21%
      Highest contract charge 1.90% Class B      $12.63           --              --         --        54.06%
      All contract charges                           --       31,529        $406,393         --
2008  Lowest contract charge 0.50% Class B       $ 8.64           --              --         --       (47.57)%
      Highest contract charge 1.90% Class B      $ 8.20           --              --         --       (48.33)%
      All contract charges                           --       25,257        $210,339         --
2007  Lowest contract charge 0.50% Class B       $16.48           --              --         --        21.80%
      Highest contract charge 1.90% Class B      $15.87           --              --         --        20.14%
      All contract charges                                    19,555        $313,835       0.33%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.72           --              --         --        (5.47)%
      Highest contract charge 1.70% Class A (q)  $10.63           --              --         --        (5.85)%
      All contract charges                           --           77        $    816       0.90%
2010  Lowest contract charge 1.30% Class A (q)   $11.34           --              --         --        10.74%
      Highest contract charge 1.70% Class A (q)  $11.29           --              --         --        10.25%
      All contract charges                           --           47        $    529       1.81%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --              --         --         0.49%
      Highest contract charge 1.70% Class A (q)  $10.24           --              --         --         0.49%
      All contract charges                           --           --              --       0.18%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $ 8.61           --              --         --        (5.38)%
      Highest contract charge 1.80% Class B      $ 8.22           --              --         --        (6.16)%
      All contract charges                           --       23,086        $192,936       0.90%
2010  Lowest contract charge 0.50% Class B       $ 9.28           --              --         --        11.40%
      Highest contract charge 1.90% Class B      $ 8.73           --              --         --         9.81%
      All contract charges                           --       25,932        $230,267       1.81%
2009  Lowest contract charge 0.50% Class B       $ 8.33           --              --         --        24.48%
      Highest contract charge 1.90% Class B      $ 7.95           --              --         --        22.81%
      All contract charges                           --       29,595        $238,330       0.18%
2008  Lowest contract charge 0.50% Class B       $ 6.69           --              --         --       (38.40)%
      Highest contract charge 1.90% Class B      $ 6.47           --              --         --       (39.31)%
      All contract charges                           --       31,398        $205,168       3.61%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $10.86           --               --        --         1.12%
      Highest contract charge 1.90% Class B      $10.66           --               --        --        (0.28)%
      All contract charges                                    32,835       $  351,879        --
EQ/OPPENHEIMER GLOBAL
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.49           --               --        --        (9.65)%
      Highest contract charge 1.70% Class A (q)  $10.40           --               --        --        (9.96)%
      All contract charges                           --          718       $    7,507      0.78%
2010  Lowest contract charge 1.30% Class A (q)   $11.61           --               --        --        14.05%
      Highest contract charge 1.70% Class A (q)  $11.55           --               --        --        13.46%
      All contract charges                           --          264       $    3,054      0.65%
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.00%
      All contract charges                           --            1       $        7      0.66%
EQ/OPPENHEIMER GLOBAL
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.68           --               --        --        (9.45)%
      Highest contract charge 1.90% Class B      $ 9.20           --               --        --       (10.33)%
      All contract charges                           --       29,008       $  272,754      0.78%
2010  Lowest contract charge 0.50% Class B       $10.90           --               --        --        14.62%
      Highest contract charge 1.90% Class B      $10.26           --               --        --        13.00%
      All contract charges                           --       23,163       $  241,951      0.65%
2009  Lowest contract charge 0.50% Class B       $ 9.51           --               --        --        37.88%
      Highest contract charge 1.90% Class B      $ 9.08           --               --        --        35.88%
      All contract charges                           --       17,703       $  162,900      0.66%
2008  Lowest contract charge 0.50% Class B       $ 6.90           --               --        --       (41.03)%
      Highest contract charge 1.90% Class B      $ 6.68           --               --        --       (41.81)%
      All contract charges                           --       13,246       $   89,280      1.29%
2007  Lowest contract charge 0.50% Class B       $11.70           --               --        --         5.22%
      Highest contract charge 1.90% Class B      $11.48           --               --        --         3.70%
      All contract charges                                     9,648       $  111,407      0.39%
EQ/PIMCO ULTRA SHORT BOND (I) (J)
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.92           --               --        --        (0.70)%
      Highest contract charge 1.70% Class A (q)  $ 9.76           --               --        --        (1.61)%
      All contract charges                           --        1,850       $   18,121      0.51%
2010  Lowest contract charge 1.30% Class A (q)   $ 9.96           --               --        --        (0.30)%
      Highest contract charge 1.70% Class A (q)  $ 9.92           --               --        --        (0.60)%
      All contract charges                           --        1,339       $   13,301      0.32%
2009  Lowest contract charge 1.30% Class A (q)   $ 9.99           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $ 9.98           --               --        --        (0.10)%
      All contract charges                           --            9               90      1.17%
EQ/PIMCO ULTRA SHORT BOND (I) (J)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.98           --               --        --        (1.17)%
      Highest contract charge 1.90% Class B      $10.30           --               --        --        (2.09)%
      All contract charges                           --      110,963       $1,151,604      0.51%
2010  Lowest contract charge 0.50% Class B       $11.40           --               --        --         0.35%
      Highest contract charge 1.90% Class B      $10.52           --               --        --        (1.03)%
      All contract charges                           --      121,269       $1,281,207      0.32%
2009  Lowest contract charge 0.50% Class B       $11.36           --               --        --         7.45%
      Highest contract charge 1.90% Class B      $10.63           --               --        --         5.99%
      All contract charges                           --      132,946       $1,414,881      1.17%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $10.57           --              --         --        (4.52)%
      Highest contract charge 1.90% Class B      $10.03           --              --         --        (5.91)%
      All contract charges                           --       91,323        $917,805       3.21%
2007  Lowest contract charge 0.50% Class B       $11.07           --              --         --        10.92%
      Highest contract charge 1.90% Class B      $10.66           --              --         --         9.33%
      All contract charges                                    45,578        $486,803       3.07%
EQ/QUALITY BOND PLUS (M)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $18.36           --              --         --         0.27%
      Highest contract charge 1.90% Class B      $15.40           --              --         --        (0.71)%
      All contract charges                           --       40,402        $519,876       2.32%
2010  Lowest contract charge 0.50% Class B       $19.80           --              --         --         5.71%
      Highest contract charge 1.90% Class B      $15.51           --              --         --         4.23%
      All contract charges                           --       43,644        $565,217      10.49%
2009  Lowest contract charge 0.50% Class B       $18.73           --              --         --         5.54%
      Highest contract charge 1.90% Class B      $14.88           --              --         --         4.06%
      All contract charges                           --       44,906        $558,182       3.96%
2008  Lowest contract charge 0.50% Class B       $17.75           --              --         --        (7.02)%
      Highest contract charge 1.90% Class B      $14.30           --              --         --        (8.33)%
      All contract charges                           --       26,466        $326,277       5.04%
2007  Lowest contract charge 0.50% Class B       $19.09           --              --         --         4.03%
      Highest contract charge 1.90% Class B      $15.60           --              --         --         2.56%
      All contract charges                                    28,944        $393,130       4.95%
EQ/SMALL COMPANY INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.73           --              --         --        (5.00)%
      Highest contract charge 1.70% Class A (q)  $12.62           --              --         --        (5.40)%
      All contract charges                           --          272        $  3,450       0.66%
2010  Lowest contract charge 1.30% Class A (q)   $13.40           --              --         --        24.54%
      Highest contract charge 1.70% Class A (q)  $13.34           --              --         --        23.98%
      All contract charges                           --          193        $  2,581       0.97%
2009  Lowest contract charge 1.30% Class A (q)   $10.76           --              --         --         2.57%
      Highest contract charge 1.70% Class A (q)  $10.76           --              --         --         2.57%
      All contract charges                           --            1        $     11       1.55%
EQ/SMALL COMPANY INDEX (O)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $16.70           --              --         --        (4.90)%
      Highest contract charge 1.90% Class B      $14.59           --              --         --        (5.81)%
      All contract charges                           --       30,361        $434,307       0.66%
2010  Lowest contract charge 0.50% Class B       $18.62           --              --         --        25.13%
      Highest contract charge 1.90% Class B      $15.49           --              --         --        23.43%
      All contract charges                           --       33,448        $506,182       0.97%
2009  Lowest contract charge 0.50% Class B       $14.88           --              --         --        25.54%
      Highest contract charge 1.90% Class B      $12.55           --              --         --        23.76%
      All contract charges                           --       36,011        $440,098       1.55%
2008  Lowest contract charge 0.50% Class B       $11.85           --              --         --       (34.49)%
      Highest contract charge 1.90% Class B      $10.14           --              --         --       (35.41)%
      All contract charges                           --       28,477        $282,432       0.85%
2007  Lowest contract charge 0.50% Class B       $18.09           --              --         --        (2.32)%
      Highest contract charge 1.90% Class B      $15.70           --              --         --        (3.68)%
      All contract charges                                    28,985        $444,440       1.31%
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.96           --              --         --        (5.77)%
      Highest contract charge 1.70% Class A (q)  $11.46           --              --         --        (3.37)%
      All contract charges                           --          889        $ 10,249         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Class A (q)   $11.92           --              --         --        15.17%
      Highest contract charge 1.70% Class A (q)  $11.86           --              --         --        14.70%
      All contract charges                           --          443        $  5,276         --
2009  Lowest contract charge 1.30% Class A (q)   $10.35           --              --         --         1.67%
      Highest contract charge 1.70% Class A (q)  $10.34           --              --         --         1.57%
      All contract charges                           --            3        $     38         --
EQ/T. ROWE PRICE GROWTH STOCK (B)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $17.11           --              --         --        (2.84)%
      Highest contract charge 1.90% Class B      $13.65           --              --         --        (3.81)%
      All contract charges                           --       31,860        $385,451         --
2010  Lowest contract charge 0.50% Class B       $19.50           --              --         --        15.80%
      Highest contract charge 1.90% Class B      $14.19           --              --         --        14.16%
      All contract charges                           --       31,081        $396,968         --
2009  Lowest contract charge 0.50% Class B       $16.84           --              --         --        41.96%
      Highest contract charge 1.90% Class B      $12.43           --              --         --        39.94%
      All contract charges                           --       27,386        $313,026         --
2008  Lowest contract charge 0.50% Class B       $11.86           --              --         --       (42.51)%
      Highest contract charge 1.90% Class B      $ 8.88           --              --         --       (43.33)%
      All contract charges                           --       19,024        $167,244         --
2007  Lowest contract charge 0.50% Class B       $20.63           --              --         --         6.67%
      Highest contract charge 1.90% Class B      $15.67           --              --         --         5.24%
      All contract charges                                    17,951        $291,072       0.13%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 9.86           --              --         --        (9.29)%
      Highest contract charge 1.70% Class A (q)  $ 9.78           --              --         --        (9.61)%
      All contract charges                           --          144        $  1,418       1.77%
2010  Lowest contract charge 1.30% Class A (q)   $10.87           --              --         --         6.88%
      Highest contract charge 1.70% Class A (q)  $10.82           --              --         --         6.39%
      All contract charges                           --           87        $    941       1.48%
2009  Lowest contract charge 1.30% Class A (q)   $10.17           --              --         --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.17           --              --         --         0.10%
      All contract charges                           --           --        $      3       1.50%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $ 7.99           --              --         --        (9.20)%
      Highest contract charge 1.80% Class B      $ 7.63           --              --         --        (9.92)%
      All contract charges                           --       21,852        $169,531       1.77%
2010  Lowest contract charge 0.50% Class B       $ 8.97           --              --         --         7.43%
      Highest contract charge 1.90% Class B      $ 8.44           --              --         --         6.03%
      All contract charges                           --       22,506        $193,279       1.48%
2009  Lowest contract charge 0.50% Class B       $ 8.35           --              --         --        29.41%
      Highest contract charge 1.90% Class B      $ 7.96           --              --         --        27.63%
      All contract charges                           --       22,755        $183,693       1.50%
2008  Lowest contract charge 0.50% Class B       $ 6.45           --              --         --       (41.15)%
      Highest contract charge 1.90% Class B      $ 6.24           --              --         --       (41.95)%
      All contract charges                           --       23,768        $149,788       1.56%
2007  Lowest contract charge 0.50% Class B       $10.96           --              --         --         1.58%
      Highest contract charge 1.90% Class B      $10.75           --              --         --         0.09%
      All contract charges                                    26,167        $282,910       0.63%
EQ/UBS GROWTH & INCOME
      Unit Value 1.20% to 1.70%*
2011  Lowest contract charge 1.20% Class B       $ 5.26           --              --         --        (4.01)%
      Highest contract charge 1.70% Class B      $ 4.92           --              --         --        (4.47)%
      All contract charges                           --       17,356        $ 70,447       0.80%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $ 5.97           --              --         --        12.64%
      Highest contract charge 1.90% Class B      $ 5.03           --              --         --        11.04%
      All contract charges                           --       16,460        $ 70,007       0.72%
2009  Lowest contract charge 0.50% Class B       $ 5.30           --              --         --        31.90%
      Highest contract charge 1.90% Class B      $ 4.53           --              --         --        29.83%
      All contract charges                           --       16,033        $ 63,781       0.85%
2008  Lowest contract charge 0.50% Class B       $ 4.02           --              --         --       (40.36)%
      Highest contract charge 1.90% Class B      $ 3.49           --              --         --       (41.15)%
      All contract charges                           --       14,961        $ 48,057       1.26%
2007  Lowest contract charge 0.50% Class B       $ 6.74           --              --         --         0.60%
      Highest contract charge 1.90% Class B      $ 5.93           --              --         --        (0.67)%
      All contract charges                                    15,122        $ 84,474       0.85%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.08           --              --         --        (5.08)%
      Highest contract charge 1.70% Class A (q)  $11.19           --              --         --        (3.45)%
      All contract charges                           --          142        $  1,598       1.38%
2010  Lowest contract charge 1.30% Class A (q)   $11.64           --              --         --        14.01%
      Highest contract charge 1.70% Class A (q)  $11.59           --              --         --        13.52%
      All contract charges                           --           83        $    969       1.26%
2009  Lowest contract charge 1.30% Class A (q)   $10.21           --              --         --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.21           --              --         --         0.20%
      All contract charges                           --           --        $      2       1.44%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.20           --              --         --        (2.95)%
      Highest contract charge 1.90% Class B      $ 9.57           --              --         --        (3.82)%
      All contract charges                           --       24,155        $237,419       1.38%
2010  Lowest contract charge 0.50% Class B       $10.78           --              --         --        14.56%
      Highest contract charge 1.90% Class B      $ 9.95           --              --         --        13.07%
      All contract charges                           --       23,369        $237,948       1.26%
2009  Lowest contract charge 0.50% Class B       $ 9.41           --              --         --        27.79%
      Highest contract charge 1.90% Class B      $ 8.80           --              --         --        25.94%
      All contract charges                           --       24,454        $219,381       1.44%
2008  Lowest contract charge 0.50% Class B       $ 7.36           --              --         --       (37.25)%
      Highest contract charge 1.90% Class B      $ 6.99           --              --         --       (38.14)%
      All contract charges                           --       26,088        $185,024       1.98%
2007  Lowest contract charge 0.50% Class B       $11.73           --              --         --        (3.06)%
      Highest contract charge 1.90% Class B      $11.30           --              --         --        (4.32)%
      All contract charges                                    25,019        $285,776       1.63%
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.97           --              --         --        (6.72)%
      Highest contract charge 1.90% Class B      $ 9.68           --              --         --        (7.63)%
      All contract charges                           --       40,399        $495,316         --
2010  Lowest contract charge 0.50% Class B       $12.42           --              --         --        16.73%
      Highest contract charge 1.90% Class B      $10.48           --              --         --        15.04%
      All contract charges                           --       31,147        $413,230       0.01%
2009  Lowest contract charge 0.50% Class B       $10.64           --              --         --        39.68%
      Highest contract charge 1.90% Class B      $ 9.11           --              --         --        37.57%
      All contract charges                           --       25,747        $295,437       0.19%
2008  Lowest contract charge 0.50% Class B       $ 7.62           --              --         --       (27.98)%
      Highest contract charge 1.90% Class B      $ 6.62           --              --         --       (28.97)%
      All contract charges                           --       15,753        $128,962       0.60%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                               YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                             ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B                   $10.58           --              --         --        10.79%
      Highest contract charge 1.90% Class B                  $ 9.32           --              --         --         9.26%
      All contract charges                                                15,374        $176,492         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (q) (r)   $10.85           --              --         --        (7.66)%
      Highest contract charge 1.70% Service Class 2 (q) (r)  $10.76           --              --         --        (8.03)%
      All contract charges                                       --           74        $    801       1.43%
2010  Lowest contract charge 1.30% Service Class 2 (q) (r)   $11.75           --              --         --        14.52%
      Highest contract charge 1.70% Service Class 2 (q) (r)  $11.70           --              --         --        14.04%
      All contract charges                                       --           66        $    773       1.41%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class 2 (v)       $10.06           --              --         --        (6.68)%
      Highest contract charge 1.70% Service Class 2 (q)      $11.39           --              --         --        (4.37)%
      All contract charges                                       --        2,017        $ 23,085       1.01%
2010  Lowest contract charge 1.30% Service Class 2 (q)       $11.97           --              --         --        15.43%
      Highest contract charge 1.70% Service Class 2 (q)      $11.91           --              --         --        14.85%
      All contract charges                                       --        1,053        $ 12,580       2.01%
2009  Lowest contract charge 1.30% Service Class 2 (q)       $10.37           --              --         --         0.78%
      Lowest contract charge 1.70% Service Class 2 (q)       $10.37           --              --         --         0.78%
      All contract charges                                       --            2        $     18         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.62           --              --         --        (3.90)%
      Highest contract charge 1.70% Service Class 2 (v)      $ 9.58           --              --         --        (4.30)%
      All contract charges                                       --           46        $    442       2.91%
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.50           --              --         --        (5.00)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.47           --              --         --        (5.30)%
      All contract charges                                       --           48        $    455       5.03%
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.35           --              --         --        (6.41)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.32           --              --         --        (6.71)%
      All contract charges                                       --           13        $    118       5.69%
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.28           --              --         --        (6.92)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.25           --              --         --        (7.22)%
      All contract charges                                       --           18        $    168       4.18%
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class 2 (v)       $ 9.00           --              --         --       (12.54)%
      Highest contract charge 1.70% Service Class 2 (q)      $11.26           --              --         --       (12.37)%
      All contract charges                                       --          890        $ 10,073       0.03%
2010  Lowest contract charge 1.30% Service Class 2 (q)       $12.91           --              --         --        26.94%
      Highest contract charge 1.70% Service Class 2 (q)      $12.85           --              --         --        26.35%
      All contract charges                                       --          417        $  5,377       0.33%
2009  Lowest contract charge 1.30% Service Class 2 (q)       $10.17           --              --         --         0.59%
      Highest contract charge 1.70% Service Class 2 (q)      $10.17           --              --         --         0.59%
      All contract charges                                       --            1        $      6         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                           YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------------
                                                         UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                         VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                         ------ ------------------ ---------- -------------- ---------
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (q)   $11.24          --              --          --         3.12%
      Highest contract charge 1.70% Service Class 2 (q)  $11.14          --              --          --         2.67%
      All contract charges                                   --       1,512         $16,925        5.63%
2010  Lowest contract charge 1.30% Service Class 2 (q)   $10.90          --              --          --         7.50%
      Highest contract charge 1.70% Service Class 2 (q)  $10.85          --              --          --         7.11%
      All contract charges                                   --         631         $ 6,871       10.45%
2009  Lowest contract charge 1.30% Service Class 2 (q)   $10.14          --              --          --         0.10%
      Highest contract charge 1.70% Service Class 2 (q)  $10.13          --              --          --         0.00%
      All contract charges                                   --           2         $    23          --
FRANKLIN INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (t)           $10.99          --              --          --         1.10%
      Highest contract charge 1.70% Class B (t)          $10.90          --              --          --         0.65%
      All contract charges                                   --         577         $ 6,314        5.60%
2010  Lowest contract charge 1.30% Class B (t)           $10.87          --              --          --        11.49%
      Highest contract charge 1.70% Class B (t)          $10.83          --              --          --        11.08%
      All contract charges                                   --         352         $ 3,815        2.89%
FRANKLIN STRATEGIC INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (q)           $11.25          --              --          --         1.26%
      Highest contract charge 1.70% Class 2 (q)          $11.15          --              --          --         0.81%
      All contract charges                                   --       1,039         $11,646        5.65%
2010  Lowest contract charge 1.30% Class 2 (q)           $11.11          --              --          --         9.46%
      Highest contract charge 1.70% Class 2 (q)          $11.06          --              --          --         8.97%
      All contract charges                                   --         440         $ 4,880        3.69%
2009  Lowest contract charge 1.30% Class 2 (q)           $10.15          --              --          --         0.50%
      Highest contract charge 1.70% Class 2 (q)          $10.15          --              --          --         0.59%
      All contract charges                                   --           5         $    46          --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (t)           $10.32          --              --          --        (2.82)%
      Highest contract charge 1.70% Class 2 (t)          $10.24          --              --          --        (3.21)%
      All contract charges                                   --         141         $ 1,446        0.01%
2010  Lowest contract charge 1.30% Class 2 (t)           $10.62          --              --          --         9.82%
      Highest contract charge 1.70% Class 2 (t)          $10.58          --              --          --         9.41%
      All contract charges                                   --         104         $ 1,103        5.07%
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Shares (v)    $ 9.79          --              --          --       (10.35)%
      Highest contract charge 1.70% Service Shares (q)   $11.79          --              --          --        (8.18)%
      All contract charges                                   --         542         $ 6,426        0.75%
2010  Lowest contract charge 1.30% Service Shares (q)    $12.90          --              --          --        23.09%
      Highest contract charge 1.70% Service Shares (q)   $12.84          --              --          --        22.64%
      All contract charges                                   --         243         $ 3,129        1.08%
2009  Lowest contract charge 1.30% Service Shares (q)    $10.48          --              --          --         0.87%
      Highest contract charge 1.70% Service Shares (q)   $10.47          --              --          --         0.77%
      All contract charges                                   --          --         $     3          --
INVESCO V.I. DIVIDEND GROWTH (X)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (x)         $10.50          --              --          --        (8.70)%
      Highest contract charge 1.70% Series II (x)        $10.41          --              --          --        (8.92)%
      All contract charges                                   --         110         $ 1,155          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 8.99          --              --          --        (9.28)%
      Highest contract charge 1.70% Series II (q)      $10.80          --              --          --        (8.24)%
      All contract charges                                 --       1,479         $16,049        4.81%
2010  Lowest contract charge 1.30% Series II (q)       $11.83          --              --          --        15.75%
      Highest contract charge 1.70% Series II (q)      $11.77          --              --          --        15.17%
      All contract charges                                 --         483         $ 5,702        7.92%
2009  Lowest contract charge 1.30% Series II (q)       $10.22          --              --          --         0.39%
      Highest contract charge 1.70% Series II (q)      $10.22          --              --          --         0.49%
      All contract charges                                 --           1         $    12          --
INVESCO V.I. HIGH YIELD FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 9.99          --              --          --        (1.28)%
      Highest contract charge 1.70% Series II (v)      $ 9.66          --              --          --        (3.69)%
      All contract charges                                 --         207         $ 2,006        1.33%
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 9.19          --              --          --        (9.01)%
      Highest contract charge 1.70% Series II (q) (r)  $10.37          --              --          --        (8.55)%
      All contract charges                                 --         904         $ 9,432        0.95%
2010  Lowest contract charge 1.30% Series II (q) (r)   $11.40          --              --          --        11.22%
      Highest contract charge 1.70% Series II (q) (r)  $11.34          --              --          --        10.63%
      All contract charges                                 --         366         $ 4,164        2.80%
INVESCO V.I. LEISURE FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (v)       $11.71          --              --          --        (5.26)%
      Highest contract charge 1.70% Series II (q) (r)  $11.61          --              --          --        (5.69)%
      All contract charges                                 --          27         $   315        0.45%
2010  Lowest contract charge 1.30% Series II (q) (r)   $12.36          --              --          --        20.12%
      Highest contract charge 1.70% Series II (q) (r)  $12.31          --              --          --        19.63%
      All contract charges                                 --          11         $   134        0.76%
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (q)       $10.77          --              --          --        (7.71)%
      Highest contract charge 1.70% Series II (q)      $10.67          --              --          --        (8.10)%
      All contract charges                                 --         234         $ 2,516        0.10%
2010  Lowest contract charge 1.30% Series II (q)       $11.67          --              --          --        12.32%
      Highest contract charge 1.70% Series II (q)      $11.61          --              --          --        11.85%
      All contract charges                                 --         123         $ 1,433        0.49%
2009  Lowest contract charge 1.30% Series II (q)       $10.39          --              --          --         0.87%
      Highest contract charge 1.70% Series II (q)      $10.38          --              --          --         0.78%
      All contract charges                                 --          --         $     1          --
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (q) (r)   $13.19          --              --          --        (2.30)%
      Highest contract charge 1.70% Series II (q) (r)  $13.08          --              --          --        (2.68)%
      All contract charges                                 --         186         $ 2,442          --
2010  Lowest contract charge 1.30% Series II (q) (r)   $13.50          --              --          --        26.52%
      Highest contract charge 1.70% Series II (q) (r)  $13.44          --              --          --        26.08%
      All contract charges                                 --          71         $   950          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
IVY FUNDS VIP ASSET STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 9.02          --              --          --        (9.62)%
      Highest contract charge 1.70% Common Shares (v)  $ 8.98          --              --          --       (10.02)%
      All contract charges                                 --         718         $ 6,460        0.42%
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $ 9.96          --              --          --        (8.37)%
      Highest contract charge 1.70% Common Shares (q)  $10.88          --              --          --        (6.29)%
      All contract charges                                 --         696         $ 7,611        0.99%
2010  Lowest contract charge 1.30% Common Shares (q)   $11.66          --              --          --        14.88%
      Highest contract charge 1.70% Common Shares (q)  $11.61          --              --          --        14.38%
      All contract charges                                 --         378         $ 4,399        0.51%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.15          --              --          --         0.20%
      Highest contract charge 1.70% Common Shares (q)  $10.15          --              --          --         0.30%
      All contract charges                                 --           1         $    13          --
IVY FUNDS VIP ENERGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $10.04          --              --          --       (12.24)%
      Highest contract charge 1.70% Common Shares (q)  $11.06          --              --          --       (10.59)%
      All contract charges                                 --         771         $ 8,578          --
2010  Lowest contract charge 1.30% Common Shares (q)   $12.43          --              --          --        20.45%
      Highest contract charge 1.70% Common Shares (q)  $12.37          --              --          --        19.86%
      All contract charges                                 --         229         $ 2,846        0.13%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.32          --              --          --         3.41%
      Highest contract charge 1.70% Common Shares (q)  $10.32          --              --          --         3.51%
      All contract charges                                 --          --              --          --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $ 8.69          --              --          --       (23.91)%
      Highest contract charge 1.70% Common Shares (q)  $ 9.19          --              --          --       (22.77)%
      All contract charges                                 --         852         $ 7,871          --
2010  Lowest contract charge 1.30% Common Shares (q)   $11.96          --              --          --        15.56%
      Highest contract charge 1.70% Common Shares (q)  $11.90          --              --          --        15.09%
      All contract charges                                 --         419         $ 5,015          --
2009  Lowest contract charge 1.30% Common Shares (q)   $10.35          --              --          --         2.07%
      Highest contract charge 1.70% Common Shares (q)  $10.34          --              --          --         1.97%
      All contract charges                                 --           7         $    73          --
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $10.55          --              --          --         3.03%
      Highest contract charge 1.70% Common Shares (q)  $12.02          --              --          --         3.44%
      All contract charges                                 --       1,926         $23,256        6.46%
2010  Lowest contract charge 1.30% Common Shares (q)   $11.67          --              --          --        13.30%
      Highest contract charge 1.70% Common Shares (q)  $11.62          --              --          --        12.93%
      All contract charges                                 --         778         $ 9,066        4.09%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.30          --              --          --         1.08%
      Highest contract charge 1.70% Common Shares (q)  $10.29          --              --          --         1.08%
      All contract charges                                 --           2         $    25          --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $13.29          --              --          --        (1.85)%
      Highest contract charge 1.70% Common Shares (q)  $13.17          --              --          --        (2.30)%
      All contract charges                                 --         816         $10,801        3.11%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                        UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                        VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                        ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Common Shares (q)    $13.54          --              --          --        29.82%
      Highest contract charge 1.70% Common Shares (q)   $13.48          --              --          --        29.37%
      All contract charges                                  --         328         $ 4,427        0.01%
2009  Lowest contract charge 1.30% Common Shares (q)    $10.43          --              --          --         1.16%
      Highest contract charge 1.70% Common Shares (q)   $10.42          --              --          --         1.17%
      All contract charges                                  --           2         $    21          --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)    $10.99          --              --          --        (7.02)%
      Highest contract charge 1.70% Common Shares (q)   $10.90          --              --          --        (7.31)%
      All contract charges                                  --         614         $ 6,730        3.30%
2010  Lowest contract charge 1.30% Common Shares (q)    $11.82          --              --          --        11.30%
      Highest contract charge 1.70% Common Shares (q)   $11.76          --              --          --        10.84%
      All contract charges                                  --         227         $ 2,680          --
2009  Lowest contract charge 1.30% Common Shares (q)    $10.62          --              --          --         2.61%
      Highest contract charge 1.70% Common Shares (q)   $10.61          --              --          --         2.61%
      All contract charges                                  --          --         $     2          --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)    $11.86          --              --          --       (11.76)%
      Highest contract charge 1.70% Common Shares (q)   $11.76          --              --          --       (12.11)%
      All contract charges                                  --         497         $ 5,876        0.82%
2010  Lowest contract charge 1.30% Common Shares (q)    $13.44          --              --          --        27.15%
      Highest contract charge 1.70% Common Shares (q)   $13.38          --              --          --        26.70%
      All contract charges                                  --         279         $ 3,472          --
2009  Lowest contract charge 1.30% Common Shares (q)    $10.57          --              --          --         3.02%
      Highest contract charge 1.70% Common Shares (q)   $10.56          --              --          --         3.02%
      All contract charges                                  --          --         $     3          --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Shares (v)   $ 8.09          --              --          --       (18.03)%
      Highest contract charge 1.70% Service Shares (q)  $ 9.92          --              --          --       (19.42)%
      All contract charges                                  --       2,736         $27,284        2.67%
2010  Lowest contract charge 1.30% Service Shares (q)   $12.37          --              --          --        21.16%
      Highest contract charge 1.70% Service Shares (q)  $12.31          --              --          --        20.57%
      All contract charges                                  --       1,064         $13,133        2.91%
2009  Lowest contract charge 1.30% Service Shares (q)   $10.21          --              --          --         0.10%
      Highest contract charge 1.70% Service Shares (q)  $10.21          --              --          --         0.20%
      All contract charges                                  --           2         $    23          --
LORD ABBETT BOND DEBENTURE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% VC Shares (v)        $10.06          --              --          --         0.10%
      Highest contract charge 1.70% VC Shares (v)       $10.02          --              --          --        (0.30)%
      All contract charges                                  --          82         $   827       15.38%
LORD ABBETT CLASSIC STOCK PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% VC Shares (v)        $ 8.70          --              --          --       (11.59)%
      Highest contract charge 1.65% VC Shares (v)       $ 8.68          --              --          --       (11.79)%
      All contract charges                                  --         121         $ 1,050        1.75%
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% VC Shares (v)        $ 8.31          --              --          --       (15.55)%
      Highest contract charge 1.70% VC Shares (v)       $ 8.28          --              --          --       (15.85)%
      All contract charges                                  --          73         $   603          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                             YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------------
                                                           UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                           VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                           ------ ------------------ ---------- -------------- ---------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q)       $10.50           --              --         --        (3.05)%
      Highest contract charge 1.70% Service Class (q)      $10.41           --              --         --        (3.43)%
      All contract charges                                     --        1,354        $ 14,175       1.24%
2010  Lowest contract charge 1.30% Service Class (q)       $10.83           --              --         --         7.33%
      Highest contract charge 1.70% Service Class (q)      $10.78           --              --         --         6.94%
      All contract charges                                     --          501        $  5,419       0.32%
2009  Lowest contract charge 1.30% Service Class (q)       $10.09           --              --         --        (0.79)%
      Highest contract charge 1.70% Service Class (q)      $10.08           --              --         --        (0.88)%
      All contract charges                                     --           --        $      3         --
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q) (r)   $11.45           --              --         --        (0.87)%
      Highest contract charge 1.70% Service Class (q) (r)  $11.35           --              --         --        (1.30)%
      All contract charges                                     --          286        $  3,267       0.26%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.55           --              --         --        10.63%
      Highest contract charge 1.70% Service Class (q) (r)  $11.50           --              --         --        10.26%
      All contract charges                                     --          162        $  1,874       0.07%
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class (v)       $ 9.95           --              --         --        (5.42)%
      Highest contract charge 1.70% Service Class (q) (r)  $10.78           --              --         --        (4.01)%
      All contract charges                                     --          243        $  2,631       0.85%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.29           --              --         --         9.51%
      Highest contract charge 1.70% Service Class (q) (r)  $11.23           --              --         --         8.92%
      All contract charges                                     --          111        $  1,249       0.06%
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q) (r)   $12.14           --              --         --        (0.25)%
      Highest contract charge 1.70% Service Class (q) (r)  $12.04           --              --         --        (0.66)%
      All contract charges                                     --          297        $  3,597         --
2010  Lowest contract charge 1.30% Service Class (q) (r)   $12.17           --              --         --        18.62%
      Highest contract charge 1.70% Service Class (q) (r)  $12.12           --              --         --        18.24%
      All contract charges                                     --          156        $  1,899         --
MFS(R) UTILITIES SERIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class (v)       $10.72           --              --         --         4.38%
      Highest contract charge 1.70% Service Class (q) (r)  $12.30           --              --         --         4.77%
      All contract charges                                     --          491        $  6,062       3.16%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.80           --              --         --        12.06%
      Highest contract charge 1.70% Service Class (q) (r)  $11.74           --              --         --        11.49%
      All contract charges                                     --          140        $  1,648       1.49%
MULTIMANAGER AGGRESSIVE EQUITY (K) (U)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B                 $55.62           --              --         --        (7.18)%
      Highest contract charge 1.90% Class B                $43.32           --              --         --        (8.06)%
      All contract charges                                     --       27,864        $467,297         --
2010  Lowest contract charge 0.50% Class B                 $67.09           --              --         --        17.02%
      Highest contract charge 1.90% Class B                $47.12           --              --         --        15.38%
      All contract charges                                     --       31,493        $579,330       0.61%
2009  Lowest contract charge 0.50% Class B                 $57.33           --              --         --        36.59%
      Highest contract charge 1.90% Class B                $40.84           --              --         --        34.68%
      All contract charges                                     --       21,905        $337,968       0.21%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B   $41.97           --               --        --       (46.95)%
      Highest contract charge 1.90% Class B  $30.32           --               --        --       (47.70)%
      All contract charges                       --        5,087       $   67,727      0.36%
2007  Lowest contract charge 0.50% Class B   $79.11           --               --        --        10.83%
      Highest contract charge 1.90% Class B  $57.97           --               --        --         9.25%
      All contract charges                                 4,950       $  134,774        --
MULTIMANAGER CORE BOND
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B   $14.46           --               --        --         4.56%
      Highest contract charge 1.90% Class B  $13.47           --               --        --         3.86%
      All contract charges                       --       95,905       $1,295,330      2.58%
2010  Lowest contract charge 0.50% Class B   $14.74           --               --        --         5.66%
      Highest contract charge 1.90% Class B  $12.97           --               --        --         4.18%
      All contract charges                       --       88,517       $1,150,810      2.78%
2009  Lowest contract charge 0.50% Class B   $13.95           --               --        --         7.78%
      Highest contract charge 1.90% Class B  $12.45           --               --        --         6.25%
      All contract charges                       --       83,528       $1,038,056      3.59%
2008  Lowest contract charge 0.50% Class B   $12.94           --               --        --         1.97%
      Highest contract charge 1.90% Class B  $11.72           --               --        --         0.51%
      All contract charges                       --       62,629       $  734,371      4.89%
2007  Lowest contract charge 0.50% Class B   $12.69           --               --        --         5.66%
      Highest contract charge 1.90% Class B  $11.66           --               --        --         4.20%
      All contract charges                                55,947       $  653,841      4.09%
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B   $10.86           --               --        --       (19.02)%
      Highest contract charge 1.90% Class B  $10.12           --               --        --       (19.55)%
      All contract charges                       --       29,873       $  333,279      1.62%
2010  Lowest contract charge 0.50% Class B   $14.29           --               --        --         6.40%
      Highest contract charge 1.90% Class B  $12.58           --               --        --         4.92%
      All contract charges                       --       32,262       $  445,001      2.96%
2009  Lowest contract charge 0.50% Class B   $13.43           --               --        --        29.22%
      Highest contract charge 1.90% Class B  $11.99           --               --        --        27.38%
      All contract charges                       --       35,009       $  457,905      1.62%
2008  Lowest contract charge 0.50% Class B   $10.39           --               --        --       (47.47)%
      Highest contract charge 1.90% Class B  $ 9.41           --               --        --       (48.21)%
      All contract charges                       --       34,884       $  355,985      1.57%
2007  Lowest contract charge 0.50% Class B   $19.78           --               --        --        11.88%
      Highest contract charge 1.90% Class B  $18.17           --               --        --        10.25%
      All contract charges                                34,725       $  680,288      0.73%
MULTIMANAGER LARGE CAP CORE EQUITY
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B   $10.17           --               --        --        (8.46)%
      Highest contract charge 1.80% Class B  $ 9.57           --               --        --        (9.03)%
      All contract charges                       --       12,186       $  126,553      0.31%
2010  Lowest contract charge 0.50% Class B   $11.84           --               --        --        10.97%
      Highest contract charge 1.90% Class B  $10.42           --               --        --         9.45%
      All contract charges                       --       12,797       $  145,347      0.28%
2009  Lowest contract charge 0.50% Class B   $10.67           --               --        --        31.84%
      Highest contract charge 1.90% Class B  $ 9.52           --               --        --        29.91%
      All contract charges                       --       12,893       $  132,944      1.49%
2008  Lowest contract charge 0.50% Class B   $ 8.09           --               --        --       (39.85)%
      Highest contract charge 1.90% Class B  $ 7.33           --               --        --       (40.65)%
      All contract charges                       --       12,279       $   96,551      0.52%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B   $13.45           --              --         --         4.51%
      Highest contract charge 1.90% Class B  $12.35           --              --         --         3.00%
      All contract charges                                13,471        $177,274       0.41%
MULTIMANAGER LARGE CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.89           --              --         --        (6.45)%
      Highest contract charge 1.90% Class B  $10.80           --              --         --        (7.30)%
      All contract charges                       --       27,292        $322,969       0.99%
2010  Lowest contract charge 0.50% Class B   $13.24           --              --         --        12.59%
      Highest contract charge 1.90% Class B  $11.65           --              --         --        10.95%
      All contract charges                       --       30,723        $390,159       0.87%
2009  Lowest contract charge 0.50% Class B   $11.76           --              --         --        22.21%
      Highest contract charge 1.90% Class B  $10.50           --              --         --        20.51%
      All contract charges                       --       33,976        $386,795       1.82%
2008  Lowest contract charge 0.50% Class B   $ 9.62           --              --         --       (37.73)%
      Highest contract charge 1.90% Class B  $ 8.71           --              --         --       (38.62)%
      All contract charges                       --       37,613        $353,373       1.40%
2007  Lowest contract charge 0.50% Class B   $15.45           --              --         --         3.07%
      Highest contract charge 1.90% Class B  $14.19           --              --         --         1.65%
      All contract charges                                38,402        $583,473       1.08%
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.12           --              --         --        (8.78)%
      Highest contract charge 1.90% Class B  $10.10           --              --         --        (9.66)%
      All contract charges                       --       24,402        $286,163         --
2010  Lowest contract charge 0.50% Class B   $12.70           --              --         --        26.24%
      Highest contract charge 1.90% Class B  $11.18           --              --         --        24.50%
      All contract charges                       --       27,305        $351,919         --
2009  Lowest contract charge 0.50% Class B   $10.06           --              --         --        41.09%
      Highest contract charge 1.90% Class B  $ 8.98           --              --         --        39.02%
      All contract charges                       --       28,991        $297,480         --
2008  Lowest contract charge 0.50% Class B   $ 7.13           --              --         --       (43.86)%
      Highest contract charge 1.90% Class B  $ 6.46           --              --         --       (44.64)%
      All contract charges                       --       29,642        $216,713         --
2007  Lowest contract charge 0.50% Class B   $12.70           --              --         --        11.31%
      Highest contract charge 1.90% Class B  $11.67           --              --         --         9.78%
      All contract charges                                31,721        $414,209         --
MULTIMANAGER MID CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $13.57           --              --         --       (14.11)%
      Highest contract charge 1.90% Class B  $12.32           --              --         --       (14.98)%
      All contract charges                       --       25,568        $343,363       0.02%
2010  Lowest contract charge 0.50% Class B   $16.46           --              --         --        24.32%
      Highest contract charge 1.90% Class B  $14.49           --              --         --        22.59%
      All contract charges                       --       26,265        $412,452       0.77%
2009  Lowest contract charge 0.50% Class B   $13.24           --              --         --        43.65%
      Highest contract charge 1.90% Class B  $11.82           --              --         --        41.61%
      All contract charges                       --       26,843        $341,724       3.10%
2008  Lowest contract charge 0.50% Class B   $ 9.22           --              --         --       (36.28)%
      Highest contract charge 1.90% Class B  $ 8.35           --              --         --       (37.17)%
      All contract charges                       --       26,245        $234,379       0.46%
2007  Lowest contract charge 0.50% Class B   $14.47           --              --         --        (0.41)%
      Highest contract charge 1.90% Class B  $13.29           --              --         --        (1.85)%
      All contract charges                                27,826        $392,988         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $32.55           --              --         --         4.09%
      Highest contract charge 1.90% Class B  $25.58           --              --         --         3.06%
      All contract charges                       --       38,474        $614,218       3.81%
2010  Lowest contract charge 0.50% Class B   $34.87           --              --         --         6.12%
      Highest contract charge 1.90% Class B  $24.82           --              --         --         4.64%
      All contract charges                       --       39,770        $619,466       2.62%
2009  Lowest contract charge 0.50% Class B   $32.86           --              --         --         9.11%
      Highest contract charge 1.90% Class B  $23.72           --              --         --         7.55%
      All contract charges                       --       38,177        $578,492       4.60%
2008  Lowest contract charge 0.50% Class B   $30.12           --              --         --       (23.90)%
      Highest contract charge 1.90% Class B  $22.06           --              --         --       (24.94)%
      All contract charges                       --       36,664        $531,727       8.68%
2007  Lowest contract charge 0.50% Class B   $39.58           --              --         --         2.62%
      Highest contract charge 1.90% Class B  $29.39           --              --         --         1.17%
      All contract charges                                45,225        $879,446       7.17%
MULTIMANAGER SMALL CAP GROWTH (C)
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B   $ 7.53           --              --         --       (16.43)%
      Highest contract charge 1.80% Class B  $ 6.72           --              --         --       (17.24)%
      All contract charges                       --       28,274        $177,376         --
2010  Lowest contract charge 0.50% Class B   $ 9.52           --              --         --        26.93%
      Highest contract charge 1.90% Class B  $ 8.02           --              --         --        25.12%
      All contract charges                       --       31,439        $238,081         --
2009  Lowest contract charge 0.50% Class B   $ 7.50           --              --         --        33.85%
      Highest contract charge 1.90% Class B  $ 6.41           --              --         --        32.08%
      All contract charges                       --       32,920        $199,904         --
2008  Lowest contract charge 0.50% Class B   $ 5.60           --              --         --       (42.39)%
      Highest contract charge 1.90% Class B  $ 4.85           --              --         --       (43.27)%
      All contract charges                       --       28,780        $135,528         --
2007  Lowest contract charge 0.50% Class B   $ 9.72           --              --         --         3.18%
      Highest contract charge 1.90% Class B  $ 8.55           --              --         --         1.79%
      All contract charges                                28,681        $242,159         --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $15.60           --              --         --        (9.88)%
      Highest contract charge 1.90% Class B  $13.63           --              --         --       (10.74)%
      All contract charges                       --       28,939        $365,540       0.07%
2010  Lowest contract charge 0.50% Class B   $18.36           --              --         --        23.89%
      Highest contract charge 1.90% Class B  $15.27           --              --         --        22.16%
      All contract charges                       --       32,868        $463,526       0.15%
2009  Lowest contract charge 0.50% Class B   $14.82           --              --         --        25.82%
      Highest contract charge 1.90% Class B  $12.50           --              --         --        24.04%
      All contract charges                       --       36,368        $418,772       1.03%
2008  Lowest contract charge 0.50% Class B   $11.78           --              --         --       (38.20)%
      Highest contract charge 1.90% Class B  $10.08           --              --         --       (39.06)%
      All contract charges                       --       39,759        $368,923       0.24%
2007  Lowest contract charge 0.50% Class B   $19.06           --              --         --       (10.31)%
      Highest contract charge 1.90% Class B  $16.54           --              --         --       (11.55)%
      All contract charges                                47,546        $723,958       0.29%
MULTIMANAGER TECHNOLOGY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.45           --              --         --        (5.68)%
      Highest contract charge 1.90% Class B  $10.40           --              --         --        (6.64)%
      All contract charges                       --       30,531        $363,492         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                                  YEARS ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
                                                                UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                                VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                                ------ ------------------ ---------- -------------- ---------
2010     Lowest contract charge 0.50% Class B                   $12.65           --              --         --        17.13%
         Highest contract charge 1.90% Class B                  $11.14           --              --         --        15.56%
         All contract charges                                       --       32,400        $410,547         --
2009     Lowest contract charge 0.50% Class B                   $10.80           --              --         --        57.69%
         Highest contract charge 1.90% Class B                  $ 9.64           --              --         --        55.54%
         All contract charges                                       --       33,513        $364,955         --
2008     Lowest contract charge 0.50% Class B                   $ 6.85           --              --         --       (47.35)%
         Highest contract charge 1.90% Class B                  $ 6.20           --              --         --       (48.12)%
         All contract charges                                       --       27,756        $192,697         --
2007     Lowest contract charge 0.50% Class B                   $13.01           --              --         --        17.63%
         Highest contract charge 1.90% Class B                  $11.95           --              --         --        15.91%
         All contract charges                                                28,291        $373,990         --
MUTUAL SHARES SECURITIES FUND
         Unit Value 1.30% to 1.70%*
2011     Lowest contract charge 1.30% Class 2 (t)               $10.49           --              --         --        (2.33)%
         Highest contract charge 1.70% Class 2 (t)              $10.40           --              --         --        (2.80)%
         All contract charges                                       --          539        $  5,643       2.86%
2010     Lowest contract charge 1.30% Class 2 (t)               $10.74           --              --         --        10.84%
         Highest contract charge 1.70% Class 2 (t)              $10.70           --              --         --        10.42%
         All contract charges                                       --          146        $  1,562       1.66%
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $ 9.53           --              --         --        (8.80)%
         Highest contract charge 1.70% Advisor Class (q) (r)    $11.73           --              --         --        (9.07)%
         All contract charges                                       --          900        $ 10,608      14.13%
2010     Lowest contract charge 1.30% Advisor Class (q) (r)     $12.96           --              --         --        22.61%
         Highest contract charge 1.70% Advisor Class (q) (r)    $12.90           --              --         --        22.04%
         All contract charges                                       --          316        $  4,086      16.49%
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.07           --              --         --         4.90%
         Highest contract charge 1.70% Advisor Class (q)        $11.55           --              --         --         4.43%
         All contract charges                                       --          835        $  9,691       5.23%
2010     Lowest contract charge 1.30% Advisor Class (q)         $11.11           --              --         --        10.55%
         Highest contract charge 1.70% Advisor Class (q)        $11.06           --              --         --        10.16%
         All contract charges                                       --          472        $  5,238       4.65%
2009     Lowest contract charge 1.30% Advisor Class (q)         $10.05           --              --         --        (0.50)%
         Highest contract charge 1.70% Advisor Class (q)        $10.04           --              --         --        (0.50)%
         All contract charges                                       --           10        $     96       0.38%
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.60           --              --         --        10.65%
         Highest contract charge 1.70% Advisor Class (q)        $11.61           --              --         --         9.63%
         All contract charges                                       --        2,919        $ 34,062       1.80%
2010     Lowest contract charge 1.30% Advisor Class (q)         $10.64           --              --         --         6.61%
         Highest contract charge 1.70% Advisor Class (q)        $10.59           --              --         --         6.22%
         All contract charges                                       --          940        $  9,982       3.10%
2009     Lowest contract charge 1.30% Advisor Class (q)         $ 9.98           --              --         --        (0.40)%
         Highest contract charge 1.70% Advisor Class (q)        $ 9.97           --              --         --        (0.40)%
         All contract charges                                       --            7        $     71         --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.01           --              --         --         2.67%
         Highest contract charge 1.70% Advisor Class (q)        $10.78           --              --         --         1.70%
         All contract charges                                       --        5,177        $ 56,086       2.56%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Advisor Class (q)   $10.64          --              --          --         6.61%
      Highest contract charge 1.70% Advisor Class (q)  $10.60          --              --          --         6.21%
      All contract charges                                 --       2,268         $24,095        8.03%
2009  Lowest contract charge 1.30% Advisor Class (q)   $ 9.98          --              --          --        (0.60)%
      Highest contract charge 1.70% Advisor Class (q)  $ 9.98          --              --          --        (0.60)%
      All contract charges                                 --           8         $    78          --
PROFUND VP BEAR
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $ 7.05          --              --          --       (10.08)%
      Highest contract charge 1.70% Common Shares (q)  $ 6.99          --              --          --       (10.50)%
      All contract charges                                 --         118         $   827          --
2010  Lowest contract charge 1.30% Common Shares (q)   $ 7.84          --              --          --       (18.92)%
      Highest contract charge 1.70% Common Shares (q)  $ 7.81          --              --          --       (19.15)%
      All contract charges                                 --          55         $   424          --
2009  Lowest contract charge 1.30% Common Shares (q)   $ 9.67          --              --          --        (0.31)%
      Highest contract charge 1.70% Common Shares (q)  $ 9.66          --              --          --        (0.41)%
      All contract charges                                 --           1         $    11          --
PROFUND VP BIOTECHNOLOGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $11.01          --              --          --         5.16%
      Highest contract charge 1.70% Common Shares (q)  $10.91          --              --          --         4.70%
      All contract charges                                 --         195         $ 2,142          --
2010  Lowest contract charge 1.30% Common Shares (q)   $10.47          --              --          --         3.77%
      Highest contract charge 1.70% Common Shares (q)  $10.42          --              --          --         3.37%
      All contract charges                                 --          71         $   742          --
2009  Lowest contract charge 1.30% Common Shares (q)   $10.09          --              --          --         0.20%
      Highest contract charge 1.70% Common Shares (q)  $10.08          --              --          --         0.10%
      All contract charges                                 --          --         $     4          --
RYDEX | SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 9.50          --              --          --        (4.62)%
      Highest contract charge 1.70% Common Shares (v)  $ 9.47          --              --          --        (4.82)%
      All contract charges                                 --          39         $   369        4.96%
RYDEX | SGI VT MANAGED FUTURES STRATEGY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 8.98          --              --          --        (9.38)%
      Highest contract charge 1.70% Common Shares (v)  $ 8.95          --              --          --        (9.69)%
      All contract charges                                 --          41         $   371          --
T.ROWE PRICE HEALTH SCIENCES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class II (q) (r)    $13.06          --              --          --         8.92%
      Highest contract charge 1.70% Class II (q) (r)   $12.95          --              --          --         8.55%
      All contract charges                                 --         420         $ 5,467          --
2010  Lowest contract charge 1.30% Class II (q) (r)    $11.99          --              --          --        13.87%
      Highest contract charge 1.70% Class II (q) (r)   $11.93          --              --          --        13.30%
      All contract charges                                 --         153         $ 1,827          --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (q)         $ 9.93          --              --          --       (16.90)%
      Highest contract charge 1.70% Class 2 (q)        $ 9.84          --              --          --       (17.31)%
      All contract charges                                 --         478         $ 4,730        0.96%
2010  Lowest contract charge 1.30% Class 2 (q)         $11.95          --              --          --        16.02%
      Highest contract charge 1.70% Class 2 (q)        $11.90          --              --          --        15.65%
      All contract charges                                 --         280         $ 3,345        1.35%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                        UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                        VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                        ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 1.30% Class 2 (q)          $10.30          --              --          --         1.58%
      Highest contract charge 1.70% Class 2 (q)         $10.29          --              --          --         1.58%
      All contract charges                                  --           2         $    28          --
TEMPLETON FOREIGN SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class 2 (v)          $ 8.78          --              --          --       (14.26)%
      Highest contract charge 1.70% Class 2 (q) (r)     $ 9.43          --              --          --       (12.20)%
      All contract charges                                  --         517         $ 4,901        1.78%
2010  Lowest contract charge 1.30% Class 2 (q) (r)      $10.79          --              --          --         7.04%
      Highest contract charge 1.70% Class 2 (q) (r)     $10.74          --              --          --         6.65%
      All contract charges                                  --         264         $ 2,838        1.29%
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class 2 (v)          $ 9.76          --              --          --        (1.21)%
      Highest contract charge 1.70% Class 2 (q)         $11.01          --              --          --        (2.57)%
      All contract charges                                  --       3,946         $43,690        5.18%
2010  Lowest contract charge 1.30% Class 2 (q)          $11.35          --              --          --        12.94%
      Highest contract charge 1.70% Class 2 (q)         $11.30          --              --          --        12.44%
      All contract charges                                  --       1,492         $16,914        0.97%
2009  Lowest contract charge 1.30% Class 2 (q)          $10.05          --              --          --         0.20%
      Highest contract charge 1.70% Class 2 (q)         $10.05          --              --          --         0.20%
      All contract charges                                  --           3         $    27          --
TEMPLETON GROWTH SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (t)          $ 9.46          --              --          --        (8.16)%
      Highest contract charge 1.70% Class 2 (t)         $ 9.38          --              --          --        (8.58)%
      All contract charges                                  --          97         $   918        1.40%
2010  Lowest contract charge 1.30% Class 2 (t)          $10.30          --              --          --         7.85%
      Highest contract charge 1.70% Class 2 (t)         $10.26          --              --          --         7.43%
      All contract charges                                  --          60         $   619        1.23%
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class S Shares (v)   $ 9.16          --              --          --       (18.58)%
      Highest contract charge 1.70% Class S Shares (q)  $10.66          --              --          --       (18.13)%
      All contract charges                                  --       1,523         $16,330        0.65%
2010  Lowest contract charge 1.30% Class S Shares (q)   $13.08          --              --          --        26.99%
      Highest contract charge 1.70% Class S Shares (q)  $13.02          --              --          --        26.41%
      All contract charges                                  --         588         $ 7,685        0.01%
2009  Lowest contract charge 1.30% Class S Shares (q)   $10.30          --              --          --         1.88%
      Highest contract charge 1.70% Class S Shares (q)  $10.30          --              --          --         1.88%
      All contract charges                                  --           1         $    10          --

   ----------
  (a)A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
  (b)A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
  (c)A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
  (d)A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
  (e)Units were made available for sale on May 29, 2007.
  (f)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (g)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (h)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (i)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (j)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
  (k)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (l)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Concluded)

  (m)EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
  (n)EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
  (o)EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
  (p)Units were made available for sale on June 08, 2009.
  (q)Units were made available for sale on December 14, 2009.
  (r)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had zero balance and no activity to report.
  (s)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had no accumulation ratios to report.
  (t)Units were made available for sale on January 25, 2010
  (u)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
  (v)Units were made available on January 18, 2011.
  (w)Units were made available on February 22, 2011.
  (x)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
  (y)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
  (z)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
 (aa)Units were made available on October 10, 2011.
  * Expenses as an annual percentage of average net assets consisting of mortality, risk, financial accounting and other expenses, for each period indicated. The ratios included only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of Portfolio fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

  All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm............................................... F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2011 and 2010.............................................. F-2
 Consolidated Statements of Earnings (Loss), Years Ended December 31, 2011, 2010 and 2009............. F-3
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2011, 2010 and 2009. F-5
 Consolidated Statements of Equity, Years Ended December 31, 2011, 2010 and 2009...................... F-6
 Consolidated Statements of Cash Flows, Years Ended December 31, 2011, 2010 and 2009.................. F-7
 Notes to Consolidated Financial Statements........................................................... F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts on January 1, 2012 and the manner in which it accounts for the recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2012, except for the effects of the change in accounting for costs associated with acquiring or renewing insurance contracts, discussed in Note 2 to the consolidated financial statements, as to which the date is August 29, 2012.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                    2011        2010
                                                                                 ----------  ----------
                                                                                      (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair value............................ $   31,992  $   29,057
  Mortgage loans on real estate.................................................      4,281       3,571
  Equity real estate, held for the production of income.........................         99         140
  Policy loans..................................................................      3,542       3,581
  Other equity investments......................................................      1,707       1,618
  Trading securities............................................................        982         506
  Other invested assets.........................................................      2,340       1,413
                                                                                 ----------  ----------
   Total investments............................................................     44,943      39,886
Cash and cash equivalents.......................................................      3,227       2,155
Cash and securities segregated, at fair value...................................      1,280       1,110
Broker-dealer related receivables...............................................      1,327       1,389
Deferred policy acquisition costs...............................................      3,545       6,503
Goodwill and other intangible assets, net.......................................      3,697       3,702
Amounts due from reinsurers.....................................................      3,542       3,252
Loans to affiliates.............................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..............     10,547       4,606
Other assets....................................................................      5,340       5,614
Separate Accounts' assets.......................................................     86,419      92,014
                                                                                 ----------  ----------

TOTAL ASSETS.................................................................... $  164,908  $  161,276
                                                                                 ==========  ==========

LIABILITIES
Policyholders' account balances................................................. $   26,033  $   24,654
Future policy benefits and other policyholders liabilities......................     21,595      18,965
Broker-dealer related payables..................................................        466         369
Customers related payables......................................................      1,889       1,770
Amounts due to reinsurers.......................................................         74          75
Short-term and long-term debt...................................................        645         425
Loans from affiliates...........................................................      1,325       1,325
Income taxes payable............................................................      5,104       3,657
Other liabilities...............................................................      3,815       3,075
Separate Accounts' liabilities..................................................     86,419      92,014
                                                                                 ----------  ----------
   Total liabilities............................................................    147,365     146,329
                                                                                 ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares authorized, issued and
   outstanding.................................................................. $        2  $        2
  Capital in excess of par value................................................      5,743       5,593
  Retained earnings.............................................................      9,392       6,844
  Accumulated other comprehensive income (loss).................................       (297)       (610)
                                                                                 ----------  ----------
  Total AXA Equitable's equity..................................................     14,840      11,829
                                                                                 ----------  ----------
Noncontrolling interest.........................................................      2,703       3,118
                                                                                 ----------  ----------
   Total equity.................................................................     17,543      14,947
                                                                                 ----------  ----------

TOTAL LIABILITIES AND EQUITY.................................................... $  164,908  $  161,276
                                                                                 ==========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
 Total revenues.........................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     3,620       (326)       41
Capitalization of deferred policy acquisition costs.....................      (759)      (655)     (687)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    13,748      8,193     6,535
                                                                         ---------  ---------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                                   2011      2010      2009
                                                                                 --------  --------  --------
                                                                                         (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes................. $  4,124  $  3,248  $ (3,293)
Income tax (expense) benefit....................................................   (1,298)     (789)    1,347
                                                                                 --------  --------  --------

Earnings (loss) from continuing operations, net of income taxes.................    2,826     2,459    (1,946)
Earnings (loss) from discontinued operations, net of income taxes...............       --        --         3
                                                                                 --------  --------  --------

Net earnings (loss).............................................................    2,826     2,459    (1,943)
  Less: net (earnings) loss attributable to the noncontrolling interest.........      101      (235)     (359)
                                                                                 --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable............................... $  2,927  $  2,224  $ (2,302)
                                                                                 ========  ========  ========

Amounts attributable to AXA Equitable:
  Earnings (loss) from continuing operations, net of income taxes............... $  2,927  $  2,224  $ (2,305)
  Earnings (loss) from discontinued operations, net of income taxes.............       --        --         3
                                                                                 --------  --------  --------
Net Earnings (Loss)............................................................. $  2,927  $  2,224  $ (2,302)
                                                                                 ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                 2011      2010      2009
                                                                               --------  --------  --------
                                                                                       (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $  2,826  $  2,459  $ (1,943)
                                                                               --------  --------  --------

Other comprehensive income (loss) net of income taxes:
Cumulative impact of implementing new accounting guidance, net of taxes.......       --        --       (29)
Change in unrealized gains (losses), net of reclassification adjustment.......      366       459     1,360
Defined benefit plans:
 Net gain (loss) arising during year..........................................     (169)     (121)      (65)
 Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........       94        82        65
     Amortization of net prior service credit included in net periodic cost...        1        (1)       (3)
                                                                               --------  --------  --------
       Other comprehensive income (loss) -- defined benefit plans.............      (74)      (40)       (3)
                                                                               --------  --------  --------

Total other comprehensive income (loss), net of income taxes..................      292       419     1,328
                                                                               --------  --------  --------

Comprehensive income (loss)...................................................    3,118     2,878      (615)
                                                                               --------  --------  --------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....      122      (228)     (425)
                                                                               --------  --------  --------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $  3,240  $  2,650  $ (1,040)
                                                                               ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                           2011       2010       2009
                                                                                        ---------  ---------  ---------
                                                                                                 (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year................................. $       2  $       2  $       2
                                                                                        ---------  ---------  ---------

 Capital in excess of par value, beginning of year.....................................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest............................        --         --        (54)
 Changes in capital in excess of par value.............................................       150         10        453
                                                                                        ---------  ---------  ---------
 Capital in excess of par value, end of year...........................................     5,743      5,593      5,583
                                                                                        ---------  ---------  ---------

 Retained earnings, beginning of year..................................................     6,844      4,920      8,413
 Impact of implementing new deferred policy acquisition costs accounting guidance, net
   of taxes............................................................................        --         --     (1,253)
                                                                                        ---------  ---------  ---------
 Retained earnings, beginning of year, as adjusted.....................................     6,844      4,920      7,160
 Net earnings (loss)...................................................................     2,927      2,224     (2,302)
 Stockholder dividends.................................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..........................        --         --         62
                                                                                        ---------  ---------  ---------
 Retained earnings, end of year........................................................     9,392      6,844      4,920
                                                                                        ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year......................      (610)    (1,036)    (2,236)
 Impact of implementing new deferred policy acquisition costs accounting guidance, net
   of taxes............................................................................        --         --        (29)
                                                                                        ---------  ---------  ---------
 Accumulated other comprehensive income (loss), beginning of year, as adjusted.........      (610)    (1,036)    (2,265)
 Impact of implementing new accounting guidance, net of taxes..........................        --         --        (62)
 Other comprehensive income (loss).....................................................       313        426      1,291
                                                                                        ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year............................      (297)      (610)    (1,036)
                                                                                        ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...........................................    14,840     11,829      9,469
                                                                                        ---------  ---------  ---------

 Noncontrolling interest, beginning of year............................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest........................         1          5         --
 Purchase of AllianceBernstein Put.....................................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity............................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.........................................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...........................      (101)       235        359
 Dividends paid to noncontrolling interest.............................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.............       (21)        (7)        66
 Other changes in noncontrolling interest..............................................       189        126        132
                                                                                        ---------  ---------  ---------

     Noncontrolling interest, end of year..............................................     2,703      3,118      3,269
                                                                                        ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.............................................................. $  17,543  $  14,947  $  12,738
                                                                                        =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                              2011      2010      2009
                                                                                            --------  --------  --------
                                                                                                    (IN MILLIONS)
Net earnings (loss)........................................................................ $  2,826  $  2,459  $ (1,943)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................      999       950     1,004
 Universal life and investment-type product policy fee income..............................   (3,312)   (3,067)   (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................      266       125    (1,353)
 (Income) loss related to derivative instruments...........................................   (2,374)      284     3,079
 Change in reinsurance recoverable with affiliate..........................................     (242)     (233)    1,486
 Investment (gains) losses, net............................................................       47       184       (54)
 Change in segregated cash and securities, net.............................................     (170)     (124)    1,587
 Change in deferred policy acquisition costs...............................................    2,861      (981)     (646)
 Change in future policy benefits..........................................................    2,110     1,136      (755)
 Change in income taxes payable............................................................    1,226       803    (1,298)
 Real estate asset write-off charge........................................................        5        26         3
 Change in the fair value of the reinsurance contract asset................................   (5,941)   (2,350)    2,566
 Amortization of deferred compensation.....................................................      418       178        88
 Amortization of deferred sales commission.................................................       38        47        55
 Amortization of reinsurance cost..........................................................      211       274       318
 Other depreciation and amortization.......................................................      146       161       156
 Amortization of other intangibles.........................................................       24        23        24
 Other, net................................................................................      (76)      111        18
                                                                                            --------  --------  --------

Net cash provided by (used in) operating activities........................................     (938)        6     1,417
                                                                                            --------  --------  --------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........    3,435     2,753     2,058
 Sales of investments......................................................................    1,141     3,398     6,737
 Purchases of investments..................................................................   (7,970)   (7,068)   (8,995)
 Cash settlements related to derivative instruments........................................    1,429      (651)   (2,564)
 Change in short-term investments..........................................................       16       (53)      140
 Decrease in loans to affiliates...........................................................       --         3         1
 Increase in loans to affiliates...........................................................       --        --      (250)
 Investment in capitalized software, leasehold improvements and EDP equipment..............     (104)      (62)     (120)
 Other, net................................................................................       25       (25)        9
                                                                                            --------  --------  --------

Net cash provided by (used in) investing activities........................................   (2,028)   (1,705)   (2,984)
                                                                                            --------  --------  --------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010      2009
                                                                       --------  --------  -------
                                                                              (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $ 3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)  (2,161)
 Change in short-term financings......................................      220       (24)     (36)
 Change in collateralized pledged liabilities.........................      989      (270)     126
 Change in collateralized pledged assets..............................       99       533     (632)
 Capital contribution.................................................       --        --      439
 Shareholder dividends paid...........................................     (379)     (300)      --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)      --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)    (320)
 Other, net...........................................................        2        11      145
                                                                       --------  --------  -------

Net cash provided by (used in) financing activities...................    4,038     2,062      956
                                                                       --------  --------  -------

Change in cash and cash equivalents...................................    1,072       363     (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792    2,403
                                                                       --------  --------  -------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $ 1,792
                                                                       ========  ========  =======
Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $    17
                                                                       ========  ========  =======
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $    44
                                                                       ========  ========  =======

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Retrospective Adoption of Accounting Pronouncements

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                                         AS PREVIOUSLY REPORTED    ADJUSTMENT          AS ADJUSTED
                                         --------------------   ----------------  --------------------
                                             DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                         --------------------   ----------------  --------------------
                                            2011        2010      2011     2010      2011       2010
                                         ---------   ---------  -------  -------  ---------  ---------
                                                                 (IN MILLIONS)
ASSETS:
 Deferred policy acquisition costs...... $   4,653   $   8,383  $(1,108) $(1,880) $   3,545  $   6,503

LIABILITIES:
 Income taxes payable...................     5,491       4,315     (387)    (658)     5,104      3,657

EQUITY:
 Retained earnings......................    10,120       8,085     (728)  (1,241)     9,392      6,844
 Accumulated other comprehensive income
   (loss)...............................      (304)       (629)       7       19       (297)      (610)
 Total AXA Equitable's equity...........    15,561      13,051     (721)  (1,222)    14,840     11,829
 Total equity...........................    18,264      16,169     (721)  (1,222)    17,543     14,947

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of earnings (loss):

                                                                  AS PREVIOUSLY
                                                                    REPORTED    ADJUSTMENT AS ADJUSTED
                                                                  ------------- ---------- -----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs.............   $  4,680     $(1,060)   $  3,620
   Capitalization of deferred policy acquisition costs...........     (1,030)        271        (759)
 Earnings (loss) from continuing operations, before income taxes.      3,335         789       4,124
 Income tax (expense) benefit....................................     (1,022)       (276)     (1,298)
 Net earnings (loss).............................................      2,313         513       2,826
 Net Earnings (Loss) Attributable to AXA Equitable...............      2,414         513       2,927

YEAR ENDED DECEMBER 31, 2010
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs.............   $    168     $  (494)   $   (326)
   Capitalization of deferred policy acquisition costs...........       (916)        261        (655)
 Earnings (loss) from continuing operations, before income taxes.      3,015         233       3,248
 Income tax (expense) benefit....................................       (707)        (82)       (789)
 Net earnings (loss).............................................      2,308         151       2,459
 Net Earnings (Loss) Attributable to AXA Equitable...............      2,073         151       2,224

YEAR ENDED DECEMBER 31, 2009
 Benefits and Other Deductions:
   Amortization of deferred policy acquisition costs.............   $    115     $   (74)   $     41
   Capitalization of deferred policy acquisition costs...........       (975)        288        (687)
 Earnings (loss) from continuing operations, before income taxes.     (3,079)       (214)     (3,293)
Income tax (expense) benefit.....................................      1,272          75       1,347
 Net earnings (loss).............................................     (1,804)       (139)     (1,943)
 Net Earnings (Loss) Attributable to AXA Equitable...............     (2,163)       (139)     (2,302)

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                    AS PREVIOUSLY
                                                      REPORTED     ADJUSTMENT   AS ADJUSTED
                                                    ------------- ------------- -----------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011
   CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings..................................   $  2,313       $  513      $  2,826
     Change in deferred policy acquisition costs...      3,650         (789)        2,861
     Change in income taxes payable................        950          276         1,226
YEAR ENDED DECEMBER 31, 2010
   CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings..................................   $  2,308       $  151      $  2,459
     Change in deferred policy acquisition costs...       (747)        (234)         (981)
     Change in income taxes payable................        720           83           803
YEAR ENDED DECEMBER 31, 2009
   CASH FLOWS FROM OPERATING ACTIVITIES:
     Net earnings..................................   $ (1,804)      $ (139)     $ (1,943)
     Change in deferred policy acquisition costs...       (860)         214          (646)
     Change in income taxes payable................     (1,223)         (75)       (1,298)

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                   GROSS      GROSS
                                       AMORTIZED UNREALIZED UNREALIZED               OTTI
                                         COST      GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                       --------- ---------- ---------- ---------- -----------
                                                           (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................ $  21,444  $  1,840    $  147   $  23,137     $  --
 U.S. Treasury, government and agency.     3,598       350        --       3,948        --
 States and political subdivisions....       478        64         2         540        --
 Foreign governments..................       461        65         1         525        --
 Commercial mortgage-backed...........     1,306         7       411         902        22
 Residential mortgage-backed/(1)/.....     1,556        90        --       1,646        --
 Asset-backed/(2)/....................       260        15        11         264         6
 Redeemable preferred stock...........     1,106        38       114       1,030        --
                                       ---------  --------    ------   ---------     -----
   Total Fixed Maturities.............    30,209     2,469       686      31,992        28

Equity securities.....................        18         1        --          19        --
                                       ---------  --------    ------   ---------     -----

Total at December 31, 2011............ $  30,227  $  2,470    $  686   $  32,011     $  28
                                       =========  ========    ======   =========     =====
December 31, 2010:
Fixed Maturities:
 Corporate............................ $  20,494  $  1,348    $  110   $  21,732     $  --
 U.S. Treasury, government and agency.     1,986        18        88       1,916        --
 States and political subdivisions....       516        11        16         511        --
 Foreign governments..................       502        59         1         560        --
 Commercial mortgage-backed...........     1,473         5       375       1,103        19
 Residential mortgage-backed/(1)/.....     1,601        67        --       1,668        --
 Asset-backed/(2)/....................       245        13        12         246         7
 Redeemable preferred stock...........     1,364        23        66       1,321        --
                                       ---------  --------    ------   ---------     -----
   Total Fixed Maturities.............    28,181     1,544       668      29,057        26

Equity securities.....................        26        --         3          23        --
                                       ---------  --------    ------   ---------     -----

Total at December 31, 2010............ $  28,207  $  1,544    $  671   $  29,080     $  26
                                       =========  ========    ======   =========     =====

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058 $   2,090
          Due in years two through five..........     8,257     8,722
          Due in years six through ten...........     9,881    10,723
          Due after ten years....................     5,785     6,615
                                                  --------- ---------
             Subtotal............................    25,981    28,150
          Commercial mortgage-backed securities..     1,306       902
          Residential mortgage-backed securities.     1,556     1,646
          Asset-backed securities................       260       264
                                                  --------- ---------
          Total.................................. $  29,103 $  30,962
                                                  ========= =========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                        December 31,
                                                  ------------------------
                                                   2011     2010     2009
                                                  ------  -------  -------
                                                        (IN MILLIONS)
Credit losses recognized in earnings (loss)/(1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI..............     (4)     (18)      (6)
                                                  ------  -------  -------
Total OTTI....................................... $  (36) $  (300) $  (174)
                                                  ======  =======  =======

 /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                          2011     2010
                                                                                        -------  -------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold....      29       99
Recognized impairments on securities impaired to fair value this period/(1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired...............     (27)    (268)
Additional impairments this period on securities previously impaired...................      (5)      (8)
Increases due to passage of time on previously recorded credit losses..................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows.      --       --
                                                                                        -------  -------
Balances at December 31,............................................................... $  (332) $  (329)
                                                                                        =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      Net Unrealized Gains (Losses) on Fixed Maturities with OTTI Losses

                                                                                                       AOCI Gain
                                                             Net                          Deferred       (Loss)
                                                         Unrealized                        Income    Related to Net
                                                            Gains                            Tax       Unrealized
                                                         (Losses) on       Policyholders    Asset      Investment
                                                         Investments   DAC  Liabilities  (Liability) Gains (Losses)
                                                         ----------- ----- ------------- ----------- --------------
                                                                               (In Millions)
Balance, January 1, 2011................................   $  (16)   $  3      $  2         $   4        $   (7)
Net investment gains (losses) arising during the period.      (32)     --        --            --           (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................        5      --        --            --             5
   Excluded from Net earnings (loss)/(1)/...............       (4)     --        --            --            (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................       --       2        --            --             2
   Deferred income taxes................................       --      --        --             8             8
   Policyholders liabilities............................       --      --         4            --             4
                                                           ------    ----      ----         -----        ------
Balance, December 31, 2011..............................   $  (47)   $  5      $  6         $  12        $  (24)
                                                           ======    ====      ====         =====        ======
Balance, January 1, 2010................................   $  (11)   $  5      $ --         $   2        $   (4)
Net investment gains (losses) arising during the period.        3      --        --            --             3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................        9      --        --            --             9
   Excluded from Net earnings (loss)/(1)/...............      (17)     --        --            --           (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................       --      (2)       --            --            (2)
   Deferred income taxes................................       --      --        --             2             2
   Policyholders liabilities............................       --      --         2            --             2
                                                           ------    ----      ----         -----        ------
Balance, December 31, 2010..............................   $  (16)   $  3      $  2         $   4        $   (7)
                                                           ======    ====      ====         =====        ======

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

                             ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                          AOCI GAIN
                                                             NET                             DEFERRED       (LOSS)
                                                         UNREALIZED                           INCOME    RELATED TO NET
                                                            GAINS                               TAX       UNREALIZED
                                                         (LOSSES) ON          POLICYHOLDERS    ASSET      INVESTMENT
                                                         INVESTMENTS    DAC    LIABILITIES  (LIABILITY) GAINS (LOSSES)
                                                         ----------- -------  ------------- ----------- --------------
                                                                                 (IN MILLIONS)
Balance, January 1, 2011................................  $    889   $  (108)    $  (121)     $  (232)     $   428
Net investment gains (losses) arising during the period.       915        --          --           --          915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................        23        --          --           --           23
   Excluded from Net earnings (loss)/(1)/...............         4        --          --           --            4
Impact of net unrealized investment gains (losses) on:
   DAC..................................................        --       (99)         --           --          (99)
   Deferred income taxes................................        --        --          --         (201)        (201)
   Policyholders liabilities............................        --        --        (264)          --         (264)
                                                          --------   -------     -------      -------      -------
Balance, December 31, 2011..............................  $  1,831   $  (207)    $  (385)     $  (433)     $   806
                                                          ========   =======     =======      =======      =======
Balance as of January 1, 2010, as previously reported...  $     (6)  $   (21)    $    --      $    32      $     5
Impact of implementing new accounting guidance..........        --        (6)         --            2           (4)
                                                          --------   -------     -------      -------      -------
Balance as of January 1, 2010, as adjusted..............        (6)      (27)         --           34            1
Net investment gains (losses) arising during the period.       680        --          --           --          680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................       198        --          --           --          198
   Excluded from Net earnings (loss)/(1)/...............        17        --          --           --           17
Impact of net unrealized investment gains (losses) on:
   DAC..................................................        --       (81)         --           --          (81)
   Deferred income taxes................................        --        --          --         (266)        (266)
   Policyholders liabilities............................        --        --        (121)          --         (121)
                                                          --------   -------     -------      -------      -------
Balance, December 31, 2010..............................  $    889   $  (108)    $  (121)     $  (232)     $   428
                                                          ========   =======     =======      =======      =======

 /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                          LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                         --------------------  --------------------  --------------------
                                                      GROSS                 GROSS                 GROSS
                                                    UNREALIZED            UNREALIZED            UNREALIZED
                                         FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                         ---------- ---------- ---------- ---------- ---------- ----------
                                                                   (IN MILLIONS)
December 31, 2011:
Fixed Maturities:
   Corporate............................  $  1,910   $   (96)   $    389   $   (51)   $  2,299   $  (147)
   U.S. Treasury, government and agency.       149        --          --        --         149        --
   States and political subdivisions....        --        --          18        (2)         18        (2)
   Foreign governments..................        30        (1)          5        --          35        (1)
   Commercial mortgage-backed...........        79       (27)        781      (384)        860      (411)
   Residential mortgage-backed..........        --        --           1        --           1        --
   Asset-backed.........................        49        --          44       (11)         93       (11)
   Redeemable preferred stock...........       341       (28)        325       (86)        666      (114)
                                          --------   -------    --------   -------    --------   -------
Total...................................  $  2,558   $  (152)   $  1,563   $  (534)   $  4,121   $  (686)
                                          ========   =======    ========   =======    ========   =======
December 31, 2010:
Fixed Maturities:
   Corporate............................  $  1,999   $   (68)   $    394   $   (42)   $  2,393   $  (110)
   U.S. Treasury, government and agency.       820       (42)        171       (46)        991       (88)
   States and political subdivisions....       225        (9)         33        (7)        258       (16)
   Foreign governments..................        77        (1)         10        --          87        (1)
   Commercial mortgage-backed...........        46        (3)        936      (372)        982      (375)
   Residential mortgage-backed..........       157        --           2        --         159        --
   Asset-backed.........................        23        --          65       (12)         88       (12)
   Redeemable preferred stock...........       345        (7)        689       (59)      1,034       (66)
                                          --------   -------    --------   -------    --------   -------
Total...................................  $  3,692   $  (130)   $  2,300   $  (538)   $  5,992   $  (668)
                                          ========   =======    ========   =======    ========   =======

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2011

                                                OUTSTANDING RECORDED INVESTMENT
                                                -------------------------------
                                        NUMBER      PRE-           POST-
                                       OF LOANS MODIFICATION    MODIFICATION
                                       -------- ------------    ------------
                                                      (IN MILLIONS)
       Troubled debt restructurings:
          Agricultural mortgage loans.    --       $   --          $   --
          Commercial mortgage loans...     2          145             141
                                          --       ------          ------
       Total..........................     2       $  145          $  141
                                          ==       ======          ======

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                          COMMERCIAL MORTGAGE LOANS
                                                         --------------------------
                                                          2011      2010     2009
                                                          -----    -----    -----
                                                               (IN MILLIONS)
     ALLOWANCE FOR CREDIT LOSSES:
     Beginning Balance, January 1,...................... $  18     $  --    $  --
        Charge-offs.....................................    --        --       --
        Recoveries......................................    (8)       --       --
        Provision.......................................    22        18       --
                                                          -----     -----    -----
     Ending Balance, December 31,....................... $  32     $  18    $  --
                                                          =====     =====    =====
     Ending Balance, December 31,:
        Individually Evaluated for Impairment........... $  32     $  18    $  --
                                                          =====     =====    =====
        Collectively Evaluated for Impairment........... $  --     $  --    $  --
                                                          =====     =====    =====
        Loans Acquired with Deteriorated Credit Quality. $  --     $  --    $  --
                                                          =====     =====    =====

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

             MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                                     DECEMBER 31, 2011

                                             DEBT SERVICE COVERAGE RATIO
                                   ------------------------------------------------
                                                                              LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- ------- ------- ------ --------
                                                         (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% -- 50%.........................  $  182   $   --  $   33  $   30  $   31  $   -- $    276
50% -- 70%........................     201      252     447     271      45      --    1,216
70% -- 90%........................      --       41     280     318     213      --      852
90% plus..........................      --       --      84     135     296     117      632
                                    ------   ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans...  $  383   $  293  $  844  $  754  $  585  $  117 $  2,976
                                    ======   ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
0% -- 50%.........................  $  150   $   89  $  175  $  247  $  190  $    8 $    859
50% -- 70%........................      68       15     101     158      82      45      469
70% -- 90%........................      --       --      --       1      --       8        9
90% plus..........................      --       --      --      --      --      --       --
                                    ------   ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans.  $  218   $  104  $  276  $  406  $  272  $   61 $  1,337
                                    ======   ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/(1)/
0% -- 50%.........................  $  332   $   89  $  208  $  277  $  221  $    8 $  1,135
50% -- 70%........................     269      267     548     429     127      45    1,685
70% -- 90%........................      --       41     280     319     213       8      861
90% plus..........................      --       --      84     135     296     117      632
                                    ------   ------  ------  ------  ------  ------ --------
Total Mortgage Loans..............  $  601   $  397  $1,120  $1,160  $  857  $  178 $  4,313
                                    ======   ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

             MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                                    DECEMBER 31, 2010

                                             DEBT SERVICE COVERAGE RATIO
                                   -----------------------------------------------
                                                                             LESS   TOTAL
                                    GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO THAN  MORTGAGE
                                   THAN 2.0X  2.0X    1.8X    1.5X    1.2X   1.0X    LOAN
LOAN-TO-VALUE RATIO:/(2)/          --------- ------- ------- ------- ------- ----- --------
                                                        (IN MILLIONS)
Commercial Mortgage Loans/(1)/
 0% -- 50%........................  $   59   $   --  $   --  $   52  $   --  $  -- $    111
 50% -- 70%.......................      32      109     111      72      55     --      379
 70% -- 90%.......................     194       35     406     402     124     50    1,211
 90% plus.........................      --       --      87      24     402     61      574
                                    ------   ------  ------  ------  ------  ----- --------

Total Commercial Mortgage Loans...  $  285   $  144  $  604  $  550  $  581  $ 111 $  2,275
                                    ======   ======  ======  ======  ======  ===== ========

Agricultural Mortgage Loans/(1)/
 0% -- 50%........................  $  155   $   80  $  162  $  243  $  186  $   5 $    831
 50% -- 70%.......................      52       13     134     150     107     24      480
 70% -- 90%.......................      --       --      --      --      --     --       --
 90% plus.........................      --       --      --      --       3     --        3
                                    ------   ------  ------  ------  ------  ----- --------

Total Agricultural Mortgage Loans.  $  207   $   93  $  296  $  393  $  296  $  29 $  1,314
                                    ======   ======  ======  ======  ======  ===== ========
Total Mortgage Loans/(1)/
 0% -- 50%........................  $  214   $   80  $  162  $  295  $  186  $   5 $    942
 50% -- 70%.......................      84      122     245     222     162     24      859
 70% -- 90%.......................     194       35     406     402     124     50    1,211
 90% plus.........................      --       --      87      24     405     61      577
                                    ------   ------  ------  ------  ------  ----- --------
Total Mortgage Loans..............  $  492   $  237  $  900  $  943  $  877  $ 140 $  3,589
                                    ======   ======  ======  ======  ======  ===== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                               AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                       RECORDED
                                                                                      INVESTMENT
                                       90 DAYS                         TOTAL    (GREATER THAN) 90 DAYS
                      30-59  60-89         OR                        FINANCING           AND
                        DAYS   DAYS (GREATER THAN)   TOTAL CURRENT  RECEIVABLES        ACCRUING
                      ------ ------ -------------- ------- -------- ----------- ----------------------
                                                       (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61   $ --       $ --       $  61  $  2,915  $  2,976           $  --
 Agricultural........     5      1          7          13     1,324     1,337               3
                      -----   ----       ----       -----  --------  --------           -----
TOTAL MORTGAGE LOANS. $  66   $  1       $  7       $  74  $  4,239  $  4,313           $   3
                      =====   ====       ====       =====  ========  ========           =====
December 31, 2010
 Commercial.......... $  --   $ --       $ --       $  --  $  2,275  $  2,275           $  --
 Agricultural........    --     --          5           5     1,309     1,314               3
                      -----   ----       ----       -----  --------  --------           -----
Total Mortgage Loans. $  --   $ --       $  5       $   5  $  3,584  $  3,589           $   3
                      =====   ====       ====       =====  ========  ========           =====

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                                                     IMPAIRED MORTGAGE LOANS

                                                 UNPAID                AVERAGE       INTEREST
                                      RECORDED  PRINCIPAL  RELATED     RECORDED       INCOME
                                     INVESTMENT  BALANCE  ALLOWANCE INVESTMENT/(1)/ RECOGNIZED
                                     ---------- --------- --------- --------------  ----------
                                                          (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans -- other.   $   --    $   --     $  --       $   --          $--
 Agricultural mortgage loans........        5         5        --            5           --
                                       ------    ------     -----       ------         ----
TOTAL...............................   $    5    $    5     $  --       $    5          $--
                                       ======    ======     =====       ======         ====
With related allowance recorded:
 Commercial mortgage loans -- other.   $  202    $  202     $ (32)      $  152         $  8
 Agricultural mortgage loans........       --        --        --           --           --
                                       ------    ------     -----       ------         ----
TOTAL...............................   $  202    $  202     $ (32)      $  152           $8
                                       ======    ======     =====       ======         ====
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans -- other.   $   --    $   --     $  --       $   --          $--
 Agricultural mortgage loans........        3         3        --           --           --
                                       ------    ------     -----       ------         ----
Total...............................   $    3    $    3     $  --       $   --          $--
                                       ======    ======     =====       ======         ====
With related allowance recorded:
 Commercial mortgage loans -- other.   $  122    $  122     $ (18)      $   24           $2
 Agricultural mortgage loans........       --        --        --           --           --
                                       ------    ------     -----       ------         ----
Total...............................   $  122    $  122     $ (18)      $   24           $2
                                       ======    ======     =====       ======         ====

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds -- third party................................. $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======

                                                                               2011    2010    2009
                                                                              ------  ------  -----
                                                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $  110  $  30
Net revenues of other limited partnership interests..........................      6       3     (5)
Interest expense -- third party..............................................    (21)    (22)    (7)
Other expenses...............................................................    (61)    (59)   (17)
                                                                              ------  ------  -----
Net Earnings (Loss).......................................................... $   35  $   32  $   1
                                                                              ======  ======  =====

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $   18  $   2
                                                                              ======  ======  =====

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                   FAIR VALUE
                                             ----------------------- GAINS (LOSSES)
                                    NOTIONAL    ASSET     LIABILITY    REPORTED IN
                                     AMOUNT  DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                    -------- ----------- ----------- ---------------
                                                     (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
 Futures........................... $ 6,443    $    --      $  2         $  (34)
 Swaps.............................     784         10        21             33
 Options...........................   1,211         92        85            (20)

Interest rate contracts:/(1)/
 Floors............................   3,000        327        --            139
 Swaps.............................   9,826        503       317            590
 Futures...........................  11,983         --        --            849
 Swaptions.........................   7,354      1,029        --            817

Other freestanding contracts:/(1)/
 Foreign currency Contracts........      38         --        --             --
                                                                         ------
NET INVESTMENT INCOME (LOSS).......                                       2,374
                                                                         ------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/(2)/....      --     10,547        --          5,941

GWBL and other features/(3)/.......      --         --       227           (189)
                                    -------    -------      ----         ------

Balances, December 31, 2011........ $40,639    $12,508      $652         $8,126
                                    =======    =======      ====         ======

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                   Fair Value
                                             ----------------------- Gains (Losses)
                                    Notional    Asset     Liability    Reported In
                                     Amount  Derivatives Derivatives Earnings (Loss)
                                    -------- ----------- ----------- ---------------
                                                     (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
 Futures........................... $ 3,772    $   --       $ --         $ (815)
 Swaps.............................     734        --         27            (79)
 Options...........................   1,070         5          1            (49)

Interest rate contracts:/(1)/
 Floors............................   9,000       326         --            157
 Swaps.............................   5,352       201        134            250
 Futures...........................   5,151        --         --            289
 Swaptions.........................   4,479       171         --            (38)

Other freestanding contracts:/(1)/
 Foreign currency contracts........     133        --          1              1
                                                                         ------
 Net investment income (loss)......                                        (284)
                                                                         ------

Embedded derivatives:
GMIB reinsurance contracts/(2)/....      --     4,606         --          2,350

GWBL and other features/(3)/.......      --        --         38             17
                                    -------    ------       ----         ------

Balances, December 31, 2010........ $29,691    $5,309       $201         $2,083
                                    =======    ======       ====         ======

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------
Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)
Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1   LEVEL 2   LEVEL 3    TOTAL
                                         --------- --------- --------- --------
                                                      (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................  $     7   $22,698   $   432  $ 23,137
   U.S. Treasury, government and agency.       --     3,948        --     3,948
   States and political subdivisions....       --       487        53       540
   Foreign governments..................       --       503        22       525
   Commercial mortgage-backed...........       --        --       902       902
   Residential mortgage-backed/(1)/.....       --     1,632        14     1,646
   Asset-backed/(2)/....................       --        92       172       264
   Redeemable preferred stock...........      203       813        14     1,030
                                          -------   -------   -------  --------
     Subtotal...........................      210    30,173     1,609    31,992
                                          -------   -------   -------  --------
 Other equity investments...............       66        --        77       143
 Trading securities.....................      457       525        --       982
 Other invested assets:.................
   Short-term investments...............       --       132        --       132
   Swaps................................       --       177        (2)      175
   Futures..............................       (2)       --        --        (2)
   Options..............................       --         7        --         7
   Floors...............................       --       327        --       327
   Swaptions............................       --     1,029        --     1,029
                                          -------   -------   -------  --------
     Subtotal...........................       (2)    1,672        (2)    1,668
                                          -------   -------   -------  --------
Cash equivalents........................    2,475        --        --     2,475
Segregated securities...................       --     1,280        --     1,280
GMIB reinsurance contracts..............       --        --    10,547    10,547
Separate Accounts' assets...............   83,672     2,532       215    86,419
                                          -------   -------   -------  --------
   Total Assets.........................  $86,878   $36,182   $12,446  $135,506
                                          =======   =======   =======  ========
LIABILITIES
GWBL and other features' liability......       --        --       227       227
                                          -------   -------   -------  --------
   Total Liabilities....................  $    --   $    --   $   227  $    227
                                          =======   =======   =======  ========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                                   Level 1   Level 2   Level 3    Total
                                                 --------- --------- --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities, available-for-sale:
       Corporate................................ $       7 $  21,405 $    320  $   21,732
       U.S. Treasury, government and agency.....        --     1,916       --       1,916
       States and political subdivisions........        --       462       49         511
       Foreign governments......................        --       539       21         560
       Commercial mortgage-backed...............        --        --    1,103       1,103
       Residential mortgage-backed/(1)/.........        --     1,668       --       1,668
       Asset-backed/(2)/........................        --        98      148         246
       Redeemable preferred stock...............       207     1,112        2       1,321
                                                 --------- --------- --------  ----------
          Subtotal..............................       214    27,200    1,643      29,057
                                                 --------- --------- --------  ----------
   Other equity investments.....................        77        24       73         174
   Trading securities...........................       425        81       --         506
   Other invested assets:
       Short-term investments...................        --       148       --         148
       Swaps....................................        --        40       --          40
       Options..................................        --         4       --           4
       Floors...................................        --       326       --         326
       Swaptions................................        --       171       --         171
                                                 --------- --------- --------  ----------
          Subtotal..............................        --       689       --         689
                                                 --------- --------- --------  ----------
Cash equivalents................................     1,693        --       --       1,693
Segregated securities...........................        --     1,110       --       1,110
GMIB reinsurance contracts......................        --        --    4,606       4,606
Separate Accounts' assets.......................    89,647     2,160      207      92,014
                                                 --------- --------- --------  ----------
   Total Assets................................. $  92,056 $  31,264 $  6,529  $  129,849
                                                 ========= ========= ========  ==========
LIABILITIES
GWBL and other features' liability.............. $      -- $      -- $     38  $       38
                                                 --------- --------- --------  ----------
   Total Liabilities............................ $      -- $      -- $     38  $       38
                                                 ========= ========= ========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                        STATE AND
                                                                        POLITICAL         COMMERCIAL RESIDENTIAL
                                                                          SUB-    FOREIGN MORTGAGE-   MORTGAGE-  ASSET-
                                                              CORPORATE DIVISIONS  GOVTS    BACKED     BACKED    BACKED
                                                              --------- --------- ------- ---------- ----------- ------
                                                                                    (IN MILLIONS)

BALANCE, JANUARY 1, 2011.....................................  $  320     $  49    $  21   $  1,103     $  --    $  148
 Total gains (losses), realized and unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)............................       1        --       --          2        --        --
     Investment gains (losses), net..........................      --        --       --        (30)       --         1
                                                               ------     -----    -----   --------     -----    ------
       Subtotal..............................................       1        --       --        (28)       --         1
                                                               ------     -----    -----   --------     -----    ------
     Other comprehensive income (loss).......................      (2)        5       (1)       (34)       (1)        2
Purchases....................................................     117        --        1         --        --        21
Issuances....................................................      --        --       --         --        --        --
Sales........................................................     (52)       (2)      --       (139)       (5)      (33)
Settlements..................................................      --        --       --         --        --        --
Transfers into Level 3/(2)/..................................     100         1        1         --        20        33
Transfers out of Level 3/(2)/................................     (52)       --       --         --        --        --
                                                               ------     -----    -----   --------     -----    ------
BALANCE, DECEMBER 31, 2011/(1)/..............................  $  432     $  53    $  22   $    902     $  14    $  172
                                                               ======     =====    =====   ========     =====    ======
BALANCE, JANUARY 1, 2010.....................................  $  466     $  47    $  21   $  1,490     $  --    $  217
 Total gains (losses), realized and unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)............................       4        --       --          2        --        --
     Investment gains (losses), net..........................       6        --       --       (271)       --         1
                                                               ------     -----    -----   --------     -----    ------
       Subtotal..............................................  $   10     $  --    $  --   $   (269)    $  --    $    1
                                                               ------     -----    -----   --------     -----    ------
   Other comprehensive income (loss).........................       3         3       --        119        --        14
 Purchases/issuances.........................................      22        --       --         --        --        --
 Sales/settlements...........................................     (88)       (1)      --       (237)       --       (40)
 Transfers into/out of Level 3/(2)/..........................     (93)       --       --         --        --       (44)
                                                               ------     -----    -----   --------     -----    ------
BALANCE, DECEMBER 31, 2010/(1)/..............................  $  320     $  49    $  21   $  1,103     $  --    $  148
                                                               ======     =====    =====   ========     =====    ======

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                                                                                  GWBL
                                                                                                                   AND
                                                     REDEEMABLE                   OTHER       GMIB     SEPARATE   OTHER
                                                     PREFERRED   OTHER EQUITY    INVESTED  REINSURANCE ACCOUNTS FEATURES
                                                       STOCK    INVESTMENTS/(1)/  ASSETS      ASSET     ASSETS  LIABILITY
                                                     ---------- ---------------  --------  ----------- -------- ---------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2011............................   $   2         $  73       $     --   $   4,606   $  207   $   38
  Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)...................      --            --             (2)         --       --       --
     Investment gains (losses), net.................      --             1             --          --       --       --
     Increase (decrease) in the fair value
       of reinsurance contracts.....................      --            --             --       5,737       17       --
     Policyholders' benefits........................      --            --             --          --       --      170
                                                       -----         -----       --------   ---------   ------   ------
       Subtotal.....................................      --             1             (2)      5,737       17      170
                                                       -----         -----       --------   ---------   ------   ------
     Other comprehensive income (loss)..............      (1)            6             --          --       --       --
Purchases...........................................      --             2             --         204        4       19
Issuances...........................................      --            --             --          --       --       --
Sales...............................................      (2)           (5)            --          --      (11)      --
Settlements.........................................      --            --             --          --       (2)      --
Transfers into Level 3/(2)/.........................      15            --             --          --       --       --
Transfers out of Level 3/(2)/.......................      --            --             --          --       --       --
                                                       -----         -----       --------   ---------   ------   ------
BALANCE, DECEMBER 31, 2011..........................   $  14         $  77       $     (2)  $  10,547   $  215   $  227
                                                       =====         =====       ========   =========   ======   ======

BALANCE, JANUARY 1, 2010............................   $  12         $   2       $    300   $   2,256   $  230   $   55
  Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...................      --            --             --          --       --       --
     Investment gains (losses), net.................       4            --             --          --      (22)      --
     Increase (decrease) in the fair value
       of reinsurance contracts.....................      --            --             --       2,150       --       --
     Policyholders' benefits........................      --            --             --          --       --      (34)
                                                       -----         -----       --------   ---------   ------   ------
       Subtotal.....................................   $   4         $  --       $     --   $   2,150   $  (22)  $  (34)
                                                       -----         -----       --------   ---------   ------   ------
     Other comprehensive income (loss)..............      --            --             --          --       --       --
  Purchases/issuances...............................      --            60             --         200        2       17
  Sales/settlements.................................     (14)           (1)            --          --       (8)      --
  Transfers into/out of Level 3/(2)/................      --            12           (300)         --        5       --
                                                       -----         -----       --------   ---------   ------   ------
BALANCE, DECEMBER 31, 2010..........................   $   2         $  73       $     --   $   4,606   $  207   $   38
                                                       =====         =====       ========   =========   ======   ======

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                              EARNINGS (LOSS)
                                                   --------------------------------------
                                                                              INCREASE
                                                                             (DECREASE)
                                                      NET                      IN THE
                                                   INVESTMENT  INVESTMENT   FAIR VALUE OF           POLICY-
                                                     INCOME       GAINS      REINSURANCE            HOLDERS'
                                                     (LOSS)   (LOSSES), NET   CONTRACTS      OCI    BENEFITS
                                                   ---------- ------------- ------------- ------  ----------
                                                                         (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $      --     $   --       $     --    $    1   $    --
     State and political subdivisions.............        --         --             --         5        --
     Foreign governments..........................        --         --             --        (1)       --
     Commercial mortgage-backed...................        --         --             --       (40)       --
     Asset-backed.................................        --         --             --         2        --
     Other fixed maturities, available-for-sale...        --         --             --        (2)       --
                                                   ---------     ------       --------    ------   -------
       Subtotal................................... $      --     $   --       $     --    $  (35)  $    --
                                                   ---------     ------       --------    ------   -------
   Equity securities, available-for-sale..........        --         --             --        --        --
   Other invested assets..........................        --         --             --        --        --
   GMIB reinsurance contracts.....................        --         --          5,941        --        --
   Separate Accounts' assets......................        --         18             --        --        --
   GWBL and other features' liability.............        --         --             --        --      (189)
                                                   ---------     ------       --------    ------   -------
       Total...................................... $      --     $   18       $  5,941    $  (35)  $  (189)
                                                   =========     ======       ========    ======   =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $      --     $   --       $     --    $   10   $    --
     State and political subdivisions.............        --         --             --         2        --
     Foreign governments..........................        --         --             --         1        --
     Commercial mortgage-backed...................        --         --             --        92        --
     Asset-backed.................................        --         --             --        13        --
     Other fixed maturities, available-for-sale...        --         --             --        --        --
                                                   ---------     ------       --------    ------   -------
       Subtotal................................... $      --     $   --       $     --    $  118   $    --
                                                   ---------     ------       --------    ------   -------
     Equity securities, available-for-sale........        --         --             --        --        --
       Other invested assets......................        --         --             --        --        --
   GMIB reinsurance contracts.....................        --         --          2,350        --        --
   Separate Accounts' assets......................        --        (21)            --        --        --
   GWBL and other features' liability.............        --         --             --        --        17
                                                   ---------     ------       --------    ------   -------
       Total...................................... $      --     $  (21)      $  2,350    $  118   $    17
                                                   =========     ======       ========    ======   =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                   DECEMBER 31,
                                        -----------------------------------
                                              2011              2010
                                        ----------------- -----------------
                                        CARRYING  FAIR    Carrying  Fair
                                          VALUE    VALUE    Value    Value
                                        -------- -------- -------- --------
                                                   (IN MILLIONS)
Consolidated:
   Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
   Other limited partnership interests.    1,582    1,582    1,451    1,451
   Policyholders liabilities:
       Investment contracts............    2,549    2,713    2,609    2,679
   Long-term debt......................      200      220      200      228
   Loans to affiliates.................    1,041    1,097    1,045    1,101

Closed Blocks:
   Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
   Other equity investments............        1        1        1        1
   SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
   Paid guarantee benefits...     (249)      (58)     (307)
   Other changes in reserve..      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
   Paid guarantee benefits...     (208)      (45)     (253)
   Other changes in reserve..      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
   Paid guarantee benefits...     (203)      (47)     (250)
   Other changes in reserve..      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...    $  327
   Paid guarantee benefits...       (86)
   Other changes in reserve..       164
                                 ------
Balance at December 31, 2009.       405
   Paid guarantee benefits...       (81)
   Other changes in reserve..       209
                                 ------
Balance at December 31, 2010.       533
   Paid guarantee benefits...       (81)
   Other changes in reserve..       264
                                 ------
Balance at December 31, 2011.    $  716
                                 ======

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                         RETURN OF
                                                           PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                         ---------  --------- --------- ---------  ---------
                                                                        (DOLLARS IN MILLIONS)
GMDB:
   Account values invested in:
       General Account.................................. $  12,194  $    218  $    119  $     459  $  12,990
       Separate Accounts................................ $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
   Net amount at risk, gross............................ $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
   Net amount at risk, net of amounts reinsured......... $   1,642  $    879  $  2,003  $   5,964  $  10,488
   Average attained age of contractholders..............      49.2      63.3      68.7       63.9       53.3
   Percentage of contractholders over age 70............       2.8%     27.6%     47.2%      28.5%      10.4%
   Range of contractually specified interest rates......       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
   Account values invested in:
       General Account..................................       N/A       N/A  $     26  $     583  $     609
       Separate Accounts................................       N/A       N/A  $  2,479  $  43,408  $  45,887
   Net amount at risk, gross............................       N/A       N/A  $  2,039  $   9,186  $  11,225
   Net amount at risk, net of amounts reinsured.........       N/A       N/A  $    603  $   2,520  $   3,123
   Weighted average years remaining until annuitization.       N/A       N/A       0.4        5.3        4.9
   Range of contractually specified interest rates......       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies -- No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                DIRECT      REINSURANCE
                                LIABILITY     CEDED       NET
                              ----------- ------------- ------
                                       (IN MILLIONS)
Balance at January 1, 2009...   $  203       $  (153)   $   50
   Other changes in reserves.       52           (21)       31
                                ------       -------    ------
Balance at December 31, 2009.      255          (174)       81
   Other changes in reserves.      120           (57)       63
                                ------       -------    ------
Balance at December 31, 2010.      375          (231)      144
   Other changes in reserves.       95           (31)       64
                                ------       -------    ------
Balance at December 31, 2011.   $  470       $  (262)   $  208
                                ======       =======    ======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011    2010    2009
                                                                    ------  ------  ------
                                                                         (IN MILLIONS)
Direct premiums.................................................... $  908  $  903  $  838
Reinsurance assumed................................................    210     213     202
Reinsurance ceded..................................................   (585)   (586)   (609)
                                                                    ------  ------  ------
Premiums........................................................... $  533  $  530  $  431
                                                                    ======  ======  ======
Universal Life and Investment-type Product Policy Fee Income Ceded. $  221  $  210  $  197
                                                                    ======  ======  ======
Policyholders' Benefits Ceded...................................... $  510  $  536  $  485
                                                                    ======  ======  ======
Interest Credited to Policyholders' Account Balances Ceded......... $   --  $   --  $   --
                                                                    ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                             2011   2010   2009
                                           ------ ------ ------
                                              (IN MILLIONS)
Incurred benefits related to current year. $  24  $  30  $  38
Incurred benefits related to prior years..    18     10      6
                                           -----  -----  -----
Total Incurred Benefits................... $  42  $  40  $  44
                                           =====  =====  =====
Benefits paid related to current year..... $  15  $  12  $  13
Benefits paid related to prior years......    24     30     34
                                           -----  -----  -----
Total Benefits Paid....................... $  39  $  42  $  47
                                           =====  =====  =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------
Long-term debt:
AXA Equitable:
   Surplus Notes, 7.7%, due 2015..........................................    200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------
Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -- a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                2011   2010   2009
                                              ------ ------ ------
                                                 (IN MILLIONS)
Investment advisory and services fees........ $  865 $  809 $  644
Distribution revenues........................    352    339    277
Other revenues -- shareholder servicing fees.     92     93     90
Other revenues -- other......................      6      5      7
Institutional research services..............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                 2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                    2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                        DECEMBER 31,
                                                      ----------------
                                                         2011     2010
                                                      --------  ------
                                                        (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $1,406
Actual return on plan assets.........................       77     106
Contributions........................................      672     202
Benefits paid and fees...............................     (185)   (185)
                                                      --------  ------
Pension plan assets at fair value, end of year.......    2,093   1,529
PBO..................................................    2,626   2,424
                                                      --------  ------
Excess of PBO Over Pension Plan Assets............... $   (533) $ (895)
                                                      ========  ======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                           DECEMBER 31,
                                          ---------------
                                             2011    2010
                                          -------- ------
                                           (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $1,554
Unrecognized prior service cost (credit).        7      8
                                          -------- ------
 Total................................... $  1,686 $1,562
                                          ======== ======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                 DECEMBER 31,
                                 ------------
                                  2011   2010
                                 -----  -----
                                 (IN MILLIONS)
Fixed Maturities................  52.4%  48.5%
Equity Securities...............  36.3   37.0
Equity real estate..............   9.3   11.8
Cash and short-term investments.   2.0    2.7
                                 -----  -----
 Total.......................... 100.0% 100.0%
                                 =====  =====

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2 LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- ------- ------- --------
                                                (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $  797  $   --  $    797
 U.S. Treasury, government and agency.     --     275      --       275
 States and political subdivisions....     --      11      --        11
 Other structured debt................     --      --       6         6
Common and preferred equity...........    712       2      --       714
Mutual funds..........................     33      --      --        33
Private real estate investment funds..     --      --       4         4
Private real estate investment trusts.     --      29     183       212
Cash and cash equivalents.............      1       1      --         2
Short-term investments................      7      32      --        39
                                       ------  ------  ------  --------
 Total................................ $  753  $  147  $  193  $  2,093
                                       ======  ======  ======  ========

                                         Level 1   Level 2   Level 3   Total
December 31, 2010:                     --------- --------- --------- --------
                                                   (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................  $   --    $  564    $   --   $    564
 U.S. Treasury, government and agency.      --       148        --        148
 States and political subdivisions....      --         9        --          9
 Other structured debt................      --        --         6          6
Common and preferred equity...........     410         2        --        412
Mutual funds..........................     115        --        --        115
Derivatives, net......................       1         6        --          7
Private real estate investment funds..      --        --        13         13
Private investment trusts.............      --        51       163        214
Cash and cash equivalents.............       6         2        --          8
Short-term investments................       2        31        --         33
                                        ------    ------    ------   --------
 Total................................  $  534    $  813    $  182   $  1,529
                                        ======    ======    ======   ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                       PRIVATE
                                                                     REAL ESTATE  PRIVATE
                                                         FIXED       INVESTMENT  INVESTMENT COMMON
                                                     MATURITIES/(1)/    FUNDS      TRUSTS   EQUITY   TOTAL
                                                     --------------  ----------- ---------- ------ -------
                                                                        (IN MILLIONS)
Balance at January 1, 2011..........................      $  6          $  13      $  163    $ --  $  182
Actual return on plan assets:
 Relating to assets still held at December 31, 2011.        --              3          20      --      23
 Purchases/issues...................................        --             --          --       1       1
 Sales/settlements..................................        --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................        --             --          --      --      --
                                                          ----          -----      ------    ----  ------
Balance at December 31, 2011........................      $  6          $   4      $  183    $ --  $  193
                                                          ====          =====      ======    ====  ======
Balance at January 1, 2010..........................      $  7          $  12      $  147    $  2  $  168
Actual return on plan assets:
 Relating to assets still held at December 31, 2010.        (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......        --             --          --      (2)     (2)
 Transfers into/out of Level 3......................        --             --          --      --      --
                                                          ----          -----      ------    ----  ------
Balance at December 31, 2010........................      $  6          $  13      $  163    $ --  $  182
                                                          ====          =====      ======    ====  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%
Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%
Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)
2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                Options Outstanding
                                ------------------------------------------------------------------------------
                                                                                             AllianceBernstein
                                      AXA Ordinary Shares            AXA ADRs/(3)/             Holding Units
                                ---------------------------      ---------------------- ----------------------
                                                   Weighted                    Weighted                 Weighted
                                   Number          Average          Number     Average     Number       Average
                                 Outstanding       Exercise       Outstanding  Exercise  Outstanding    Exercise
                                (In Millions)       Price        (In Millions)  Price   (In Millions)    Price
                                ------------- -------------      ------------- -------- ------------- --------
Options outstanding at
  January 1, 2011..............      16.3     (Euro)  22.34           10.0     $  19.96      10.2     $  41.24
Options granted................       2.4     (Euro)  14.52             --     $     --       0.1     $  21.75
Options exercised..............        --     (Euro)     --           (0.6)    $  15.63      (0.1)    $  17.05
Options forfeited, net.........      (0.6)    (Euro)  21.59           (1.8)    $  27.24      (0.8)    $  55.66
Options expired................        --                --             --           --      (0.4)    $  50.59
                                   ------                           ------                 ------
Options Outstanding at
  December 31, 2011............      18.1     (Euro)  19.40            7.6     $  18.47       9.0     $  39.63
                                   ======     =============         ======     ========    ======     ========
Aggregate Intrinsic Value/(1)/.               (Euro)     --/(2)/               $   1.70               $     --/(2)/
                                              =============                    ========               ========
Weighted Average Remaining
  Contractual Term (in years)..      4.74                             1.83                    6.4
                                   ======                           ======                 ======
Options Exercisable at
  December 31, 2011............      10.9     (Euro)  25.35            7.6     $  18.48       3.3        36.65
                                   ======     =============         ======     ========    ======     ========
Aggregate Intrinsic Value/(1)/.               (Euro)     --/(2)/               $    1.7               $     --/(2)/
                                              =============                    ========               ========
Weighted Average Remaining
  Contractual Term (in years)..      4.59                             1.82                    5.6
                                   ======                           ======                 ======

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
 /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants.

   The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                       AXA Ordinary Shares     AllianceBernstein Holding Units
                                                      ---------------------  ----------------------------------
                                                       2011    2010   2009    2011       2010          2009
                                                      ------  -----  ------  ------  ------------  ------------
Dividend yield.......................................   7.00%  6.98%  10.69%   5.40%    7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................  33.90%  36.5%   57.5%  47.30%  46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................   3.13%  2.66%   2.74%   1.90%   2.2 - 2.3 %   1.6 - 2.1 %
Expected life in years...............................    6.4    6.4     5.5     6.0           6.0     6.0 - 6.5
Weighted average fair value per option at grant date. $ 2.49  $3.54  $ 2.57  $ 5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
            Unvested as of January 1, 2011...   391,761   $  29.97
            Granted..........................    16,665   $  14.01
            Vested...........................   117,906   $  31.64
            Forfeited........................    46,948         --
                                              ---------
            Unvested as of December 31, 2011.   243,572   $  30.22
                                              =========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
   Gross investment income (loss).    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011     2010    2009
                                ------  -------  -----
                                     (IN MILLIONS)
Fixed maturities............... $  (29) $  (200) $  (2)
Mortgage loans on real estate..    (14)     (18)    --
Other equity investments.......     (4)      34     53
Other..........................     --       --      3
                                ------  -------  -----
Investment Gains (Losses), Net. $  (47) $  (184) $  54
                                ======  =======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                            2011                2010          2009
                                                                           ------           -------------   -------
                                                                                            (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year.................. $  397               $ (69)      $(1,271)
Cumulative impact of adoption of new accounting guidance, net of taxes....     --                  --           (29)
                                                                           ------               -----       -------
Balance attributable to AXA Equitable, as adjusted........................    397                 (69)       (1,300)
Changes in unrealized investment gains (losses) on investments............    907                 835         2,494
Impact of unrealized investment gains (losses) attributable to:
       Participating group annuity contracts, Closed Blocks
         policyholder dividend obligation and other.......................   (131)            (68)               58
       Insurance liability loss recognition...............................   (120)             --                --
       DAC................................................................    (97)            (79)             (533)
       Deferred income tax (expense) benefit..............................   (193)           (229)             (722)
                                                                           ------               -----       -------
Total.....................................................................    763                 390            (3)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest.................................................     21                   7           (66)
                                                                           ------               -----       -------
Balance Attributable to AXA Equitable, End of Year........................ $  784               $ 397       $   (69)
                                                                           ======               =====       =======
Balance, end of year comprises:
Unrealized investment gains (losses) on:
   Fixed maturities....................................................... $1,782               $ 875       $    33
   Other equity investments...............................................      2                   2             9
                                                                           ------               -----       -------
          Total...........................................................  1,784                 877            42
Impact of unrealized investment gains (losses) attributable to:
       Participating group annuity contracts, Closed Blocks
         policyholder dividend obligation and other.......................   (270)           (139)              (71)
       Insurance liability loss recognition...............................   (120)             --                --
       DAC................................................................   (202)           (105)              (26)
       Deferred income tax (expense) benefit..............................   (421)           (228)                1
                                                                           ------               -----       -------
Total.....................................................................    771                 405           (54)
Less: (Income) loss attributable to noncontrolling interest...............     13                  (8)          (15)
                                                                           ------               -----       -------
Balance Attributable to AXA Equitable, End of Year........................ $  784               $ 397       $   (69)
                                                                           ======               =====       =======

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                  2011      2010     2009
                               ---------  -------  --------
                                      (IN MILLIONS)
Income tax (expense) benefit:.
   Current (expense) benefit.. $      40  $   (34) $     81
   Deferred (expense) benefit.    (1,338)    (755)    1,266
                               ---------  -------  --------
Total......................... $  (1,298) $  (789) $  1,347
                               =========  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011       2010      2009
                                             ---------  ---------  --------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,443) $  (1,137) $  1,153
Noncontrolling interest.....................       (36)        66       105
Separate Accounts investment activity.......        83         53        72
Non-taxable investment income (loss)........         8         15        27
Adjustment of tax audit reserves............        (7)       (13)        7
State income taxes..........................         7         (5)      (12)
AllianceBernstein Federal and foreign taxes.       (13)        (3)       (6)
Tax settlement..............................        84         99        --
ACMC conversion.............................        --        135        --
Other.......................................        19          1         1
                                             ---------  ---------  --------
Income tax (expense) benefit................ $  (1,298) $    (789) $  1,347
                                             =========  =========  ========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, Inc. from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2011  December 31, 2010
                                       ------------------ ------------------
                                       ASSETS LIABILITIES Assets Liabilities
                                       ------ ----------- ------ -----------
                                                   (IN MILLIONS)
Compensation and related benefits..... $  248  $     --   $  229  $     --
Reserves and reinsurance..............     --     3,060       --       977
DAC...................................     --       891       --     1,952
Unrealized investment gains or losses.     --       418       --       259
Investments...........................     --     1,101       --       800
Alternative minimum tax credits.......    242        --      241        --
Other.................................     79        --      108        --
                                       ------  --------   ------  --------
Total................................. $  569  $  5,470   $  578  $  3,988
                                       ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                    DECEMBER 31,
                                                                                             -------------------------
                                                                                               2011     2010     2009
                                                                                             -------  -------  -------
                                                                                                   (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   772  $   406  $     9
Defined benefit pension plans...............................................................  (1,082)  (1,008)    (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --      (62)
                                                                                             -------  -------  -------
Total accumulated other comprehensive income (loss).........................................    (310)    (602)  (1,021)
                                                                                             -------  -------  -------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)     (15)
                                                                                             -------  -------  -------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (297) $  (610) $(1,036)
                                                                                             =======  =======  =======

   The components of OCI for the past three years follow:

                                                                                                     2011   2010    2009
                                                                                                    -----  -----  -------
                                                                                                        (IN MILLIONS)
Net unrealized gains (losses) on investments:
   Net unrealized gains (losses) arising during the year........................................... $ 879  $ 646  $ 2,558
   (Gains) losses reclassified into net earnings (loss) during the year............................    28    189       (2)
                                                                                                    -----  -----  -------
Net unrealized gains (losses) on investments.......................................................   907    835    2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability loss recognition......................................................................................  (541)  (376)  (1,196)
                                                                                                    -----  -----  -------
Change in unrealized gains (losses), net of adjustments............................................   366    459    1,360
Change in defined benefit pension plans............................................................   (74)   (40)      (3)
                                                                                                    -----  -----  -------
Total other comprehensive income (loss), net of income taxes.......................................   292    419    1,357
Less: Other comprehensive (income) loss attributable to noncontrolling interest....................    21      7      (66)
                                                                                                    -----  -----  -------
Other Comprehensive Income (Loss) Attributable to AXA Equitable.................................... $ 313  $ 426  $ 1,291
                                                                                                    =====  =====  =======

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                  DECEMBER 31,
                                                                          ----------------------------
                                                                            2011      2010      2009
                                                                          --------  --------  --------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $    (39)
Change in AVR............................................................     (211)     (291)      289
                                                                          --------  --------  --------
Net change in statutory surplus, capital stock and AVR...................      613       394       250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)   (5,995)
 DAC.....................................................................   (2,861)      981       646
 Deferred income taxes...................................................   (1,272)   (1,089)    1,242
 Valuation of investments................................................       16       145      (659)
 Valuation of investment subsidiary......................................      590       366      (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350    (2,566)
 Pension adjustment......................................................      111        56        17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)    5,541
 Shareholder dividends paid..............................................      379       300        --
 Changes in non-admitted assets..........................................     (154)      (64)       29
 Other, net..............................................................      (10)      (55)      (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --      (195)
                                                                          --------  --------  --------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,927  $  2,224  $ (2,302)
                                                                          ========  ========  ========

                                                                      DECEMBER 31,
                                                             ------------------------------
                                                                2011       2010      2009
                                                             ---------  ---------  --------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $  3,116
AVR.........................................................       220        431       722
                                                             ---------  ---------  --------
Statutory surplus, capital stock and AVR....................     4,845      4,232     3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)   (1,464)
 DAC........................................................     3,545      6,503     5,601
 Deferred income taxes......................................    (5,357)    (4,117)   (2,953)
 Valuation of investments...................................     2,266      1,658       673
 Valuation of investment subsidiary.........................       231       (657)   (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606     2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904     3,178
 Non-admitted assets........................................       510        761     1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)   (1,525)
 Other, net.................................................      (459)      (521)     (152)
                                                             ---------  ---------  --------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  14,840  $  11,829  $  9,469
                                                             =========  =========  ========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                               2011       2010      2009
                            ---------  ---------  --------
                                     (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................. $  15,140  $   8,511  $    337
Investment Management/(1)/.     2,750      2,959     2,941
Consolidation/elimination..       (18)       (29)      (36)
                            ---------  ---------  --------
Total Revenues............. $  17,872  $  11,441  $  3,242
                            =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                            2011      2010     2009
                                                                          --------  -------- --------
                                                                                 (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................ $  4,284  $  2,846 $ (3,879)
Investment Management/(2)/...............................................     (164)      400      588
Consolidation/elimination................................................        4         2       (2)
                                                                          --------  -------- --------
Total Earnings (Loss) from Continuing Operations, before Income Taxes.... $  4,124  $  3,248 $ (3,293)
                                                                          ========  ======== ========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  153,099  $  150,158
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  164,908  $  161,276
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                        THREE MONTHS ENDED
                                                            ------------------------------------------
                                                            MARCH 31  JUNE 30  SEPTEMBER 30 DECEMBER 31
                                                            --------  -------- ------------ -----------
                                                                           (IN MILLIONS)
2011
Total Revenues............................................. $  1,311  $  3,402  $  10,858    $   2,301
                                                            ========  ========  =========    =========
 Earnings (Loss) from Continuing Operations, Net of Income
   Taxes, Attributable to AXA Equitable.................... $   (572) $    741  $   2,824    $     (66)
                                                            ========  ========  =========    =========
Net Earnings (Loss), Attributable to AXA Equitable......... $   (572) $    741  $   2,824    $     (66)
                                                            ========  ========  =========    =========
2010
Total Revenues............................................. $  2,133  $  5,387  $   5,115    $  (1,194)
                                                            ========  ========  =========    =========
Earnings (Loss) from Continuing Operations,................
Net of Income Taxes, Attributable to AXA Equitable......... $    322  $  1,638  $   1,783    $  (1,519)
                                                            ========  ========  =========    =========
Net Earnings (Loss), Attributable to AXA Equitable......... $    322  $  1,638  $   1,783    $  (1,519)
                                                            ========  ========  =========    =========

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

              The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 49 are included in the Statement of Additional Information.

         (b)  Exhibits.

              The following exhibits correspond to those required by paragraph
         (b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.   Not applicable.

         3.
              (a) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

              (a)(i) First Amendment dated as of January 1, 2001 to the
                     Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

              (a)(ii)Second Amendment dated as of January 1, 2012 to the
                     Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File
                     No. 333-05593) on April 19, 2001.

              (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with this Registration Statement, (File
                     No. 333-05593), on April 19, 2001.

              (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File
                     No. 2-30070) on April 19, 2004, and incorporated herein by reference.

              (d)(i) First Amendment dated as of January 1, 2003 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (d)(ii)Second Amendment dated as of January 1, 2004 to General
                     Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

             (d)(iii)Third Amendment dated as of July 19, 2004 to General Agent
                     Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries Incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(iv)Fourth Amendment dated as of November 1, 2004 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (d)(v) Fifth Amendment dated as of November 1, 2006, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (d)(vi)Sixth Amendment dated as of February 15, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

             (d)(vii)Seventh Amendment dated as of February 15, 2008, to
                     General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                     Exhibit 3(r), filed on April 20, 2009.

            (d)(viii)Eighth Amendment dated as of November 1, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

              (d)(ix)Ninth Amendment dated as of November 1, 2011 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

              (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

         4.   (a)    Form of Endorsement Applicable to Traditional IRA (Form
                     No. 2010IRA-I-PCS) previously filed with this Registration
                     Statement No. 333-165395 on September 20, 2010.

              (b) Form of Endorsement Applicable to Non-Qualified Contracts (Form No. 2010NQ-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (c) Form of Endorsement Applicable to Roth IRA Contracts (Form No. 2010ROTH-I-PCS) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (d) Form of Flexible Premium Deferred Variable and Index Linked Annuity Contract (Form No. 2010PCSBASE-I-A) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (e)    Form of Data Page (Part A - Personal Data) (Form
                     No. 2010PCSDP) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (f) Form of Data Page (Part C - Charges) (Form No. 2010PCSDP-ADV) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (g)(i) Form of Data Page (Part C - Charges) (Form
                     No. 2010PCSDP-B) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (g)(ii)Form of Data Page (Part C - Charges) (Form No.
                     2012PCSDP-C), filed with this Registration Statement No. 333-165395 on August 30, 2012.

         5.   (a)    Form of Enrollment Form/Application 2010 PCS App 01 (AXA
                     Advisors) previously filed with this Registration
                     Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

              (b) Form of Enrollment Form/Application 2010 PCS App 02 (AXA Distributors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (c) Form of Enrollment Form/Application 2010 PCSI App 01 (AXA Advisors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010.

              (d) Form of Enrollment Form/Application 2010 PCSI App 02 (AXA Distributors) previously filed with this Registration Statement No. 333-165395 on September 20, 2010, and was refiled with this Registration Statement No. 333-165395 on August 30, 2012.

         6.   (a)    Restated Charter of AXA Equitable, as amended August 31,
                     2010, incorporated herein by reference to Registration
                     Statement on Form N-4, (File No. 333-05593), filed on
                     April 24, 2012.

              (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

         7.   Not applicable.

         8.   (a)    Amended and Restated Participation Agreement among EQ
                     Advisors Trust, AXA Equitable Life Insurance Company ("AXA
                     Equitable"), AXA Distributors and AXA Advisors dated July
                     15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust
                     Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

              (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

              (a)(ii)Amendment No. 2, dated July 9, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

             (a)(iii)Amendment No. 3, dated October 1, 2004, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

              (a)(iv)Amendment No. 4, dated May 1, 2005, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

              (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

              (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

             (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

            (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

              (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

              (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

              (a)(xi)Amendment No. 11, dated May 1, 2009, to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

             (a)(xii)Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

            (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

             (a)(xiv)Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

              (a)(xv)Amendment No. 15, dated June 7, 2011 , to the Amended and
                     Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

         9. Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.  (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

              (b)    Powers of Attorney, filed herewith.

         11.  Not applicable.
         12.  Not applicable.
         13.  Not applicable.

Item 25.Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

NAME AND PRINCIPAL                  POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                           AXA EQUITABLE
------------------              ------------------------------------

DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh            Director
8 Highcroft Lane
Malvern, PA 19355

Charlynn Goins                  Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                   Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton             Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram L.Scott                 Director
7129 Fairway Vista Drive
Charlotte,NC 28226

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                   Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Richard C. Vaughan              Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR
----------------

*Mark Pearson                   Director, Chairman of the Board and
                                Chief Executive Officer

*Andrew J. McMahon              Director and President


OTHER OFFICERS
--------------
*Anders B. Malmstrom       Senior Executive Vice President and Chief Financial Officer

*Andrea M. Nitzan          Executive Vice President
                           (acting Principal Accounting Officer)

*Bertrand Poupart-Lafarge  Executive Vice President,
                           Chief Investment Officer and
                           Treasurer

*Michael B. Healy          Executive Vice President
                           and Chief Information Officer

*Salvatore Piazzolla       Senior Executive Vice President

*Mary Fernald              Senior Vice President and Chief
                           Underwriting Officer

*David Kam                 Senior Vice President and Actuary

*Kevin E. Murray           Executive Vice President

*Anne M. Katcher           Senior Vice President and Senior Actuary

*Anthony F. Recine         Senior Vice President, Chief Compliance
                           Officer and Deputy General Counsel

*Karen Field Hazin         Vice President, Secretary and Associate
                           General Counsel

*Dave S. Hattem            Senior Vice President and General Counsel

*Michel Perrin             Senior Vice President and Actuary

*Naomi J. Weinstein        Vice President

*Charles A. Marino         Executive Vice President and Chief
                           Actuary

*Nicholas B. Lane          Senior Executive Vice President and
                           President, Retirement Savings

*David W. O'Leary          Executive Vice President

*Robert O. Wright, Jr.     Executive Vice President

*Amy J. Radin              Senior Executive Vice President and
                           Chief Marketing Officer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

   AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

   Set forth below are the subsidiary charts for the Holding Company and AXA:

(a) The AXA Group Organizational Charts June 1st 2011 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-178750) on Form N-4 filed December 23, 2011.

(b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2011 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-05593) on Form N-4 filed April 24, 2012.

Item 27. Number of Contractowners

         As of July 31, 2012, there were 7,683 Qualified Contract owners and/or 6,360 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

     The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

     7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

            (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

            (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

            (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                   (b) To the extent permitted by the law of the State of New York, the Company, or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss.1216)

     The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Zurich Insurance Company, AXIS Insurance Company and Chubb Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b)    Indemnification of Principal Underwriters

     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

     (c)    Undertaking

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49, 70 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I, and MONY's Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC and

                AXA Distributors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
----------------                   ------------------

*Andrew J. McMahon                 Director, Chief Financial Protection &
                                   Wealth Management Officer

*Christine Nigro                   President and Director

*Anders B. Malmstrom               Director

*Amy J. Radin                      Director

*Manish Agarwal                    Director

*Nicholas B. Lane                  Director and Chief Retirement Services
                                   Officer

*Robert O. Wright, Jr.             Director, Chairman of the Board and
                                   Chief Sales Officer

*Frank Massa                       Chief Operating Officer

*Philip Pescatore                  Chief Risk Officer

*William Degnan                    Senior Vice President

*David M. Kahal                    Senior Vice President

*George Papazicos                  Senior Vice President

*Vincent Parascandola              Senior Vice President

*Robert P. Walsh                   Vice President and Chief Anti-Money
                                   Laundering Officer

*Page Pennell                      Vice President and Acting Broker-Dealer
                                   Chief Compliance Officer

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Acting Investment Advisors Chief
                                   Compliance Officer

*Francesca Divone                  Secretary

*Susan Vesey                       Assistant Secretary

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Andrew J. McMahon                 Director and Chief Financial Protection
                                   & Wealth Management Officer

*Michael P. McCarthy               Director, Senior Vice President and
                                   National Sales Manager

*David W. O'Leary                  Executive Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Windy Lawrence                    Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Michael Schumacher                Senior Vice President

*John C. Taroni                    Vice President and Treasurer

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Robert P. Walsh                   Vice President and Chief AML Officer

*Francesca Divone                  Secretary

*Susan Vesey                       Assistant Secretary

(c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

              AXA Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Certificates.

              The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 31st day of August, 2012.

                               SEPARATE ACCOUNT NO. 49 OF
                               AXA EQUITABLE LIFE INSURANCE COMPANY
                                        (Registrant)

                               By:  AXA Equitable Life Insurance Company
                                        (Depositor)

                               By:  /s/ Dodie Kent
                                    -----------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 31st day of August, 2012.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer
                               and Director

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Vice President
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Vice President (acting Principal
                               Accounting Officer)

*DIRECTORS:

Mark Pearson                 Danny L. Hale        Ramon de Oliveira
Henri de Castries            Anthony J. Hamilton  Bertram Scott
Denis Duverne                Peter S. Kraus       Lorie A. Slutsky
Barbara Fallon-Walsh         Andrew J. McMahon    Ezra Suleiman
Charlynn Goins                                    Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      August 31, 2012

                                 EXHIBIT INDEX

  EXHIBIT NO.                                                       TAG VALUE
  -----------                                                       ---------

      9       Opinion and Consent of Counsel                        EX-99.9

      10(a)   Consent of PricewaterhouseCoopers, LLP                EX-99.10a

      10(b)   Powers of Attorney                                    EX-99.10b